PROSPECTUS  SEPTEMBER 7, 2001

JPMORGAN U.S. EQUITY FUNDS
CLASS A, CLASS B, AND CLASS C SHARES

BALANCED FUND

CAPITAL GROWTH FUND

CORE EQUITY FUND

DISCIPLINED EQUITY FUND (CLASS A AND CLASS B)

DYNAMIC SMALL CAP FUND

EQUITY GROWTH FUND

EQUITY INCOME FUND

GROWTH AND INCOME FUND

MIDCAP VALUE FUND

SMALL CAP EQUITY FUND (CLASS A AND CLASS B)

SMALL CAP GROWTH FUND

U.S. EQUITY FUND

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

CONTENTS
Balanced Fund                                            1
Capital Growth Fund                                      8
Core Equity Fund                                        13
Disciplined Equity Fund                                 18
Dynamic Small Cap Fund                                  23
Equity Growth Fund                                      28
Equity Income Fund                                      34
Growth and Income Fund                                  39
Mid-Cap Value Fund                                      45
Small Cap Equity Fund                                   51
Small Cap Growth Fund                                   57
U.S. Equity Fund                                        63
The Funds' Management and Administration                68
How Your Account Works                                  71
   Know Which Classes to Buy                            71
   About Sales Charges                                  71
   General                                              72
   Buying Fund Shares                                   73
   Selling Fund Shares                                  74
   Exchanging Fund Shares                               75
   Other Information Concerning the Funds               75
   Distributions and Taxes                              76
Shareholder Services                                    77
What the Terms Mean                                     78
Risk and Reward Elements                                79
Financial Highlights                                    81
How To Reach Us                                 Back cover

JP MORGAN BALANCED FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 79-80.

THE FUND'S OBJECTIVE
The Fund seeks to provide a balance of current income and growth of capital.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund seeks a balance of current income and growth by using the following strategies:

- an active equity management style which focuses on strong earnings momentum and profitability within the universe of S&P500 equity securities.

- an active fixed-income management style that focuses primarily on domestic fixed-income securities.

The adviser may adjust the portion of the Fund's assets that are invested in equity and fixed-income securities depending on its analysis of general market and economic conditions and trends, yields, interest rates and changes in monetary policies.

The Fund seeks growth of capital by normally investing 35% to 70% of its total assets in equity securities. The Fund invests primarily in companies with one or more of the following characteristics:

- projected rate of earnings growth that's equal to or greater than the equity markets in general

- return on assets and equity that's equal to or greater than the equity markets in general

- market capitalization equal to those within the universe of S&P 500 Index stocks at the time of purchase.

Market capitalization is the total market value of a company's shares. Equity securities include common stocks, preferred stocks, convertible securities and foreign securities which may take the form of depositary receipts.

The Fund seeks current income by normally investing at least 25% of its total assets in U.S. government securities and other fixed-income securities, including mortgage-backed securities. The Fund invests in fixed-income securities only if they are rated as investment grade or the adviser considers them to be comparable to investment grade.

The Fund may invest in floating rate securities, whose interest rate adjusts automatically whenever a specified interest rate changes, and in variable rate securities, whose interest rates are changed periodically.

The Fund may also invest in mortgage-related securities, collateralized mortgage obligations and real estate investment trusts. The Fund may also enter into "dollar rolls."

The Fund may invest any portion of its assets that aren't in stocks or fixed-income securities in high-quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

  BEFORE YOU INVEST
  INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
  - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
  - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

  FREQUENCY OF TRADING
  HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, the adviser, J.P. Morgan Fleming Asset Management (USA) Inc. (JPMFAM (USA)), will focus on companies with strong earnings growth and high profitability levels. The Fund will also examine industry and company specific characteristics. The Fund's equity portion will emphasize growth sectors of the economy.

There is no restriction on the maturity of the Fund's debt portfolio or on any individual security in the portfolio. The Fund's adviser will adjust the maturity based on its outlook for the economy.

   INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities, asset sectors, or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock and bond markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may invest in mid-capitalization companies. The securities of mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Mid-capitalization companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

Investments in foreign securities may be riskier than investments in the United States. Foreign securities may be affected by political, social and eco-nomic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

The value of the Fund's fixed-income securities tends to fall when prevailing interest rates rise. Such a drop could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. That's because long-term debt securities are more sensitive to interest rate changes than other fixed-income securities.

The Fund's mortgage-related investments involve risk of losses due to prepayments that occur earlier or later than expected, like any bond, due to default.

The Fund's performance will also depend on the credit quality of its investments. Securities which are rated Baa3 by Moody's Investors Service, Inc. or BBB- by Standard & Poor's Corporation may have fewer protective provisions and are generally more risky than higher-rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

Because the interest rate changes on floating and variable rate securities, the Fund's yield may decline and it may lose the opportunity for capital appreciation when interest rates decline.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

   WHO MAY WANT TO INVEST
   THE FUND IS DESIGNED FOR INVESTORS WHO:
   - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
   - WANT TO ADD AN INVESTMENT WITH GROWTH AND INCOME POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
   - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
   THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

   - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUS ONLY ON PARTICULAR INDUSTRIES OR SECTORS

   - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
   - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's Shares. The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual returns over the past one year, five years and ten years. It compares that performance to the S&P 500 Index, Lehman Aggregate Bond Index and Lehman Gov't/Credit Index, widely recognized market benchmarks, and the Lipper Balanced Funds Index. In the past, the Fund has compared its performance to the Lehman Gov't/Credit Index, but in the future, the Fund intends to compare its performance to the Lehman Aggregate Bond Index instead. It is believed that the new benchmark is more appropriate since it more accurately reflects the Fund's investment strategy.

The performance for the period before Class A Shares were launched on 10/16/98 is based on the performance of the Select Class Shares (formerly Institutional Shares prior to the date of this prospectus) of the Fund. During this period, the actual returns of Class A, B and C Shares would have been lower than shown because Class A Shares have higher expenses than Select Class Shares. Class B Shares and Class C shares were first offered on 2/16/01. The performance for the period before Class B Shares and Class C Shares were launched is based on the performance of Class A Shares of the Fund. The actual returns of Class B Shares and Class C Shares would have been lower than shown because Class B and Class C Shares have higher expenses than Class A Shares. The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for the Class A Shares reflects the deduction of the maximum front end sales load and the performance for Class B and Class C Shares reflects the deduction of the applicable contingent deferred sales load.

YEAR-BY-YEAR RETURNS(1)
[CHART}

1991                           24.16%
1992                            5.32%
1993                            6.01%
1994                           -2.27%
1995                           23.83%
1996                           11.31%
1997                           23.67%
1998                           25.04%
1999                           13.94%
2000                           -2.80%

-------------------------------------
BEST QUARTER                   13.24%
-------------------------------------
                    4th quarter, 1998
-------------------------------------
WORST QUARTER                  -4.90%
-------------------------------------
                    4th quarter, 2000


Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -5.29%.

(1) The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time, for periods ended December 31,2000(1)

                                               PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
CLASS A SHARES                                 -8.40        12.43         11.67
---------------------------------------------------------------------------------------
CLASS B SHARES                                 -6.73        13.53         12.33
---------------------------------------------------------------------------------------
CLASS C SHARES                                 -3.59        13.77         12.33
---------------------------------------------------------------------------------------
S&P 500 INDEX (NO EXPENSES)                    -9.10        18.33         17.44
---------------------------------------------------------------------------------------
LEHMAN GOV'T/CREDIT INDEX (NO EXPENSES)        11.85         6.24          8.00
---------------------------------------------------------------------------------------
LEHMAN AGGREGATE BOND INDEX (NO EXPENSES)      11.63         6.46          7.96
---------------------------------------------------------------------------------------
LIPPER BALANCED FUNDS INDEX (NO EXPENSES)       2.39        11.80         12.45
---------------------------------------------------------------------------------------

INVESTOR EXPENSES FOR CLASS A, B and C SHARES
The expenses of Class A, B and C Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                              CLASS A SHARES    CLASS B SHARES    CLASS C SHARES
--------------------------------------------------------------------------------
MAXIMUM SALES CHARGE
(LOAD) WHEN YOU BUY
SHARES, SHOWN AS % OF
THE OFFERING PRICE*           5.75%             None              None
--------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES
CHARGE (LOAD) SHOWN AS
LOWER OF ORIGINAL
PURCHASE PRICE OR
REDEMPTION PROCEEDS           None              5.00%             1.00%
--------------------------------------------------------------------------------

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                               CLASS A      CLASS B   CLASS C
                                               SHARES(1)    SHARES(2) SHARES(2)
--------------------------------------------------------------------------------
MANAGEMENT FEES                                 0.50         0.50      0.50
DISTRIBUTION (RULE 12b-1) FEES                  0.25         0.75      0.75
SHAREHOLDER SERVICE FEES                        0.25         0.25      0.25
OTHER EXPENSES                                  0.60(1)      0.60(2)   0.60(2)
--------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                        1.60         2.10      2.10
FEE WAIVER AND EXPENSE REIMBURSEMENT(3)        (0.35)       (0.17)    (0.17)
--------------------------------------------------------------------------------
NET EXPENSES(3)                                 1.25         1.93      1.93
--------------------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED FOR THE MOST RECENT FISCAL YEAR.
(2) "OTHER EXPENSES" ARE BASED ON ESTIMATED EXPENSES FOR THE CURRENT FISCAL
    YEAR.
(3) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF CLASS A, B AND C SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
    PLAN) EXCEED 1.25%, 1.93% AND 1.93% RESPECTIVELY, OF THE AVERAGE DAILY NET ASSETS THROUGH 9/7/02.

EXAMPLE The example below is intended to help you compare the cost of investing in Class A, B and C Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

-  net expenses for one year and total operating expenses thereafter.

The example is for comparison only; the actual returns of Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                             1 YEAR    3 YEARS    5 YEARS    10 YEARS
----------------------------------------------------------------------------
CLASS A SHARES*($)           695       1,019      1,365      2,338
----------------------------------------------------------------------------
CLASS B SHARES**($)          696         942      1,313      2,290***
----------------------------------------------------------------------------
CLASS C SHARES**($)          296         642      1,113      2,418
----------------------------------------------------------------------------

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                             1 YEAR    3 YEARS    5 YEARS    10 YEARS
----------------------------------------------------------------------
CLASS B SHARES ($)           196       642        1,113      2,290***
----------------------------------------------------------------------
CLASS C SHARES ($)           196       642        1,113      2,418
----------------------------------------------------------------------

*   ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.
**  ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE
    SOLD.

*** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY
    HAVE BEEN OWNED FOR EIGHT YEARS.

JP MORGAN CAPITAL GROWTH FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 79-80.

THE FUND'S OBJECTIVE
The Fund seeks capital growth over the long term.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal market conditions, the Fund invests at least 80% of its total assets in a broad portfolio of common stocks of companies with market capitalizations equal to those within the universe of S&P Mid Cap 400 Index stocks at the time of purchase. Market capitalization is the total market value of a company's shares.

The Fund may invest in other equity securities which include preferred stocks convertible securities, and foreign securities which may take the form of depositary receipts.

Although the Fund intends to invest primarily in equity securities, under normal market condititons it may also invest high-quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

   BEFORE YOU INVEST
   INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
   - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
   - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

   FREQUENCY OF TRADING
   HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.


INVESTMENT PROCESS

In managing the Fund, the adviser, J.P. Morgan Fleming Asset Management (USA) Inc. (JPMFAM(USA)), applies an active equity management style focused on investing in mid-sized companies. The Fund focuses on companies with high-quality management, with a leading or dominant position in a major product line, new or innovative products and services or processes, a strong financial position and a relatively high rate of return of invested capital so that they can finance future growth without having to borrow extensively from outside sources. The adviser uses a disciplined stock selection process which focuses on identifying attractively valued companies with positive business fundamentals.

   INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may not achieve its objective if securities do not appreciate as much as the adviser anticipates or if companies which the adviser believes will experience earnings growth do not grow as expected.

The securities mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

Investments in foreign securities may be riskier than investments in the United States. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This makes the value of the Fund's shares more sensitive to the economic problems of those issuing the securities.

   WHO MAY WANT TO INVEST
   THE FUND IS DESIGNED FOR INVESTORS WHO:
   - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
   - WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
   - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
   THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

   - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS

   - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
   - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's Shares. The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual returns over the past one year, five years and ten years. It compares that performance to the S&P MidCap 400 Index, a widely recognized market benchmark, and the Lipper Mid-Cap Core Funds Index.

Class B Shares were first offered on 11/4/93. The performance for the period before Class B Shares were launched is based on the performance of Class A Shares of the Fund. Class C Shares were first offered on 1/2/98. The performance for the period before Class C Shares were launched is based on the performance of Class B Shares of the Fund since 11/4/93 and Class A Shares of the Fund prior to that date. The actual returns of Class B and Class C Shares would have been lower than shown because Class B and Class C Shares have higher expenses than Class A Shares. The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for the Class A Shares reflect the deduction of the maximum front end sales load and the performance for Class B and Class C Shares reflects the deduction of the applicable contingent deferred sales load.

Past performance does not predict how the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -3.40%.

YEAR-BY-YEAR RETURNS(1)
[CHART]

1991                              70.74%
1992                              12.95%
1993                              20.17%
1994                              -1.31%
1995                              22.24%
1996                              24.20%
1997                              23.37%
1998                              5.54%
1999                              12.77%
2000                              14.17%

------------------------------------------
BEST QUARTER                      26.78%
------------------------------------------
                       1st quarter, 1991
------------------------------------------
WORST QUARTER                    -19.57%
------------------------------------------
                       3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time, for periods ended December 31, 2000

                                        PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
--------------------------------------------------------------------------------
CLASS A SHARES                           7.60        14.43         18.56
--------------------------------------------------------------------------------
CLASS B SHARES                           8.61        14.99         18.84
--------------------------------------------------------------------------------
CLASS C SHARES                          12.64        15.05         18.75
--------------------------------------------------------------------------------
S&P MID-CAP 400 INDEX (NO EXPENSES)     17.50        20.41         19.86
--------------------------------------------------------------------------------
LIPPER MID-CAP CORE FUNDS
INDEX (NO EXPENSES)                      6.26        16.17         17.94
--------------------------------------------------------------------------------

(1) THE FUND'S FISCAL YEAR END IS 10/31.

INVESTOR EXPENSES FOR CLASS A, CLASS B and CLASS C SHARES

The expenses of Class A, B and C Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                              CLASS A SHARES    CLASS B SHARES   CLASS C SHARES
-------------------------------------------------------------------------------
MAXIMUM SALES CHARGE
(LOAD) WHEN YOU BUY
SHARES, SHOWN AS % OF
THE OFFERING PRICE*           5.75%             None             None
-------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES
CHARGE (LOAD) SHOWN AS
LOWER OF ORIGINAL
PURCHASE PRICE OR
REDEMPTION PROCEEDS            None             5.00%            1.00%
-------------------------------------------------------------------------------

* The offering price is the net asset value of the shares purchased plus any sales charge.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS

                                               CLASS A      CLASS B    CLASS C
                                               SHARES       SHARES     SHARES
------------------------------------------------------------------------------
MANAGEMENT FEES                                0.40         0.40       0.40
DISTRIBUTION (RULE 12b-1) FEES                 0.25         0.75       0.75
SHAREHOLDER SERVICE FEES                       0.25         0.25       0.25
OTHER EXPENSES(1)                              0.45         0.45       0.45
------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                       1.35         1.85       1.85
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)          --           --         --
------------------------------------------------------------------------------
NET EXPENSES(2)                                1.35         1.85       1.85
------------------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED DURING THE MOST RECENT FISCAL YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF CLASS A, B AND C SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
    PLAN) EXCEED 1.35%, 1.85% AND 1.85%,RESPECTIVELY, OF THE AVERAGE DAILY NET ASSETS THROUGH 9/7/02.

EXAMPLE The example below is intended to help you compare the cost of investing in Class A, B and C Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

-  net expenses for one year and total operating expenses thereafter.

The example is for comparison only; the actual returns of Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                               1 YEAR      3 YEARS    5 YEARS    10 YEARS
----------------------------------------------------------------------------
CLASS A SHARES* ($)            705         978        1,272      2,105
----------------------------------------------------------------------------
CLASS B SHARES** ($)           688         882        1,201      2,039***
----------------------------------------------------------------------------
CLASS C SHARES** ($)           288         582        1,001      2,169
----------------------------------------------------------------------------

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                             1 YEAR        3 YEARS    5 YEARS      10 YEARS
-----------------------------------------------------------------------------
CLASS B SHARES ($)           188           582         1,001       2,039***
-----------------------------------------------------------------------------
CLASS C SHARES ($)           188           582         1,001       2,169
-----------------------------------------------------------------------------

*   ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.
**  ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD.

*** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE
    BEEN OWNED FOR EIGHT YEARS.

JP MORGAN CORE EQUITY FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 79-80.

THE FUND'S OBJECTIVE
The Fund seeks to maximize total investment return with an emphasis on long-term capital appreciation and current income while taking reasonable risk.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund uses an active equity management style which focuses on strong earnings momentum and profitability within the universe of S&P 500 stocks. The Fund normally invests at least 70% of its total assets in equity securities. Equity securities may include common stocks, convertible securities, preferred stocks and depositary receipts.

Although the Fund intends to invest primarily in equity securities, it may also invest high-quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

   BEFORE YOU INVEST
   INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

   - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

   - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

   FREQUENCY OF TRADING
   HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS
The Fund seeks capital appreciation by emphasizing companies with a superior record of earnings growth relative to the equity markets in general or a projected rate of earnings growth that's greater than or equal to the equity markets.

In managing the Fund, the adviser, J.P. Morgan Fleming Asset Management (USA) Inc. (JPMFAM (USA)), seeks to earn current income and manage risk by focusing on larger companies with a stable record of earnings growth. In addition, it diversifies its portfolio across all sectors of the S&P 500. The Fund also emphasizes companies with return on assets and return on equity equal to or greater than the equity markets.

   INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Investments in foreign securities may be riskier than investments in the United States. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

The value of the Fund's fixed-income securities tends to fall when prevailing interest rates rise. Such a drop could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. That's because long-term debt securities are more sensitive to interest rate changes than other fixed-income securities.

Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

   WHO MAY WANT TO INVEST
   THE FUND IS DESIGNED FOR INVESTORS WHO:
   - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
   - WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
   - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
   THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

   - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS

   - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
   - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's Shares. The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year for the past seven calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual returns over the past one year, five years and the life of the Fund. It compares that performance to the S&P 500 Index, a widely recognized market benchmark, and the Lipper Large-Cap Core Funds Index.

The performance for the period before Class A Shares were launched on 9/10/98 is based on the performance of Select Class Shares (formerly Institutional Class Shares prior to the date of this prospectus) of the fund. During this period the actual returns of Class A Shares would have been lower than shown because Class A Shares have higher expenses than Select Class Shares. Class B Shares and Class C Shares were first offered on 2/16/01. The performance for the period before Class B Shares and Class C Shares were launched is based on the performance of Class A Shares of the Fund. The actual returns of Class B Shares and Class C Shares would have been lower than shown because Class B and Class C Shares have higher expenses than Class A Shares. The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for the Class A Shares reflects the deduction of the maximum front end sales load and the performance for Class B and Class C Shares reflects the deduction of the applicable contingent deferred sales load.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than shown.

YEAR-BY-YEAR RETURNS(1),(2)
[CHART]

1994                         -4.03%
1995                         25.53%
1996                         22.54%
1997                         33.33%
1998                         30.80%
1999                         23.59%
2000                        -12.19%

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS 10.49%.
(1) THE FUND COMMENCED OPERATIONS ON 4/1/93.
(2) THE FUND'S FISCAL YEAR END IS 12/31.

-----------------------------------
BEST QUARTER                 22.85%
-----------------------------------
                  4th quarter, 1998
-----------------------------------
WORST QUARTER               -11.03%
-----------------------------------
                  4th quarter, 2000

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2000(1)

                                  PAST 1 YEAR.     PAST 5 YEARS.   LIFE OF FUND
-------------------------------------------------------------------------------
CLASS A SHARES                    -17.23           16.93           14.42
CLASS B SHARES                    -16.28           18.12           15.30
-------------------------------------------------------------------------------
CLASS C SHARES                    -13.01           18.32           15.30
-------------------------------------------------------------------------------
S&P 500 INDEX (NO EXPENSES)        -9.10           18.33           17.11
-------------------------------------------------------------------------------
LIPPER LARGE-CAP CORE FUNDS
INDEX (NO EXPENSES)                -7.37           16.79           15.34
-------------------------------------------------------------------------------

INVESTOR EXPENSES FOR CLASS A, B and C SHARES
The expenses of Classes A, B and C Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                              CLASS A SHARES    CLASS B SHARES    CLASS C SHARES
--------------------------------------------------------------------------------
MAXIMUM SALES CHARGE
(LOAD) WHEN YOU BUY
SHARES, SHOWN AS % OF
THE OFFERING PRICE*           5.75%             None              None
--------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES
CHARGE (LOAD) SHOWN AS
LOWER OF ORIGINAL
PURCHASE PRICE OR
REDEMPTION PROCEEDS           None              5.00%             1.00%
--------------------------------------------------------------------------------

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                            CLASS A       CLASS B      CLASS C
                                            SHARES(1)     SHARES(2)    SHARES(2)
--------------------------------------------------------------------------------
MANAGEMENT FEES                              0.50          0.50         0.50
DISTRIBUTION (RULE 12b-1) FEES               0.25          0.75         0.75
SHAREHOLDER SERVICE FEES                     0.25          0.25         0.25
OTHER EXPENSES                               0.56          0.56         0.56
--------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                     1.56          2.06         2.06
FEE WAIVER AND EXPENSE REIMBURSEMENT(3)     (0.31)        (0.06)       (0.06)
--------------------------------------------------------------------------------
NET EXPENSES3                                1.25          2.00         2.00
--------------------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.
(2) "OTHER EXPENSES" ARE BASED ON ESTIMATED EXPENSES FOR THE CURRENT FISCAL
    YEAR.
(3) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF CLASS A, B AND C SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
    PLAN) EXCEED 1.25%, 2.00% AND 2.00%, RESPECTIVELY, OF THE AVERAGE DAILY NET ASSETS THROUGH 9/7/02.

EXAMPLE The example below is intended to help you compare the cost of investing in Class A, B and C Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,
-  5% return each year, and
-  net expenses for one year and total operating expenses thereafter.

The example is for comparison only; the actual return of Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                           1 YEAR     3 YEARS      5 YEARS     10 YEARS
--------------------------------------------------------------------------
CLASS A SHARES* $)         695        1,011        1,348       2,300
--------------------------------------------------------------------------
CLASS B SHARES** ($)       703          940        1,303       2,257***
--------------------------------------------------------------------------
CLASS C SHARES** ($)       303          640        1,103       2,385
--------------------------------------------------------------------------

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                              1 YEAR      3 YEARS   5 YEARS     10 YEARS
--------------------------------------------------------------------------
CLASS B SHARES ($)            203         640       1,103       2,257***
--------------------------------------------------------------------------
CLASS C SHARES ($)            203         640       1,103       2,385
--------------------------------------------------------------------------

*   ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.
**  ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE
    SOLD.
*** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY
    HAVE BEEN OWNED FOR EIGHT YEARS.

JP MORGAN DISCIPLINED EQUITY FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 79 -
80.

THE FUND'S OBJECTIVE

The Fund seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard & Poor's 500 Index (S&P 500).

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests primarily in large- and medium-capitalization U.S. companies. Industry by industry, the Fund's weightings are similar to those of the S&P 500. The Fund does not look to overweight or underweight industries relative to the S&P 500.

Within each industry, the Fund modestly overweights equity securities that it considers undervalued or fairly valued while modestly underweighting or not holding equity securities that appear overvalued.

By owning a large number of equity securities within the S&P 500, with an emphasis on those that appear undervalued or fairly valued, and by tracking the industry weightings of that index, the Fund seeks returns that modestly exceed those of the S&P 500 over the long term with virtually the same level of volatility.

The Fund may invest any portion of its assets that isn't in equity securities or fixed-income securities in high-quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various investments and for risk management.

Equity securities may include common stocks, preferred stocks, convertible securities and depositary receipts.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

   BEFORE YOU INVEST
   INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
   - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
   - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

   FREQUENCY OF TRADING
   HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS
In managing the Fund, J.P. Morgan Investment Management Inc.
(JPMIM), the adviser, employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period often -- as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

The Fund buys and sells stocks according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys stocks that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the adviser often considers a number of other criteria:

-  catalysts that could trigger a rise in a stock's  price

-  high potential reward compared to potential risk

-  temporary mispricings caused by market overreactions

   INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may invest in mid-capitalization companies. The securities of mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments.


   WHO MAY WANT TO INVEST
   THE FUND IS DESIGNED FOR INVESTORS WHO:
   - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
   - WANT TO ADD AN INVESTMENT WITH POTENTIAL FOR HIGHER RISK AND RETURN TO FURTHER DIVERSIFY A PORTFOLIO
   - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
   THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

   - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS

   - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
   - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. Prior to the date of this prospectus, the Fund had only one class of shares, and operated in a master-feeder structure. As of the date of this prospectus, the Fund's existing share class will be re-named "Institutional" and Class A and B Shares will be introduced. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past three calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and the life of the Fund. It compares that performance to the S&P 500, a widely recognized market benchmark.

The performance for the periods before Class A and B Shares were launched is based on the performance of the Institutional Class Shares of the Fund. During this period, the actual returns of Class A and B Shares would have been lower than shown because Class A and B Shares have higher expenses than Institutional Class Shares. The performance figures in the bar chart do not reflect a front end sales load, which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for the Class A shares reflect the deduction of the maximum front end sales load and the performance for Class B shares reflects the deduction of the applicable contingent deferred sales load.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -5.43%.

YEAR-BY-YEAR RETURNS(1),(2),(3)
[CHART]

1998                           32.35%
1999                           18.32%
2000                          -10.87%

-------------------------------------
BEST QUARTER                   22.85%
-------------------------------------
                    4th quarter, 1998
-------------------------------------
WORST QUARTER                  -9.91%
-------------------------------------
                    3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time, for periods ended December 31, 2000(1),(3)

                                        PAST 1 YEAR             LIFE OF FUND
------------------------------------------------------------------------------
CLASS A SHARES(3)                       -16.00                  13.73
------------------------------------------------------------------------------
CLASS B SHARES(3)                       -15.29                  14.95
------------------------------------------------------------------------------
S&P 500 INDEX (NO EXPENSES)              -9.10                  15.79
------------------------------------------------------------------------------

(1) THE FUND COMMENCED OPERATIONS ON 1/3/97.
(2) THE FUND'S FISCAL YEAR END IS 5/31.
(3) THE PERFORMANCE SHOWN ABOVE IS FOR INSTITUTIONAL CLASS SHARES, WHICH ARE NOT OFFERED IN THIS PROSPECTUS. THE CLASS A AND B SHARES AND INSTITUTIONAL CLASS SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES, HOWEVER, THE PERFORMANCE FOR CLASS A AND B SHARES WOULD BE LOWER BECAUSE CLASS A AND B SHARES HAVE HIGHER EXPENSES THAN INSTITUTIONAL CLASS SHARES.

ESTIMATED INVESTOR EXPENSES FOR CLASS A AND B SHARES
The estimated expenses of the Class A and B Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                CLASS A SHARES          CLASS B SHARES
----------------------------------------------------------------------
MAXIMUM SALES CHARGE
(LOAD) WHEN YOU BUY
SHARES, SHOWN AS % OF
THE OFFERING PRICE*             5.75%                   NONE
----------------------------------------------------------------------
MAXIMUM DEFERRED SALES
CHARGE (LOAD) SHOWN AS
LOWER OF ORIGINAL
PURCHASE PRICE OR
REDEMPTION PROCEEDS             NONE                    5.00%
----------------------------------------------------------------------

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                          CLASS A SHARES     CLASS B SHARES
-----------------------------------------------------------------------------
MANAGEMENT FEES                            0.35               0.35
DISTRIBUTION (RULE 12b-1) FEES             0.25               0.75
SHAREHOLDER SERVICE FEES                   0.25               0.25
OTHER EXPENSES(1)                          0.39               0.39
-----------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                   1.24               1.74
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)   (0.29)             (0.29)
-----------------------------------------------------------------------------
NET EXPENSES                               0.95               1.45
-----------------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTY TRUST COMPANY OF NEW YORK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF CLASS A AND B SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
    PLAN) EXCEED 0.95% AND 1.45%, RESPECTIVELY, OF THE AVERAGE DAILY NET ASSETS THROUGH 9/7/02.

EXAMPLE The example below is intended to help you compare the cost of investing in Class A and B Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

-  net expenses for one year and total operating expenses thereafter.

The example is for comparison only; the actual return of the Class A and Class B Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                             1 YEAR      3 YEARS      5 YEARS      10 YEARS
---------------------------------------------------------------------------
CLASS A SHARES* ($)          666         919          1,191        1,965
---------------------------------------------------------------------------
CLASS B SHARES** ($)         648         820          1,117        1,895***
---------------------------------------------------------------------------

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                             1 YEAR      3 YEARS      5 YEARS       10 YEARS
-----------------------------------------------------------------------------
CLASS B SHARES($)            148         520          917           1,895***
-----------------------------------------------------------------------------

*    Assumes sales charge is deducted when shares are purchased.
** Assumes applicable deferred sales charge is deducted when shares are sold.
*** Reflects conversion of Class B shares to Class A shares after they have been owned for eight years.

JP MORGAN DYNAMIC SMALL CAP FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 79-80.

THE FUND'S OBJECTIVE
The Fund seeks capital growth over the long term.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal market conditions, the Fund invests at least 80% of its total assets in equity securities and at least 65% of its total assets in equity securities of small cap companies. Small cap companies are companies with market capitalizations equal to those within the universe of S&P Small Cap 600/Barra Growth Index stocks. Market capitalization is the total market value of a company's shares.

The Fund may invest in other equity securities which include preferred stocks, convertible securities and foreign securities which may take the form of depositary receipts.

Although the Fund intends to invest primarily in equity securities, under normal market conditions, it may also invest in high-quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

   BEFORE YOU INVEST
   INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
   - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
   - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

   FREQUENCY OF TRADING
   HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, the adviser, J.P. Morgan Fleming Asset Management (USA) Inc. (JPMFAM (USA)), applies an active equity management style focused on investing in small sized companies with strong earnings prospects that are increasing their market share. The Fund emphasizes companies with accelerating revenue growth, sustainable earnings trends, a strong management team and attractive profitability characteristics such as dominant market share, proprietary technology, new product cycle, barriers to entry and modest financial leverage.

In determining whether to sell a stock, the adviser will use the same type of analysis that it uses in buying a stock in order to determine if the stock is still an attractive investment opportunity.

   INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the assets in this Fund are invested mostly in smaller companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That's because smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of the securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

Investments in foreign securities may be riskier than investments in the United States. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

   WHO MAY WANT TO INVEST
   THE FUND IS DESIGNED FOR INVESTORS WHO:
   -  ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
   - WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
   - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
   THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

   - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS

   -  REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
   -  ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's Shares. The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year for the past three calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual returns over the past one year and the life of the Fund. It compares that performance to the S&P SmallCap 600/BARRA Growth Index, a widely recognized market benchmark, and the Lipper Small-Cap Growth Funds Index.

Class C Shares were first offered on 1/7/98. The performance for the period before Class C Shares were launched is based on the performance for Class B Shares of the Fund. The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for the Class A Shares reflects the deduction of the maximum front end sales load and the performance for Class B and Class C Shares reflects the deduction of the applicable contingent deferred sales load.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -9.86%

YEAR-BY-YEAR RETURNS(1),(2)
[CHART]

1998                            13.46%
1999                            30.13%
2000                            11.42%


--------------------------------------
BEST QUARTER                    24.00%
--------------------------------------
                     4th quarter, 1999
--------------------------------------
WORST QUARTER                  -18.98%
--------------------------------------
                     3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time, for periods ended December 31, 2000(1)

                                                                     LIFE OF
                                                        PAST 1 YEAR  FUND
----------------------------------------------------------------------------
CLASS A SHARES                                          5.03         22.31
----------------------------------------------------------------------------
CLASS B SHARES                                          6.11         23.00
----------------------------------------------------------------------------
CLASS C SHARES                                          9.74         23.43
----------------------------------------------------------------------------
S&P SMALL-CAP 600/BARRA GROWTH INDEX (NO EXPENSES)      0.57         11.87
----------------------------------------------------------------------------
LIPPER SMALL-CAP GROWTH FUNDS INDEX (NO EXPENSES)      -8.25         15.85
----------------------------------------------------------------------------

(1)  The Fund commenced operations on 5/19/97.
(2)  The Fund's fiscal year end is 10/31.

INVESTOR EXPENSES FOR CLASS A, B and C SHARES

The expenses of Classes A, B and C before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur through a financial institution.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                              CLASS A SHARES    CLASS B SHARES   CLASS C SHARES
--------------------------------------------------------------------------------
MAXIMUM SALES CHARGE
(LOAD) WHEN YOU BUY
SHARES, SHOWN AS % OF
THE OFFERING PRICE*          5.75%             NONE             NONE
--------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES
CHARGE (LOAD) SHOWN AS
LOWER OF ORIGINAL
PURCHASE PRICE OR
REDEMPTION PROCEEDS           NONE             5.00%            1.00%
--------------------------------------------------------------------------------

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                            CLASS A       CLASS B     CLASS C
                                             SHARES        SHARES      SHARES
-----------------------------------------------------------------------------
MANAGEMENT FEES                               0.65          0.65        0.65
DISTRIBUTION (RULE 12b-1) FEES                0.25          0.75        0.75
SHAREHOLDER SERVICE FEES                      0.25          0.25        0.25
OTHER EXPENSES(1)                             0.61          0.61        0.61
-----------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                      1.76          2.26        2.26
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)      (0.26)        (0.14)      (0.14)
-----------------------------------------------------------------------------
NET EXPENSES(2)                               1.50          2.12        2.12
-----------------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.
(2). REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF CLASS A, B AND C SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 1.50%, 2.12% AND 2.12%, RESPECTIVELY, OF ITS AVERAGE DAILY NET ASSETS UNTIL 9/7/02.

EXAMPLE The example below is intended to help you compare the cost of investing in Class A, B and C Shares with the cost of investing in other mutual funds. The example assumes:

-   $10,000 initial investment,

-   5% return each year, and

-   net expenses for one year, and total operating expenses thereafter.

The example is for comparison only; the actual returns of Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                          1 YEAR      3 YEARS      5 YEARS          10 YEARS
----------------------------------------------------------------------------
CLASS A SHARES* ($)       719         1,073        1,451            2,509
----------------------------------------------------------------------------
CLASS B SHARES** ($)      715         993          1,397            2,459***
----------------------------------------------------------------------------
CLASS C SHARES** ($)      315         693          1,197            2,584
----------------------------------------------------------------------------

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                          1 YEAR     3 YEARS      5 YEARS        10 YEARS
CLASS B SHARES ($)        215        693          1,197          2,459***
CLASS C SHARES ($)        215        693          1,197          2,584

*     ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.
**    ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE
      SOLD.
*** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE BEEN OWNED FOR EIGHT YEARS.

JP MORGAN EQUITY GROWTH FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 79-80.

THE FUND'S OBJECTIVES

The Fund seeks to provide capital appreciation. Producing current income is a secondary objective.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund uses an active equity management style which focuses on strong earnings momentum and profitability within the universe of growth-oriented stocks. The Fund normally invests at least 70% of its total assets in equity securities. Equity securities include common stocks, preferred stocks, convertible securities and foreign securities which may take the form of depositary receipts.

Although the Fund intends to invest primarily in equity securities, it may also invest in investment-grade debt securities.

The Fund may invest any portion of its assets that isn't in equities or fixed-income securities in high-quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

   BEFORE YOU INVEST
   INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

   - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVES.

   - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

   FREQUENCY OF TRADING
   HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, J.P. Morgan Fleming Asset Management (USA) Inc. (JPMFAM
(USA)), the adviser, seeks capital appreciation by emphasizing the growth sectors of the economy. The adviser looks for companies with one or more of the following characteristics:

- projected earnings growth rate that's greater than or equal to the equity markets in general

- return on assets and return on equity equal to or greater than the equity markets in general

-  market capitalization of more than $500 million.

The adviser focuses on companies with strong earnings and high levels of profitability as well as positive industry or company characteristics.

   INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objectives if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may invest in mid-capitalization companies. The securities of mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

Investments in foreign securities may be riskier than investments in U.S. securities. Foreign securities may be affected by political, social, and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

The value of the Fund's fixed-income securities tends to fall when prevailing interest rates rise. Such a drop could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. That's because long-term debt securities are more sensitive to interest rate changes than other fixed-income securities.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

   WHO MAY WANT TO INVEST
   THE FUND IS DESIGNED FOR INVESTORS WHO:
   -  ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
   - WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
   - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
   THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

   - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUS ONLY ON PARTICULAR INDUSTRIES OR SECTORS

   -  REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
   -  ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's Shares. The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual returns over the past one year, five years and ten years. It compares that performance to the S&P 500/BARRA Growth Index, a widely recognized market benchmark, and the Lipper Large-Cap Growth Funds Index.

The performance for the period before Class A Shares were launched on 8/13/98 is based on the performance of Select Class Shares (formerly Institutional Class Shares prior to the date of this prospectus) of the Fund. During this period, the actual returns of Class A Shares would have been lower than shown because Class A Shares have higher expenses than Select Class Shares. Class B Shares and Class C Shares were first offered on 2/16/01. The performance for the period before Class B Shares and Class C Shares were launched is based on the performance of Class A Shares of the Fund. The actual returns of Class B Shares and Class C Shares would have been lower than shown because Class B and Class C Shares have higher expenses than Class A shares. The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for the Class A Shares reflects the deduction of the maximum front end sales load and the performance for Class B and Class C Shares reflects the deduction of the applicable contingent deferred sales load.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -11.58%

YEAR-BY-YEAR RETURNS(1)
[CHART]

1991                             31.69%
1992                              6.43%
1993                              2.48%
1994                             -0.90%
1995                             25.78%
1996                             20.52%
1997                             37.20%
1998                             41.19%
1999                             31.54%
2000                            -23.85%

---------------------------------------
BEST QUARTER                     27.32%
---------------------------------------
                      4th quarter, 1998
---------------------------------------
WORST QUARTER                   -17.89%
---------------------------------------
                      4th quarter, 2000

AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time, for periods ended December 31, 2000(2)

                                  PAST 1 YEAR     PAST 5 YEARS    PAST 10 YEARS
-------------------------------------------------------------------------------
CLASS A SHARES                    -28.23          17.12           14.71
-------------------------------------------------------------------------------
CLASS B SHARES                    -27.03          18.31           15.39
-------------------------------------------------------------------------------
CLASS C SHARES                    -24.49          18.52           15.39
-------------------------------------------------------------------------------
S&P 500/BARRA GROWTH INDEX
(NO EXPENSES)                     -22.08          19.16           17.60
-------------------------------------------------------------------------------
LIPPER LARGE-CAP GROWTH FUNDS
INDEX (NO EXPENSES)               -19.68          17.85           17.32
-------------------------------------------------------------------------------

(1) THE FUND'S FISCAL YEAR END IS 12/31.

INVESTOR EXPENSES FOR CLASS A, B and C SHARES

The expenses of Class A, B and C Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                             CLASS A SHARES    CLASS B SHARES    CLASS C SHARES
-------------------------------------------------------------------------------
MAXIMUM SALES CHARGE
(LOAD) WHEN YOU BUY
SHARES, SHOWN AS % OF
THE OFFERING PRICE*          5.75%             NONE              NONE
-------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES
CHARGE (LOAD) SHOWN AS
LOWER OF ORIGINAL
PURCHASE PRICE OR
REDEMPTION PROCEEDS           NONE             5.00%             1.00%
-------------------------------------------------------------------------------

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND C ASSETS)

                                            CLASS A      CLASS B     CLASS C
                                            SHARES(1)    SHARES(2)   SHARES(2)
------------------------------------------------------------------------------
MANAGEMENT FEES                              0.50         0.50        0.50
DISTRIBUTION (RULE12b-1) FEES                0.25         0.75        0.75
SHAREHOLDER SERVICE FEES                     0.25         0.25        0.25
OTHER EXPENSES                               0.53         0.53        0.53
------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                     1.53         2.03        2.03
FEE WAIVER AND EXPENSE REIMBURSEMENT(3)     (0.28)       (0.05)      (0.05)
------------------------------------------------------------------------------
NET EXPENSES(3)                              1.25         1.98        1.98
------------------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.
(2) "OTHER EXPENSES" ARE BASED ON ESTIMATED EXPENSES FOR THE CURRENT FISCAL
    YEAR.
(3) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF CLASS A, B AND C SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
    PLAN) EXCEED 1.25%, 1.98% AND 1.98% RESPECTIVELY, OF THE AVERAGE DAILY NET ASSETS THROUGH 9/7/02.

EXAMPLE The example below is intended to help you compare the cost of investing in Class A, B and C Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

-  net expenses for one year and total operating expenses thereafter.

The example is for comparison only; the actual return of Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                             1 YEAR     3 YEARS      5 YEARS    10 YEARS
---------------------------------------------------------------------------
CLASS A SHARES*($)           695        1,005        1,336      2,271
---------------------------------------------------------------------------
CLASS B SHARES**($)          701          932        1,289      2,226***
---------------------------------------------------------------------------
CLASS C SHARES**($)          301          632        1,089      2,354
---------------------------------------------------------------------------

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                             1 YEAR      3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------------------------
CLASS B SHARES ($)           201         632        1,089       2,226***
---------------------------------------------------------------------------
CLASS C SHARES ($)           201         632        1,089       2,354
---------------------------------------------------------------------------

*   ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.
**  ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE
    SOLD.
*** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE
    BEEN OWNED FOR EIGHT YEARS.

JP MORGAN EQUITY INCOME FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 79-80.

THE FUND'S OBJECTIVE
The Fund seeks to invest in securities that provide both capital appreciation and current income.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund uses an active equity management style which focuses on both earnings momentum and value within the universe of primarily income-oriented stocks. The Fund normally invests at least 65% of its total assets in equity securities. Equity securities include common stocks, preferred stocks, convertible securities and foreign securities which may take the form of depositary receipts.

Although the Fund intends to invest primarily in equity securities it may also invest in investment grade debt securities, high-quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

   BEFORE YOU INVEST
   INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
   - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
   - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

   FREQUENCY OF TRADING
   HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, the adviser, J.P. Morgan Fleming Asset Management (USA) Inc. (JPMFAM (USA)), seeks capital appreciation by targeting companies with attractive earnings momentum. It seeks current income by emphasizing companies with above-average dividend yield and a consistent dividend record. The Fund also emphasizes securities of companies with below-average market volatility and price/earnings ratios or a market capitalization of more than $500 million. The Fund combines growth and value styles of investing.

   INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may invest in small and mid-capitalization companies. The securities of small and mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Small and mid-capitalization companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

Investments in foreign securities may be riskier than investments in the United States. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

The value of the Fund's fixed-income securities tends to fall when prevailing interest rates rise. Such a drop could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. That's because long-term debt securities are more sensitive to interest rate changes than other fixed-income securities.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

   WHO MAY WANT TO INVEST
   THE FUND IS DESIGNED FOR INVESTORS WHO:
   - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
   - WANT TO ADD AN INVESTMENT WITH GROWTH AND INCOME POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
   - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
   THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

   - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUS ONLY ON PARTICULAR INDUSTRIES OR SECTORS

   - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
   - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's Shares. The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual returns over the past one year, five years and ten years. It compares that performance to the S&P 500 Index, a widely recognized market benchmark, and the Lipper Equity Income Funds Index.

The performance for the period before Class A Shares were launched on 8/24/98 is based on the performance of Institutional Class Shares of the Fund. During this period the actual returns of Class A Shares would have been lower than shown because Class A Shares have higher expenses than Institutional Class Shares. Class B Shares and Class C Shares were first offered on 2/16/01. The performance for the period before Class B Shares and Class C Shares were launched is based on the performance of Class A Shares of the Fund. The actual returns of Class B Shares and Class C Shares would have been lower than shown because Class B and Class C Shares have higher expenses than Class A Shares. The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for the Class A Shares reflects the deduction of the maximum front end sales load and the performance for Class B and Class C Shares reflects the deduction of the applicable contingent deferred sales load.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -8.96%

YEAR-BY-YEAR RETURNS(1)
[CHART]

1991            22.10%
1992             5.61%
1993            12.34%
1994            -3.37%
1995            33.72%
1996            17.87%
1997            31.05%
1998            26.12%
1999            12.70%
2000            -4.09%

--------------------------------------------
BEST QUARTER                          18.81%
--------------------------------------------
                           4th quarter, 1998
--------------------------------------------
WORST QUARTER                         -8.07%
--------------------------------------------
                           4th quarter, 2000

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2000

                                    PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
-----------------------------------------------------------------------------
CLASS A SHARES                      -9.60        14.69         14.02
-----------------------------------------------------------------------------
CLASS B SHARES                      -7.64        15.84         14.70
-----------------------------------------------------------------------------
CLASS C SHARES                      -4.80        16.06         14.70
-----------------------------------------------------------------------------
S&P 500 INDEX (NO EXPENSES)         -9.10        18.33         17.44
-----------------------------------------------------------------------------
LIPPER EQUITY INCOME FUNDS INDEX
(NO EXPENSES)                        7.46        13.42         14.45
-----------------------------------------------------------------------------

(1) THE FUND'S FISCAL YEAR END IS 12/31.

INVESTOR EXPENSES FOR CLASS A, B and C SHARES

The expenses of Class A, B and C Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                           CLASS A SHARES    CLASS B SHARES    CLASS C SHARES
------------------------------------------------------------------------------
MAXIMUM SALES CHARGE
(LOAD) WHEN YOU BUY
SHARES, SHOWN AS % OF
THE OFFERING PRICE*        5.75%              None              None
------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES
CHARGE (LOAD) SHOWN AS
LOWER OF ORIGINAL
PURCHASE PRICE OR
REDEMPTION PROCEEDS        None              5.00%              1.00%
------------------------------------------------------------------------------

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                               CLASS A       CLASS B   CLASS C
                                               SHARES(1)     SHARES(2) SHARES(2)
--------------------------------------------------------------------------------
MANAGEMENT FEES                                 0.40          0.40      0.40
DISTRIBUTION (RULE 12b-1) FEES                  0.25          0.75      0.75
SHAREHOLDER SERVICE FEES                        0.25          0.25      0.25
OTHER EXPENSES                                  0.67          0.67      0.67
--------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                        1.57          2.07      2.07
FEE WAIVER AND EXPENSE REIMBURSEMENT(3)        (0.32)        (0.32)    (0.32)
--------------------------------------------------------------------------------
NET EXPENSES(3)                                 1.25          1.75      1.75
--------------------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.
(2) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.
(3) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF CLASS A, B AND C SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
    PLAN) EXCEED 1.25%, 1.75% AND 1.75%, RESPECTIVELY, OF THE AVERAGE DAILY NET ASSETS THROUGH 9/7/02.

EXAMPLE The example below is intended to help you compare the cost of investing in Class A, B and C Shares with the cost of investing in other mutual funds. The example assumes:

 - $10,000 initial investment,

 - 5% return each year, and

 - net expenses for one year and total operating expenses thereafter.

The example is for comparison only; the actual returns of Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                           1 YEAR      3 YEARS    5 YEARS    10 YEARS
----------------------------------------------------------------------
CLASS A SHARES* ($)        695         1,013      1,353      2,309
----------------------------------------------------------------------
CLASS B SHARES** ($)       678           918      1,284      2,247***
----------------------------------------------------------------------
CLASS C SHARES** ($)       278           618      1,084      2,375
----------------------------------------------------------------------

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                        1 YEAR         3 YEARS     5 YEARS    10 YEARS
------------------------------------------------------------------------
CLASS B SHARES ($)      178           618          1,084      2,247***
------------------------------------------------------------------------
CLASS C SHARES ($)      178           618          1,084      2,375
------------------------------------------------------------------------

*   ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.
**  ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD.

*** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE BEEN
    OWNED FOR EIGHT YEARS.

JPMorgan Growth and Income Fund

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 79 -
80.

THE FUND'S OBJECTIVE
The Fund seeks to provide capital growth over the long term and earn income from dividends.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund seeks to achieve its objective by investing all of its investable assets in the Growth and Income Portfolio, an open-end investment company which has identical investment objectives and policies as the Fund. As a result, the strategies and risks outlined below apply to the Growth and Income Portfolio as well as to the Fund.

Under normal market conditions, the Fund invests at least 80% of its total assets in common stocks. The adviser applies an active equity management style focused on identifying attractively valued stocks given their growth potential over a long-term time horizon. The securities held by the Fund will be of companies with market capitalizations equal to those within the universe of S&P 500 Index stocks. The adviser will emphasize companies which are leaders within leading industries. The Fund will also focus on companies with strong revenue gains and positive earnings trends. The Fund will also emphasize companies with low price-to-book and price-to-cash flows ratios. The Fund will seek to earn income by investing in companies that display or have the potential for displaying level or rising dividends.

The Fund may invest in other equity securities which include preferred stocks, convertible securities and foreign securities which may take the form of depositary receipts.

Although the Fund intends to invest primarily in equity securities, under normal market conditions, it may also invest in high-quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

   BEFORE YOU INVEST
   INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
   - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
   - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

   FREQUENCY OF TRADING
   HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, the adviser, J.P. Morgan Fleming Asset Management (USA) Inc. (JPMFAM(USA)), applies an active equity management style. The Fund focuses on companies with high-quality management, with a leading or dominant position in a major product line, new or innovative products and services or processes, a strong financial position and a relatively high rate of return of invested capital so that they can finance future growth without having to borrow extensively from outside sources. The adviser uses a disciplined stock selection process which focuses on identifying attractively valued companies with positive business fundamentals.

  INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC,
  THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE
  MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may not achieve its objective if securities which the adviser believes are undervalued do not appreciate as much as the adviser anticipates or if the companies in which it invests do not pay dividends.

Investments in foreign securities may be riskier than investments in the United States. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This makes the value of its shares more sensitive to the economic problems of those issuing the securities.

   WHO MAY WANT TO INVEST
   THE FUND IS DESIGNED FOR INVESTORS WHO:
   - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
   - WANT TO ADD AN INVESTMENT WITH GROWTH AND INCOME POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
   - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
   THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

  - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS

  - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
  - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's Shares. The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual returns over the past one year, five years and ten years. It compares that performance to the S&P 500/BARRA Value Index, a widely recognized market benchmark, and the Lipper Large-Cap Value Funds Index.

The performance of the period before Class A Shares were launched on 8/13/98 is based on performance of the Institutional Class Shares of the Fund. During this period, the actual returns of Class A Shares would have been lower than shown because Class A Shares have higher expenses. Class B Shares were first offered on 11/4/93. The performance for the period before Class B Shares were launched is based on the performance of Class A Shares of the Fund. Class C Shares were first offered on 1/2/98. The performance for the period before Class C Shares were launched is based on the performance of Class B Shares. During these periods returns of Class B and Class C Shares would have been lower than shown because Class B and Class C Shares have higher expenses than Class A Shares. The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for the Class A Shares reflects the deduction of the maximum front end sales load and the performance for Class B and Class C Shares reflects the deduction of the applicable contingent deferred sales load.

Past performance does not predict how any class of the Fund will perform in the future. The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -6.27%

YEAR-BY-YEAR RETURNS(1)
[CHART]

1991           59.13%
1992           15.06%
1993           12.99%
1994           -3.41%
1995           27.55%
1996           19.38%
1997           29.53%
1998           14.11%
1999            8.09%
2000            0.48%

----------------------------------------
BEST QUARTER                      33.98%
----------------------------------------
                       1st quarter, 1991
----------------------------------------
WORST QUARTER                    -12.20%
----------------------------------------
                       3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2000

                                       PAST 1 YEAR PAST 5 YEARS  PAST 10 YEARS
------------------------------------------------------------------------------
CLASS A SHARES                         -5.29            12.55    16.49
------------------------------------------------------------------------------
CLASS B SHARES                         -4.26            13.08    16.76
------------------------------------------------------------------------------
CLASS C SHARES                         -0.88            12.94    16.56
------------------------------------------------------------------------------
S&P 500/BARRA VALUE INDEX (NO EXPENSES) 6.08            16.81    16.88
------------------------------------------------------------------------------
LIPPER LARGE-CAP VALUE FUNDS INDEX (NO  1.95            15.74    16.12
EXPENSES)
------------------------------------------------------------------------------

(1) THE FUND'S FISCAL YEAR END IS 10/31.

INVESTOR EXPENSES FOR CLASS A, B AND C SHARES

The expenses of Classes A, B and C Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                            CLASS A SHARES    CLASS B SHARES   CLASS C SHARES
-----------------------------------------------------------------------------
MAXIMUM SALES CHARGE
(LOAD) WHEN YOU BUY
SHARES, SHOWN AS % OF
THE OFFERING PRICE*         5.75%             None             None
-----------------------------------------------------------------------------
MAXIMUM DEFERRED SALES
CHARGE (LOAD) SHOWN AS
LOWER OF ORIGINAL
PURCHASE PRICE OR
REDEMPTION PROCEEDS         None              5.00%            1.00%
-----------------------------------------------------------------------------

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED
FROM FUND ASSETS)

                                           CLASS A SHARES   CLASS B SHARES  CLASS C SHARES
-------------------------------------------------------------------------------------------
MANAGEMENT FEES                            0.40             0.40            0.40
-------------------------------------------------------------------------------------------
DISTRIBUTION (RULE 12b-1) FEES             0.25             0.75            0.75
-------------------------------------------------------------------------------------------
SHAREHOLDER SERVICE FEES                   0.25             0.25            0.25
-------------------------------------------------------------------------------------------
OTHER EXPENSES(1)                          0.40             0.40            0.40
-------------------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                   1.30             1.80            1.80
-------------------------------------------------------------------------------------------
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)     -                -               -
-------------------------------------------------------------------------------------------
NET EXPENSES(2)                            1.30             1.80            1.80
-------------------------------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF CLASS A, B AND C SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
    PLAN) EXCEED 1.30%, 1.80% AND 1.80%, RESPECTIVELY, OF THE AVERAGE DAILY NET ASSETS THROUGH 9/7/02.

EXAMPLE The example below is intended to help you compare the cost of investing in Classes A, B and C Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- onet expenses for one year and total operating expenses thereafter.

The example is for comparison only; the actual returns of Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                            1 YEAR      3 YEARS    5 YEARS    10 YEARS
------------------------------------------------------------------------
CLASS A SHARES* ($)         700         963        1,247      2,053
------------------------------------------------------------------------
CLASS B SHARES** ($)        683         866        1,175      1,985***
------------------------------------------------------------------------
CLASS C SHARES** ($)        283         566          975      2,116
------------------------------------------------------------------------

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                                 1 YEAR     3 YEARS   5 YEARS   10 YEARS
-------------------------------------------------------------------------
CLASS B SHARES ($)               183        566       975       1,985***
-------------------------------------------------------------------------
CLASS C SHARES ($)               183        566       975       2,116
-------------------------------------------------------------------------

*   ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.
**  ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD.

*** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE BEEN
    OWNED FOR EIGHT YEARS.

JP MORGAN MID CAP VALUE FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 79 -
80.

THE FUND'S OBJECTIVE
The Fund seeks growth from capital appreciation.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal market conditions, the Fund invests at least 65% of its total assets in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that the adviser believes to be undervalued. Market capitalization is the total market value of a company's shares.

Under normal market conditions, the Fund will only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States.

The Fund may invest in other equity securities which include preferred stocks, convertible securities and foreign securities which may take the form of depositary receipts.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

   BEFORE YOU INVEST
   INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
   - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
   - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

   FREQUENCY OF TRADING
   HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

The adviser is a 'bottom-up' manager and stock selection is based on company fundamentals. The adviser combines quantitative screening with proprietary fundamental analysis to construct the Fund's portfolio. The adviser uses a wide variety of sources and research companies. These sources include electronic screens, the adviser's relationship with over 70 national and regional brokerage firms and attendance at trade shows and conferences. The thrust of the research can be characterized by a three component analysis: financial, business and management. Essentially, historical financial data is used to build up a potential investment universe of companies that have met what the adviser considers to be the key criteria for financial success. Then, the adviser uses an overlay of more subjective current business and management analysis to form a view on future stock potential.

The adviser may sell a security due to a change in the company's fundamentals. A change in the original reason for pur-chase of the original investment may cause the security to be eliminated from the portfolio. The adviser may sell a security due to opportunity cost. Typically, the adviser attempts to maintain a portfolio of 30-50 securities. As a result, a new company may displace a current holding. Finally, the adviser may sell a security due to extreme over valuation. While the adviser will not automatically sell when a security reaches a certain price, the attainment of an intermediary price target will trigger a re-evaluation of the company's fundamentals and future potential.

    INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may not achieve its objective if securities which the adviser believes are undervalued do not appreciate as much as the adviser anticipates or if companies which the adviser believes will experience earnings growth do not grow as expected.

The securities of small or mid-sized companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Small and mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

Investments in foreign securities may be riskier than investments in U.S. securities. Foreign securities may be affected by political, social, and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

The value of the Fund's fixed-income securities tends to fall when prevailing interest rates rise. Such a drop could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. That's because long-term debt securities are more sensitive to interest rate changes than other fixed-income securities.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or

JPMorgan Mid Cap Value Fund

more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This makes the value of its shares more sensitive to the economic problems of those issuing the securities.

   WHO MAY WANT TO INVEST
   THE FUND IS DESIGNED FOR INVESTORS WHO:
   - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
   - WANT TO ADD AN INVESTMENT WITH VALUE POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
   - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
   THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

   - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS

   - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
   - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's Shares. The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year for the past three calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual returns over the past one year and the life of the Fund. It compares that performance to the S&P/BARRA Mid Cap 400 Value Index and the Russell Mid Cap Value Index, widely recognized market benchmarks.

The performance for the period before Class A, B and C Shares were launched on 4/30/01 is based on the performance of Select Class Shares (formerly Institutional Class Shares prior to the date of this prospectus) of the Fund. During this period the actual returns of Class A, B and C Shares would have been lower than shown because Class A, B and C Shares have higher expenses than Select Class Shares. The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for the Class A Shares reflects the deduction of the maximum front end sales load and the performance for Class B and Class C Shares reflects the deduction of the applicable contingent deferred sales load.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS 8.36%

YEAR-BY-YEAR RETURNS (1),(2)
[CHART]

1998                  19.77%
1999                  13.87%
2000                  35.28%

---------------------------------------
BEST QUARTER                    17.96%
---------------------------------------
                      4th quarter 1998
---------------------------------------
WORST QUARTER                  -11.06%
---------------------------------------
                      3rd quarter 1998

AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time, for periods ended December 31, 2000(1).

                                                      PAST 1 YEAR    LIFE OF FUND
----------------------------------------------------------------------------------
CLASS A SHARES                                        27.24          21.16
----------------------------------------------------------------------------------
CLASS B SHARES                                        30.28          22.86
----------------------------------------------------------------------------------
CLASS C SHARES                                        34.28          23.47
----------------------------------------------------------------------------------
S&P/BARRA MID CAP 400 VALUE INDEX (NO EXPENSES)       27.84          13.34
----------------------------------------------------------------------------------
RUSSELL MID CAP VALUE INDEX (NO EXPENSES)             19.18           9.87
----------------------------------------------------------------------------------

(1) THE FUND COMMENCED OPERATIONS ON 11/3/97.
(2) THE FUND'S FISCAL YEAR END IS 9/30.

ESTIMATED INVESTOR EXPENSES FOR CLASSES A, B AND C SHARES

The estimated expenses of Class A, B and C Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                              CLASS A SHARES    CLASS B SHARES   CLASS C SHARES
--------------------------------------------------------------------------------
MAXIMUM SALES CHARGE
(LOAD) WHEN YOU BUY
SHARES, SHOWN AS % OF
THE OFFERING PRICE*           5.75%             None              None
--------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES
CHARGE (LOAD) SHOWN AS
LOWER OF ORIGINAL
PURCHASE PRICE OR
REDEMPTION PROCEEDS           None              5.00%             1.00%
--------------------------------------------------------------------------------

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                                CLASS A       CLASS B    CLASS C
                                                SHARES        SHARES     SHARES
--------------------------------------------------------------------------------
MANAGEMENT FEES                                  0.70          0.70       0.70
DISTRIBUTION (RULE 12b-1) FEES                   0.25          1.00       1.00
SHAREHOLDER SERVICE FEES                         None          None       None
OTHER EXPENSES(1)                                1.35          1.35       1.35
--------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                         2.30          3.05       3.05
--------------------------------------------------------------------------------
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)         (1.05)        (1.05)     (1.05)
--------------------------------------------------------------------------------
NET EXPENSES(2)                                  1.25          2.00       2.00
--------------------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE BASED ON ESTIMATED AMOUNTS FOR THE MOST RECENT FISCAL YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF CLASS A, B AND C SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
    PLAN) EXCEED 1.25%, 2.00% AND 2.00%, RESPECTIVELY, OF THE AVERAGE DAILY NET ASSETS THROUGH 9/7/02.

EXAMPLE The example below is intended to help you compare the cost of investing in Classes A, B and C Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses for one year and total operating expenses thereafter.

The example is for comparison only; the actual returns of Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                               1 YEAR        3 YEARS     5 YEARS    10 YEARS
----------------------------------------------------------------------------
CLASS A SHARES* ($)            695          1,157        1,644      2,983
-----------------------------------------------------------------------------
CLASS B SHARES** ($)           703          1,144        1,709      3,115***
-----------------------------------------------------------------------------
CLASS C SHARES** ($)           303            844        1,509      3,291
-----------------------------------------------------------------------------

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                              1 YEAR         3 YEARS    5 YEARS     10 YEARS
-----------------------------------------------------------------------------
CLASS B SHARES ($)            203            844        1,509       3,115***
-----------------------------------------------------------------------------
CLASS C SHARES ($)            203            844        1,509       3,291
-----------------------------------------------------------------------------

*   ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.
**  ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD.

*** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE BEEN
    OWNED FOR EIGHT YEARS.

JPMORGAN SMALL CAP EQUITY FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 79 -
80.

THE FUND'S OBJECTIVE
The Fund seeks capital growth over the long term.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal market conditions, the Fund invests at least 80% of its total assets in equity securities and at least 65% of its total assets in equity securities of small cap companies. Small cap companies are companies with market capitalizations equal to those within the universe of S&P SmallCap 600 Index stocks. Market capitalization is the total market value of a company's shares.

Equity securities include common and preferred stocks, convertible securities and foreign securities which may take the form of depositary receipts.

Although the Fund intends to invest primarily in equity securities, it may also invest in high-quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

   BEFORE YOU INVEST
   INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
   - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
   - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

   FREQUENCY OF TRADING
   HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, the adviser, J.P. Morgan Fleming Asset Management (USA) Inc.(JPMFAM(USA)), applies an active equity management style and a disciplined stock selection process which focuses on companies with positive business fundamentals such as strong earnings prospects and increasing market share. The Fund also focuses on companies with high-quality management, a leading or dominant position in a major product line, new or innovative products and services, or processes, a strong financial position and a relatively high rate of return of invested capital so that they can finance future growth without having to borrow extensively from outside sources.

In determining whether to sell a stock, the adviser will use the same type of analysis that it uses in buying stocks in order to determine whether the stock is still an attractive investment opportunity.

    INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the assets in this Fund are invested mostly in small companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That's because smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of the securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The Fund may not achieve its objective if securities which the advisers believe are undervalued do not appreciate as much as the advisers anticipate or if companies which the advisers believe will experience earnings growth do not grow as expected.

Investments in foreign securities may be riskier than investments in the United States. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

The Fund's investments may take the form of depositary receipts, including Unsponsored depositary receipts. unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This lack of diversification makes the value of its shares more sensitive to economic problems among those issuing the securities.

   WHO MAY WANT TO INVEST
   THE FUND IS DESIGNED FOR INVESTORS WHO:
   - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
   - WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
   - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
   THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

   - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS

   - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
   - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's Shares. The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year for the past six calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual returns over the past one year, five years and the life of the Fund. It compares that performance to the S&P SmallCap 600 Index, a widely recognized market benchmark, and the Lipper Small-Cap Core Funds Index.

Class B Shares were first offered 3/28/95. The performance for the period before Class B Shares were launched is based on performance for Class A Shares of the Fund. The actual returns of Class B Shares would have been lower than shown because Class B Shares have higher expenses than Class A Shares. The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for the Class A Shares reflects the deduction of the maximum front end sales load and the performance for Class B Shares reflects the deduction of the applicable contingent deferred sales load.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -5.31%

YEAR-BY-YEAR RETURNS (1),(2)
[CHART]

1995                54.04%
1996                28.80%
1997                17.76%
1998                 3.34%
1999                13.75%
2000                14.18%

-----------------------------------------
BEST QUARTER                       19.38%
-----------------------------------------
                        4th quarter, 1998
-----------------------------------------
WORST QUARTER                     -21.13%
-----------------------------------------
                        3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time, for periods ended December 31, 2000(1)

                                       PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND
------------------------------------------------------------------------------
CLASS A SHARES                          7.63        13.92         20.43
------------------------------------------------------------------------------
CLASS B SHARES                          8.56        14.22         20.78
------------------------------------------------------------------------------
S&P SMALL-CAP 600 INDEX (NO EXPENSES)  11.80        13.57         16.15
------------------------------------------------------------------------------
LIPPER SMALL CORE FUNDS INDEX (NO       6.93        12.44         15.28
EXPENSES)
------------------------------------------------------------------------------

(1) THE FUND COMMENCED OPERATIONS ON 12/20/94.
(2) THE FUND'S FISCAL YEAR END IS 10/31.

INVESTOR EXPENSES FOR CLASS A and B SHARES
The expenses of Classes A and B Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                               CLASS A SHARES      CLASS B SHARES
--------------------------------------------------------------------
MAXIMUM SALES CHARGE
(LOAD) WHEN YOU BUY
SHARES, SHOWN AS % OF
THE OFFERING PRICE*            5.75%               None
--------------------------------------------------------------------
MAXIMUM DEFERRED SALES
CHARGE (LOAD) SHOWN AS
LOWER OF ORIGINAL
PURCHASE PRICE OR
REDEMPTION PROCEEDS            None                5.00%
--------------------------------------------------------------------

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                       CLASS A SHARES      CLASS B SHARES
-------------------------------------------------------------------------
MANAGEMENT FEES                         0.65                0.65
DISTRIBUTION (RULE 12b-1) FEES          0.25                0.75
SHAREHOLDER SERVICE FEES                0.01                0.25
OTHER EXPENSES(1)                       0.53                0.52
-------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                1.44                2.17
FEE WAIVER AND EXPENSE
REIMBURSEMENT(2)                       (0.06)              (0.05)
-------------------------------------------------------------------------
NET EXPENSES                            1.38                2.12
-------------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED DURING THE MOST RECENT FISCAL YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF CLASS A AND B SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
    PLAN) EXCEED 1.38% AND 2.12%, RESPECTIVELY, OF THE AVERAGE DAILY NET ASSETS THROUGH 9/7/02.

EXAMPLE The example below is intended to help you compare the cost of investing in Classes A and B Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses for one year and total operating expenses thereafter.

The example is for comparison only; the actual returns of Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:


                                1 YEAR    3 YEARS    5 YEARS    10 YEARS
-------------------------------------------------------------------------
CLASS A SHARES*($)              707       999        1,311      2,195
-------------------------------------------------------------------------
CLASS B SHARES**($)             715       974        1,360      2,314***
-------------------------------------------------------------------------

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:


                                1 YEAR    3 YEARS    5 YEARS    10 YEARS
---------------------------------------------------------------------------
CLASS B SHARES ($)              215       674        1,160      2,314***
---------------------------------------------------------------------------

*   ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.
**  ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD.

*** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE BEEN
    OWNED FOR EIGHT YEARS.

JPMORGAN SMALL CAP GROWTH FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 79 -
80.

THE FUND'S OBJECTIVE
The Fund seeks growth from capital appreciation.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal market conditions, the Fund invests at least 65% of its total assets in a broad portfolio of common stocks of issuers with market capitalizations of not more than $1.5 billion, at the initial time of purchase, that the adviser believes have strong earnings growth potential. Market capitalization is the total market value of a company's shares.

Under normal market conditions, the Fund will only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

   BEFORE YOU INVEST
   INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
   - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
   - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

   FREQUENCY OF TRADING
   HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

The adviser, is a 'bottom-up' manager and stock selection is based on company fundamentals. The adviser combines quantitative screening with proprietary fundamental analysis to construct portfolios. The adviser's selection process for the portfolio is a multifaceted activity and involves a wide range of sources. The adviser uses mechanical screening techniques based on its required quantitative criteria to help narrow the search. The adviser has developed a number of screens for the whole market and, in some cases, for a specific industry. The adviser believes that interaction with company management is essential in understanding each business properly and assessing the risks of investing. To this end, the adviser visits over 250 companies each year and has another 250 in-office meetings and conference contacts.

During the research phase, the adviser looks for companies that it believes can generate consistent, above average rates of growth over a sustained period of time. Therefore, in addition to quantitative factors, the adviser considers qualitative factors, such as the adviser's level of confidence in the management and the competitive position of a company; the predictability and durability of the business relative to its valuation; the level of business risk in the company's end markets and our evaluation of any short term categories of change, both positive and negative.

The adviser may sell a security for the following reasons: a new investment may displace a current holding; a change in a company's fundamentals may lead to a re-evaluation of a stock's potential; a security may become overvalued; the market capitalization of a security may exceed the guidelines set by the Fund's adviser.

   INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the assets in this Fund are invested mostly in smaller companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That's because smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of the securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The Fund may not achieve its objective if companies which the adviser believes will experience earnings growths do not grow as expected.

Investments in foreign securities may be riskier than investments in U.S. securities. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This lack of diversification makes the value of its shares more sensitive to economic problems among those issuing the securities.

   WHO MAY WANT TO INVEST
   THE FUND IS DESIGNED FOR INVESTORS WHO:
   - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
   - WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
   - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
   THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

   - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS

   - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
   - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's Shares. The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year for the past three calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual returns over the past one year and the life of the Fund. It compares that performance to the Russell 2000 Index and the Russell 2000 Growth Index, widely recognized market benchmarks.

The performance for the period before Class A, B and C Shares were launched on 4/30/01 is based on the performance of Select Class Shares (formerly Institutional Class Shares prior to the date of this prospectus) of the Fund. During this period, the actual returns of Class A, B and C Shares would have been lower than shown because Class A, B and C Shares have higher expenses than Select Class shares. The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for the Class A Shares reflects the deduction of the maximum front end sales load and the performance for Class B and Class C Shares reflects the deduction of the applicable contingent deferred sales load.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -1.15%

YEAR-BY-YEAR RETURNS(1),(2)
[CHART]

1998            14.86%
1999            46.54%
2000            -7.79%

---------------------------------------
BEST QUARTER                     23.59%
---------------------------------------
                      4th quarter, 1998
---------------------------------------
WORST QUARTER                   -18.29%
---------------------------------------
                      3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2000(1)

                                                  PAST 1 YEAR    LIFE OF FUND
-------------------------------------------------------------------------------
CLASS A SHARES                                    -13.12         13.66
-------------------------------------------------------------------------------
CLASS B SHARES                                    -11.61         15.13
-------------------------------------------------------------------------------
CLASS C SHARES                                     -8.55         15.84
-------------------------------------------------------------------------------
RUSSELL 2000 INDEX (NO EXPENSES)                   -3.02          4.80
-------------------------------------------------------------------------------
RUSSELL 2000 GROWTH INDEX (NO EXPENSES)           -22.43          3.02
-------------------------------------------------------------------------------

(1) THE FUND COMMENCED OPERATIONS ON 11/14/97.
(2) THE FUND'S FISCAL YEAR END IS 9/30.

ESTIMATED INVESTOR EXPENSES FOR CLASS A, B and C SHARES
The estimated expenses of Class A, B and C Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                              CLASS A SHARES    CLASS B SHARES   CLASS C SHARES
-------------------------------------------------------------------------------
MAXIMUM SALES CHARGE
(LOAD) WHEN YOU BUY
SHARES, SHOWN AS % OF
THE OFFERING PRICE*                    5.75%             None             None
-------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES
CHARGE (LOAD) SHOWN AS
LOWER OF ORIGINAL
PURCHASE PRICE OR
REDEMPTION PROCEEDS                    None              5.00%            1.00%
-------------------------------------------------------------------------------

* The offering price is the net asset value of the shares purchased plus any sales charge.

ESTIMATED ANNUAL OPERATING EXPENSE (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                                CLASS A     CLASS B   CLASS C
                                                 SHARES      SHARES    SHARES
------------------------------------------------------------------------------
MANAGEMENT FEES                                   0.80        0.80       0.80
DISTRIBUTION (RULE 12b-1) FEES                    0.25        1.00       1.00
SHAREHOLDER SERVICE FEES                          None        None       None
OTHER EXPENSES (1)                                1.45        1.45       1.45
TOTAL OPERATING EXPENSES                          2.50        3.25       3.25
FEE WAIVER AND EXPENSE REIMBURSEMENT (2)         (0.90)      (0.90)     (0.90)
------------------------------------------------------------------------------
NET EXPENSES (2)                                  1.60        2.35       2.35

1 "Other Expenses" are based on estimated expenses for the current fiscal year. 2 Reflects a written agreement pursuant to which The Chase Manhattan Bank agrees that it will reimburse the Fund to the extent total operating expenses of Class A, B and C Shares (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.60%, 2.35% and 2.35%, respectively, of the average daily net assets through 9/7/02.

EXAMPLE The example below is intended to help you compare the cost of investing in Classes A, B and C Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses for one year and total operating expenses thereafter.

The example is for comparison only; the actual returns of Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                               1 YEAR        3 YEARS     5 YEARS     10 YEARS
------------------------------------------------------------------------------
CLASS A SHARES* ($)               728          1,228       1,753     3,184
------------------------------------------------------------------------------
CLASS B SHARES** ($)              738          1,217       1,820     3,315***
------------------------------------------------------------------------------
CLASS C SHARES** ($)              338            917       1,620     3,488
------------------------------------------------------------------------------

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                               1 YEAR         3 YEARS      5 YEARS    10 YEARS
------------------------------------------------------------------------------
CLASS B SHARES ($)             238            917          1,620      3,315***
------------------------------------------------------------------------------
CLASS C SHARES ($)             238            917          1,620      3,488
------------------------------------------------------------------------------

*   ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.
**  ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD.

*** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE BEEN
    OWNED FOR EIGHT YEARS.

JPMORGAN U.S. EQUITY FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 79-80.

THE FUND'S OBJECTIVE
The Fund seeks to provide high total return from a portfolio of selected equity securities.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests primarily in large- and medium-capitalization U.S. companies. Industry by industry, the Fund's weightings are similar to those of the Standard & Poor's 500 Index (S&P 500). The Fund can moderately underweight or overweight industries when it believes it will benefit performance.

Within each industry, the Fund focuses on those equity securities that it considers most undervalued. The Fund generally considers selling equity securities that appear overvalued.

By emphasizing undervalued equity securities, the Fund seeks to produce returns that exceed those of the S&P 500. At the same time, by controlling the industry weightings of the Fund so they can differ only moderately from the industry weightings of the S&P 500, the Fund seeks to limit its volatility to that of the overall market, as represented by this index.

Although the Fund intends to invest primarily in equity securities it may invest in high-quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various investments and for risk management.

Equity securities may include common stocks, preferred stock, convertible securities and depositary receipts.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

    BEFORE YOU INVEST
    INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
    - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
    - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

    FREQUENCY OF TRADING
    HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, J.P. Morgan Investment Management Inc. (JPMIM), the adviser, employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

The Fund buys and sells equity securities according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the adviser often considers a number of other criteria:

- catalysts that could trigger a rise in a stock's price
- high potential reward compared to potential risk
- temporary mispricings caused by market overreactions

    INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments.

    WHO MAY WANT TO INVEST
    THE FUND IS DESIGNED FOR INVESTORS WHO:
    - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
    - WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
    - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
    THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

    - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS

    - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
    - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the performance record with respect to the Fund's shares. Prior to the date of this prospectus, the Fund had only one class of shares, and operated in a master-feeder structure. As of the date of this prospectus, the Fund's existing share class will be re-named "Institutional" and Class A, B and C Shares will be introduced. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the S&P 500, a widely recognized market benchmark.

During this period, the actual returns of Class A, B and C Shares would have been lower than shown because Class A, B and C Shares have higher expenses than Institutional Class Shares (or the Fund's predecessor). The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for the Class A Shares reflects the deduction of the maximum front end sales load and the performance for Class B and Class C Shares reflects the deduction of the applicable contingent deferred sales load.

For the period 1/1/91 through 9/30/93, returns reflect performance of The Pierpont Equity Fund, the predecessor of the Fund.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -5.79%

YEAR-BY-YEAR RETURNS(1),(2)
[CHART]

1991                34.12%
1992                 8.73%
1993                11.06%
1994                -0.32%
1995                32.83%
1996                21.22%
1997                28.58%
1998                24.79%
1999                14.88%
2000                -6.37%

---------------------------------------
BEST QUARTER                     21.46%
---------------------------------------
                      4th quarter, 1998
---------------------------------------
WORST QUARTER                   -17.97%
---------------------------------------
                      3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time, for periods ended December 31, 2000(2)

                                     PAST 1 YEAR    PAST 5 YEARS   PAST 10 YEARS
--------------------------------------------------------------------------------
CLASS A SHARES(2)                         -11.78           14.55          15.51
--------------------------------------------------------------------------------
CLASS B SHARES(2)                         -10.75           15.70          16.19
--------------------------------------------------------------------------------
CLASS C SHARES(2)                          -7.25           15.91          16.19
--------------------------------------------------------------------------------
S&P 500 INDEX (NO EXPENSES)                -9.10           18.33          17.46
--------------------------------------------------------------------------------

(1) THE FUND'S FISCAL YEAR END IS 5/31.
(2) THE PERFORMANCE SHOWN ABOVE IS FOR INSTITUTIONAL CLASS SHARES, WHICH ARE NOT OFFERED IN THIS PROSPECTUS. THE CLASS A, B AND C SHARES AND INSTITUTIONAL CLASS SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES, HOWEVER, THE PERFORMANCE OF CLASS A, B AND C SHARES WOULD BE LOWER BECAUSE CLASS A, B AND C SHARES HAVE HIGHER EXPENSES THAN INSTITUTIONAL CLASS SHARES.

ESTIMATED INVESTOR EXPENSES FOR CLASS A, B AND C SHARES

The estimated expenses of Class A, B and C Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                              CLASS A SHARES    CLASS B SHARES   CLASS C SHARES
-------------------------------------------------------------------------------
MAXIMUM SALES CHARGE
(LOAD) WHEN YOU BUY
SHARES, SHOWN AS % OF
-------------------------------------------------------------------------------
THE OFFERING PRICE*                    5.75%             None             None
-------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES
CHARGE (LOAD) SHOWN AS
LOWER OF ORIGINAL
PURCHASE PRICE OR
REDEMPTION PROCEEDS                    None              5.00%            1.00%
-------------------------------------------------------------------------------

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                             CLASS A    CLASS B     CLASS C
                                              SHARES     SHARES      SHARES
-----------------------------------------------------------------------------
 MANAGEMENT FEES                                 0.40       0.40        0.40
 DISTRIBUTION (RULE 12b-1) FEES                  0.25       0.75        0.75
 SHAREHOLDER SERVICE FEES                        0.25       0.25        0.25
 OTHER EXPENSES(1)                               0.45       0.45        0.45
-----------------------------------------------------------------------------
 TOTAL OPERATING EXPENSES                        1.35       1.85        1.85
 FEE WAIVER AND EXPENSE REIMBURSEMENT(2)        (0.30)     (0.10)      (0.10)
----------------------------------------------------------------------------
 NET EXPENSES(2)                                 1.05       1.75        1.75
-----------------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE BASED ON ESTIMATED EXPENSES FOR THE MOST RECENT FISCAL YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTY TRUST COMPANY OF NEW YORK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE CLASS A, B AND C SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.05%, 1.75% AND 1.75% RESPECTIVELY, OF THE AVERAGE DAILY NET ASSETS THROUGH 9/7/04 WITH RESPECT TO CLASS A AND UNTIL 9/7/02 WITH RESPECT TO CLASS B AND CLASS C.

EXAMPLE The example below is intended to help you compare the cost of investing in Classes A, B and C Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses for three years with respect to Class A shares and one year with respect to Class B and C shares, and total operating expenses thereafter.

The example is for comparison only; the actual returns of Class A, B and C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                               1 YEAR        3 YEARS      5 YEARS     10 YEARS
------------------------------------------------------------------------------
CLASS A SHARES* ($)            676            890        1,186        2,027
------------------------------------------------------------------------------
CLASS B SHARES** ($)           678            872        1,191        2,030***
------------------------------------------------------------------------------
CLASS C SHARES** ($)           278            572          991        2,161
------------------------------------------------------------------------------

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                              1 YEAR         3 YEARS      5 YEARS     10 YEARS
------------------------------------------------------------------------------
CLASS B SHARES ($)               178             572          991     2,030***
------------------------------------------------------------------------------
CLASS C SHARES ($)               178             572          991     2,161
------------------------------------------------------------------------------

*   ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.
**  ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD.

*** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE BEEN
    OWNED FOR EIGHT YEARS.

THE FUNDS' MANAGEMENT AND ADMINISTRATION

The Balanced, Core Equity, Equity Growth, and Equity Income Funds are series of Mutual Fund Investment Trust, a Massachusetts business trust. The Capital Growth, Dynamic Small Cap, Growth & Income and Small Cap Equity Funds are series of Mutual Fund Group, a Massachusetts business trust. The Mid Cap Value and Small Cap Growth Funds are series of Fleming Mutual Fund Group, Inc., a Maryland Corporation. The Disciplined Equity and U.S. Equity Funds are series of J.P. Morgan Institutional Funds, a Massachusetts business trust. The trustees of each trust are responsible for overseeing all business activities.

THE FUNDS' INVESTMENT ADVISERS

JPMIM, JPMFAM (USA) and Robert Fleming, Inc. (Robert Fleming) are the investment advisers and make the day-to-day investment decisions for these Funds.

JPMIM is the investment adviser for the Disciplined Equity and U.S. Equity Funds. JPMIM is located at 522 5th Avenue, New York, NY 10036.

JPMFAM (USA) is the investment adviser for the Balanced, Capital Growth, Core Equity, Dynamic Small Cap, Equity Growth, Equity Income, Growth & Income, and Small Cap Equity Funds. JPMFAM (USA) is located at 522 5th Avenue, New York, NY 10036.

Prior to February 28, 2001 the adviser to the Funds was The Chase Manhattan Bank (Chase).

Robert Fleming is the investment adviser for the Mid Cap Value and Small Cap Growth Funds. Robert Fleming is located at 522 5th Avenue, New York, NY 10036.

JPMIM, JPMFAM (USA) and Robert Fleming are wholly owned subsidiaries of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the most recent fiscal year, each adviser (as applicable) was paid management fees (net of waivers) as a percentage of average net assets as follows:

                             FISCAL
FUND                         YEAR END    %
--------------------------------------------
BALANCED FUND                12/31     0.50
--------------------------------------------
CAPITAL GROWTH FUND          10/31     0.40
--------------------------------------------
CORE EQUITY FUND             12/31     0.50
--------------------------------------------
DISCIPLINED EQUITY FUND       5/31     0.35
--------------------------------------------
DYNAMIC SMALL CAP FUND       10/31     0.65
--------------------------------------------
EQUITY GROWTH FUND           12/31     0.50
--------------------------------------------
EQUITY INCOME FUND           12/31     0.40
--------------------------------------------
GROWTH & INCOME FUND         10/31     0.40
--------------------------------------------
MID CAP VALUE FUND            9/30     0.70
--------------------------------------------
SMALL CAP EQUITY FUND        10/31     0.65
--------------------------------------------
SMALL CAP GROWTH FUND         9/30     0.80
--------------------------------------------
U.S. EQUITY FUND              5/31     0.40
--------------------------------------------

PORTFOLIO MANAGERS
BALANCED FUND

Henry Lartigue and Jeff Phelps, Portfolio Managers at JPMFAM (USA), are responsible for the equity portion of the portfolio. A team of individuals at JPMFAM is responsible for the fixed income portion of the portfolio. Mr. Lartigue has managed the equity portion of the portfolio since August of 1999. Mr. Lartigue has managed other equity funds since joining JPMFAM (USA) in 1984. Mr. Phelps has managed the equity portion of the portfolio since October 1999. Mr. Phelps joined JPMFAM (USA) in 1997. Prior to joining JPMFAM (USA), he was employed by Houston Industries.

CAPITAL GROWTH FUND

Chris Matlock, Portfolio Manager at JPMFAM (USA), and Mr. Heintz are responsible for management of the Fund's portfolio. Mr. Matlock has worked at JPMFAM (USA) since 1994 in numerous investment management roles. Both have been managing the Fund since August 1999. Robert Heintz, Managing Director and Director of Equity Management and Research at JPMFAM (USA), has worked at JPMFAM (USA) since 1983 in a variety of investment management positions.

CORE EQUITY FUND

Mr. Lartigue has managed the portfolio since January of 1996. Since January 1999 the Fund has been co-managed with Mr. Phelps. Please see above for information on Messrs. Lartigue and Phelps.

DISCIPLINED EQUITY FUND

The portfolio management team is led by Joseph Gill, Vice President, Timothy J. Devlin, Vice President, and Nanette Buziak, Vice President. Mr. Gill has been at JPMIM since 1996 and prior to that he was a portfolio manager at Bank of Tokyo-Mitsubishi Asset Management. Mr. Devlin has been at JPMIM since July of 1996, and prior to that was an equity portfolio manager at Mitchell Hutchins Asset Management Inc. Ms. Buziak has been at JPMIM since March of 1997 and prior to that was an index arbitrage trader and convertible bond portfolio manager at First Marathon America Inc.

DYNAMIC SMALL CAP FUND
Mr. Lartigue and Juliet Ellis, Senior Portfolio Managers at JPMFAM (USA), are responsible for management of the Fund's portfolio. Ms. Ellis has worked for JPMFAM (USA) since 1987 as an analyst and portfolio manager. Both have been managing the Fund since August 1999. Please see above for information on Mr. Lartigue.

EQUITY GROWTH FUND
Mr. Lartigue has managed the portfolio since July of 1994. Please see above for information on Mr. Lartigue.

EQUITY INCOME FUND

Mr. Heintz has been managing the Fund since its inception in March, 1988. Please see above for information on Mr. Heintz.

GROWTH AND INCOME FUND

Mr. Heintz and Stephen J. O'Keefe, CFA, Portfolio Manager at JPMFAM (USA), are responsible for management of the Fund. Mr. O'Keefe joined JPM-FAM (USA) in 1989. Both have been managing the Fund since August 1999. Please see above for information on Mr. Heintz.

MID CAP VALUE FUND

Jonathan Kendrew Llewelyn Simon serves as portfolio manager to the Fund. Mr.Simon has worked as a portfolio manager with various affiliates of Robert Fleming, the adviser, since 1980 and is currently the Chief Investment Officer and a Director of Robert Fleming.

SMALL CAP EQUITY FUND
Mr. Lartigue and Ms. Ellis are responsible for management of the Fund. Both have been managing the Fund since August 1999. Please see above for information on Mr. Lartigue and Ms. Ellis.

SMALLCAP GROWTH FUND

Christopher Mark Vyvyan Jones, serves as portfolio manager to the Fund.

Mr. Jones has worked as a portfolio manager with various affiliates of Robert Fleming, the adviser, since 1982 and is currently a Director of Robert Fleming. Mr. Jones is head of the adviser's Small Company Investment Team.

U.S. EQUITY FUND

The portfolio management team is led by Henry D. Cavanna, Managing Director, and James H. Russo, Vice President and CFA. Mr. Cavanna has been at JPMIM since 1971. He served as manager of U.S. equity portfolios prior to managing the Fund. Mr. Russo has been at JPMIM since 1994. Previously he served in the equity research group as an analyst covering consumer cyclical stocks.

THE FUNDS' ADMINISTRATORS
Either Morgan Guaranty Trust Company of New York (Morgan Guaranty) or Chase provides administrative services and oversees each Fund's other service providers. Morgan Guaranty is the administrator for the Disciplined Equity and U.S. Equity Funds. Chase is the administrator for the Balanced, Capital Growth, Core Equity, Dynamic Small Cap, Equity Growth, Equity Income, Growth and Income, Mid Cap Value, Small Cap Equity, and Small Cap Growth Funds. The administrator receives a pro-rata portion of the following annual fee on behalf of each Fund (except for the Mid Cap Value and the Small Cap Growth Funds) for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average net assets over $25 billion. The administrator receives an annual fee of 0.10% of the average daily net assets of each of the Mid Cap Value and Small Cap Growth Funds.

The Funds have agreements with certain shareholder servicing agents (including Morgan Guaranty and Chase) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.25% of the average daily net assets of the shares of each Fund held by investors serviced by the shareholder servicing agent. The Mid Cap Value and Small Cap Growth Fund can only pay fees to shareholder servicing agents other than Morgan Guaranty and Chase.

The advisers and/or the distributor, may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers.

THE FUND'S DISTRIBUTOR
J.P. Morgan Fund Distributors, Inc. (JPMFD) is the distributor for the Funds. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

HOW YOUR ACCOUNT WORKS

KNOW WHICH CLASSES TO BUY
Each Fund may issue multiple classes of shares. This prospectus relates only to Class A, Class B and Class C Shares of the Fund. Each class may have different requirements for whom may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount for each class.

You will need to choose a share class before making your initial investment. In making your choice, you should weigh the impact of potential costs over the length of your investment, including sales charges and annual fees. For example, in some cases, it can be more economical to pay an initial sales charge than to choose a class with no initial sales charge, but higher annual fees and a contigent deferred sales charge.

ABOUT SALES CHARGES

You may pay a sales charge to buy Class A Shares and you may pay a sales charge with respect to Class B or C Shares in the Funds. There are also ongoing charges that all investors pay as long as they own their shares.

This prospectus offers Class A, B and C Shares of the Funds.

Different charges are associated with each class of shares:

 - If you choose to invest in Class A Shares, you may pay a sales charge when you invest.

 - If you choose to invest in Class B Shares, you may pay a deferred sales charge. You are not required to pay a sales charge when you invest, but may be required to pay a charge when you sell your shares, depending on the length of your investment in the particular shares.

 - If you choose to invest in Class C Shares, you will be required to pay a sales charge if you hold the shares for less than one year.

There are a number of plans and special discounts which can decrease or eliminate these charges.

This section explains how the three sales charges work.

CLASS A SHARES

The initial sales charge is deducted directly from the money you invest. As the following tables show, the sales charge decreases as your investment increases. The public offering price of Class A Shares is the net asset value plus the initial sales charge. Net asset value is the value of everything a Fund owns, minus everything it owes, divided by the number of shares held by investors. The Funds receive the net asset value. Shareholders of the former J.P.Morgan U.S. Equity Fund - Advisor Series who received their Class A Shares as a result of a fund reorganization in September, 2001, will not pay sales loads on subsequent purchases of Class A Shares in the U.S. Equity Fund or any other JPMorgan Fund into which such shareholders may subsequently exchange.

TOTAL SALES CHARGE

                           AS % OF THE       AS %
                              OFFERING     OF NET
 AMOUNT OF                       PRICE     AMOUNT
INVESTMENT                   PER SHARE   INVESTED
-------------------------------------------------
LESS THAN $100,000                5.75       6.10
-------------------------------------------------
$100,000 BUT UNDER $250,000       3.75       3.90
-------------------------------------------------
$250,000 BUT UNDER $500,000       2.50       2.56
-------------------------------------------------
$500,000 BUT UNDER
$1 MILLION                        2.00       2.04
-------------------------------------------------

There is no sales charge for investments of $1 million or more.

CLASS B SHARES

The deferred sales charge is deducted directly from your assets when you sell your shares. It is calculated as a percentage of the lower of the original purchase price or the current value of the shares. As the following table shows, the deferred sales charge decreases the longer you hold the shares and disappears altogether after six years. Class B Shares automatically convert into Class A Shares at the beginning of the ninth year after you bought them.


YEAR      DEFERRED SALES CHARGE
-------------------------------
1                            5%
-------------------------------
2                            4%
-------------------------------
3                            3%
-------------------------------
4                            3%
-------------------------------
5                            2%
-------------------------------
6                            1%
-------------------------------
7                          None
-------------------------------
8                          None
-------------------------------

We calculate the deferred sales charge from the month you buy your shares. We always sell the shares with the lowest deferred sales charge first. Shares acquired by reinvestment of distributions can be sold without a deferred sales charge.

CLASS C SHARES

The deferred sales charge is deducted directly from your assets when you sell your shares. It is equal to the lower of 1% of the original purchase price or 1% of the current value of the shares. The deferred sales charge on Class C Shares disappears altogether after one year. We calculate the deferred sales charge from the month you buy your charges. We always sell the shares with the lowest deferred sales charge first. Shares acquired by reinvestment of distributions can be sold without a deferred sales charge.

Like Class B Shares, Class C Shares have higher combined distribution and service fees. Unlike Class B Shares, Class C Shares are not converted to Class A Shares. That means you keep paying the higher service and distribution fees as long as you hold them. Over the long term, this can add up to higher total fees than either Class A or Class B Shares.

GENERAL

The Funds have adopted Rule 12b-1 distribution plans under which they pay annual distribution fees of up to 0.25% of the average daily net assets attributed to Class A Shares and up to 0.75% of the average daily net assets attributed to Class B Shares and Class C Shares.

This payment covers such things as compensation for services provided by broker-dealers and expenses connected to the sale of shares. Payments are not tied to actual expenses incurred.

Because 12b-1 expenses are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

WHICH CLASS OF SHARES IS BEST?
Your decision about which class of shares to buy depends on a number of factors, including the number of shares you're buying and how long you intend to hold your shares. If you have no plans to sell your shares for at least six years and you would prefer not to pay an up-front sales charge, you may consider buying Class B Shares.

Class A Shares may be a good choice if you qualify to have the sales charge reduced or eliminated. In almost all cases, if you plan to buy $250,000 of shares or more, Class A Shares are the most economical choice.

If you plan to buy less than $100,000 of shares, Class B or Class C will generally be the most economical choice.

Class C Shares may be best if you prefer not to pay an initial sales charge and you are unsure how long you intend to hold your investment.

You should also consider the distribution and service fees, which are lower for Class A Shares. These fees appear in the table called Annual Operating Expenses for each Fund.

Your investment representative may be able to advise you about the best class of shares for you.

BUYING FUND SHARES
You can buy shares in three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE
Tell your representative which Funds you want to buy and he or she will contact us. Your representative may charge you a fee and may offer additional services, such as special purchase and redemption programs. Some representatives charge a single fee that covers all services. Your representative may impose different minimum investments and earlier deadlines to buy and sell shares.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782

Or

Complete the application form and mail it along with a check for the amount you want to invest to:

JPMorgan Funds Service Center,
P.O. Box 219392
Kansas City, MO 64121-9392

THROUGH A SYSTEMATIC INVESTMENT PLAN

You can make regular automatic purchases of at least $100. See Shareholder Services for details.

GENERAL

Whether you choose Class A, Class B or Class C Shares, the price of the shares is based on the net asset value per share (NAV). NAV is the value of everything a Fund owns, minus everything it owes, divided by the number of shares held by investors. You'll pay the public offering price, which is based on the next NAV calculated after the JPMorgan Funds Service Center accepts your instructions. Each Fund calculates its NAV once each day at the close of regular trading on the New York Stock Exchange (NYSE). Each Fund generally values its assets at their market value but may use fair value if market prices are unavailable or do not represent a security's value at the time of pricing. The JPMorgan Funds Service Center will not accept your order until it is in proper form. An order is in proper form only after payment is converted into federal funds.

The JPMorgan Funds Service Center accepts purchase orders on any business day that the NYSE is open. Normally, if the JPMorgan Funds Service Center receives your order in proper form by the close of regular trading on the NYSE, we'll process your order at that day's price.

 TO OPEN AN ACCOUNT, BUY OR SELL SHARES OR GET FUND
 INFORMATION, CALL:
 THE JPMORGAN FUNDS SERVICE CENTER
 1-800-348-4782

MINIMUM INVESTMENTS


TYPE OF                  INITIAL    ADDITIONAL
ACCOUNT                  INVESTMENT INVESTMENTS
-----------------------------------------------
REGULAR ACCOUNT         $2,500      $100
-----------------------------------------------
SYSTEMATIC INVESTMENT
PLAN(1)                 $1,000      $100
-----------------------------------------------
IRAS                    $1,000      $100
-----------------------------------------------
SEP-IRAS                $1,000      $100
-----------------------------------------------
EDUCATION IRAS          $  500      $100
-----------------------------------------------

(1) For alternative minimum investments for systematic investment plan accounts, please see Shareholder Services.

You must provide a Taxpayer Identification Number when you open an account. Each Fund has the right to refuse any purchase order or to stop offering shares for sale at any time.

Make your check out to JPMorgan Funds in U.S. dollars. We do not accept credit cards, cash, or checks from a third party. You cannot sell your shares until your check clears, which may take more than 15 calendar days after such shares were purchased. If you buy through an Automated Clearing House, you can not sell your shares until the payment clears. That could take more than seven business days.

Your purchase will be canceled if your check doesn't clear and you will be responsible for any expenses and losses to the Funds. Orders by wire will be canceled if the JPMorgan Funds Service Center doesn't receive payment by 4:00 p.m. Eastern time on the settlement date.

If you are planning to exchange, sell or transfer shares to another person shortly after buying the shares, you should pay by certified check to avoid delays. The Funds will not issue certificates for Class A, Class B or Class C shares.

SELLING FUND SHARES
You can sell your shares three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE
Tell your representative which Funds you want to sell. He or she will send the necessary documents to the JPMorgan Funds Service Center. Your representative might charge you for this service.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER

Call 1-800-348-4782. We will mail you a check or send the proceeds via electronic transfer or wire. If you have changed your address of record within the previous 30 days or if you sell shares of Funds worth $25,000 or more by phone, we will send it by wire only to a bank account on our records.

Or

Send a signed letter with your instructions to:

JPMorgan Funds Service Center,
P.O. Box 219392
Kansas City, MO 64121-9392

THROUGH A SYSTEMATIC WITHDRAWAL PLAN

You can automatically sell as little as $50 worth of shares. See Shareholder Services for details.

GENERAL

You can sell your shares on any day that the JPMorgan Funds Service Center is accepting purchase orders.

You will receive the next NAV calculated after the JPMorgan Funds Service Center accepts your order, less any applicable sales charges.

We will need the names of the registered shareholders and your account number before we can sell your shares.

Under normal circumstances, if the JPMorgan Funds Service Center receives your order before the close of regular trading on the NYSE, each Fund will send you the proceeds the next business day. We will not accept an order to sell shares if the Fund hasn't collected your payment for the shares. Each Fund may stop accepting orders to sell and may postpone payments for more than seven days, as federal securities laws permit.

You will need to have signatures guaranteed for all registered owners or their legal representative if:

- you want to sell shares with a net asset value of $100,000 or more, or

- you want your payment sent to an address other than the one we have in our records.

We may also need additional documents or a letter from a surviving joint owner before selling the shares. Contact the JPMorgan Funds Service Center for more details.

REDEMPTIONS-IN-KIND
Each Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING FUND SHARES

You can exchange your shares for shares of the same class of certain other JPMorgan Funds at net asset value, beginning 15 days after you buy your shares. For tax purposes, an exchange is treated as a sale of Fund shares. This will generally result in a capital gain or loss to you.

You can exchange your shares in one of three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE
Tell your representative which Funds you want to exchange from and to. He or she will send the necessary documents to the JPMorgan Funds Service Center. Your representative might charge you for this service.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782 to ask for details.

THROUGH A SYSTEMATIC EXCHANGE PLAN

You can automatically exchange money from one JPMorgan account to another of the same class. See Shareholder Services for details.

GENERAL
If you exchange Class B Shares of a Fund for Class B Shares of another JPMorgan Fund, or Class C Shares for Class C Shares, you will not pay a deferred sales charge until you sell the shares of the other Fund. The amount of deferred sales charge will be based on when you bought the original shares, not when you made the exchange. Carefully read the prospectus of the Fund you want to buy before making an exchange. You will need to meet any minimum investment requirements.

You should not exchange shares as a means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We may charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information to find out more about the exchange privilege.

OTHER INFORMATION CONCERNING THE FUNDS

We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below $500 for 30 days as a result of selling shares. We may also close the account if you are in the Systematic Investment Plan and fail to meet investment minimums over a 12-month period. We will give you 60 days' notice before closing your account.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we'll ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We'll take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Funds liable for any loss or expenses from any sales request, if the Funds take reasonable precautions. The applicable Fund will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the JPMorgan Funds Service Center by telephone. This may be true at time of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

You may write to:

JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392

Each Fund may issue multiple classes of shares. This prospectus relates only to Class A, Class B and Class C Shares of the Funds. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount for each class.

DISTRIBUTIONS AND TAXES
The Funds can earn income and they can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.

The Balanced, Core Equity, Disciplined Equity, Equity Growth, Equity Income, Growth and Income and U.S. Equity Funds generally distribute net investment income at least quarterly. The Capital Growth, Dynamic Small Cap and Small Cap Equity Funds generally distribute net investment income at least semi annually. The Mid-Cap Value and Small Cap Growth Funds generally distribute net investment income at least annually. You have three options for your distributions. You may:

- reinvest all of them in additional Fund shares;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you don't select an option when you open your account, we'll reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax adviser to see how investing in a Fund will affect your own tax situation.

SHAREHOLDER SERVICES

SYSTEMATIC INVESTMENT PLAN
If you make an initial investment of at least $1000, you can regularly invest $100 or more on a monthly, quarterly or semiannual basis. You may also chose to make a lower initial investment of $250, which requires additional monthly systematic investments of $200. The money is automatically deducted from your checking or savings account. For further information please refer to the How Your Account Works section of this prospectus.

You can set up a plan when you open an account by completing the appropriate section of the application. Current shareholders can join by sending a signed letter and a deposit slip or void check from their bank account to the JPMorgan Funds Service Center. Call 1-800-348-4782 for complete instructions.

SYSTEMATIC WITHDRAWAL PLAN
You can automatically sell shares. You can make regular withdrawals of $50 or more. You can have automatic withdrawals made monthly, quarterly or semiannually. Your account must contain at least $5,000 (or $20,000 for Class B accounts) to start the plan. Call 1-800-348-4782 for complete instructions.

SYSTEMATIC EXCHANGE PLAN
You can set up a systematic exchange program to automatically exchange shares on a regular basis. It's a free service. However, you cannot have simultaneous plans for the systematic investment or exchange and the systematic withdrawal or exchange for the same fund. Call 1-800-348-4782 for complete instructions.

FREE EXCHANGE PRIVILEGE
You can exchange shares between JPMorgan Funds in the same class without charge. This allows you to adjust your investments as your objectives change.

REINSTATEMENT PRIVILEGE
You can buy back Class A Shares you sell, without paying a sales charge, as long as you make a request in writing within 90 days of the sale. If you sell Class B Shares or Class C Shares on which you've paid a deferred sales charge, you can use the proceeds to buy Class A Shares without a sales charge. You must buy the Class A Shares within 90 days of selling the Class B or Class C Shares.

WHAT THE TERMS MEAN

DISTRIBUTION FEE: Covers the cost of the distribution system used to sell shares to the public.

LIQUIDITY: Liquidity is the ability to easily convert investments into cash without losing a significant amount of money in the process.

MANAGEMENT FEE: A fee paid to the investment adviser to manage the Fund and make decisions about buying and selling the Fund's investments.

OTHER EXPENSES: Miscellaneous items, including transfer agency, administration, shareholder servicing, custody and registration fees.

SHAREHOLDER SERVICE FEE: a fee to cover the cost of paying shareholder servicing agents to provide certain support services for your account.

RISK AND REWARD ELEMENTS

This table discusses the main elements that make up each Fund's overall risk and reward characteristics. It also outlines each Fund's policies toward various investments, including those that are designed to help the Funds manage risk.

POTENTIAL RISKS                     POTENTIAL REWARDS                  POLICIES TO BALANCE RISK AND REWARD
WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES
 - When a Fund buys securities      - The Funds can take advantage of  - The Funds segregate liquid assets to offset leverage risks
   before issue or for delayed        attractive transaction
   delivery, it could be exposed      opportunities
   to leverage risk if it does not
   segregate liquid assets

SHORT-TERM TRADING
 - Increased trading could raise a  - The Funds could realize gains    - The Funds generally avoid short-term trading except to take
   Fund's brokerage and related       in a short period of time          advantage of attractve or unexpected opportunities or to
   costs                                                                 meet demands generated by shareholder activity
 - Increased short-term capital     - The Funds could protect against  - The Funds' Portfolio Turnover Rate for the most
   gains distributions could raise    losses if a stock is overvalued    recent fiscal year is listed below:
   shareholders' income tax           and its value later falls          Balanced Fund:           102% (for the most recent
   liability                                                                                           semi-annual period)
                                                                         Capital Growth Fund:      25% (for the most recent
                                                                                                       semi-annual period)
                                                                         Core Equity Fund:         32% (for the most recent
                                                                                                       semi-annual period)
                                                                         Disciplined Equity Fund:  72% (for the most recent
                                                                                                       semi-annual period)
                                                                         Dynamic Small Cap Fund:   22% (for the most recent
                                                                                                       semi-annual period)
                                                                         Equity Growth Fund:       71% (for the most recent
                                                                                                       semi-annual period)
                                                                         Equity Income Fund:        3% (for the most recent
                                                                                                       semi-annual period)
                                                                         Growth and Income Fund:   10% (for the most recent
                                                                                                       semi-annual period)
                                                                         Mid Cap Value Fund:    41.58% (for the most recent
                                                                                                       semi-annual period)
                                                                         Small Cap Equity Fund:    23% (for the most recent
                                                                                                       semi-annual period)
                                                                         Small Cap Growth Fund: 34.10% (for the most recent
                                                                                                       semi-annual period)
                                                                         U.S. Equity Fund:         81% (for the most recent
                                                                                                       semi-annual period)

DERIVATIVES
 - Derivatives such as futures,     - Hedges that correlate well with  - The Funds use derivatives, such as futures,
   options, swaps, and forward        underlying positions can reduce    options, swaps and forward foreign currency contracts,
   foreign currency contracts(1)      or eliminate losses at low cost    for hedging and for risk management (i.e., to adjust
   that are used for hedging the    - The Funds could make money and     duration or yield curve exposure, or to establish or
   portfolio or specific              protect against losses if          adjust exposure to particular securities, markets or
   securities may not fully offset    management's analysis proves       currencies); risk management may include management of
   the underlying positions and       correct                            a Fund's exposure relative to its benchmark. Certain
   this could result in losses to   - Derivatives that involve           Funds may also use derivatives to increase the Fund's
   a Fund that would not have         leverage could generate            gain
   otherwise occurred                 substantial gains at low cost    - A Fund only establishes hedges that it expects
 - Derivatives used for risk                                             will be highly correlated with underlying positions
   management or to increase the                                       - While the Funds may use derivatives that
   Fund's gain may not have the                                          incidentally involve leverage, they do not use them for
   intended effects and may result                                       the specific purpose of leveraging their portfolio
   in losses or missed
   opportunities
 - The counterparty to a
   derivatives contract could
   default
 - Derivatives that involve leverage
   could magnify losses
 - Certain types of derivatives
   involve costs to the Funds
   which can reduce returns
 - Derivatives may, for tax
   purposes, affect the character
   of gain and loss realized by a
   Fund, accelerate recognition of
   income to a Fund, affect the
   holding period of a Fund's
   assets and defer recognition of
   certain of a Fund's losses

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

POTENTIAL RISKS                      POTENTIAL REWARDS                    POLICIES TO BALANCE RISK AND REWARD
SECURITIES LENDING
 - When a Fund lends a security,     - The Funds may enhance              - Each adviser maintains a list of approved
   there is a risk that the            income through the investment        borrowers
   loaned securities may not           of the collateral received         - The Funds receive collateral equal to at
   be returned if the borrower or      from the borrower                    least 100% of the current value of the securities
   the lending agent defaults                                               loaned
 - The collateral will be                                                 - The lending agents indemnify the Funds
   subject to the risks of the                                              against borrower default
   securities in which it is                                              - Each adviser's collateral investment
   invested                                                                 guidelines limit the quality and duration of
                                                                            collateral investment to minimize losses
                                                                          - Upon recall, the borrower must return the securities
                                                                            loaned within the normal settlement period

MARKET CONDITIONS
 - Each Fund's share price and       - Stocks have generally              - Under normal circumstances the Funds plan to
   performance will fluctuate in       outperformed more stable             remain fully invested, with at least 65% in
   response to stock and/or bond       investments (such as bonds and       equities; equity investments may include U.S. and
   market movements                    cash equivalents) over the           foreign common stocks, convertible securities,
 - Adverse market conditions           long term                            preferred stocks, trust or partnership interests,
   may from time to time cause       - With respect to the                  warrants, rights, REIT interests and investment
   a Fund to take  temporary           Diversified and Balanced             company securities
   defensive positions that are        Funds, a diversified, balanced     - A Fund seeks to limit risk and enhance
   inconsistent with its               portfolio should mitigate the        performance through active management and
   principal investment                effects of wide market               diversification
   strategies and may hinder the       fluctuations, especially when      - During severe market downturns, each Fund
   Fund from achieving its             stock and bond prices move in        has the option of investing up to
   investment objective                different directions                 100% of assets in short-term instruments

MANAGEMENT CHOICES
 - A Fund could underperform         - A Fund could outperform            - The advisers focus their active management
   its benchmark due to its            its benchmark due to these           on securities selection, the area where they
   securities and asset                same choices                         believe their commitment to research can most
   allocation choices                                                       enhance returns

FOREIGN INVESTMENTS
 - Currency exchange rate            - Favorable exchange rate            - The Funds anticipate that total foreign
   movements could reduce gains or     movements could generate gains       investments will not exceed 20% of total
   create losses                       or reduce losses                     assets(30% for Diversified Fund, 30% for Equity
 - A Fund could lose money           - Foreign investments,                 Growth Fund and 10% for Small Cap Growth Fund)
   because of foreign government       which represent a major            - The Funds actively manage the currency
   actions, political                  portion of the world's               exposure of their foreign investments relative to
   instability, or lack of             securities, offer attractive         their benchmarks, and may hedge back into the U.S.
   adequate and accurate               potential performance and            dollar from time to time (see also "Derivatives");
   information                         opportunities for                    these currency management techniques may not be
 - Currency and                        diversification                      available for certain emerging markets investments
   investment risks tend to be       - Emerging markets can offer higher
   higher in emerging markets;         returns
   these markets also present
   higher liquidity and valuation
   risks

ILLIQUID HOLDINGS
 - Each Fund could have difficulty   - These holdings may offer           - No Fund may invest more than 15% of net assets in
   valuing these holdings              more attractive yields or            illiquid holdings
   precisely                           potential growth than              - To maintain adequate liquidity to meet
 - Each Fund could be                  comparable widely traded             redemptions, each Fund may hold high quality
   unable to sell these holdings       securities                           short-term securities (including repurchase
   at the time or price it                                                  agreements and reverse repurchase agreements) and,
   desires                                                                  for temporary or extraordinary purposes, may
                                                                            borrow from banks up to 33 1/3% of the value of
                                                                            its total assets

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, except as noted, whose reports, along with each Fund's financial statements, are included in the representative Fund's annual report, which are available upon request.

JPMORGAN BALANCED FUND(1)

                                                                         CLASS A                           CLASS B         CLASS C
                                                          ---------------------------------------------  -------------  ------------
                                                                  Six                                        2/16/01(2)   2/16/01(2)
                                                               Months       Year         Year 10/16/98(2)       Through      Through
                                                              6/30/01      Ended        Ended    Through        6/30/01      6/30/01
PER SHARE OPERATING PERFORMANCE:                           unaudited)   12/31/00     12/31/99   12/31/98    (unaudited)  (unaudited)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $  30.23    $ 38.46    $  34.51     $   31.87   $   29.69    $   29.69
-----------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:

      Net investment income                                    0.24      0.76(3)      0.70(3)       0.10        0.00(3)      0.10(3)

      Net gains or losses in securities (both realized and
         unrealized)                                          (1.85)    (1.96)        4.05          3.95       (1.24)        1.23
                                                              ------    --------      -------      ------      -------       -------
      Total from investment operations                        (1.61)     (1.20)       4.75          4.05       (1.14)        1.13

   Less distributions:

      Dividends from net investment income                     0.17       1.28        0.61          0.16        0.10         0.10

      Distributions from capital gains                         0.34       5.75        0.19          1.25        0.34         0.34
                                                              ------    --------      -------      ------      -------       -------
      Total dividends and distributions                        0.51       7.03        0.80          1.41        0.44         0.44
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $  28.11    $ 30.23    $  38.46     $   34.51   $   28.11    $   28.12
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(4)                                               (5.29%)    (2.80%)     13.94%        12.78%       5.51%       (5.51%)
====================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                       $     78    $     2    $      2     $       1   $      22    $       1
------------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
------------------------------------------------------------------------------------------------------------------------------------
      Expenses(5)                                              1.25%      1.25%       1.25%         1.25%       1.93%        1.93%
-----------------------------------------------------------------------------------------------------------------------------------
      Net investment income(5)                                 1.70%      1.99%       1.94%         1.84%       1.02%        1.03%
------------------------------------------------------------------------------------------------------------------------------------
      Expenses without waivers, reimbursements and earnings
      credits                                                  1.52%      2.75%       3.34%       107.16%       2.03%        2.03%
------------------------------------------------------------------------------------------------------------------------------------
      Net investment income without waivers, reimbursements
      and earnings credits(5)                                  1.43%      0.49%      (0.15%)     (104.07%)      0.92%        0.93%
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                         102%       134%         45%           58%        102%         102%
------------------------------------------------------------------------------------------------------------------------------------

1 Formerly Chase Balanced Fund.
2 Commencement of offering of class of shares.
3 Calculated based upon average shares outstanding.
4 Total return figures do not include the effect of any front-end or deferred sales load.
5 Short periods have been annualized.

JPMORGAN CAPITAL GROWTH FUND(1)

                                                                                              CLASS A
                                                                    ------------------------------------------------------------
                                                                         Six
                                                                      Months       Year       Year     Year       Year     Year
                                                                    04/30/01      Ended      Ended    Ended      Ended    Ended
PER SHARE OPERATING PERFORMANCE:                                 (unaudited)   10/31/00   10/31/99 10/31/98   10/31/97 10/31/96
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $ 47.91    $ 42.85    $ 41.22    $ 46.76  $ 41.60    $ 35.65
--------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:

      Net investment income                                        (0.09)(2)  (0.14)(2)  (0.20)(2)  (0.12)   (0.02)(2)  0.15

      Net gains or losses in securities
      (both realized and unrealized)                               (2.18)     10.11       5.75      (0.52)   10.13      7.27
                                                                   ------     ---------  ---------  ------   ---------  ----
      Total from investment operations                             (2.27)      9.97       5.55      (0.64)   10.11      7.42

   Distributions to shareholders from:

      Dividends from net investment income                            --         --         --         --     0.15      0.12

      Distributions from capital gains                              5.48       4.91       3.92       4.90     4.80      1.35
                                                                   ------     ---------  ---------  ------   ---------  ----
      Total dividends and distributions                             5.48       4.91       3.92       4.90     4.95      1.47
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $ 40.16    $ 47.91    $ 42.85    $ 41.22  $ 46.76    $ 41.60
--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(3)                                                    (4.46%)    25.81%     14.30%    (1.60%)   26.47%     21.48%
================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                          $   468    $   523    $   577    $   728  $   839    $   768
--------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:

   Expenses(4)                                                      1.35%      1.35%      1.30%      1.27%    1.31%      1.37%
   Net investment income(4)                                        (0.44%)    (0.32%)    (0.48%)    (0.24%)  (0.05%)     0.39%
   Expenses without waivers and reimbursements(4)                   1.35%      1.35%      1.30%      1.27%    1.31%      1.37%
   Net investment income without waivers and reimbursements(4)     (0.44%)    (0.32%)    (0.48%)    (0.24%)  (0.05%)     0.39%
--------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover(5)                                                 25%        66%        86%       108%      67%        90%
--------------------------------------------------------------------------------------------------------------------------------

1 Formerly Chase Vista Capital Growth Fund.
2 Calculated based upon average shares outstanding.
3 Total return figures do not include the effect of any front-end or deferred sales load.
4 Short periods have been annualized.
5 The percentages reflect the portfolio turnover of the Capital Growth
  Portfolio, of which the Fund invested all of its investable assets.

JPMORGAN CAPITAL GROWTH FUND (CONTINUED)(1)

                                                                                            CLASS B
                                                                    ---------------------------------------------------------------
                                                                          Six
                                                                       Months        Year        Year      Year     Year     Year
                                                                     04/30/01       Ended       Ended     Ended    Ended    Ended
PER SHARE OPERATING PERFORMANCE:                                  (unaudited)    10/31/00    10/31/99  10/31/98 10/31/97 10/31/96
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $46.20     $ 41.67     $ 40.38    $  46.11   $  41.21    $35.39
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:

   Net investment income                                            (0.19)(2)   (0.35)(2)   (0.40)(2)   (0.29)     (0.23)(2) (0.08)

   Net gains or losses in securities (both realized and unrealized) (2.10)       9.79        5.61       (0.54)     10.01      7.25
                                                                    ---------   ---------   ---------   ------     --------- ------
   Total from investment operations                                 (2.29)       9.44        5.21       (0.83)      9.78      7.17

   Distributions to shareholders from:

   Dividends from net investment income                                --          --          --          --       0.08       --

   Distributions from capital gains                                  5.48        4.91        3.92        4.90       4.80      1.35
                                                                    ---------   ---------   ---------   ------     --------- ------
   Total dividends and distributions                                 5.48        4.91        3.92        4.90       4.88      1.35
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $38.43     $ 46.20     $ 41.67    $  40.38   $  46.11    $41.21
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(3)                                                     (4.69%)     25.21%      13.71%      (2.08%)    25.85%    20.88%
====================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                            $  264     $   318     $   338    $    405   $    422   $  334
------------------------------------------------------------------------------------------------------------------------------------
RATIOSTO AVERAGE NET ASSETS:(4)
------------------------------------------------------------------------------------------------------------------------------------
  Expenses(4)                                                        1.85%       1.85%       1.80%       1.77%      1.81%    1.87%
------------------------------------------------------------------------------------------------------------------------------------
  Net investment income(4)                                          (0.94%)     (0.82%)     (0.98%)     (0.74%)    (0.56%)  (0.21%)
------------------------------------------------------------------------------------------------------------------------------------
  Expenses without waivers and reimbursements(4)                     1.85%       1.85%       1.80%       1.77%      1.81%     1.87%
------------------------------------------------------------------------------------------------------------------------------------
  Net investment income without waivers and reimbursements(4)       (0.94%)     (0.82%)     (0.98%)     (0.74%)    (0.56%)   (0.21%)
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover(5)                                                  25%         66%         86%        104%        67%       90%
------------------------------------------------------------------------------------------------------------------------------------

1 Formerly Chase Vista Capital Growth Fund.
2 Calculated based upon average shares outstanding.
3 Total return figures do not include the effect of any front-end or deferred sales load.
4 Short periods have been annualized.
5 The percentages reflect the portfolio turnover of the Capital Growth Portfolio, of which the Fund invested all of its investable assets.

JPMORGAN CAPITAL GROWTH FUND (CONTINUED)2

                                                                              CLASS C
                                                      ----------------------------------------------------
                                                                Six
                                                             Months         Year           Year   1/2/98(3)
                                                           04/30/01        Ended          Ended    Through
PER SHARE OPERATING PERFORMANCE:                        (unaudited)     10/31/00       10/31/99   10/31/98
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $   45.76      $ 41.31      $   40.03     $   42.81
----------------------------------------------------------------------------------------------------------
   Income from investment operations:

      Net investment income                               (0.18)(4)    (0.35)(4)      (0.39)(4)     (0.09)

      Net gains or losses in securities (both realized
        and unrealized)                                   (2.09)        9.71           5.59         (2.69)
                                                          ---------    ---------      ---------     ------
      Total from investment operations                    (2.27)        9.36           5.20         (2.78)

   Distributions to shareholders from:

      Dividends from net investment income                   --           --             --            --

      Distributions from capital gains                     5.48         4.91           3.92            --
                                                         ---------    ---------      ---------     ------
      Total dividends and distributions                    5.48         4.91           3.92            --
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $   38.01      $ 45.76      $   41.31     $   40.03
----------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                           (4.69%)      25.25%         13.81%        (6.49%)
==========================================================================================================
RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)               $       5      $     5      $       6     $       4
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
----------------------------------------------------------------------------------------------------------
      Expenses(5)                                          1.85%        1.85%          1.80%         1.73%
----------------------------------------------------------------------------------------------------------
      Net investment income(5)                            (0.94%)      (0.82%)        (0.97%)       (0.59%)
----------------------------------------------------------------------------------------------------------
      Expenses without waivers and reimbursements(5)       1.85%        1.85%          1.80%         1.73%
----------------------------------------------------------------------------------------------------------
      Net investment income without waivers and           (0.94%)      (0.82%)        (0.97%)       (0.59%)
      reimbursements(5)
----------------------------------------------------------------------------------------------------------
Portfolio Turnover(5)                                        25%          66%            86%
----------------------------------------------------------------------------------------------------------

(1) Total return figures do not include the effect of any front-end or deferred sales load.
(2) Formerly Chase Vista Capital Growth Fund.
(3) Commencement of offering class of shares.
(4) Calculated based upon average shares outstanding.
(5) Short periods have been annualized.
(6) The percentages reflect the portfolio turnover of the Capital Growth Portfolio, of which the Fund invested all of its investable assets.

JPMORGAN CORE EQUITY FUND(1)


                                                                    CLASS A                            CLASS B         CLASS C
                                              ----------------------------------------------------   ------------   -------------
                                                       Six                                            2/16/01(2)      2/16/01(2)
                                                    Months                               9/10/98*       Through         Through
                                                   6/30/01               Year Ended       Through       6/30/01         6/30/01
PER SHARE OPERATING PERFORMANCE:               (unaudited)     12/31/00    12/31/99      12/31/98    (unaudited)     (unaudited)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period             $  26.30      $ 32.19     $ 26.52        $ 21.49      $ 25.46       $   25.46
---------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:

      Net investment income                         (0.04)(3)    (0.05)      (0.05)(3)          -        (0.09)(3)       (0.10)(5)

      Net gains or losses in securities             (2.72)       (3.96)       6.28           6.22        (1.88)           (1.87)
        (both realized and unrealized)

      Total from investment operations              (2.76)       (4.01)       6.23           6.22        (1.97)           (1.97)

   Less distributions:

      Dividends from net investment income              -            -        0.01           0.02            -                -

      Distributions from capital gains                  -         1.88        0.55           1.17            -                -

      Total dividends and distributions                 -         1.88        0.56           1.19            -                -
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $  23.54      $ 26.30     $ 32.19      $   26.52     $  23.49       $    23.49
----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN4                                      (10.49%)     (12.19%)     23.59%         29.08%       (0.12%)         (10.63%)
==================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)             $     32      $     9     $     6      $       1     $     23       $        9
----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
----------------------------------------------------------------------------------------------------------------------------------
      Expenses5                                      1.24%        1.24%       1.24%          1.23%        2.01%            2.01%
----------------------------------------------------------------------------------------------------------------------------------
      Net investment income5                        (0.22%)      (0.25%)     (0.13%)        (0.03%)      (0.99%)          (0.99%)
----------------------------------------------------------------------------------------------------------------------------------
      Expenses without waivers, reimbursements       1.56%        1.80%       3.02%        140.46%        2.10%            2.10%
      and earnings credits5
----------------------------------------------------------------------------------------------------------------------------------
      Net investment income without waivers,        (0.54%)      (0.81%)     (1.89%)      (139.26%)      (1.08%)          (1.08%)
      reimbursements and earnings credits5
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                32%(7)       37%(7)      11%(6)         32%(7)       32%(7)           32%(7)
---------------------------------------------------------------------------------------------------------------------------------

(1) Formerly Chase Core Equity Fund.
(2) Commencement of offering of class of shares.
(3) Calculated based upon average shares outstanding.
(4) Total return figures do not include the effect of any front-end or deferred sales load.
(5) Short periods have been annualized.
(6) Portfolio turnover reflects the period January 1, 1999 to August 11, 1999. After August 11, 1999, all the fund's investable assets were invested in Core Equity Portfolio, and the portfolio turnover rate is disclosed at the Portfolio level
(7) The percentages reflect the portfolio turnover of the Core Equity Portfolio, of which the Fund invested all of its investable assets.

JPMORGAN DYNAMIC SMALL CAP FUND(1)

                                                                                              CLASS A
                                                                   ------------------------------------------------------------
                                                                          Six
                                                                       Months        Year        Year         Year   5/19/97(2)
                                                                      4/30/01       Ended       Ended        Ended      Through
PER SHARE OPERATING PERFORMANCE:                                   unaudited)    10/31/00    10/31/99     10/31/98     10/31/97
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                 $ 24.54       $15.98      $12.79       $13.85       $10.00
-------------------------------------------------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income                                              (0.09)(3)    (0.22)(3)   (0.15)       (0.09)       (0.04)
    Net gains or losses in securities (both realized and               (5.36)        8.78        3.34        (0.97)        3.89
         unrealized)                                                 --------   ---------     -------     --------      -------
    Total from investment operations                                   (5.45)        8.56        3.19        (1.06)        3.85
  Distributions to shareholders from:
    Dividends from net investment income                                   -            -           -            -            -
    Distributions from capital gains                                    3.38            -           -            -            -
                                                                     --------   ---------     -------     --------      -------
    Total dividends and distributions                                   3.38            -           -            -            -
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $15.71       $24.54      $15.98       $12.79       $13.85
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(4)                                                       (23.27%)      53.57%      24.94%       (7.65%)      38.50%
===============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                 $142         $154         $78          $62          $43
-------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
-------------------------------------------------------------------------------------------------------------------------------
    Expenses(5)                                                         1.50%        1.50%       1.49%        1.50%        1.49%
-------------------------------------------------------------------------------------------------------------------------------
    Net investment income(5)                                           (1.04%)      (0.99%)      0.95%)      (0.91%)      (1.16%)
-------------------------------------------------------------------------------------------------------------------------------
    Expenses without waivers, reimbursements and earnings credits(5)    1.64%        1.76%       1.89%        1.83%        2.38%
-------------------------------------------------------------------------------------------------------------------------------
    Net investment income without waivers, reimbursements
      and earnings credits(5)                                          (1.18%)      (1.25%)     (1.35%)      (1.24%)      (2.05%)
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                   22%          87%         92%          68%           7%
-------------------------------------------------------------------------------------------------------------------------------
                                                                                             CLASS B
                                                                   ------------------------------------------------------------
                                                                         Six
                                                                       Months        Year        Year         Year   5/19/97(2)
                                                                      4/30/01       Ended       Ended        Ended      Through
PER SHARE OPERATING PERFORMANCE:                                   unaudited)    10/31/00    10/31/99     10/31/98     10/31/97
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                 $ 23.96       $15.71      $12.67       $13.81       $10.00
-------------------------------------------------------------------------------------------------------------------------------
  Income from investment operations:
    Net gains or losses in securities (both realized and               (0.14)(3)    (0.40)(3)   (0.27)       (0.17)       (0.06)
      unrealized)                                                      (5.22)        8.65        3.31        (0.97)        3.87
    Total from investment operations                                   (5.36)        8.25        3.04        (1.14)        3.81
  Distributions to shareholders from:
    Dividends from net investment income                                3.38            -           -            -            -
    Distributions from capital gains
        Total dividends and distributions                               3.38            -           -            -            -
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $15.22       $23.96      $15.71       $12.67       $13.81
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(4)                                                       (23.48%)      52.51%      23.99%       (8.25%)      38.10%
===============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                  $83         $110         $66          $57          $38
-------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
-------------------------------------------------------------------------------------------------------------------------------
    Expenses(5)                                                         2.14%        2.20%       2.23%        2.24%        2.24%
-------------------------------------------------------------------------------------------------------------------------------
    Net investment income(5)                                           (1.67%)      (1.69%)     (1.69%)      (1.65%)      (1.93%)
-------------------------------------------------------------------------------------------------------------------------------
    Expenses without waivers, reimbursements and earnings credits(5)    2.14%        2.26%       2.39%        2.33%        2.88%
-------------------------------------------------------------------------------------------------------------------------------
    Net investment income without waivers, reimbursements
      and earnings credits(5)                                          (1.67%)      (1.75%)     (1.85%)      (1.74%)      (2.57%)
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                   22%          87%         92%          68%           7%
-------------------------------------------------------------------------------------------------------------------------------

(1) Formerly Chase Vista Small Cap Opportunities Fund
(2) Commencement of operations.
(3) Calculated based upon average shares outstanding.
(4) Total return figures do not include the effect of any front-end or deferred sales load.
(5) Short periods have been annualized.

                                                                                              CLASS C
                                                                        --------------------------------------------------
                                                                                Six
                                                                              Months         Year Ended          1/7/98(2)
                                                                             4/30/01     -------------------      Through
PER SHARE OPERATING PERFORMANCE:                                         (unaudited)     10/31/00    10/31/99    10/31/98
--------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period                                         $ 23.93       $15.69      $12.66     $13.17
--------------------------------------------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income                                                      (0.14)(3)    (0.35)(3)   (0.26)     (0.08)
    Net gains or losses in securities (both realized and unrealized)           (5.22)        8.59        3.29      (0.43)
                                                                             -------       ------      ------     ------
     Total from investment operations                                          (5.36)        8.24        3.03      (0.51)
Distributions to shareholders from:
     Dividends from net investment income                                         --           --          --         --
     Distributions from capital gains                                           3.38           --          --         --
                                                                             -------       ------      ------     ------
     Total dividends and distributions                                          3.38           --          --         --
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                               $ 15.19       $23.93      $15.69     $12.66
--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(4)                                                               (23.51%)      52.52%      23.93%     (3.87%)
=========================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                          $11          $14          $6         $5
--------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
--------------------------------------------------------------------------------------------------------------------------
   Expenses(5)                                                                  2.14%        2.20%       2.23%      2.24%
--------------------------------------------------------------------------------------------------------------------------
   Net investment income(5)                                                    (1.68%)      (1.69%)     (1.69%)    (1.55%)
--------------------------------------------------------------------------------------------------------------------------
   Expenses without waivers, reimbursements and earnings credits(5)             2.14%        2.26%       2.39%      2.29%
--------------------------------------------------------------------------------------------------------------------------
   Net investment income without waivers, reimbursements and
     earnings credits(5)                                                       (1.68%)      (1.75%)     (1.85%)    (1.60%)
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                           22%          87%         92%        68%
--------------------------------------------------------------------------------------------------------------------------

(1) Formerly Chase Vista Small Cap Opportunities Fund.
(2) Commencement of offering class of shares.
(3) Calculated based upon average shares outstanding.
(4) Total return figures do not include the effect of any front-end or deferred sales load.
(5) Short periods have been annualized.

JPMORGAN EQUITY GROWTH FUND(1)

                                                                        CLASS A                          CLASS B         CLASS C
                                               ------------------------------------------------------------------------------------
                                                          Six                                          2/16/01(2)     2/16/01(2)
                                                       Months        Year        Year    8/13/98(2)       Through        Through
                                                      6/30/01       Ended       Ended       Through       6/30/01        6/30/01
PER SHARE OPERATING PERFORMANCE:                  (unaudited)    12/31/00    12/31/99      12/31/98   (unaudited)    (unaudited)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $43.12      $67.85      $52.30        $45.57       $41.84         $41.84
-----------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income                              (0.11)(3)   (0.42)(3)   (0.29)(3)     (0.02)       (0.18)(3)      (0.18)(3)
     Net gains or losses in securities (both            (5.07)     (16.14)      16.75          8.53        (3.81)         (3.84)
       realized and unrealized)
     Total from investment operations                   (5.18)     (16.56)      16.46          8.51        (3.99)         (4.02)
   Less distributions:
     Dividends from net investment income                   -           -           -             -            -              -
     Distributions from capital gains                    2.22        8.17        0.91          1.78         2.22           2.22
     Total dividends and distributions                   2.22        8.17        0.91          1.78         2.22           2.22
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $35.72      $43.12      $67.85        $52.30       $35.63         $35.60
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(4)                                       (11.58%)     (23.85%)     31.54%        18.80%      (11.86%)       (11.87%)
===================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                     $39          $24         $15            $1          $18             $3
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
-----------------------------------------------------------------------------------------------------------------------------------
    Expenses(5)                                         1.25%        1.24%       1.24%         1.25%        1.79%          1.98%
-----------------------------------------------------------------------------------------------------------------------------------
    Net investment income(5)                           (0.59%)      (0.65%)     (0.48%)       (0.19%)      (1.34%)        (1.35%)
-----------------------------------------------------------------------------------------------------------------------------------
    Expenses without waivers, reimbursements            1.52%        1.64%       2.34%         5.88%         2.54          2.04%
      and earnings credits(5)
-----------------------------------------------------------------------------------------------------------------------------------
    Net investment income without waivers,             (0.86%)      (1.05%)     (1.58%)        4.82%        (1.79%)        1.40%
      reimbursements and earnings credits(5)
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   71%(6)       59%(6)      15%(7)        35%(6)        71%(6)        71%(6)
-----------------------------------------------------------------------------------------------------------------------------------

(1) Formerly Chase Equity Growth Fund.
(2) Commencement of offering of class of shares.
(3) Calculated based upon average shares outstanding.
(4) Total return figures do not include the effect of any front-end or deferred sales load.
(5) Short periods have been annualized.
(6) The percentages reflect the portfolio turnover of the Equity Growth Portfolio, of which the Fund invested all of its investable assets.
(7) Portfolio turnover reflects the period January 1, 1999 to August 11, 1999. After August 11, 1999, all the fund's investable assets were invested in EGP (see Note 1), and the portfolio turnover rate is disclosed at the Portfolio level.

JPMORGAN EQUITY INCOME FUND(1)

                                                                     CLASS A                             CLASS B         CLASS C
                                                 ---------------------------------------------------------------------------------
                                                         Six                                           2/16/01(2)      2/16/01(2)
                                                      Months        Year         Year    8/24/98(2)       Through        Through
                                                     6/30/01       Ended        Ended       Through       6/30/01        6/30/01
PER SHARE OPERATING PERFORMANCE:                 (unaudited)    12/31/00     12/31/99      12/31/98   (unaudited)     (unaudited)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $ 35.35      $49.83       $46.23       $ 40.49        $34.41         $34.41
-----------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
   Net investment income                                0.02(3)     0.17(2)      0.20(3)       0.06         (0.05)(3)      (0.05)(3)
   Net gains or losses in securities (both
     realized and unrealized)                          (3.19)      (2.66)        5.63          5.89         (2.24)         (2.24)
   Total from investment operations                    (3.17)      (2.49)        5.83          5.95         (2.29)         (2.29)
Less distributions:
   Dividends from net investment income                 0.03        0.18         0.23          0.07            --             --
   Distributions from capital gains                     0.02       11.81         2.00          0.14          0.02           0.02
   Total dividends and distributions                    0.05       11.99         2.23          0.21          0.02           0.02
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $ 32.13      $35.35       $49.83       $ 46.23        $32.10         $32.10
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(4)                                        (8.96%)     (4.09%)      12.70%        14.70%        (9.14%)        (9.14%)
===================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                 $    34      $    5       $    4       $     1        $   17         $    4
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
-----------------------------------------------------------------------------------------------------------------------------------
    Expenses(5)                                         1.25%       1.25%        1.24%         1.18%         1.75%          1.75%
-----------------------------------------------------------------------------------------------------------------------------------
    Net investment income(5)                            0.28%       0.34%        0.42%         0.57%        (0.22%)        (0.22%)
-----------------------------------------------------------------------------------------------------------------------------------
    Expenses without waivers, reimbursements
    and earnings credits(5)                             1.53%       1.94%        3.33%        37.61%         2.04%          2.04%
-----------------------------------------------------------------------------------------------------------------------------------
    Net investment income without waivers,
      reimbursements and earnings credits(5)            0.00%      (0.35%)      (1.67%)      (35.86%)       (0.51%)        (0.51%)
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    3%         15%          16%            3%            3%             3%
-----------------------------------------------------------------------------------------------------------------------------------

(1) Formerly Chase Equity Income Fund.
(2) Commencement of offering of class of shares.
(3) Calculated based upon average shares outstanding.
(4) Total return figures do not include the effect of any front-end or deferred sales load.
(5) Short periods have been annualized.

JPMORGAN GROWTH AND INCOME FUND(1)

                                                                                      CLASS A
                                                       ---------------------------------------------------------------------
                                                              Six
                                                           Months       Year       Year       Year         Year         Year
                                                         04/30/01      Ended      Ended      Ended        Ended        Ended
PER SHARE OPERATING PERFORMANCE:                      (unaudited)   10/31/00   10/31/99   10/31/98     10/31/97     10/31/96
----------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period                       $40.71     $43.65     $43.24     $46.21       $39.21       $34.96
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                      0.09(2)    0.09(2)    0.18(2)    0.19(2)      0.35(2)      0.60
  Net gains or losses in securities (both realized
    and unrealized)                                         (2.69)      3.31       5.07       3.59        10.18         5.96
  Total from investment operations                          (2.60)      3.40       5.25       3.78        10.53         6.56
  Distributions to shareholders from:
    Dividends from net investment income                     0.10       0.03       0.17       0.19         0.38         0.55
    Distributions from capital gains                         5.70       6.31       4.67       6.56         3.15         1.76
    Total dividends and distributions                        5.80       6.34       4.84       6.75         3.53         2.31
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $32.31     $40.71     $43.65     $43.24       $46.21       $39.21
----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(3)                                             (6.26%)     8.88%     12.82%      9.09%       28.84%       19.60%
============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                    $1,014     $1,131     $1,385     $1,499       $1,497       $1,591
----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
----------------------------------------------------------------------------------------------------------------------------
    Expenses(4)                                              1.30%      1.30%      1.26%      1.25%        1.27%        1.32%
----------------------------------------------------------------------------------------------------------------------------
    Net investment income(4)                                 0.56%      0.23%      0.41%      0.44%        0.82%        1.46%
----------------------------------------------------------------------------------------------------------------------------
    Expenses without waivers and reimbursements(4)           1.30%      1.30%      1.26%      1.25%        1.27%        1.32%
----------------------------------------------------------------------------------------------------------------------------
    Net investment income without waivers and
      reimbursements(4)                                      0.56%      0.23%      0.41%      0.44%        0.82%        1.46%
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover(5)                                          10%        30%       125%       113%          65%          62%
----------------------------------------------------------------------------------------------------------------------------

(1) Formerly Chase Vista Growth and Income Fund.
(2) Calculated based upon average shares outstanding.
(3) Total return figures do not include the effect of any front-end or deferred sales load.
(4) Short periods have been annualized.
(5) The percentages reflect the portfolio turnover of the Growth and Income Portfolio, of which the Fund invested all of its investable assets.

JPMorgan Growth and Income Fund (continued)(1)

                                                                                        CLASS B
                                                   ------------------------------------------------------------------------------
                                                                                                                             Six
                                                      Months           Year          Year         Year          Year        Year
                                                    04/30/01          Ended         Ended        Ended         Ended       Ended
PER SHARE OPERATING PERFORMANCE:                    (unaudited)    10/31/00      10/31/99     10/31/98      10/31/97    10/31/96
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $  40.09       $  43.25      $  42.92     $  45.96      $  39.02    $  34.81
---------------------------------------------------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income                               0.01(2)       (0.11)(2)     (0.04)(2)    (0.02)(2)      0.13(2)     0.37
    Net gains or losses in securities (both            (2.65)          3.26          5.04         3.54         10.13        5.98
      realized and unrealized)
                                                    --------       --------      --------     --------      --------    --------
    Total from investment operations                   (2.64)          3.15          5.00         3.52         10.26        6.35
  Distributions to shareholders from:
    Dividends from net investment income                0.02             --            --           --          0.17        0.38
    Distributions from capital gains                    5.70           6.31          4.67         6.56          3.15        1.76
    Total dividends and distributions                   5.72           6.31          4.67         6.56          3.32        2.14
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $  31.73       $  40.09      $  43.25     $  42.92      $  45.96    $  39.02
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(3)                                        (6.50%)         8.32%        12.29%        8.52%        28.20%      19.02%
=================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)             $    306       $    409      $    528     $    542      $    489    $    370
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
---------------------------------------------------------------------------------------------------------------------------------
    Expenses(4)                                         1.80%          1.80%         1.76%        1.75%         1.77%       1.81%
---------------------------------------------------------------------------------------------------------------------------------
    Net investment income(4)                            0.06%         (0.27%)       (0.09%)      (0.06%)        0.31%       0.95%
---------------------------------------------------------------------------------------------------------------------------------
    Expenses without waivers and reimbursements(4)      1.80%          1.80%         1.76%        1.75%         1.77%       1.81%
---------------------------------------------------------------------------------------------------------------------------------
    Net investment income without waivers and           0.06%         (0.27%)       (0.09%)      (0.06%)        0.31%       0.95%
      reimbursements(4)
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover(5)                                     10%            30%          125%         113%           65%         62%
---------------------------------------------------------------------------------------------------------------------------------

(1) Formerly Chase Vista Growth and Income Fund.
(2) Calculated based upon average shares outstanding.
(3) Total return figures do not include the effect of any front-end or deferred sales load.
(4) Short periods have been annualized.
(5) The percentages reflect the portfolio turnover of the Growth and Income Portfolio, of which the Fund invested all of its investable assets.

JPMORGAN GROWTH AND INCOME FUND (CONTINUED)(1)

                                                                                CLASS C
                                                        ---------------------------------------------------------
                                                                Six
                                                             Months             Year Ended               1/2/98(2)
                                                           04/30/01     ----------------------------     Through
PER SHARE OPERATING PERFORMANCE:                         (unaudited)      10/31/00       10/31/99       10/31/98
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $39.10       $  42.34       $  42.13       $  41.64
-----------------------------------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income                                      0.01(3)       (0.11)(3)      (0.03)(3)      (0.02)(3)
    Net gains or losses in securities (both realized          (2.59)          3.18           4.94           0.68
      and unrealized)

    Total from investment operations                          (2.58)          3.07           4.91           0.66
  Distributions to shareholders from:
    Dividends from net investment income                       0.03             --           0.03           0.09
    Distributions from capital gains                           5.70           6.31           4.67           0.08
    Total dividends and distributions                          5.73           6.31           4.70           0.17
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $30.79       $  39.10       $  42.34       $  42.13
-----------------------------------------------------------------------------------------------------------------
TOTAL RETURN(4)                                               (6.50%)         8.31%         12.29%          1.55%
=================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                      $    9       $      9       $     10       $      5
-----------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
-----------------------------------------------------------------------------------------------------------------
    Expenses(5)                                                1.80%          1.80%          1.76%          1.72%
-----------------------------------------------------------------------------------------------------------------
    Net investment income(5)                                   0.06%         (0.27%)        (0.07%)        (0.05%)
-----------------------------------------------------------------------------------------------------------------
    Expenses without waivers and reimbursements(5)             1.80%          1.80%          1.76%          1.72%
-----------------------------------------------------------------------------------------------------------------
    Net investment income without waivers and
      reimbursements(5)                                        0.06%         (0.27%)        (0.07%)        (0.05%)
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover(6)                                            10%            30%           125%           104%
-----------------------------------------------------------------------------------------------------------------

(1) Formerly Chase Vista Growth and Income Fund.
(2) Commencement of offering class of shares.
(3) Calculated based upon average shares outstanding.
(4) Total return figures do not include the effect of any front-end or deferred sales load.
(5) Short periods have been annualized.
(6) The percentages reflect the portfolio turnover of the Growth and Income Portfolio, of which the Fund invested all of its investable assets.

JPMORGAN SMALL CAP EQUITY FUND(1)



                                                                                         CLASS A
                                                    ---------------------------------------------------------------------------
                                                     Six Months       Year         Year           Year        Year        Year
                                                       04/30/01      Ended        Ended          Ended       Ended       Ended
PER SHARE OPERATING PERFORMANCE:                     (unaudited)   10/31/00     10/31/99      10/31/98    10/31/97    10/31/96
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $  27.89     $  22.77     $  20.40      $  23.57    $  19.19    $  15.07
-------------------------------------------------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income                                (0.08)(2)    (0.20)(2)    (0.13)(2)     (0.11)      (0.05)       0.01
    Net gains or losses in securities
      (both realized and unrealized)                     (2.73)        7.97         2.67         (2.42)       4.72        4.32
                                                      --------     --------     --------      --------    --------    --------
    Total from investment operations                     (2.81)        7.77         2.54         (2.53)       4.67        4.33
  Distributions to shareholders from:
    Dividends from net investment income                    --           --           --            --          --        0.03
    Distributions from capital gains                      3.89         2.65         0.17          0.64        0.29        0.18
    Total dividends and distributions                     3.89         2.65         0.17          0.64        0.29        0.21
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $  21.19     $  27.89     $  22.77      $  20.40    $  23.57    $  19.19
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(3)                                         (10.04%)      37.10%       12.49%       (10.93%)     24.61%      29.06%
===============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)               $     79     $     93     $     98      $    133    $    174    $    145
-------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
-------------------------------------------------------------------------------------------------------------------------------
    Expenses(4)                                           1.39%        1.44%        1.40%         1.38%       1.45%       1.50%
-------------------------------------------------------------------------------------------------------------------------------
    Net investment income(4)                             (0.76%)      (0.77%)      (0.59%)       (0.43%)     (0.23%)      0.03%
-------------------------------------------------------------------------------------------------------------------------------
    Expenses without waivers, reimbursements              1.39%        1.44%        1.40%         1.38%       1.45%       1.52%
      and earnings credits(4)
-------------------------------------------------------------------------------------------------------------------------------
    Net investment income without waivers,               (0.76%)      (0.77%)      (0.59%)       (0.43%)     (0.23%)      0.01%
      reimbursements and earnings credits(4)
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     23%          75%          92%           74%         55%         78%
-------------------------------------------------------------------------------------------------------------------------------

(1) Formerly Chase Vista Small Cap Equity Fund.
(2) Calculated based upon average shares outstanding.
(3) Total return figures do not include the effect of any front-end or deferred sales load.
(4) Short periods have been annualized.

JPMORGAN SMALL CAP EQUITY FUND (CONTINUED)(1)

                                                                                  CLASS B
                                                  --------------------------------------------------------------------------------
                                                   Six Months          Year           Year        Year          Year          Year
                                                     04/30/01         Ended          Ended       Ended         Ended         Ended
PER SHARE OPERATING PERFORMANCE:                   (unaudited)     10/31/00       10/31/99    10/31/98      10/31/97      10/31/96
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $26.73       $22.06        $19.91       $23.19        $19.00        $15.01
----------------------------------------------------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income                               (0.16)(2)    (0.37)(2)     (0.28)(2)    (0.31)        (0.27)        (0.08)
    Net gain or losses in securities (both              (2.64)        7.69          2.60        (2.33)         4.75          4.25
      realized and unrealized)
                                                       ------       ------        ------       ------        ------        ------
    Total from investment operations                    (2.80)        7.32          2.32        (2.64)         4.48          4.17
  Distributions to shareholders from:
    Dividends from net investment income                   --           --            --           --            --            --
    Distributions from capital gains                     3.89         2.65          0.17         0.64          0.29          0.18
                                                       ------       ------        ------       ------        ------        ------
    Total dividends and distributions                    3.89         2.65          0.17         0.64          0.29          0.18
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $20.04       $26.73        $22.06       $19.91        $23.19        $19.00
----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                        (10.49%)      36.17%        11.69%      (11.60%)       23.84%        28.04%
==================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                   $47          $57           $57          $80          $100           $73
----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
----------------------------------------------------------------------------------------------------------------------------------
    Expenses4                                            2.13%        2.17%         2.12%        2.10%         2.16%         2.22%
----------------------------------------------------------------------------------------------------------------------------------
    Net investment income(4)                            (1.50%)      (1.50%)       (1.31%)      (1.15%)       (0.94%)       (0.68%)
----------------------------------------------------------------------------------------------------------------------------------
    Expenses without waivers, reimbursements             2.13%        2.17%         2.12%        2.10%         2.16%         2.25%
      and earnings credits(4)
----------------------------------------------------------------------------------------------------------------------------------
    Net investment income without waivers,              (1.50%)      (1.50%)       (1.31%)      (1.15%)       (0.94%)       (0.71%)
      reimbursements and earnings credits(4)
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    23%          75%           92%          74%           55%           78%
----------------------------------------------------------------------------------------------------------------------------------

(1) Formerly Chase Vista Small Cap Equity Fund.
(2) Calculated based upon average shares outstanding.
(3) Total return figures do not include the effect of any front-end or deferred sales load.
(4) Short periods have been annualized.

                      This page intentionally left blank.

HOW TO REACH US

MORE INFORMATION

For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. This means, by law, it's considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-348-4782 or writing to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

If you buy your shares through an institution, you should contact that institution directly for more information. You can also find information online at www.jpmorganfunds.com on the internet.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They'll charge you a copying fee for this service. You can also visit the Public Reference Section and copy the documents while you're there.

PUBLIC REFERENCE SECTION OF THE SEC
WASHINGTON, DC 20549-0102
1-202-942-8090
EMAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds is also available on the SEC's website at http://www.sec.gov.

The Investment Company Act File Nos. for each Fund are:

JPMorgan Balanced Fund             811-5526
JPMorgan Capital Growth Fund       811-5151
JPMorgan Core Equity Fund          811-5526
JPMorgan Disciplined Equity Fund   811-7342
JPMorgan Dynamic Small Cap Fund    811-5151
JPMorgan Equity Growth Fund        811-5526
JPMorgan Equity Income Fund        811-5526
JPMorgan Growth and Income Fund    811-5151
JPMorgan Mid Cap Value Fund        811-08189
JPMorgan Small Cap Equity Fund     811-5151
JPMorgan Small Cap Growth Fund     811-08189
JPMorgan U S  Equity Fund          811-7342

                        JPMorgan Funds Fulfillment Center
                                393 Manley Street
                         West Bridgewater, MA 02379-1039


        (C) 2001 JPMorgan Chase & Co. All Rights Reserved. September 2001


                                                                    PR-EQABC-901

PROSPECTUS SEPTEMBER 7, 2001 .

JPMORGAN U.S. EQUITY FUNDS
SELECT SHARES

BALANCED FUND

CAPITAL GROWTH FUND

CORE EQUITY FUND

DISCIPLINED EQUITY FUND

DIVERSIFIED FUND

DYNAMIC SMALL CAP FUND

EQUITY GROWTH FUND

EQUITY INCOME FUND

GROWTH AND INCOME FUND

MID CAP VALUE FUND

SMALL CAP EQUITY FUND

SMALL CAP GROWTH FUND

U.S. EQUITY FUND

U.S. SMALL COMPANY FUND

U.S. SMALL COMPANY OPPORTUNITIES FUND

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

CONTENTS
Balanced Fund                                       1

Capital Growth Fund                                 6

Core Equity Fund                                   10

Disciplined Equity Fund                            14

Diversified Fund                                   18

Dynamic Small Cap Fund                             23

Equity Growth Fund                                 27

Equity Income Fund                                 31

Growth and Income Fund                             35

Mid Cap Value Fund                                 40

Small Cap Equity Fund                              45

Small Cap Growth Fund                              50

U.S. Equity Fund                                   55

U.S. Small Company Fund                            59

U.S. Small Company Opportunities Fund              63

The Funds' Management and Administration           67

How Your Account Works                             71

   Buying Fund Shares                              71

   Selling Fund Shares                             72

   Exchanging Fund Shares                          72

   Other Information Concerning the Funds          73

   Distributions and Taxes                         73

What the Terms Mean                                75

Risk and Reward Elements                           76

Financial Highlights                               78

How To Reach Us                            Back cover

JPMORGAN BALANCED FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks,please see pages 76-77.

THE FUND'S OBJECTIVE
The Fund seeks to provide a balance of current income and growth of capital.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund seeks a balance of current income and growth by using the following strategies:

- an active equity management style which focuses on strong earnings momentum and profitability within the universe of S&P 500 equity securities.

- an active fixed-income management style that focuses primarily on domestic fixed-income securities.

J.P.Morgan Fleming Asset Management (USA) Inc. (JPMFAM (USA)), the Fund's adviser, may adjust the portion of the Fund's assets that are invested in equity and fixed-income securities depending on its analysis of general market and economic conditions and trends, yields, interest rates and changes in monetary policies.

The Fund seeks growth of capital by normally investing 35% to 70% of its total assets in equity securities. The Fund invests primarily in companies with one or more of the following characteristics:

- projected rate of earnings growth that's equal to or greater than the equity markets in general

- return on assets and equity that's equal to or greater than the equity markets in general

- market capitalization equal to those within the universe of S&P 500 Index stocks at the time of purchase.

Market capitalization is the total market value of a company's shares. Equity securities include common stocks, preferred stocks, convertible securities and foreign securities which may take the form of depositary receipts.

The Fund seeks current income by normally investing at least 25% of its total assets in U.S. government securities and other fixed-income securities, including mortgage-backed securities. The Fund invests in fixed-income securities only if they are rated as investment grade or the adviser considers them to be comparable to investment grade.

The Fund may invest in floating rate securities, whose interest rate adjusts automatically whenever a specified interest rate changes, and in variable rate securities, whose interest rates are changed periodically.

The Fund may also invest in mortgage-related securities, collateralized mortgage obligations and real estate investment trusts. The Fund may also enter into "dollar rolls."

The Fund may invest any portion of its assets that aren't in stocks or fixed-income securities in high-quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS
In managing the Fund, the adviser will focus on companies with strong earnings growth and high profitability levels. The Fund will also examine industry and company specific characteristics. The Fund's equity portion will emphasize growth sectors of the economy.

There is no restriction on the maturity of the Fund's debt portfolio or on any individual security in the portfolio. The Fund's adviser will adjust the maturity based on its outlook for the economy.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities, asset sectors or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock and bond markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may invest in mid-capitalization companies. The securities of mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Mid-capitalization companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

Investments in foreign securities may be riskier than investments in the United States. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

The value of the Fund's fixed-income securities tends to fall when prevailing interest rates rise. Such a drop could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. That's because long-term debt securities are more sensitive to interest rate changes than other fixed-income securities.

The Fund's performance will also depend on the credit quality of its investments. Securities that are rated Baa3 by Moody's Investors Service, Inc. or BBB-by Standard & Poor's Corporation may have fewer protective provisions and are generally more risky than higher-rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

The Fund's mortgage-related investments involve risk of losses due to prepayments that occur earlier or later than expected, like any bond, due to default.

Because the interest rate changes on floating and variable rate securities, the Fund's yield may decline and it may lose the opportunity for capital appreciation when interest rates decline.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

     WHO MAY WANT TO INVEST
     THE FUND IS DESIGNED FOR INVESTORS WHO:
     - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
     - WANT TO ADD AN INVESTMENT WITH GROWTH AND INCOME POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

     - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS

     - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
     - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows how the performance of the Fund's Select Class Shares (formerly Institutional Class Shares prior to the date of this prospectus) have varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual returns over the past one year, five years and ten years. It compares that performance to the S&P 500 Index, Lehman Aggregate Bond Index and Lehman Gov't/Credit Index, widely recognized market benchmarks, and the Lipper Balanced Funds Index. In the past, the Fund has compared its performance to the Lehman Gov't/Credit Index, but in the future, the Fund intends to compare its performance to the Lehman Aggregate Bond Index instead. It is believed that the new benchmark is more appropriate since it more accurately reflects the Fund's investment strategy.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -4.98%.

YEAR-BY-YEAR RETURNS
[CHART]

1991                                     24.16%
1992                                      5.32%
1993                                      6.01%
1994                                     -2.27%
1995                                     23.83%
1996                                     11.31%
1997                                     23.67%
1998                                     25.25%
1999                                     14.23%
2000                                     -2.55%

---------------------------------------------------
BEST QUARTER                             13.34%
---------------------------------------------------
                               4th quarter.1998
---------------------------------------------------
WORST QUARTER                            -4.84%
---------------------------------------------------
                               4th quarter.1998

AVERAGE ANNUAL TOTAL RETURN (%)

Shows performance over time, for the period ended December 31, 2000

                                              PAST 1 YR.    PAST 5 YRS.   PAST 10 YRS.
---------------------------------------------------------------------------------------
SELECT CLASS SHARES                             -2.55         13.91          12.40
---------------------------------------------------------------------------------------
S&P 500 INDEX (NO EXPENSES)                     -9.10         18.33          17.44
---------------------------------------------------------------------------------------
LEHMAN GOV'T/CREDIT INDEX (NO EXPENSES)         11.85          6.24           8.00
---------------------------------------------------------------------------------------
LEHMAN AGGREGATE BOND INDEX (NO EXPENSES)       11.63          6.46           7.96
---------------------------------------------------------------------------------------
LIPPER BALANCED FUNDS INDEX (NO EXPENSES)        2.39         11.80          12.45
---------------------------------------------------------------------------------------

(1) THE FUND'S FISCAL YEAR END IS 12/31.

INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses for the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%)(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

MANAGEMENT FEES                                               0.50
DISTRIBUTION (RULE 12b-1) FEES                                NONE
SHAREHOLDER SERVICE FEES                                      0.25
OTHER EXPENSES                                                0.31
-------------------------------------------------------------------
TOTAL OPERATING EXPENSES                                      1.06
FEE WAIVER AND EXPENSE REIMBURSEMENT                         (0.06)
-------------------------------------------------------------------
NET EXPENSES                                                  1.00
-------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED DURING THE MOST RECENT FISCAL YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
    PLAN) EXCEED 1.00% OF ITS AVERAGE DAILY NET ASSETS UNTIL 9/7/02.

EXAMPLE The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses for one year and total operating expenses thereafter.

The example is for comparison only; the actual return for the Select Class Shares and your actual costs may be higher or lower.

                                     1 YR.       3 YRS.       5 YRS.      10 YRS.
---------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)         102         331          579         1,289
---------------------------------------------------------------------------------

JPMORGAN CAPITAL GROWTH FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 76 -
77.

THE FUND'S OBJECTIVE

The Fund seeks capital growth over the long term.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal market conditions, the Fund invests at least 80% of its total assets in a broad portfolio of common stocks of companies with market capitalizations equal to those within the universe of S&P Mid Cap 400 Index stocks at the time of purchase. Market capitalization is the total market value of a company's shares.

The Fund may invest in other equity securities which include preferred stocks, convertible securities and foreign securities which may take the form of depositary receipts.

Although the Fund intends to invest primarily in equity securities, under normal market conditions, it may also invest in high quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

     BEFORE YOU INVEST
     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
     - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
     - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING
     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

JPMFAM (USA), the Fund's adviser, applies an active equity management style focused on investing in mid-sized companies. The Fund focuses on companies with high-quality management, with a leading or dominant position in a major product line, new or innovative products and services or processes, a strong financial position and a relatively high rate of return of invested capital so that they can finance future growth without having to borrow extensively from outside sources. The adviser uses a disciplined stock selection process which focuses on identifying attractively valued companies with positive business fundamentals.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may not achieve its objective if securities do not appreciate as much as the adviser anticipates or if companies which the adviser believes will experience earnings growth do not grow as expected.

The securities of mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

Investments in foreign securities may be riskier than investments in U.S. securities. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This makes the value of the Fund's shares more sensitive to the economic problems of those issuing the securities.

     WHO MAY WANT TO INVEST
     THE FUND IS DESIGNED FOR INVESTORS WHO:
     - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
     - WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

     - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS

     - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
     - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows how the performance of the Fund's Select Class Shares (formerly Institutional Class Shares prior to the date of this prospectus) has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual returns over the past one year, five years and ten years. It compares that performance to the S&P MidCap 400 Index, a widely recognized market benchmark, and the Lipper Mid-Cap Core Funds Index.

The performance for the period before Select Class Shares were launched on 1/24/96 is based on the performance of Class A Shares of the Fund.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -2.82%.

YEAR-BY-YEAR RETURNS(1)
[CHART]

1991                                     70.74%
1992                                     12.95%
1993                                     20.17%
1994                                     -1.31%
1995                                     22.24%
1996                                     24.64%
1997                                     23.88%
1998                                      5.93%
1999                                     13.23%
2000                                     14.60%

-----------------------------------------------
BEST QUARTER                             26.78%
-----------------------------------------------
                             1st quarter, 1991
-----------------------------------------------
WORST QUARTER                           -19.49%
-----------------------------------------------
                             3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURN (%)

Shows performance over time, for periods ended December 31, 2000

                                       PAST 1 YR.   PAST 5 YRS.   PAST 10 YRS.
--------------------------------------------------------------------------------
SELECT CLASS SHARES                    14.60        16.23        19.49
--------------------------------------------------------------------------------
S&P MIDCAP 400 INDEX (NO EXPENSES)     17.50        20.41        19.86
--------------------------------------------------------------------------------
LIPPER MID-CAP CORE FUNDS
INDEX (NO EXPENSES)                     6.26        16.17        17.94
--------------------------------------------------------------------------------

(1) THE FUND'S FISCAL YEAR END IS 10/31.

INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses for the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%)(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

MANAGEMENT FEES                                                     0.40
DISTRIBUTION (RULE 12b-1) FEES                                      NONE
SHAREHOLDER SERVICE FEES                                            0.25
OTHER EXPENSES                                                      0.41
-------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                                            1.06
FEE WAIVER AND EXPENSE REIMBURSEMENT                               (0.13)
-------------------------------------------------------------------------
NET EXPENSES                                                        0.93
-------------------------------------------------------------------------

EXAMPLE The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses for one year and total operating expenses thereafter.

The example is for comparison only; the actual return for the Select Class Shares and your actual costs may be higher or lower.

                                 1 YR.       3 YRS.       5 YRS.     10 YRS.
----------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)     95          324          572        1,282
----------------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 0.93% OF ITS AVERAGE DAILY NET ASSETS UNTIL 9/7/02.

JPMORGAN CORE EQUITY FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 76-77.

THE FUND'S OBJECTIVE
The Fund seeks to maximize total investment return with an emphasis on long-term capital appreciation and current income while taking reasonable risk.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund uses an active equity management style which focuses on strong earnings momentum and profitability within the universe of S&P 500 stocks. The Fund normally invests at least 70% of its total assets in equity securities. Equity securities may include common stocks, convertible securities, preferred stocks and depositary receipts.

The Fund intends to invest primarily in equity securities, it may also invest in investment-grade debt securities, high-quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

     BEFORE YOU INVEST
     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
     - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
     - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING
     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS
The Fund seeks capital appreciation by emphasizing companies with a superior record of earnings growth relative to the equity markets in general or a projected rate of earnings growth that's greater than or equal to the equity markets.

In managing the Fund, the adviser J.P.Morgan Fleming Asset Management (USA) Inc., JPMFAM(USA), seeks to earn current income and manage risk by focusing on larger companies with a stable record of earnings growth. In addition, it diversifies its portfolio across all sectors of the S&P 500. The Fund also emphasizes companies with return on assets and return on equity equal to or greater than the equity markets.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Investments in foreign securities may be riskier than investments in the United States. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

The value of the Fund's fixed-income securities tends to fall when prevailing interest rates rise. Such a drop could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. That's because long-term debt securities are more sensitive to interest rate changes than other fixed-income securities.

Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

     WHO MAY WANT TO INVEST
     THE FUND IS DESIGNED FOR INVESTORS WHO:
     - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
     - WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

     - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS

     - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
     - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows how the performance of the Fund's Select Class Shares (formerly Institutional Class Shares prior to the date of this prospectus) has varied from year to year over the past seven calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual returns over the past one year, five years and life of the Fund. It compares that performance to the S&P 500 Index, a widely recognized market benchmark, and the Lipper Large-Cap Core Funds Index.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -10.34%.

YEAR-BY-YEAR RETURNS (1),(2)
[CHART]

1994                               -4.03%
1995                               25.53%
1996                               22.54%
1997                               33.33%
1998                               30.95%
1999                               23.89%
2000                              -11.99%

-----------------------------------------
BEST QUARTER                       22.97%
-----------------------------------------
                        4th quarter, 1998
-----------------------------------------
WORST QUARTER                     -11.00%
-----------------------------------------
                        4th quarter, 2000

AVERAGE ANNUAL TOTAL RETURN (%)
Shows performance over time, for periods ended December 31, 2000(1)

                                                                      LIFE
                                          PAST 1 YR.   PAST 5 YRS.    OF FUND
-----------------------------------------------------------------------------
SELECT CLASS SHARES                         -11.99      18.46          15.39
-----------------------------------------------------------------------------
S&P 500 INDEX (NO EXPENSES)                  -9.10      18.33          17.11
-----------------------------------------------------------------------------
LIPPER LARGE-CAP CORE FUNDS INDEX
(NO EXPENSES)                                -7.37      16.79          15.34
-----------------------------------------------------------------------------

(1)  THE FUND COMMENCED OPERATIONS ON 4/1/93.
(2)  THE FUND'S FISCAL YEAR END IS 12/31.

INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses for the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

MANAGEMENT FEES                                                0.50
DISTRIBUTION (RULE 12B-1) FEES                                 NONE
SHAREHOLDER SERVICE FEES                                       0.25
OTHER EXPENSES                                                 0.30
--------------------------------------------------------------------
TOTAL OPERATING EXPENSES                                       1.05
FEE WAIVER AND EXPENSE REIMBURSEMENT                          (0.05)
--------------------------------------------------------------------
NET EXPENSES                                                   1.00
--------------------------------------------------------------------

EXPENSE EXAMPLE The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses for one year and total operating expenses thereafter.

The example is for comparison only; the actual return of the Select Class Shares and your actual costs may be higher or lower.

                                       1 YR.       3 YRS.     5 YRS.     10 YRS.
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)           102          329        575        1,278
--------------------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED DURING THE MOST RECENT FISCAL YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
    PLAN) EXCEED 1.00% OF ITS AVERAGE DAILY NET ASSETS UNTIL 9/7/02.

JP MORGAN DISCIPLINED EQUITY FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 76 -
77.

THE FUND'S OBJECTIVE

The Fund seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard & Poor's 500 Index (S&P 500).

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests primarily in large and medium-capitalization U.S. companies. Industry by industry, the Fund's weightings are similar to those of the S&P 500. The Fund does not look to overweight or underweight industries relative to the S&P 500.

Within each industry, the Fund modestly overweights equity securities that it considers undervalued or fairly valued while modestly underweighting or not holding equity securities that appear overvalued.

By owning a large number of equity securities within the S&P 500, with an emphasis on those that appear undervalued or fairly valued, and by tracking the industry weightings of that index, the Fund seeks returns that modestly exceed those of the S&P 500 over the long term with virtually the same level of volatility.

The Fund may invest any portion of its assets that isn't in equity securities or fixed-income securities in high-quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various investments and for risk management.

Equity securities may include common stocks, preferred stocks, convertible securities and depositary receipts.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

     BEFORE YOU INVEST
     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
     - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
     - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING
     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS
In managing the Fund, J.P. Morgan Investment Management, Inc. (JPMIM), the adviser, employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

The Fund buys and sells stocks according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys stocks that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the adviser often considers a number of other criteria:

- catalysts that could trigger a rise in a stock's price

- high potential reward compared to potential risk

- temporary mispricings caused by market overreactions

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met. The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may invest in mid-capitalization companies. The securities of mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments.

     WHO MAY WANT TO INVEST
     THE FUND IS DESIGNED FOR INVESTORS WHO:
     - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
     - WANT TO ADD AN INVESTMENT WITH POTENTIAL FOR HIGHER RISK AND RETURN TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

     - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS

     - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
     - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. Prior to the date of this prospectus, the Fund had only one class of shares, and operated in a master-feeder structure. As of the date of this prospectus, the Fund's existing share class will be re-named "Institutional" and Select Class Shares will be introduced. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past three calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and the life of the Fund. It compares that performance to the S&P 500 Index, a widely recognized market benchmark. During this period, the actual returns of Select Class Shares would have been lower than shown because Select Class Shares have higher expenses than Institutional Class Shares.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -5.43%.

YEAR-BY-YEAR RETURNS (1),(2),(3)

[CHART]

1998                                    32.35%
1999                                    18.32%
2000                                   -10.87%

----------------------------------------------
BEST QUARTER                            22.85%
----------------------------------------------
                             4th quarter, 1998
----------------------------------------------
WORST QUARTER                           -9.91%
----------------------------------------------
                             3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURN (%)
Shows performance over time, for periods ended December 31, 2000(1)

                                         PAST 1 YR.           LIFE OF FUND
--------------------------------------------------------------------------
SELECT CLASS SHARES(3)                   -10.87               15.45
--------------------------------------------------------------------------
S&P 500 INDEX (NO EXPENSES)               -9.10               15.79
--------------------------------------------------------------------------

(1) THE FUND COMMENCED OPERATIONS ON 1/3/97 AND RETURNS REFLECT PERFORMANCE FROM 1/31/97.
(2) THE FUND'S FISCAL YEAR END IS 5/31.
(3) THE PERFORMANCE SHOWN ABOVE IS FOR INSTITUTIONAL CLASS SHARES, WHICH ARE NOT OFFERED IN THIS PROSPECTUS. THE SELECT AND INSTITUTIONAL CLASS SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES, HOWEVER, THE PERFORMANCE FOR SELECT CLASS SHARES WOULD BE LOWER BECAUSE SELECT CLASS SHARES HAVE HIGHER EXPENSES THAN INSTITUTIONAL CLASS SHARES.

ESTIMATED INVESTOR EXPENSES FOR SELECT CLASS SHARES
The estimated expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

MANAGEMENT FEES                                                           0.35
DISTRIBUTION (RULE 12b-1) FEES                                            NONE
SHAREHOLDER SERVICE FEES                                                  0.25
OTHER EXPENSES                                                            0.24
-------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                                                  0.84
FEE WAIVER AND EXPENSE REIMBURSEMENT                                     (0.09)
-------------------------------------------------------------------------------
NET EXPENSES(2)                                                           0.75
-------------------------------------------------------------------------------

(1)"OTHER EXPENSES" ARE BASED ON ESTIMATED EXPENSES FOR THE CURRENT FISCAL YEAR.
(2)REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTY TRUST COMPANY OF NEW YORK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
   PLAN) EXCEED 0.75% OF ITS AVERAGE DAILY NET ASSETS UNTIL 9/7/04. THE TOTAL ANNUAL OPERATING EXPENSES ARE NOT EXPECTED TO EXCEED 0.73% FOR SELECT CLASS SHARES DUE TO CONTRACTUAL CAPS ON OTHER CLASSES OF SHARES WHICH REQUIRE FUND LEVEL SUBSIDIES. THIS ARRANGEMENT MAY END WHEN THESE FUND LEVEL SUBSIDIES
   ARE NO LONGER REQUIRED.

EXAMPLE The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:
- $10,000 initial investment,

- 5% return each year, and

- net expenses for three years and total operating expenses thereafter.

The example is for comparison only; the actual return of the Select Class Shares and your actual costs may be higher or lower.

                                     1 YR.      3 YRS.      5 YRS.     10 YRS.
------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)         77         240         438        1,011
------------------------------------------------------------------------------

JP MORGAN DIVERSIFIED FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 76 -
77.

THE FUND'S OBJECTIVE
The Fund seeks to provide a high total return from a diversified portfolio of stocks and bonds.

THE FUND'S MAIN INVESTMENT STRATEGY

Drawing on a variety of analytical tools, the adviser, allocates assets among various types of stock and bond investments, based on the following model allocation:

- 52% medium- and large-cap U.S. stocks

- 35% U.S. and foreign bonds

- 10% foreign stocks

- 3% small-cap U.S. stocks

The adviser may periodically increase or decrease the Fund's actual asset allocation according to the relative attractiveness of each asset class.

Within this asset allocation framework, the adviser selects the Fund's securities. With the stock portion of the portfolio, the Fund keeps its industry sector weightings in line with the markets in which it invests, while actively seeking the most attractive stocks within each sector. In choosing individual stocks, the adviser ranks them according to their relative value using a proprietary model that incorporates research from the adviser's worldwide network of analysts. Foreign stocks are chosen using a similar process, while also monitoring country allocation and currency exposure.

With the bond portion of the portfolio, the adviser uses fundamental, economic, and capital markets research to select securities. The team actively manages the mix of U.S. and foreign bonds while typically keeping duration -- a common measurement of sensitivity to interest rate movements -- within one year of the average for the U.S. investment-grade bond universe (currently about 5 years).

The Fund may also invest up to 25% of its assets in high-yield, non-investment grade securities rated BB.

The Fund may invest in other equity securities, which include preferred stocks, convertible securities and foreign securities which may take the form of depositary receipts.

The Fund may invest in floating rate securities, whose interest rate adjusts automatically whenever a specified interest rate changes.

The Fund may invest any portion of its assets that aren't in stocks or fixed-income securities in high-quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

     BEFORE YOU INVEST
     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
     - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
     - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING
     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the equity portion of the Fund J.P.Morgan Investment Management Inc. (JPMIM), the adviser, employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

The Fund buys and sells stocks according to its own policies, using the research and valuation rankings as a basis. In general, the Fund's adviser buys stocks that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the Fund's adviser often considers a number of other criteria:

- catalysts that could trigger a rise in a stock's price

- high potential reward compared to potential risk

- temporary mispricings caused by market overreactions

In managing the fixed income portion of the Fund, the adviser also employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

The sector allocation team meets monthly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by under-weighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's goal and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

     INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities, asset sectors or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock and bond markets as well as the performance of the companies selected for the Fund's portfolio.

Over the long term, investors can anticipate that the Fund's total return and volatility should exceed those of bonds but remain less than those of medium- and large-capitalization domestic stocks.

Investments in foreign securities may be riskier than investments in U.S. securities. Foreign securities may be affected by political, social, and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

The Fund may invest in mid- and small-capitalization companies. The securities of these companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. These companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

To the extent that the Fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position.

The value of the Fund's fixed-income securities tends to fall when prevailing interest rates rise. Such a drop could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. That's because long-term debt securities are more sensitive to interest rate changes than other fixed-income securities.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments.

     WHO MAY WANT TO INVEST
     THE FUND IS DESIGNED FOR INVESTORS WHO:
     - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
     - WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

     - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS

     - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
     - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. Prior to the date of this prospectus, the Fund had only one class of shares, and operated in a master-feeder structure. As of the date of this prospectus, the Fund's existing share class will be re-named "Institutional" and Select Class Shares will be introduced. The bar chart shows how the performance of the Fund's shares has varied from year to year for the past seven calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and the life of the Fund. It compares that performance to the Fund Benchmark and the S&P 500 Index. The Fund Benchmark is a composite benchmark of unmanaged indices that corresponds to the Fund's model allocation and that consists of the S&P 500 (52%), Russell 2000 (3%), Salomon Smith Barney Broad Investment Grade Bond (35%), and MSCI EAFE (10%) indices. During this period, the actual returns of Select Shares would have been lower than shown because Select Class Shares have higher expenses than Institutional Class Shares.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -2.91%.

YEAR-BY-YEAR RETURNS(1),(2),(3)

[CHART]

1994                                        0.93%
1995                                       26.84%
1996                                       13.68%
1997                                       18.89%
1998                                       18.60%
1999                                       14.23%
2000                                       -3.97%

-------------------------------------------------
BEST QUARTER                               13.48%
-------------------------------------------------
                                4th quarter, 1998
-------------------------------------------------
WORST QUARTER                              -6.13%
-------------------------------------------------
                                3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURN (%)
Shows performance over time, for periods ended December 31, 2000(1)

                                             PAST 1 YR.    PAST 5 YRS.     LIFE OF FUND
---------------------------------------------------------------------------------------
SELECT CLASS SHARES(3)                         -3.97          11.95          12.11
---------------------------------------------------------------------------------------
FUND BENCHMARK (NO EXPENSES)                   -2.30          13.06          12.87
---------------------------------------------------------------------------------------
S&P 500 INDEX (NO EXPENSES)                    -9.10          18.33          17.94
---------------------------------------------------------------------------------------

(1) THE FUND COMMENCED OPERATIONS ON 9/10/93 AND RETURNS REFLECT PERFORMANCE, FROM 9/30/93.
(2) THE FUND'S FISCAL YEAR END IS 6/30.
(3) THE PERFORMANCE SHOWN ABOVE IS FOR INSTITUTIONAL CLASS SHARES, WHICH ARE NOT OFFERED IN THIS PROSPECTUS. THE SELECT AND INSTITUTIONAL CLASS SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES, HOWEVER, THE PERFORMANCE FOR SELECT CLASS SHARES WOULD BE LOWER BECAUSE SELECT CLASS SHARES HAVE HIGHER EXPENSES THAN INSTITUTIONAL CLASS SHARES.

ESTIMATED INVESTOR EXPENSES FOR SELECT CLASS SHARES
The estimated expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

MANAGEMENT FEES                                                     0.55
DISTRIBUTION (RULE 12b-1) FEES                                      NONE
SHAREHOLDER SERVICE FEES                                            0.25
OTHER EXPENSES                                                      0.26
-------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                                            1.06
FEE WAIVER AND EXPENSE REIMBURSEMENT                               (0.08)
-------------------------------------------------------------------------
NET EXPENSES                                                        0.98
-------------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE BASED ON ESTIMATED EXPENSES FOR THE CURRENT FISCAL
    YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTY TRUST COMPANY OF NEW YORK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
    PLAN) EXCEED 0.98% OF ITS AVERAGE DAILY NET ASSETS UNTIL 9/7/04. THE TOTAL ANNUAL OPERATING EXPENSES ARE NOT EXPECTED TO EXCEED 0.91% FOR SELECT CLASS SHARES DUE TO CONTRACTUAL CAPS ON OTHER CLASSES OF SHARES WHICH REQUIRE FUND LEVEL SUBSIDIES. THIS ARRANGEMENT MAY END WHEN THESE FUND LEVEL SUBSIDIES ARE NO LONGER REQUIRED.

EXAMPLE The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses for three years and total operating expenses thereafter.

The example is for comparison only; the actual return of the Select Class Shares and your actual costs may be higher or lower.

                                        1 YR.      3 YRS.      5 YRS.       10 YRS.
-----------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)            100         312          560        1,271
-----------------------------------------------------------------------------------

JPMORGAN DYNAMIC SMALL CAP FUND

RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's main risks, please see pages 76 -
77.

THE FUND'S OBJECTIVE
The Fund seeks capital growth over the long term.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal market conditions, the Fund invests at least 80% of its total assets in equity securities and at least 65% of its total assets in equity securities of small cap companies. Small cap companies are companies with market capitalizations equal to those within the universe of S&P Small Cap 600/BARRA Growth Index stocks. Market capitalization is the total market value of a company's shares.

The Fund may invest in other equity securities which include preferred stocks, convertible securities and foreign securities which may take the form of depositary receipts.

Although the Fund intends to invest primarily in equity securities, under normal market conditions, it may also invest in high-quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

     BEFORE YOU INVEST
     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
     - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
     - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING
     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, the adviser, J.P.Morgan Fleming Asset Management (USA) Inc. (JPMFAM (USA)), applies an active equity management style focused on investing in small sized companies with strong earnings prospects that are increasing their market share. The Fund emphasizes companies with accelerating revenue growth, sustainable earnings trends, a strong management team and attractive profitability characteristics such as dominant market share, proprietary technology, new product cycle, barriers to entry and modest financial leverage.

In determining whether to sell a stock, the adviser will use the same type of analysis that it uses in buying a stock in order to determine if the stock is still an attractive investment opportunity.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the assets in this Fund are invested mostly in smaller companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That's because smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of the securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

Investments in foreign securities may be riskier than investments in the United States. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

     WHO MAY WANT TO INVEST

     THE FUND IS DESIGNED FOR INVESTORS WHO:
     - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
     - WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

     - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS

     - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
     - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows how the performance of the Fund's Select Class Shares (formerly Institutional Class Shares prior to the date of this prospectus) has varied from year to year for the past three calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual returns over the past one year and the life of the Fund. It compares that performance to the S&P Small Cap 600/BARRA Growth Index, a widely recognized market benchmark, and the Lipper Small-Cap Growth Funds Index.

The performance for the period before the Select Class Shares were launched on 4/5/99 is based on the performance of Class A Shares of the Fund.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -9.53%.

YEAR-BY-YEAR RETURNS (1),(2)

[CHART]

1998                                  13.46%
1999                                  30.19%
2000                                  11.91%

-------------------------------------------------
BEST QUARTER                               24.06%
-------------------------------------------------
                               4th quarter, 1999
-------------------------------------------------
WORST QUARTER                             -18.98%
-------------------------------------------------
                               3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURN (%)
Shows performance over time, for periods ended December 31, 2000(1)

                                                    PAST 1 YR.  LIFE OF FUND
----------------------------------------------------------------------------
SELECT CLASS SHARES                                 11.91       24.50
----------------------------------------------------------------------------
S&P SMALLCAP 600/BARRA GROWTH INDEX (NO EXPENSES)    0.57       11.87
----------------------------------------------------------------------------
LIPPER SMALL-CAP GROWTH FUNDS INDEX (NO EXPENSES)   -8.25       15.85
----------------------------------------------------------------------------

(1) THE FUND COMMENCED OPERATIONS ON 1/1/98.

(2) THE FUND'S FISCAL YEAR END IS 10/31.

INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses for the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

MANAGEMENT FEES                                                 0.65
DISTRIBUTION (RULE 12b-1) FEES                                  NONE
SHAREHOLDER SERVICE FEES                                        0.25
OTHER EXPENSES                                                  1.45
--------------------------------------------------------------------
TOTAL OPERATING EXPENSES                                        2.35
FEE WAIVER AND EXPENSE REIMBURSEMENT                           (1.25)
--------------------------------------------------------------------
NET EXPENSES                                                    1.10
--------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
    PLAN) EXCEED 1.10% OF ITS AVERAGE DAILY NET ASSETS UNTIL 9/7/02.

EXAMPLE The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses for one year and total operating expenses thereafter.

 The example is for comparison only; the actual return of the Select Class Shares and your actual costs may be higher or lower.

                                     1 YR.      3 YRS.      5 YRS.       10 YRS.
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)         112        614         1,142         2,590
--------------------------------------------------------------------------------

JPMORGAN EQUITY GROWTH FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please seepages 76 -
77.

THE FUND'S OBJECTIVES

The Fund seeks to provide capital appreciation. Producing current income is a secondary objective.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund uses an active equity management style which focuses on strong earnings momentum and profitability within the universe of growth-oriented stocks. The Fund normally invests at least 70% of its total assets in equity securities. Equity securities include common stocks, preferred stocks, convertible securities and foreign securities which may take the form of depositary receipts.

Although the Fund intends to invest primarily in equity securities, it may also invest in investment-grade debt securities.

The Fund may invest any portion of its assets that isn't in equities or fixed-income securities in high-quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

     BEFORE YOU INVEST
     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

     - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVES.

     - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING
     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, the adviser, J.P.Morgan Fleming Asset Management (USA) Inc. (JPMFAM (USA)), seeks capital appreciation by emphasizing the growth sectors of the economy. The adviser looks for companies with one or more of the following characteristics:

- projected earnings growth rate that's greater than or equal to the equity markets in general

- return on assets and return on equity equal to or greater than the equity markets in general

- market capitalization of more than $500 million.

The adviser focuses on companies with strong earnings and high levels of profitability as well as positive industry or company characteristics.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may invest in mid-capitalization companies. The securities of mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

Investments in foreign securities may be riskier than investments in U.S. securities. Foreign securities may be affected by political, social, and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

The value of the Fund's fixed-income securities tends to fall when prevailing interest rates rise. Such a drop could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. That's because long-term debt securities are more sensitive to interest rate changes than other fixed-income securities

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

     WHO MAY WANT TO INVEST
     THE FUND IS DESIGNED FOR INVESTORS WHO:
     - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
     - WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

     - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS

     - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
     - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares The bar chart shows how the performance of the Fund's Select Class Shares (formerly Institutional Class Shares prior to the date of this prospectus) has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual returns over the past one year, five years and ten years. It compares that performance to the S&P 500/BARRA Growth Index, a widely recognized market benchmark, and the Lipper Large-Cap Growth Funds Index.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -11.49%.

YEAR-BY-YEAR RETURNS(1)

[CHART]

1991                                     31.69%
1992                                      6.43%
1993                                      2.48%
1994                                     -0.90%
1995                                     25.78%
1996                                     20.52%
1997                                     37.20%
1998                                     41.38%
1999                                     31.85%
2000                                    -23.65%

-------------------------------------------------
BEST QUARTER                               27.40%
-------------------------------------------------
                               4th quarter, 1998
-------------------------------------------------
WORST QUARTER                             -17.83%
-------------------------------------------------
                               4th quarter, 2000

AVERAGE ANNUAL TOTAL RETURN (%)

Shows performance over time, for periods ended December 31, 2000

                                                     PAST 1 YR.  PAST 5 YRS.  PAST 10 YRS.
------------------------------------------------------------------------------------------
SELECT CLASS SHARES                                  -23.65      18.67        15.47
------------------------------------------------------------------------------------------
S&P 500/BARRA GROWTH INDEX (NO EXPENSES)             -22.08      19.16        17.60
------------------------------------------------------------------------------------------
LIPPER LARGE-CAP GROWTH FUNDS INDEX (NO EXPENSES)    -19.68      17.85        17.32
------------------------------------------------------------------------------------------

(1) THE FUND'S FISCAL YEAR END IS 12/31.

INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses for the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%)(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

MANAGEMENT FEES                                                            0.50
DISTRIBUTION (RULE 12b-1) FEES                                             NONE
SHAREHOLDER SERVICE FEES                                                   0.25
OTHER EXPENSES                                                             0.27
-------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                                                   1.02
FEE WAIVER AND EXPENSE REIMBURSEMENT                                      (0.02)
-------------------------------------------------------------------------------
NET EXPENSES(2)                                                            1.00
-------------------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED FOR THE MOST RECENT FISCAL YEAR.

(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
    PLAN) EXCEED 1.00% OF ITS AVERAGE DAILY NET ASSETS UNTIL 9/7/02.

EXAMPLE The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses for one year and total operating expenses thereafter.

The example is for comparison only; the actual return of the Select Class Shares and your actual costs may be higher or lower.

                                    1 YR.      3 YRS.       5 YRS.     10 YRS.
------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)        102        323          561        1,246
------------------------------------------------------------------------------

JP MORGAN EQUITY INCOME FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 76 -
77.

THE FUND'S OBJECTIVE
The Fund seeks to invest in securities that provide both capital appreciation and current income.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund uses an active equity management style which focuses on both earnings momentum and value within the universe of primarily income-oriented stocks. The Fund normally invests at least 65% of its total assets in equity securities. Equity securities include common stocks, preferred stocks, convertible securities and foreign securities which may take the form of depositary receipts.

Although the Fund intends to invest primarily in equity securities it may also invest in investment grade debt securities, high-quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

     BEFORE YOU INVEST
     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
     - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
     - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING
     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, the adviser, J.P. Morgan Fleming Asset Management (USA) Inc. (JPMFAM (USA)), seeks capital appreciation by targeting companies with attractive earnings momentum. It seeks current income by emphasizing companies with above-average dividend yield and a consistent dividend record. The Fund also emphasizes securities of companies with below-average market volatility and price/earnings ratios or a market capitalization of more than $500 million. The Fund combines growth and value styles of investing.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may invest in mid-capitalization companies. The securities of mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Mid-capitalization companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

Investments in foreign securities may be riskier than investments in the United States. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

The value of the Fund's fixed-income securities tends to fall when prevailing interest rates rise. Such a drop could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. That's because long-term debt securities are more sensitive to interest rate changes than other fixed-income securities.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

     WHO MAY WANT TO INVEST
     THE FUND IS DESIGNED FOR INVESTORS WHO:
     - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
     - WANT TO ADD AN INVESTMENT WITH GROWTH AND INCOME POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

     - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS

     - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
     - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows how the performance of the Fund's Select Class Shares (formerly Institutional Class Shares prior to the date of this prospectus) has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual returns over the past one year, five years and ten years. It compares that performance to the S&P 500 Index, a widely recognized market benchmark, and the Lipper Equity Income Funds Index.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS 8.78%.

YEAR-BY-YEAR RETURNS(1)

[CHART]

1991                                  22.10%
1992                                   5.61%
1993                                  12.34%
1994                                  -3.37%
1995                                  33.72%
1996                                  17.87%
1997                                  31.05%
1998                                  26.20%
1999                                  13.06%
2000                                  -3.85%

--------------------------------------------
BEST QUARTER                          18.89%
--------------------------------------------
                          4th quarter, 1998
--------------------------------------------
WORST QUARTER                         -8.07%
--------------------------------------------
                          3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURN (%)

Shows performance over time, for periods ended December 31, 2000

                                                   PAST 1 YR.   PAST 5 YRS.  PAST 10 YRS.
-----------------------------------------------------------------------------------------
SELECT CLASS SHARES                                -3.85         16.21        14.77
-----------------------------------------------------------------------------------------
S&P 500 INDEX (NO EXPENSES)                        -9.10         18.33        17.44
-----------------------------------------------------------------------------------------
LIPPER EQUITY INCOME FUNDS INDEX (NO EXPENSES)      7.46         13.42        14.45
-----------------------------------------------------------------------------------------

(1) THE FUND'S FISCAL YEAR END IS 12/31.

INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses for the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%)(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

MANAGEMENT FEES                                                            0.40
DISTRIBUTION (RULE 12b-1) FEES                                             NONE
SHAREHOLDER SERVICE FEES                                                   0.25
OTHER EXPENSES                                                             0.38
--------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                                                   1.03
FEE WAIVER AND EXPENSE REIMBURSEMENT                                      (0.13)
--------------------------------------------------------------------------------
NET EXPENSES                                                               0.90
--------------------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED DURING THE MOST RECENT FISCAL YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 0.90% OF ITS AVERAGE DAILY NET ASSETS UNTIL 9/7/02.

EXAMPLE The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment

- 5% return each year, and

- net expenses for one year and total operating expenses thereafter.

The example is for comparison only; the actual return for the Select Class Shares and your actual costs may be higher or lower.

                                    1 YR.      3 YRS.       5 YRS.       10 YRS.
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)        92         315          556          1,248
--------------------------------------------------------------------------------

JP MORGAN GROWTH AND INCOME FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 76 -
77.

THE FUND'S OBJECTIVE
The Fund seeks to provide capital growth over the long term and earn income from dividends.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund seeks to achieve its objective by investing all of its investable assets in the Growth and Income Portfolio, an open-end investment company which has identical investment objectives and policies as the Fund. As a result, the strategies and risks outlined below apply to the Growth and Income Portfolio as well as to the Fund.

Under normal market conditions, the Fund invests at least 80% of its total assets in common stocks. The adviser applies an active equity management style focused on identifying attractively valued stocks given their growth potential over a long-term time horizon. The securities held by the Fund will be of companies with market capitalizations equal to those within the universe of S&P 500 Index stocks. The adviser will emphasize companies which are leaders within leading industries. The Fund will also focus on companies with strong revenue gains and positive earnings trends. The Fund will also emphasize companies with low price-to-book and price-to-cash flows ratios. The Fund will seek to earn income by investing in companies that display or have the potential for displaying level or rising dividends.

The Fund may invest in other equity securities which include preferred stocks, convertible securities and foreign securities which may take the form of depositary receipts.

Although the Fund intends to invest primarily in equity securities, under normal market conditions, it may also invest in high-quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

     BEFORE YOU INVEST
     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
     - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
     - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING
     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, the adviser, J.P.Morgan Fleming Asset Management

(USA) Inc. JPMFAM (USA)), applies an active equity management style. The Fund focuses on companies with high-quality management, with a leading or dominant position in a major product line, new or innovative products and services or processes, a strong financial position and a relatively high rate of return of invested capital so that they can finance future growth without having to borrow extensively from outside sources. The adviser uses a disciplined stock selection process which focuses on identifying attractively valued companies with positive business fundamentals.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may not achieve its objective if securities which the adviser believes are undervalued do not appreciate as much as the adviser anticipates or if the companies in which it invests do not pay dividends.

Investments in foreign securities may be riskier than investments in the United States. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This makes the value of its shares more sensitive to the economic problems of those issuing the securities.

     WHO MAY WANT TO INVEST
     THE FUND IS DESIGNED FOR INVESTORS WHO:
     - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
     - WANT TO ADD AN INVESTMENT WITH GROWTH AND INCOME POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

     - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS

     - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
     - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows how the performance of the Fund's Select Class Shares (formerly Institutional Class Shares prior to the date of this prospectus) has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual returns over the past one year, five years and ten years. It compares that performance to the S&P 500/BARRA Value Index, a widely recognized market benchmark, which contains large companies with low price-to-book ratios relative to the S&P 500 Index, and the Lipper Large-Cap Value Funds Index.

The performance for the period before Institutional Class Shares were launched on 1/24/96 is based on the performance of Class A shares of the Fund.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -4.64%.

YEAR-BY-YEAR RETURNS(1)

[CHART]

1991                                    59.13%
1992                                    15.06%
1993                                    12.99%
1994                                    -3.41%
1995                                    27.55%
1996                                    19.86%
1997                                    30.07%
1998                                    14.50%
1999                                     8.52%
2000                                     0.86%

----------------------------------------------
BEST QUARTER                            33.98%
----------------------------------------------
                             1st quarter, 1991
----------------------------------------------
WORST QUARTER                          -12.11%
----------------------------------------------
                             3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURN (%)

Shows performance over time, for periods ended December 31, 2000

                                                     PAST 1 YR.   PAST 5 YRS.  PAST 10 YRS.
-------------------------------------------------------------------------------------------
SELECT CLASS SHARES                                  0.86         14.33        17.41
-------------------------------------------------------------------------------------------
S&P 500/BARRA VALUE INDEX (NO EXPENSES)              6.08         16.81        16.88
-------------------------------------------------------------------------------------------
LIPPER LARGE-CAP VALUE FUNDS INDEX (NO EXPENSES)     1.95         15.74        16.12
-------------------------------------------------------------------------------------------

(1) THE FUND'S FISCAL YEAR END IS 10/31.

INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses for the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%)(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

MANAGEMENT FEES                                                        0.40
DISTRIBUTION (RULE 12B-1) FEES                                         NONE
SHAREHOLDER SERVICE FEES                                               0.25
OTHER EXPENSES(1)                                                      0.28
----------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                                               0.93
FEE WAIVER AND EXPENSE REIMBURSEMENT (2)                              (0.03)
----------------------------------------------------------------------------
NET EXPENSES(2)                                                        0.90
----------------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 0.90% OF ITS AVERAGE DAILY NET ASSETS THROUGH 9/7/02.

EXAMPLE The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses for one year and total operating expenses thereafter.

The example is for comparison only; the actual return of the Select Class Shares and your actual costs may be higher or lower.

                                     1 YR.      3 YRS.      5 YRS.     10 YRS.
------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)         92         293         512        1,140
------------------------------------------------------------------------------

JP MORGAN MID CAP VALUE FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 76 -
77.

THE FUND'S OBJECTIVE
The Fund seeks growth from capital appreciation.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal market conditions, the Fund invests at least 65% of its total assets in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that the adviser believes to be undervalued. Market capitalization is the total market value of a company's shares.

Under normal market conditions, the Fund will only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States.

The Fund may invest in other equity securities which include preferred stocks, convertible securities and foreign securities which may take the form of depositary receipts.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

     BEFORE YOU INVEST
     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
     - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
     - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING
     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

The adviser is a 'bottom-up' manager and stock selection is based on company fundamentals. The adviser combines quantitative screening with proprietary fundamental analysis to construct the Fund's portfolio. The adviser uses a wide variety of sources and research companies. These sources include electronic screens, the adviser's relationship with over 70 national and regional brokerage firms and attendance at trade shows and conferences. The thrust of the research can be characterized by a three component analysis: financial, business and management. Essentially, historical financial data is used to build up a potential investment universe of companies that have met what the adviser considers to be the key criteria for financial success. Then, the adviser uses an overlay of more subjective current business and management analysis to form a view on future stock potential.

The adviser may sell a security due to a change in the company's fundamentals. A change in the original reason for purchase of the original investment may cause the security to be eliminated from the portfolio. The adviser may sell a security due to opportunity cost. Typically, the adviser attempts to maintain a portfolio of 30-50 securities. As a result, a new company may displace a current holding. Finally, the adviser may sell a security due to extreme overvaluation. While the adviser will not automatically sell when a security reaches a certain price, the attainment of an intermediary price target will trigger a re-evaluation of the company's fundamentals and future potential.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met. The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may not achieve its objective if securities which the adviser believes are undervalued do not appreciate as much as the adviser anticipates or if companies which the adviser believes will experience earnings growth do not grow as expected.

The securities of small or mid-sized companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Small and mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

Investments in foreign securities may be riskier than investments in U.S. securities. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

The value of the Fund's fixed-income securities tends to fall when prevailing interest rates rise. Such a drop could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. That's because long-term debt securities are more sensitive to interest rate changes than other fixed-income securities.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This lack of diversification makes the value of its shares more sensitive to the economic problems of those issuing the securities.

     WHO MAY WANT TO INVEST
     THE FUND IS DESIGNED FOR INVESTORS WHO:
     - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
     - WANT TO ADD AN INVESTMENT WITH VALUE POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

     - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS

     - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
     - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the performance record with respect to the Fund's shares. As of the date of this prospectus, Select Class Shares are being introduced. The performance for the period before the Select Class Shares were offered is based on the performance of the Fund's Institutional Class Shares. The actual returns of the Select Class Shares would have been lower than shown because the Select Class Shares have higher expenses than the Institutional Class Shares. The bar chart shows how the performance of the Fund's shares has varied from year to year for the past three calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual returns over the past one year and the life of the Fund. It compares that performance to the S&P/BARRA Mid Cap 400 Value Index and the Russell Mid Cap Value Index, widely recognized market benchmarks.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS 8.50%.

YEAR-BY-YEAR RETURNS (1),(2),(3)

[CHART]

1998                                19.77%
1999                                13.87%
2000                                35.28%

----------------------------------------------
BEST QUARTER                            17.96%
----------------------------------------------
                             4th quarter, 1998
----------------------------------------------
WORST QUARTER                          -11.06%
----------------------------------------------
                             3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURN (%)
Shows performance over time, for periods ended December 31, 2000(1)

                                                            PAST 1 YR.    LIFE OF FUND
--------------------------------------------------------------------------------------
SELECT CLASS SHARES(3)                                      35.28         23.45
--------------------------------------------------------------------------------------
S&P/BARRA MID CAP 400 VALUE INDEX (NO EXPENSES)             27.84         13.34
--------------------------------------------------------------------------------------
RUSSELL MID CAP VALUE INDEX (NO EXPENSES)                   19.18          9.87
--------------------------------------------------------------------------------------

(1) THE FUND COMMENCED OPERATIONS ON 11/13/97.
(2) THE FUND'S FISCAL YEAR END IS 9/30.
(3) THE PERFORMANCE SHOWN ABOVE IS FOR INSTITUTIONAL CLASS SHARES, WHICH ARE NOT OFFERED IN THIS PROSPECTUS. THE SELECT AND INSTITUTIONAL CLASS SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES, HOWEVER, THE PERFORMANCE FOR SELECT CLASS SHARES WOULD BE LOWER BECAUSE SELECT CLASS SHARES HAVE HIGHER EXPENSES THAN INSTITUTIONAL CLASS SHARES.

INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses for the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

MANAGEMENT FEES                                                         0.70
DISTRIBUTION (RULE 12b-1) FEES                                          NONE
SHAREHOLDER SERVICE FEES                                                NONE
OTHER EXPENSES(1)                                                       1.10
TOTAL OPERATING EXPENSES                                                1.80
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                                (0.80)
NET EXPENSES(2)                                                         1.00

(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
    PLAN) EXCEED 1.00% OF ITS AVERAGE DAILY NET ASSETS UNTIL 9/7/02.

EXAMPLE The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses for one year and total operating expenses thereafter.

The example is for comparison only; the actual return of the Select Class Shares and your actual costs may be higher or lower.

                                    1 YR.       3 YRS.      5 YRS.     10 YRS.
------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)        102         488         900        2,050
------------------------------------------------------------------------------

JP MORGAN SMALL CAP EQUITY FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 76 -
77.

THE FUND'S OBJECTIVE
The Fund seeks capital growth over the long term.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal market conditions, the Fund invests at least 80% of its total assets in equity securities and at least 65% of its total assets in equity securities of small cap companies. Small cap companies are companies with market capitalizations equal to those within the universe of S&P Small Cap 600 Index stocks. Market capitalization is the total market value of a company's shares.

Prior to the date of this prospectus the Fund was closed to new investors.

Equity securities include common and preferred stocks, convertible securities and foreign securities which may take the form of depositary receipts.

Although the Fund intends to invest primarily in equity securities, it may also invest in high-quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

     BEFORE YOU INVEST
     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
     - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
     - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING
     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, the adviser, J.P.Morgan Fleming Asset Management (USA) Inc (JPMFAM (USA)), the Fund's adviser, applies an active equity management style and a disciplined stock selection process which focuses on companies with positive business fundamentals such as strong earnings prospects and increasing market share.
The Fund also focuses on companies with high-quality management, a leading or dominant position in a major product line, new or innovative products and services, or processes, a strong financial position and a relatively high rate of return of invested capital so that they can finance future growth without having to borrow extensively from outside sources.

In determining whether to sell a stock, the adviser will use the same type of analysis that it uses in buying stocks in order to determine whether the stock is still an attractive investment opportunity.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the assets in this Fund are invested mostly in small companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That's because smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of the securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The Fund may not achieve its objective if securities which the advisers believe are undervalued do not appreciate as much as the advisers anticipate or if companies which the advisers believe will experience earnings growth do not grow as expected.

Investments in foreign securities may be riskier than investments in the United States. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This lack of diversification makes the value of its shares more sensitive to economic problems among those issuing the securities.

     WHO MAY WANT TO INVEST
     THE FUND IS DESIGNED FOR INVESTORS WHO:
     - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
     - WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

     - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS

     - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
     - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. As of the date of this prospectus, Select Class Shares are being introduced. The performance for the period before the Select Class Shares were offered is based on the performance of the Fund's Institutional Class Shares. The actual returns of the Select Class Shares would have been lower than shown because the Select Class Shares have higher expenses than the Institutional Class Shares. The bar chart shows how the performance of the Fund's shares has varied from year to year for the past six calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual returns over the past one year, five years and life of the Fund. It compares that performance to the S&P Small Cap 600 Index, a widely recognized market benchmark, and the Lipper Small Cap Core Funds Index.

The performance for the period before Institutional Class shares were launched on 5/7/96 is based on the performance of Class A Shares of the Fund. Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -5.00%.

YEAR-BY-YEAR RETURNS(1),(2),(3)

[CHART]

1995                                     54.04%
1996                                     29.18%
1997                                     18.15%
1998                                      3.71%
1999                                     14.37%
2000                                     14.80%

----------------------------------------------
BEST QUARTER                            19.51%
----------------------------------------------
                             4th quarter, 1998
----------------------------------------------
WORST QUARTER                          -21.04%
----------------------------------------------
                             3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURN (%)
Shows performance over time, for periods ended December 31, 20001

                                           PAST 1 YR.   PAST 5 YRS.    LIFE OF FUND
-----------------------------------------------------------------------------------
SELECT CLASS SHARES(3)                     14.80        15.76          22.04
-----------------------------------------------------------------------------------
S&P SMALLCAP 600 INDEX (NO EXPENSES)       11.80        13.57          16.15
-----------------------------------------------------------------------------------
LIPPER SMALL-CAP CORE FUNDS
INDEX (NO EXPENSES)                         6.93        12.44          15.28
-----------------------------------------------------------------------------------

(1) THE FUND COMMENCED OPERATIONS ON 1/1/95.
(2) THE FUND'S FISCAL YEAR END IS 10/31.
(3) THE PERFORMANCE SHOWN ABOVE IS FOR INSTITUTIONAL CLASS SHARES, WHICH ARE NOT OFFERED IN THIS PROSPECTUS. THE SELECT AND INSTITUTIONAL CLASS SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES, HOWEVER, THE PERFORMANCE FOR SELECT CLASS SHARES WOULD BE LOWER BECAUSE SELECT CLASS SHARES HAVE HIGHER EXPENSES THAN INSTITUTIONAL CLASS SHARES.

INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses for the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

MANAGEMENT FEES                                                     0.65
DISTRIBUTION (RULE 12b-1) FEES                                      NONE
SHAREHOLDER SERVICE FEES                                            0.25
OTHER EXPENSES                                                      0.23
-------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                                            1.13
FEE WAIVER AND EXPENSE REIMBURSEMENT                               (0.25)
-------------------------------------------------------------------------
NET EXPENSES                                                        0.88
-------------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED DURING THE MOST RECENT FISCAL YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
    PLAN) EXCEED 0.88% OF ITS AVERAGE DAILY NET ASSETS UNTIL 9/7/02.

EXAMPLE The example is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses for one year and total operating expenses thereafter.

The example is for comparison only; the actual returns of the Select Class Shares and your actual costs may be higher or lower.

                                    1 YR.       3 YRS.      5 YRS.     10 YRS.
------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)        90          334         598        1,352
------------------------------------------------------------------------------

JP MORGAN SMALL CAP GROWTH FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 76 -
77.

THE FUND'S OBJECTIVE
The Fund seeks growth from capital appreciation.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal market conditions, the Fund invests at least 65% of its total assets in a broad portfolio of common stocks of issuers with market capitalizations of not more than $1.5 billion, at the initial time of purchase, that the adviser believes have strong earnings growth potential. Market capitalization is the total market value of a company's shares.

Under normal market conditions, the Fund will only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

     BEFORE YOU INVEST
     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
     - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
     - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING
     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

The adviser, is a 'bottom-up' manager and stock selection is based on company fundamentals. The adviser combines quantitative screening with proprietary fundamental analysis to construct portfolios. The adviser's selection process for the portfolio is a multifaceted activity and involves a wide range of sources. The adviser uses mechanical screening techniques based on its required quantitative criteria to help narrow the search. The adviser has developed a number of screens for the whole market and, in some cases, for a specific industry. The adviser believes that interaction with company management is essential in understanding each business properly and assessing the risks of investing. To this end, the adviser visits over 250 companies each year and has another 250 in-office meetings and conference contacts.

During the research phase, the adviser looks for companies that it believes can generate consistent, above average rates of growth over a sustained period of time. Therefore, in addition to quantitative factors, the adviser considers qualitative factors, such as the adviser's level of confidence in the management and the competitive position of a company; the predictability and durability of the business relative to its valuation; the level of business risk in the company's end markets and our evaluation of any short term categories of change, both positive and negative.

The adviser may sell a security for the following reasons: a new investment may displace a current holding; a change in a company's fundamentals may lead to a re-evaluation of a stock's potential; a security may become overvalued; the market capitalization of a security may exceed the guidelines set by the Fund's adviser.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the assets in this Fund are invested mostly in smaller companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That's because smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of the securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The Fund may not achieve its objective if companies which the adviser believes will experience earnings growths do not grow as expected.

Investments in foreign securities may be riskier than investments in U.S. securities. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This lack of diversification makes the value of its shares more sensitive to economic problems among those issuing the securities.

     WHO MAY WANT TO INVEST
     THE FUND IS DESIGNED FOR INVESTORS WHO:
     - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
     - WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

     - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS

     - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
     - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the performance record of the Fund's shares. The bar chart shows how the performance of the Fund's Select Class Shares (formerly Institutional Class Shares prior to the date of this prospectus) has varied from year to year for the past three calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual returns over the past one year and life of the Fund. It compares that performance to the Russell 2000 Index and the Russell 2000 Growth Index, widely recognized market benchmarks.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS - 0.96%.

YEAR-BY-YEAR RETURNS(1),(2)
[CHART

1998                                       14.86%
1999                                       46.54%
2000                                       -7.79%

----------------------------------------------------
BEST QUARTER                               23.59%
----------------------------------------------------
                                4th quarter, 1998
----------------------------------------------------
WORST QUARTER                             -18.29%
----------------------------------------------------
                                3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURN (%)
Shows performance over time, for periods ended December 31, 2000(1)


                                                   PAST(1) YR.   LIFE OF FUND
SELECT CLASS SHARES                                 -7.79       15.82
------------------------------------------------------------------------------
RUSSELL 2000 INDEX (NO EXPENSES)                    -3.02        4.80
------------------------------------------------------------------------------
RUSSELL 2000 GROWTH INDEX (NO EXPENSES)            -22.43        3.02
------------------------------------------------------------------------------

(1) THE FUND COMMENCED OPERATIONS ON 11/4/97.

(2) THE FUND'S FISCAL YEAR END IS 9/30.

INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses for the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%)(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

MANAGEMENT FEES                                    0.80
DISTRIBUTION (RULE 12b-1) FEES                     NONE
SHAREHOLDER SERVICE FEES                           NONE
OTHER EXPENSES(1)                                  1.20
-------------------------------------------------------------
TOTAL OPERATING EXPENSES                           2.00
FEE WAIVER AND EXPENSE REIMBURSEMENT              (0.90)
NET EXPENSES(2)                                    1.10
-------------------------------------------------------------

(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED DURING THE MOST RECENT FISCAL YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
    PLAN) EXCEED 1.10% OF ITS AVERAGE DAILY NET ASSETS UNTIL 9/7/02.

EXAMPLE The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses for one year and total operating expenses thereafter.

The example is for comparison only; the actual return of the Select Class Shares and your actual costs may be higher or lower.

                                   1 YR.      3 YRS.      5 YRS.     10 YRS.
------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)       112        540         995        2,255
------------------------------------------------------------------------------

JPMORGAN U.S. EQUITY FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages
76 - 77.

THE  FUND'S OBJECTIVE
The Fund seeks to provide high total return from a portfolio of selected equity securities.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests primarily in large- and medium-capitalization U.S. companies. Industry by industry, the Fund's weightings are similar to those of the Standard & Poor's 500 Index (S&P 500). The Fund can moderately underweight or overweight industries when it believes it will benefit performance.

Within each industry, the Fund focuses on those equity securities that it considers most undervalued. The Fund generally considers selling equity securities that appear overvalued.

By emphasizing undervalued equity securities,the Fund seeks to produce returns that exceed those of the S&P 500. At the same time, by controlling the industry weightings of the Fund so they can differ only moderately from the industry weightings of the S&P 500, the Fund seeks to limit its volatility to that of the overall market, as represented by this index.

Although the Fund intends to invest primarily in equity securities it may invest in high-quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various investments and for risk management. Equity securities may include common stocks, preferred stocks, convertible securities and depositary receipts.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

     BEFORE YOU INVEST
     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
     - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
     - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING
     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, J. P. Morgan Investment Management Inc. (JPMIM), the adviser, employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period--often as much as five years--rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

The Fund buys and sells stocks according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the adviser often considers a number of other criteria:

- catalysts that could trigger a rise in a stock's price
- high  potential reward  compared to potential risk

- temporary mispricings caused by market overreactions

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments.

     WHO MAY WANT TO INVEST THE FUND IS DESIGNED FOR INVESTORS WHO:
     - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
     - WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

     - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS

     - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
     - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. Prior to the date of this prospectus, the Fund had only one class of shares, and operated in a master-feeder structure. As of the date of this prospectus, the Fund's existing share class will be re-named "Institutional" and Select Class Shares will be introduced. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the S&P 500 Index, a widely recognized market benchmark. During this period, the actual returns of Select Class Shares would have been lower than shown because Select Class Shares have higher expenses than Institutional Class Shares (or the Fund's predecessor).

For the period 1/1/90 through 9/30/93, returns reflect performance of The Pierpont Equity Fund, the predecessor of the Fund.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -5.79%

YEAR-BY-YEAR RETURNS(1),(2)

[CHART]

1991                      34.12%
1992                       8.73%
1993                      11.06%
1994                      -0.32%
1995                      32.83%
1996                      21.22%
1997                      28.58%
1998                      24.79%
1999                      14.88%
2000                      -6.37%

------------------------------------
BEST QUARTER              21.46%
------------------------------------
               4th quarter, 1998
------------------------------------
WORST QUARTER            -17.97%
------------------------------------
               3rd quarter, 1998
------------------------------------

AVERAGE ANNUAL TOTAL RETURN (%)

Shows performance over time, for periods ended December 31, 2000

                               PAST (1) YR.     PAST 5 YRS.   PAST 10 YRS.
--------------------------------------------------------------------------
SELECT CLASS SHARES(2)         -6.37            15.91         16.19
--------------------------------------------------------------------------
S&P 500 INDEX (NO EXPENSES)    -9.10            18.33         17.44
--------------------------------------------------------------------------

(1) THE FUND'S FISCAL YEAR END IS 5/31.
(2) THE PERFORMANCE SHOWN ABOVE IS FOR INSTITUTIONAL CLASS SHARES, WHICH ARE NOT OFFERED IN THIS PROSPECTUS. THE SELECT AND INSTITUTIONAL CLASS SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES, HOWEVER, THE PERFORMANCE FOR SELECT CLASS SHARES WOULD BE LOWER BECAUSE SELECT CLASS SHARES HAVE HIGHER EXPENSES THAN INSTITUTIONAL CLASS SHARES.

ESTIMATED INVESTOR EXPENSES FOR SELECT CLASS SHARES
The estimated expenses of the Select Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

MANAGEMENT FEES                                0.40
DISTRIBUTION (RULE 12b-1) FEES                 NONE
SHAREHOLDER SERVICE FEES                       0.25
OTHER EXPENSES                                 0.24
------------------------------------------------------
TOTAL OPERATING EXPENSES                       0.89
FEE WAIVER AND EXPENSE REIMBURSEMENT          (0.10)
------------------------------------------------------
NET EXPENSES                                   0.79
------------------------------------------------------

EXPENSE EXAMPLE The example below is in tended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses for three years and total operating expenses thereafter.

The example is for comparison only; the actual return of the Select Class Shares and your actual costs may be higher or lower.

                                  1 YR.     3 YRS.    5 YRS.   10 YRS.
-------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)      81        252       462      1,067
--------------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE BASED ON ESTIMATED  EXPENSES FOR THE CURRENT FISCAL
    YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTY TRUST COMPANY OF NEW YORK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.79% OF ITS AVERAGE DAILY NET ASSETS UNTIL 9/7/04.

JPMORGAN U.S. SMALL COMPANY FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 76 - 77.

THE FUND'S OBJECTIVE

The Fund seeks to provide high total return from a portfolio of small company stocks.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests primarily in stocks of small and medium sized U.S. companies whose market capitalizations are greater than $125 million and less than $2 billion when purchased. Industry by industry, the Fund's weightings are similar to those of the Russell 2000 Index. The Fund can moderately underweight or overweight industries when it believes it will benefit performance.

Within each industry, the Fund focuses on those stocks that it considers most attractively valued. Stocks become candidates for sale when they appear overvalued or when the company is no longer a small cap company. The Fund may also continue to hold them if it believes further substantial growth is possible.

The Fund pursues returns that exceed those of the Russell 2000 Index while seeking to limit its volatility relative to this index.

Although the Fund intends to invest primarily in stocks it may invest in high-quality money market instruments and repurchase agreements.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

     BEFORE YOU INVEST
     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
     - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
     - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING
     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL
     VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, J.P.Morgan Investment Management Inc. (JPMIM), the adviser, employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period--often as much as five years--rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

The Fund buys and sells stocks according to its own policies, using the research and valuation rankings as a basis. In general, the management team buys stocks that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the managers often consider a number of other criteria:

- catalysts that could trigger a rise in a stock's price - high potential reward compared to potential risk
- temporary mispricings caused by market overreactions

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

Because the assets in this Fund are invested mostly in small companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That's because smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of the securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

     WHO MAY WANT TO INVEST
     THE FUND IS DESIGNED FOR INVESTORS WHO:
     - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
     - WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

     - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS

     - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
     - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. Prior to the date of this prospectus, the Fund had only one class of shares, and operated in a master-feeder structure. As of the date of this prospectus, the Fund's existing share class will be re-named "Institutional" and Select Class Shares will be introduced. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the Russell 2000 Index, a widely recognized market benchmark. During this period, the actual returns of Select Class Shares would have been lower than shown because Select Class Shares have higher expenses than Institutional Class Shares (or the Fund's predecessor).

For the period 1/1/90 through 11/30/93 returns reflect performance of The Pierpont Capital Appreciation Fund, the predecessor of the Fund.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -1.73%

YEAR-BY-YEAR RETURNS(1),(2)

[CHART]

1991                      59.59%
1992                      18.98%
1993                       8.59%
1994                      -5.81%
1995                      31.88%
1996                      20.84%
1997                      22.70%
1998                      -5.28%
1999                      44.30%
2000                      -9.59%

------------------------------------------
BEST QUARTER                        34.75%
------------------------------------------
                         4th quarter, 1999
------------------------------------------
WORST QUARTER                      -21.61%
------------------------------------------
                         3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURN (%)

Shows performance over time, for periods ended December 31, 2000

                                  PAST 1 YR.   PAST 5 YRS.     PAST 10 YRS.
---------------------------------------------------------------------------
SELECT CLASS SHARE(2)             -9.59        12.87           16.72
---------------------------------------------------------------------------
RUSSELL 2000 INDEX (NO EXPENSES)  -3.02        10.31           15.53
---------------------------------------------------------------------------

(1) THE FUND'S FISCAL YEAR END IS 5/31.
(2) THE PERFORMANCE SHOWN ABOVE IS FOR INSTITUTIONAL CLASS SHARES, WHICH ARE NOT OFFERED IN THIS PROSPECTUS. THE SELECT AND INSTITUTIONAL CLASS SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES, HOWEVER, THE PERFORMANCE FOR SELECT CLASS SHARES WOULD BE LOWER BECAUSE SELECT CLASS SHARES HAVE HIGHER EXPENSES THAN INSTITUTIONAL CLASS SHARES.

ESTIMATED INVESTOR EXPENSES FOR SELECT CLASS SHARES
The estimated expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

MANAGEMENT FEES                               0.60
DISTRIBUTION (RULE 12b-1) FEES                NONE
SHAREHOLDER SERVICE FEES                      0.25
OTHER EXPENSES(1)                             0.24
---------------------------------------------------
TOTAL OPERATING EXPENSES                      1.09
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)      (0.08)
---------------------------------------------------
NET EXPENSES(2)                               1.01
---------------------------------------------------

EXAMPLE The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses for three years and total operating expenses thereafter.

The example is for comparison only; the actual return of the Select Class Shares and your actual costs may be higher or lower.

                                    1 YR.       3 YRS.      5 YRS.      10 YRS.
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)        103         322         576         1,306
--------------------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE BASED ON ESTIMATED EXPENSES FOR THE CURRENT FISCAL
    YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTY TRUST COMPANY OF NEW YORK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
    PLAN) EXCEED 1.01% OF ITS AVERAGE DAILY NET ASSETS UNTIL 9/7/04.

JPMORGAN U.S. SMALL COMPANY OPPORTUNITIES FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages
76 - 77.

THE FUND'S OBJECTIVE
The Fund seeks to provide long-term growth from a portfolio of small company growth stocks.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests primarily in stocks of small U.S. companies whose market capitalization is greater than $125 million and less than $2 billion when purchased. While the Fund holds stocks in many industries to reduce the impact of poor performance in any one sector, it tends to emphasize industries with higher growth potential. The Fund is invested in sectors represented in its benchmark, the Russell 2000 Growth Index.

In searching for companies, the Fund employs a growth-oriented approach that focuses on each company's business strategies and its competitive environment. The Fund seeks to buy stocks when they are attractively valued and are poised for long-term growth. Stocks become candidates for sale when they appear overvalued or when the company is no longer a small-cap company. The Fund may also continue to hold them if it believes further substantial growth is possible.

Although the Fund intends to invest primarily in equity securities it may invest in high-quality money market instruments and repurchase agreements.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

     BEFORE YOU INVEST
     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
     - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT GOALS.
     - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING
     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, J.P.Morgan Investment Management Inc. (JPMIM), the Fund's adviser, employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period--often as much as five years--rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

The Fund buys and sells stocks according to its own policies, using the research and valuation rankings as a basis. In general, the management team buys stocks that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the managers often consider a number of other criteria:

- catalysts  that could  trigger a rise in a stock's price
- high potential reward compared to potential risk
- temporary mispricings caused by market overreactions

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The value of your investment in the Fund will fluctuate in response to movements in the stock market. Fund performance will also depend on the effectiveness of the adviser's research and the management team's stock picking decisions.

Small-cap stocks have historically offered higher long-term growth than medium- or large-cap stocks, and have also involved higher risks. The Fund's small-cap emphasis means it is likely to be more sensitive to economic news and is likely to fall further in value during broad market downturns. Because the Fund seeks to outperform the Russell 2000 Growth Index but does not seek to replicate it, investors should expect higher volatility compared to this index or to more conservatively managed small-cap funds.

     WHO MAY WANT TO INVEST
     THE FUND IS DESIGNED FOR INVESTORS WHO:
     - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
     - WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

     - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS

     - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
     - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. Prior to the date of this prospectus, the Fund had only one class of shares, and operated in a master-feeder structure. As of the date of this prospectus, the Fund's existing shares will be renamed "Select" and additional share classes will be introduced. The bar chart shows how the performance of the Fund's shares has varied from year to year for the past three calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and the life of the Fund. It compares that performance to the Russell 2000 Growth Index. This is a widely recognized, unmanaged index of small cap U.S. growth stocks used as a measure of overall U.S. small cap growth stock performance.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -12.20%.

YEAR-BY-YEAR RETURNS(1),(2),(3)

[CHART]

1998                           5.21%
1999                          61.63%
2000                         -21.63%

---------------------------------------
BEST QUARTER                  42.58%
---------------------------------------
                   4th quarter, 1999
---------------------------------------
WORST QUARTER                -24.30%
---------------------------------------
                   4th quarter, 2000

AVERAGE ANNUAL TOTAL RETURN (%)
Shows performance over time, for periods ended December 31, 2000(1)

                                          PAST(1)YR.    LIFE OF FUND
-----------------------------------------------------------------------
SELECT CLASS SHARE(3)                     -21.63         13.02
-----------------------------------------------------------------------
RUSSELL 2000 GROWTH INDEX (NO EXPENSES)   -22.43          5.50
-----------------------------------------------------------------------

(1) THE FUND COMMENCED OPERATIONS ON 6/16/97 AND RETURNS REFLECT PERFORMANCE FROM 6/30/97.
(2) THE FUND'S FISCAL YEAR END IS 5/31.
(3) THE PERFORMANCE SHOWN ABOVE IS FOR INSTITUTIONAL CLASS SHARES, WHICH ARE NOT OFFERED IN THIS PROSPECTUS. THE SELECT AND INSTITUTIONAL CLASS SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES, HOWEVER, THE PERFORMANCE FOR SELECT CLASS SHARES WOULD BE LOWER BECAUSE SELECT CLASS SHARES HAVE HIGHER EXPENSES THAN INSTITUTIONAL CLASS SHARES.

INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%)(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

MANAGEMENT FEES                                   0.60
DISTRIBUTION (RULE 12b-1) FEES                    NONE
SHAREHOLDER SERVICE FEES                          0.25
OTHER EXPENSES                                    0.25
----------------------------------------------------------
TOTAL OPERATING EXPENSES                          1.10
FEE WAIVER AND EXPENSE REIMBURSEMENT             (0.08)
----------------------------------------------------------
NET EXPENSES(2)                                   1.02
----------------------------------------------------------

(1) "OTHER EXPENSES" ARE RESTATED FROM THE MOST RECENT FISCAL YEAR TO REFLECT CURRENT EXPENSE ARRANGEMENTS.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTY TRUST COMPANY OF NEW YORK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
    PLAN) EXCEED 1.02% OF ITS AVERAGE DAILY NET ASSETS UNTIL 9/7/04.

EXAMPLE The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses for three years and total operating expenses thereafter.

The example is for comparison only; the actual return of the Select Class Shares and your actual costs may be higher or lower.

                                     1 YR.      3 YRS.      5 YRS.     10 YRS.
------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)         104        325         582        1,317
------------------------------------------------------------------------------

THE FUNDS' MANAGEMENT AND ADMINISTRATION

The Disciplined Equity, Diversified, U.S. Equity, and U.S. Small Company Funds are series of J.P. Morgan Institutional Funds, a Massachusetts business trust. The U.S. Small Company Opportunities Fund is a series of J.P. Morgan Funds, a Massachusetts business trust. The Balanced, Core Equity, Equity Growth, and Equity Income Funds are series of Mutual Fund Investment Trust a, Massachusetts business trust. The Mid Cap Value and Small Cap Growth Funds are series of Fleming Mutual Fund Group, Inc., a Maryland corporation. The Capital Growth, Dynamic Small Cap, Growth and Income, and Small Cap Equity Funds are series of Mutual Fund Group, a Massachusetts business trust. The trustees of each trust are responsible for overseeing all business activities.

THE FUNDS' INVESTMENT ADVISERS
JPMIM, JPMFAM (USA) and Robert Fleming, Inc. (Robert Fleming) are the investment advisers and make the day-to-day investment decisions for the Funds.

JPMIM is the investment adviser for the Disciplined Equity, Diversified, U.S. Equity, U.S. Small Company, and U.S. Small Company Opportunities Funds. JPMIM is located at 522 5th Avenue, New York, NY 10036.

JPMFAM (USA) is the investment adviser for the Balanced, Capital Growth, Core Equity, Dynamic Small Cap, Equity Growth, Equity Income, Growth and Income, and Small Cap Equity Funds. Prior to February 28, 2001, the adviser to the Funds was The Chase Manhattan Bank (Chase). JPMFAM (USA) is located at 522 5th Avenue, New York, NY 10036.

Robert Fleming, Inc. is the investment adviser for the Mid Cap Value and Small Cap Growth Funds. Robert Fleming, Inc. is located at 522 5th Avenue, New York, NY 10036.

JPMIM, JPMFAM (USA) and Robert Fleming, Inc. are wholly owned subsidiaries of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the most recent fiscal year, each adviser (as applicable) was paid management fees (net of waivers) as a percentage of average net assets as follows:

                               FISCAL
FUND                          YEAR END      %
------------------------------------------------
BALANCED FUND                  5/31      0.50
------------------------------------------------
CAPITAL GROWTH FUND           10/31      0.40
------------------------------------------------
CORE EQUITY FUND              10/31      0.50
------------------------------------------------
DISCIPLINED EQUITY FUND        5/31      0.35
------------------------------------------------
DIVERSIFIED FUND               6/30      0.55
------------------------------------------------
DYNAMIC SMALL CAP FUND        10/31      0.65
------------------------------------------------
EQUITY GROWTH FUND            12/31      0.50
------------------------------------------------
EQUITY INCOME FUND            12/31      0.40
------------------------------------------------
GROWTH AND INCOME FUND        10/31      0.40
------------------------------------------------
MID CAP VALUE FUND             9/30      0.70
------------------------------------------------
SMALL CAP EQUITY FUND         10/31      0.65
------------------------------------------------
SMALL CAP GROWTH FUND          9/30      0.80
------------------------------------------------
U.S. EQUITY FUND               5/31      0.40
------------------------------------------------
U.S. SMALL COMPANY FUND        5/31      0.60
------------------------------------------------
U.S. SMALL COMPANY
OPPORTUNITIES FUND             5/31      0.60
------------------------------------------------

PORTFOLIO MANAGERS BALANCED FUND

Henry Lartigue and Jeff Phelps, Portfolio Managers at JPMFAM (USA), are responsible for the equity portion of the portfolio. The fixed income portion of the portfolio is managed by a team of individuals at JPMFAM (USA).

Mr. Lartigue has managed the equity portion of the portfolio since August of 1999. Mr. Phelps has managed the equity portion of the portfolio since

October 1999. Mr. Phelps joined JPMFAM (USA) in 1997.

CAPITAL GROWTH FUND

Chris Matlock, Portfolio Manager at JPMFAM (USA) and Mr. Heintz are responsible for management of the Fund's portfolio. Mr. Matlock has worked at JPMFAM (USA) since 1994 in numerous investment management roles. Both have been managing the Fund since August 1999. Robert Heintz, Managing Director and Director of Equity Management, and Research at JPMFAM (USA), has worked at JPMFAM (USA) since 1983 in a variety of investment management positions.

CORE EQUITY FUND

Messrs. Lartigue and Phelps are responsible for management of the Fund. Please see above for information on Messrs. Lartigue and Phelps.

DISCIPLINED EQUITY FUND

The portfolio management team is led by Joseph Gill, Vice President, Timothy J. Devlin, Vice President, and Nanette Buziak, Vice President. Mr. Gill has been at JPMIM since 1996 and prior to that he was a portfolio manager at Bank of Tokyo-Mitsubishi Asset Management. Mr. Devlin has been at JPMorgan Chase (or one of its predecessors) since July of 1996, and prior to that was an equity portfolio manager at Mitchell Hutchins Asset Management Inc. Ms Buziak has been at JPMIM since March of 1997.

DIVERSIFIED FUND

The portfolio management team is led by John M. Devlin, Vice President, who joined the team in December of 1993 and has been at JPMIM since 1986, and Anne Lester, Vice President, joined the team in June of 2000 and has been at JPMIM since 1992. Prior to managing this Fund, Ms. Lester worked in the Product Development group as a fixed income and currency trader and portfolio manager in Milan.

DYNAMIC SMALL CAP FUND

Mr. Lartigue and Juliet Ellis, Senior Portfolio Manager at JPMFAM (USA), are responsible for management of the Fund's portfolio. Ms. Ellis has worked for JPMFAM (USA) since 1987 as an analyst and portfolio manager. Both have been managing the Fund since August 1999. Please see above for information on Mr.Lartigue.

EQUITY GROWTH FUND
Mr. Lartigue has managed the portfolio since July of 1994. Please see above for information on Mr. Lartigue.

EQUITY INCOME FUND
Mr. Heintz has been managing the Fund since inception. Please see above for information on Mr. Heintz.

GROWTH AND INCOME FUND

Mr. Heintz and Stephen J. O'Keefe, CFA, Portfolio Manager at JPMFAM (USA), are responsible for management of the Fund. Mr.O'Keefe joined JPMFAM (USA) in 1989. Both have been managing the Fund since August 1999. Please see above for information on Mr. Heintz.

MID CAP VALUE FUND

Jonathan Kendrew Llewelyn Simon, serves as portfolio manager to the Fund. Mr.Simon has worked as a portfolio manager with various affiliates of Robert Fleming, Inc., the adviser, since 1980 and is currently the Chief Investment Officer and a Director of Robert Fleming Inc.

SMALL CAP EQUITY FUND
Mr. Lartigue and Ms. Ellis, are responsible for management of the Fund. Both have been managing the Fund since August 1999. Please see above for information on Mr. Lartigue and Ms. Ellis.

SMALL CAP GROWTH FUND

Christopher Mark Vyvyan Jones, serves as portfolio manager to the Fund. Mr.Jones has worked as a portfolio manager with various affiliates of Robert Fleming, Inc., the adviser, since 1982 and is currently a Director of Robert Fleming, Inc. Mr. Jones is head of the adviser's Small Company Investment Team.

U.S. EQUITY FUND

The portfolio management team is led by Henry D. Cavanna, Managing Director, and James H. Russo, Vice President and CFA. Mr Cavanna has been at JPMIM since 1971. He served as manager of U.S. equity portfolios prior to managing the Fund. Mr.Russo has been at JPMIM since 1994. Previously he served in the equity research group as an analyst covering consumer cyclical stocks.

U.S. SMALL COMPANY FUND

The portfolio management team is led by Marian U. Pardo, Managing Director, Saira Durcanin, Vice President and CFA, and Carolyn Jones, Vice President.
Ms. Pardo has been at JPMIM since 1968, except for five months in 1988 when she was president of a small investment management firm. Prior to managing the Fund, Ms. Pardo managed small- and large-cap equity portfolios, equity and convertible funds, and several institutional portfolios. Ms. Durcan in has been with JPMIM since July 1995 as a small company equity analyst and portfolio manager.
Ms. Jones has been with JPMIM since July 1998. Ms. Jones has served as a portfolio manager in JPMIM's private banking group.

U.S. SMALL COMPANY OPPORTUNITIES FUND
The portfolio management team is led by Marian U. Pardo, Saira Durcanin and Carolyn Jones. See above for information on Ms. Pardo, Ms. Durcanin and
Ms. Jones.

THE FUNDS' ADMINISTRATOR

Either Morgan Guaranty Trust Company of New York (Morgan Guaranty) or Chase provides administrative services and oversees each Fund's other service providers. Morgan Guaranty is the administrator for the Disciplined Equity, Diversified, U.S. Equity, U.S. Small Company and U.S. Small Company Opportunities Funds. Chase is the administrator for the Balanced, Capital Growth, Core Equity, Dynamic Small Cap, Equity Growth, Equity Income, Growth and Income, Mid Cap Value, Small Cap Equity, and Small Cap Growth Funds. The administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average net assets over $25 billion.

The Funds have agreements with certain shareholder servicing agents (including Morgan Guaranty and Chase) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.25% of the average daily net assets of the Select Shares of each Fund held by investors serviced by the shareholder servicing agent.

The advisers and/or the distributor may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers.

THE FUNDS' DISTRIBUTOR
J.P. Morgan Fund Distributors, Inc. (JPMFD) is the distributor for the Funds. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

HOW YOUR ACCOUNT WORKS

BUYING FUND SHARES

You don't pay any sales charge (sometimes called a load) when you buy Select Shares in these Funds. The price you pay for your shares is the net asset value per share (NAV). NAV is the value of everything a particular Fund owns, minus everything it owes, divided by the number of shares held by investors. Each Fund generally values its assets at their market value but may use fair value if market prices are unavailable or do not represent a security's value at the time of pricing.

The NAV of each class of shares is calculated once each day at the close of regular trading on the New York Stock Exchange (NYSE). You'll pay the next NAV calculated after the JPMorgan Fund Service Center receives your order in proper form. An order is in proper form only after funds are converted into federal funds.

You can buy shares in two ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE OR FINANCIAL SERVICE FIRM
Tell your representative or firm which Funds you want to buy and he or she will contact us. Your representative or firm may charge you a fee and may offer additional services, such as special purchase and redemption programs. Some representatives or firms charge a single fee that covers all services. Your representative or firm may impose different minimum investments and earlier deadlines to buy and sell shares.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782
Or
Complete the application form and mail it along with a check for the amount you want to invest to:

JPMorgan Funds Service Center,

P.O. Box 219392
Kansas City, MO 64121-9392

The JPMorgan Funds Service Center accepts purchase orders on any business day that the NYSE is open. Normally, if the JPMorgan Funds Service Center receives your order in proper form by the close of regular trading on the NYSE, we will process your order at that day's price.

You must provide a Taxpayer Identification Number when you open an account. Each Fund has the right to refuse any purchase order or to stop offering shares for sale at any time.

Make your check out to JPMorgan Funds in U.S. dollars. We do not accept credit cards, cash, or checks from a third party. You cannot sell your shares until your check clears, which could take 15 calendar days after such shares were purchased.

Your purchase will be canceled if your check doesn't clear and you will be responsible for any expenses and losses to the Funds. Orders by wire will be canceled if the JPMorgan Funds Service Center doesn't receive payment by 4:00 p.m. Eastern time on the settlement date.

If you are planning to exchange, sell or transfer shares to another person shortly after buying the shares, you should pay by certified check to avoid delays.

MINIMUM INVESTMENTS

Investors must buy a minimum of $1,000,000 worth of Select Shares in a Fund to open an account. There are no minimum levels for subsequent purchases. Current Shareholders of Select Shares who hold their shares as a result of the reorganization of certain JPMorgan Funds in September 2001 may purchase Select Shares of this and other Funds without regard to this minimum. An investor can combine purchases of Select Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. Each Fund may waive this minimum at its discretion.

SELLING FUND SHARES
When you sell your shares you'll receive the next NAV calculated after the JPMorgan Funds Service Center accepts your order in proper form. In order for you to receive that day's NAV, the JPMorgan Funds Service Center must receive your request before the close of regular trading on the NYSE.

We will need the names of the registered shareholders and your account number before we can sell your shares. We generally will wire the proceeds from the sale to your bank account on the day after we receive your request in proper form. We will not accept an order to sell shares if the Fund has not collected your payment for the shares. Federal law allows the Funds to suspend a sale or postpone payment for more than seven business days under unusual circumstances.

You will need to have your signature guaranteed if you want your payment sent to an address other than the one we have in our records. We may also need additional documents or a letter from a surviving joint owner before selling the shares.

You may sell shares in two ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE OR FINANCIAL SERVICE FIRM
Tell your representative or firm which Funds you want to sell. They'll send all necessary documents to the JPMorgan Funds Service Center.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER

Call 1-800-348-4782. We will mail you a check or send the proceeds via electronic transfer or wire.

REDEMPTIONS-IN-KIND
Each Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING FUND SHARES

You can exchange your Select Class Shares for shares of the same class in certain other JPMorgan Funds. For tax purposes, an exchange is treated as a sale of Fund shares. Carefully read the prospectus of the Funds you want to buy before making an exchange. Call 1-800-348-4782 for details.

You should not exchange shares as a means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We may charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information to find out more about the exchange privilege.

EXCHANGING BY PHONE

You may also use our Telephone Exchange Privilege. You can get information by contacting the JPMorgan Funds Service Center or your investment representative.

OTHER INFORMATION CONCERNING THE FUNDS
We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below the investment minimum noted above for 30 days as a result of selling shares. We'll give you 60 days' notice before closing your account. This restriction does not apply to shareholders who hold their shares as a result of the reorganization of certain JPMorgan Funds in September 2001.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we'll ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instruc-tions. We'll take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Funds liable for any loss or expenses from any sales request, if the Funds take reasonable precautions. The applicable Fund will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the JPMorgan Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

You may write to:

JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392

Each Fund may issue multiple classes of shares. This prospectus relates only to Select Shares of the Funds. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount for each class.

DISTRIBUTIONS AND TAXES

The Funds can earn income and they can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.

The Balanced Fund, Core Equity Fund, Disciplined Equity Fund, Diversified Fund, Equity Growth Fund, Equity Income Fund, Growth and Income Fund and U.S. Equity Fund generally distribute any net investment income at least quarterly. The Capital Growth Fund, Dynamic Small Cap Fund, Small Cap Equity Fund, U.S. Small Company Fund and the U.S. Small Company Opportunities Fund generally distribute any net investment income at least semiannually. The Mid-Cap Value and Small Cap Growth Funds generally distribute net investment income at least annually. Net capital gain is distributed annually. You have three options for your distributions. You may:

- reinvest all of them in additional Fund shares;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels. Capital gain dividends are usually taxable as long-term capital gain at the federal, state and local levels.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup with-holding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax adviser to see how investing in a Fund will affect your own tax situation.

WHAT THE TERMS MEAN

DISTRIBUTION FEE: Covers the cost of the distribution system used to sell shares to the public.

LIQUIDITY: Liquidity is the ability to easily convert investments into cash without losing a significant amount of money in the process.

MANAGEMENT FEE: A fee paid to the investment adviser to manage the Fund and make decisions about buying and selling the Fund's investments.

OTHER EXPENSES: Miscellaneous items, including transfer agency, administration, shareholder servicing, custody and registration fees.

SHAREHOLDER SERVICE FEE: a fee to cover the cost of paying shareholder servicing agents to provide certain support services for your account.

RISK AND REWARD ELEMENTS

This table discusses the main elements that make up each Fund's overall risk and reward characteristics. It also outlines the policies toward various investments, including those that are designed to help a Fund manage risk.


POTENTIAL RISKS                              POTENTIAL REWARDS                         POLICIES TO BALANCE RISK AND REWARD

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES
- When a Fund buys securities before         - The Funds can take advantage of         - The Funds segregate liquid assets to
  issue or for delayed delivery, it            attractive transac- tion opportunities    offset leverage risks
  could be exposed to leverage risk if
  it does not segregate liquid assets

SHORT-TERM TRADING
- Increased trading could raise a Fund's     - The Funds could realize gains in a      - The Funds generally avoid short-term
  brokerage and related costs                  short period of time                      trading, except to take advantage of
- Increased short-term capital gains         - The Funds could protect against losses    attractive or unexpected opportunities
  distributions could raise                    if a stock is overvalued and its value    or to meet demands generated by
  shareholders' income tax liability           later falls                               shareholder activity
                                                                                       - The Funds' Portfolio Turnover Rate for
                                                                                         the most recent fiscal year is listed
                                                                                         below:
                                                                                         Balanced Fund: 102% (for the most
                                                                                         recent semiannual period)
                                                                                         Capital Growth Fund: 25% (for the most
                                                                                         recent period)
                                                                                         Core Equity Fund: 32% (for the most
                                                                                         recent period)
                                                                                         Dynamic Small Cap Fund: 22% (for the
                                                                                         most recent period)
                                                                                         Equity Growth Fund: 71% (for the most
                                                                                         recent period)
                                                                                         Equity Income Fund: 3% (for the most
                                                                                         recent period)
                                                                                         Growth and Income Fund: 10% (for the
                                                                                         most recent period)
                                                                                         Small Cap Equity Fund: 23% (for the
                                                                                         most recent period)
                                                                                         U.S. Small Company Opportunities
                                                                                         Fund: 117% (for the most recent period)

DERIVATIVES
- Derivatives such as futures, options,      - Hedges that correlate well with         - The Funds use derivatives, such as
  swaps, and for- ward foreign currency        underlying posi- tions can reduce or      futures, options, swaps and forward
  contracts(1) that are used for hedging       eliminate losses at low cost              foreign currency contracts, for
  the portfolio or specific securities       - The Funds could make money and protect    hedging and for risk management (i.e.,
  may not fully offset the underlying          against losses if management's            to adjust duration or yield curve
  positions and this could result in           analysis proves correct - Derivatives     exposure, or to establish or adjust
  losses to a Fund that would not have         that involve leverage could generate      exposure to particular securities,
  otherwise occurred                           substantial gains at low cost             markets or curren- cies); risk
- Derivatives used for risk management                                                   management may include management of a
  or to increase the Fund's gain may not                                                 Fund's exposure relative to its
  have the intended effects and may                                                      benchmark. Certain Funds may also use
  result in losses or missed                                                             derivatives to increase the Fund's
  opportunities                                                                          gain
- The counter party to a derivatives                                                   - A Fund only establishes hedges that it
  contract could default                                                                 expects will be highly correlated with
- Derivatives that involve leverage                                                      underlying positions
  could magnify losses                                                                 - While the Funds may use derivatives
- Certain types of derivatives involve                                                   that incidentally involve leverage,
  costs to the Funds which can reduce                                                    they do not use them for the specific
  returns                                                                                purpose of leveraging their portfolio
- Derivatives may, for tax purposes,
  affect the charac- ter of gain and
  loss realized by a Fund, accelerate
  recognition of income to a Fund,
  affect the holding period of a Fund's
  assets and defer recognition of
  certain of a Fund's losses

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.


POTENTIAL RISKS                              POTENTIAL REWARDS                         POLICIES TO BALANCE RISK AND REWARD

SECURITIES LENDING
- When a Fund lends a security, there is     - The Funds may enhance income through    - Each adviser maintains a list of
  a risk that the loaned securities may        the investment of the collateral          approved borrowers
  not be returned if the borrower or the       received from the borrower              - The Funds receive collateral equal to
  lending agent defaults                                                                 at least 100% of the current value of
- The collateral will be subject to the                                                  the securities loaned
  risks of the securities in which it is                                               - The lending agents indemnify the Funds
  invested                                                                               against borrower default
                                                                                       - Each adviser's collateral investment
                                                                                         guidelines limit the quality and
                                                                                         duration of collateral investment to
                                                                                         minimize losses
                                                                                       - Upon recall, the borrower must return
                                                                                         the securities loaned within the
                                                                                         normal settlement period

MARKET CONDITIONS
- Each Fund's share price and                - Stocks have generally outperformed      - Under normal circumstances the Funds
  performance will fluctuate in response       more stable investments (such as bonds    plan to remain fully invested, with at
  to stock and/or bond market movements        and cash equivalents) over the long       least 65% in stocks; stock investments
- Adverse market conditions may from           term                                      may include U.S. and foreign common
  time to time cause a Fund to take          - With respect to the Diversified and       stocks, convertible securities,
  temporary defensive positions that are       Balanced Funds, a diversified,            preferred stocks, trust or partner
  inconsistent with its principal              balanced portfolio should mitigate the    ship interests, warrants, rights, REIT
  investment strategies and may hinder         effects of wide market fluctuations,      interests and investment company
  the Fund from achieving its investment       especially when stock and bond prices     securities
  objective                                    move in different directions            - A Fund seeks to limit risk and enhance
                                                                                         performance through active man-
                                                                                         agement and diversification
                                                                                       - During severe market downturns, each
                                                                                         Fund has the option of investing up to
                                                                                         100% of assets in investment-grade
                                                                                         short-term securities

MANAGEMENT CHOICES
- A Fund could under perform its             - A Fund could outperform its benchmark   - The advisers focus their active
  benchmark due to its securities and          due to these same choices                 management on securities selection,
  asset allocation choices                                                               the area where they believe their
                                                                                         commitment to research can most
                                                                                         enhance returns

FOREIGN INVESTMENTS
- Currency exchange rate movements could     - Favorable exchange rate movements       - The Funds anticipate that total
  reduce gains or create losses                could generate gains or reduce losses     foreign investments will not exceed
- A Fund could lose money because of         - Foreign investments, which represent a    20% of assets (30% for Diversified
  foreign government actions, political        major portion of the world's              Fund, 30% for Equity Growth Fund and
  instability, or lack of adequate and         securities, offer attractive potential    10% for Small Cap Growth Fund)
  accurate information                         performance and opportunities for       - The Funds actively manage the currency
- Currency and investment risks tend to        diversification                           exposure of their foreign investments
  be higher in emerging markets; these       - Emerging markets can offer higher         relative to their benchmarks, and may
  markets also present higher liquidity        returns                                   hedge back into the U.S. dollar from
  and valuation risks                                                                    time to time (see also "Derivatives");
                                                                                         these currency management techniques
                                                                                         may not be available for certain
                                                                                         emerging markets investments

ILLIQUID HOLDINGS
- Each Fund could have difficulty            - These holdings may offer more attrac-   - No Fund may invest more than 15% of
  valuing these holdings precisely             tive yields or potential growth than      net assets in illiquid holdings
- Each Fund could be unable to sell these      comparable widely traded securities     - To maintain adequate liquidity to meet
  holdings at the time or price it                                                       redemptions, each Fund may hold high
  desires                                                                                quality short-term securities
                                                                                         (including repurchase agreements and
                                                                                         reverse repurchase agreements) and,
                                                                                         for temporary or extraordinary
                                                                                         purposes, may borrow from banks up to
                                                                                         33 1/3% of the value of its total
                                                                                         assets or draw on a line of credit

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for the past one through five years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, except as noted, whose reports, along with each Fund's financial statements, are included in the representative fund's annual report, which are available upon request.

JP MORGAN BALANCED FUND(1)

                                                       SIX MONTHS
                                                            ENDED                        YEAR ENDED
                                                          6/30/01  ----------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:                      (UNAUDITED)     12/31/00     12/31/99  12/31/98    12/31/97   12/31/96
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $30.27       $38.50       $34.54      $29.26      $23.66     $21.25
-----------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:

     Net investment income                                0.28(2)      0.86(2)      0.78(2)     0.73        0.74       0.63

     Net gains or losses in securities (both realized
     and unrealized)                                     (1.80)       (1.96)        4.07        6.53        4.86       1.78
                                                         ------       ------      ------      ------      ------     --------
     Total from investment operations                    (1.52)       (1.10)        4.85        7.26        5.60       2.41

   Less distributions:

     Dividends from net investment income                 0.20         1.38         0.70        0.73          --         --

     Distributions from capital gains                     0.34         5.75         0.19        1.25          --         --
                                                        ------       ------       ------      ------      ------     --------
     Total dividends and distributions                    0.54         7.13         0.89        1.98          --         --
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $28.21       $30.27       $38.50      $34.54      $29.26     $23.66
-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                             (4.98%)      (2.55%)      14.23%      25.15%      23.67%     11.31%
=============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                       $55          $61         $103         $59         $36       $23
-----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
-----------------------------------------------------------------------------------------------------------------------------
   Expenses(3)                                            1.00%        1.00%        1.00%       1.00%       1.00%      1.00%
-----------------------------------------------------------------------------------------------------------------------------
   Net investment income(3)                               1.97%        2.23%        2.19%       2.32%       2.73%      2.82%
-----------------------------------------------------------------------------------------------------------------------------
   Expenses without waivers, reimbursements and
   earnings credits(3)                                    1.08%        1.06%        1.19%       1.28%       1.28%      1.17%
-----------------------------------------------------------------------------------------------------------------------------
   Net investment income without waivers, reimbursements
   and earnings credits(3)                                1.89%        2.17%        2.00%       2.04%       2.45%      2.65%
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    102%         134%          45%         58%         64%        70%
-----------------------------------------------------------------------------------------------------------------------------

(1) Formerly Chase Balanced Fund.
(2) Calculated based upon average shares outstanding.
(3) Short periods have been annualized.

JPMORGAN CAPITAL GROWTH FUND(1)

                                                    SIX MONTHS
                                                         ENDED                         YEAR ENDED                     1/25/96(2)
                                                       4/30/01    ---------------------------------------------------    THROUGH
PER SHARE OPERATING PERFORMANCE                     (UNAUDITED)  10/31/00      10/31/99     10/31/98      10/31/97      10/31/96
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $48.76     $43.36        $41.53       $46.90      $41.65       $35.26
---------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:

      Net investment income                                 --(3)    0.04(3)      (0.05)(3)     0.07        0.13(3)      0.17

      Net gains or losses in securities (both
      realized and unrealized)                           (2.07)     10.27          5.80        (0.54)      10.17         6.34
                                                        ------     ------        ------       ------      ------       ----------
      Total from investment operations                   (2.07)     10.31          5.75        (0.47)      10.30         6.51

   Distributions to shareholders from:

      Dividends from net investment income                  --         --            --           --        0.25         0.12

      Distributions from capital gains                    5.48       4.91          3.92         4.90        4.80          --
                                                        ------     ------        ------       ------      ------       ----------
      Total dividends and distributions                   5.48       4.91          3.92         4.90        5.05         0.12
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $41.21     $48.76        $43.36       $41.53      $46.90       $41.65
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(4)                                          (3.91%)    26.34%        14.71%       (1.20%)     26.98%       18.13%
=================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                     $3        $15           $18          $52         $52         $32
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
---------------------------------------------------------------------------------------------------------------------------------
   Expenses(5)                                            0.93%      0.94%         0.92%        0.91%       0.91%        1.25%
---------------------------------------------------------------------------------------------------------------------------------
   Net investment income(5)                               0.01%      0.09%        (0.11%)       0.11%       0.31%        0.81%
---------------------------------------------------------------------------------------------------------------------------------
   Expenses without waivers and reimbursements(5)         0.98%      1.06%         0.99%        0.91%       0.91%        1.25%
---------------------------------------------------------------------------------------------------------------------------------
   Net investment income without waivers and
   reimbursements(3)                                     (0.04%)    (0.03%)       (0.18%)       0.11%       0.31%        0.81%
---------------------------------------------------------------------------------------------------------------------------------
   Portfolio turnover rate(6)                               25%        66%           86%         104%         67%          90%
---------------------------------------------------------------------------------------------------------------------------------

(1) Formerly Chase Vista Capital Growth Fund.
(2) Commencement of offering class of shares.
(3) Calculated based upon average shares outstanding.
(4) Total return figures do not include the effect of any front-end or deferred sales load.
(5) Short periods have been annualized.
(6) The percentages reflect the portfolio turnover of the capital growth portfolio, of which the fund invested all of its investable assets.

JPMORGAN CORE EQUITY FUND(1)

                                                         SIX MONTHS
                                                              ENDED                            YEAR ENDED
                                                            6/30/01     --------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:                         (UNAUDITED)    12/31/00   12/31/99     12/31/98   12/31/97   12/31/96
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $26.41       $32.24     $26.52       $21.25     $15.94     $13.01
--------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:

      Net investment income                                      --(2)        --       0.04(2)      0.09       0.14       0.16
                                                            -------      -------     ------       ------     ------     --------
      Net gains or losses in securities (both realized
      and unrealized)                                         (2.73)       (3.95)      6.27         6.44       5.17       2.77

      Total from investment operations                        (2.73)       (3.95)      6.31         6.53       5.31       2.93

   Less distributions:

      Dividends from net investment income                       --           --       0.04         0.09         --         --

      Distributions from capital gains                           --         1.88       0.55         1.17         --         --
                                                            -------      -------     ------       ------     ------     --------
      Total dividends and distributions                          --         1.88       0.59         1.26         --         --
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $23.68       $26.41     $32.24       $26.52      $21.25    $15.94
--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                (10.34%)      (11.99%)    23.89%       30.95%     33.33%    22.54%
=================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                           $119         $143       $181          $89        $51        $29
--------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
--------------------------------------------------------------------------------------------------------------------------------
   Expenses(3)                                                 1.00%        1.00%      1.00%        1.00%      1.00%      1.00%
--------------------------------------------------------------------------------------------------------------------------------
   Net investment income(3)                                    0.02%       (0.01%)     0.13%        0.39%      0.74%      1.10%
--------------------------------------------------------------------------------------------------------------------------------
   Expenses without waivers, reimbursements and
   earnings credits(3)                                         1.08%        1.05%      1.11%        1.18%      1.20%      1.14%
--------------------------------------------------------------------------------------------------------------------------------
   Net investment income without waivers, reimbursements
   and earnings credits(3)                                    (0.06%)      (0.06%)     0.02%        0.21%      0.54%      0.96%
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                          32%**        37%**      11%(4)       32%        24%        29%
--------------------------------------------------------------------------------------------------------------------------------

(1) Formerly Chase Core Equity Fund.
(2) Calculated based upon average shares outstanding.
(3) Short periods have been annualized.
(4) Portfolio turnover reflects the period January 1, 1999 to August 11, 1999. After August 11, 1999, all the fund's investable assets were invested in the core equity portfolio, and the portfolio turnover rate is disclosed at the portfolio level.
(5) Less than $.005 per share.
 ** The percentages reflect the portfolio turnover of the core equity portfolio, of which the fund invested all of its investable assets.

JPMORGAN DYNAMIC SMALL CAP FUND

                                                                                 SIX MONTHS              YEAR        4/5/99(2)
                                                                                      ENDED             ENDED          THROUGH
PER SHARE OPERATING PERFORMANCE                                                     4/30/01          10/31/00         10/31/99
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                             $  24.65       $  15.98          $ 14.11
-----------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:

      Net investment income                                                         (0.06)(3)      (0.13)(3)        (0.05)

      Net gains or losses in securities (both realized
      unrealized)                                                                   (5.38)          8.80            1.92
                                                                                 --------       --------          ----------
      Total from investment operations                                              (5.44)          8.67            1.87

   Distributions to shareholders from:

      Dividends from net investment income                                             --             --              --

      Distributions from capital gains                                               3.38             --              --
                                                                                 --------       --------          -----------
      Total dividends and distributions                                              3.38             --              --
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                     $15.83         $24.65           $15.98
-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(4)                                                                    (23.11%)        54.26%           13.25%
-----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
=============================================================================================================================
Net assets, end of period (in millions)                                               $--(6)        $--(6)            $--(6)
-----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
-----------------------------------------------------------------------------------------------------------------------------
   Expenses(5)                                                                       1.10%          1.10%            1.91%
-----------------------------------------------------------------------------------------------------------------------------
   Net investment income(5)                                                         (0.66%)        (0.59%)          (0.96%)
-----------------------------------------------------------------------------------------------------------------------------
   Expenses without waivers, reimbursements and earnings credits(5)                 14.70%         15.48%(7)        34.70%(7)
-----------------------------------------------------------------------------------------------------------------------------
   Net investment income without waivers, reimbursements and earnings credits(5)   (14.26%)       (14.97%)(7)      (33.75%)(7)
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                22%            87%              92%
-----------------------------------------------------------------------------------------------------------------------------

(1) Formerly Chase Vista Small Cap Opportunities Fund.
(2) Commencement of offering class of shares.
(3) Calculated based upon average shares outstanding.
(4) Total return figures do not include the effect of any front-end or deferred sales load.
(5) Short periods have been annualized.
(6) Amounts round to less than one million.
(7) Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

JPMORGAN EQUITY GROWTH FUND

                                                         SIX MONTHS
                                                              ENDED                     YEAR ENDED
                                                             6/30/01    -----------------------------------------------------
PER SHARE OPERATING PERFORMANCE:                          (UNAUDITED)   12/31/00  12/31/99    12/31/98  12/31/97  12/31/96
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $43.44      $68.09    $52.36      $38.36    $27.95    $23.20
-----------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:

      Net investment income                                    (0.07)(2)   (0.26)(2) (0.14)(2)    0.03      0.07      0.10

      Net gains or losses in securities (both realized
      and unrealized)                                          (5.11)     (16.22)    16.78       15.78     10.34      4.65
                                                              ------     -------    ------      ------    ------    ---------
      Total from investment operations                         (5.18)     (16.48)    16.64       15.81     10.41      4.75

   Less distributions:

      Dividends from net investment income                        --          --        --        0.03        --        --

      Distributions from capital gains                          2.22        8.17      0.91        1.78        --        --
                                                              ------     -------    ------      ------     -----    ---------
Total dividends and distributions                               2.22        8.17      0.91        1.81        --        --
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $36.04      $43.44    $68.09      $52.36    $38.36    $27.95
-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                  (11.49%)    (23.65%)   31.85%      41.38%    37.20%    20.52%
=============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                            $134        $179      $320        $179       $74       $57
-----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
-----------------------------------------------------------------------------------------------------------------------------
   Expenses(3)                                                  1.00%       1.00%     1.00%       1.00%     1.00%     1.00%
-----------------------------------------------------------------------------------------------------------------------------
   Net investment income(3)                                    (0.36%)     (0.40%)   (0.24%)      0.05%     0.20%     0.41%
-----------------------------------------------------------------------------------------------------------------------------
   Expenses without waivers, reimbursements and
   earnings credits(3)                                          1.05%       1.02%     1.03%       1.09%     1.11%     1.08%
-----------------------------------------------------------------------------------------------------------------------------
   Net investment income without waivers, reimbursements
   and earnings credits(3)                                     (0.41%)     (0.42%)   (0.27%)     (0.04%)    0.09%     0.33%
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                           71%**       58%**     15%(4)      35%       35%       62%
-----------------------------------------------------------------------------------------------------------------------------

(1)Formerly Chase Equity Growth Fund.
(2)Calculated based upon average shares outstanding.
(3)Short periods have been annualized.
(4)Portfolio turnover reflects the period January 1, 1999 to August 11, 1999. After August 11, 1999, all the fund's investable assets were invested in the Equity Growth Portfolio, and the portfolio turnover rate is disclosed at the Portfolio level.
* The percentages reflect the portfolio turnover of the Equity Growth Portfolio, of which the Fund invested all of its investable assets.

JPMORGAN EQUITY INCOME FUND(1)

                                                              SIX MONTHS
                                                                   ENDED                        YEAR ENDED
                                                                 6/30/01   ------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:                             (UNAUDITED)    12/31/00   12/31/99   12/31/98   12/31/97   12/31/96
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                              $35.33      $49.80     $46.14     $36.97     $28.21     $23.93
---------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:

      Net investment income                                         0.10(2)     0.29(2)    0.32(2)    0.33       0.40       0.43

      Net gains or losses in securities (both realized and
      unrealized)                                                  (3.20)      (2.66)      5.65       9.32       8.36       3.85
                                                                  ------      ------     -------    -------    -------    -------
      Total from investment operations                             (3.10)      (2.37)      5.97       9.65       8.76       4.28

   Less distributions:

      Dividends from net investment income                          0.08        0.29       0.31       0.34         --         --

      Distributions from capital gains                              0.02       11.81       2.00       0.14         --         --
                                                                  ------      ------     -------    -------    -------    -------
      Total dividends and distributions                             0.10       12.10       2.31       0.48         --         --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $32.13      $35.33     $49.80     $46.14     $36.97     $28.21
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                       (8.78%)    (3.85%)     13.06%     26.20%     31.50%     17.87%
=================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                                 $82         $97       $170       $128        $75        $63
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
---------------------------------------------------------------------------------------------------------------------------------
   Expenses(3)                                                      0.93%       1.00%      1.00%      1.00%      1.00%      1.00%
---------------------------------------------------------------------------------------------------------------------------------
   Net investment income(3)                                         0.60%       0.59%      0.66%      0.82%      1.67%      1.67%
---------------------------------------------------------------------------------------------------------------------------------
   Expenses without waivers, reimbursements and earnings
   credits(3)                                                       0.99%       1.03%      1.09%      1.10%      1.11%      1.07%
---------------------------------------------------------------------------------------------------------------------------------
   Net investment income without waivers, reimbursements
   and earnings credits(3)                                          0.54%       0.56%      0.57%      0.72%      1.56%     1.60%
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                3%         15%        16%         3%        14%       24%
---------------------------------------------------------------------------------------------------------------------------------

1 Formerly Chase Equity Income Fund.
2 Calculated based upon average shares outstanding.
3 Short periods have been annualized.

JPMORGAN GROWTH AND INCOME FUND(1)

                                                   SIX MONTHS
                                                        ENDED                 YEAR ENDED                       1/25/96(2)
                                                      4/30/01     ----------------------------------------    THROUGH
PER SHARE OPERATING PERFORMANCE                    (UNAUDITED)  10/31/00   10/31/99   10/31/98   10/31/97     10/31/96
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $40.99     $43.89     $43.43     $46.35     $39.26       $34.80
--------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:

      Net investment income                              0.18(3)    0.26(3)    0.35(3)   0.43(3)     0.52(3)      0.47

      Net gains or losses in securities (both
      realized and unrealized)                          (2.25)      3.33       5.12       3.50      10.20         4.46
                                                       ------     -------    -------    -------   --------    ---------
      Total from investment operations                  (2.07)      3.59       5.47       3.93      10.72         4.93

   Distributions to shareholders from:

      Dividends from net investment income               0.15       0.18       0.34       0.29       0.48         0.47

      Distributions from capital gains                   5.70       6.31       4.67       6.56       3.15          --
                                                       ------     -------    -------    -------   --------    ---------
      Total dividends and distributions                  5.85       6.49       5.01       6.85       3.63         0.47
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $33.07     $40.99     $43.89     $43.43     $46.35       $39.26
--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(4)                                         (4.69%)     9.34%     13.30%      9.44%     29.37%       13.39%
==========================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in millions)                    $1         $5        $15        $24       $522          $28
--------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
--------------------------------------------------------------------------------------------------------------------------
   Expenses(5)                                           0.88%      0.89%      0.85%      0.85%      0.86%        1.24%
-----------------------------------------------------------------------------------------------------------------------
   Net investment income(5)                              0.97%      0.64%      0.80%      0.95%      1.21%        1.73%
-----------------------------------------------------------------------------------------------------------------------
   Expenses without waivers and reimbursements(5)        0.88%      0.93%      0.85%      0.85%      0.86%        1.24%
-----------------------------------------------------------------------------------------------------------------------
   Net investment income without waivers and
   reimbursements(5)                                     0.97%      0.60%      0.80%      0.95%      1.21%        1.73%
-----------------------------------------------------------------------------------------------------------------------
   Portfolio turnover rate(6)                              10%        30%       125%       113%        65%          62%
-----------------------------------------------------------------------------------------------------------------------

 (1) Formerly Chase Vista Growth and Income Fund.
 (2) Commencement of offering class of shares.
 (3) Calculated based upon average shares outstanding.
 (4) Total return figures do not include the effect of any front-end or deferred sales load.
 (5) Short periods have been annualized.
 (6) The percentages reflect the portfolio turnover of the Growth and Income Portfolio, of which the Fund invested all of its investable assets.

JPMORGAN SMALL CAP EQUITY FUND(1)

                                                   SIX MONTHS
                                                        ENDED               YEAR ENDED                    5/7/96(2)
                                                      4/30/01   ---------------------------------------  THROUGH
PER SHARE OPERATING PERFORMANCE                    (UNAUDITED)   10/31/00 10/31/99  10/31/98  10/31/97  10/31/96
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $28.52     $23.10    $20.59    $23.71    $19.22    $18.44
------------------------------------------------------------------------------------------------------------------
   Income from investment operations:

      Net investment income                             (0.03)(3)  (0.05)(3) (0.02)(3) (0.02)     0.03      0.02

      Net gain or losses in securities (both
      realized and unrealized)                          (2.78)      8.12      2.70     (2.46)     4.75      0.76
                                                       --------   --------  --------  --------  ------  --------
      Total from investment operations                  (2.81)      8.07      2.68     (2.48)     4.78      0.78

   Distributions to shareholders from:

      Dividends from net investment income                 --         --        --        --        --        --

      Distributions from capital gains                   3.89       2.65      0.17      0.64      0.29        --
                                                       --------   --------  --------  --------  ------  --------
      Total dividends and distributions                  3.89       2.65      0.17      0.64      0.29        --
----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $21.82     $28.52    $23.10    $20.59    $23.71    $19.22
----------------------------------------------------------------------------------------------------------------
TOTAL RETURN(4)                                         (9.78%)    37.94%    13.06%   (10.64%)   25.15%     4.23%
================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                  $421       $383      $269      $254      $307       $52
----------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
----------------------------------------------------------------------------------------------------------------
   Expenses(5)                                           0.93%      0.88%     0.88%     1.04%     1.10%     1.10%
----------------------------------------------------------------------------------------------------------------
   Net investment income(5)                             (0.26%)    (0.20%)   (0.07%)   (0.09%)    0.13%     0.27%
---------------------------------------------------------------------------------------------------------------
   Expenses without waivers, reimbursements and
   earnings credits(5)                                   1.17%      1.13%     1.13%     1.13%     1.14%     1.27%
---------------------------------------------------------------------------------------------------------------
   Net investment income without waivers,
   reimbursements and earnings credits(5)               (0.50%)    (0.45%)   (0.32%)   (0.18%)    0.09%     0.10%
---------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    23%        75%       92%       74%       55%       78%
---------------------------------------------------------------------------------------------------------------

(1) Formerly Chase Vista Small Cap Equity Fund.
(2) Commencement of offering of class of shares.
(3) Calculated based upon average shares outstanding.
(4) Total return figures do not include the effect of any front-end or deferred sales load.
(5) Short periods have been annualized.

JPMORGAN U.S. SMALL COMPANY OPPORTUNITIES FUND(1)


                                                                  YEAR ENDED             6/16/97(2)
                                                      ---------------------------------    THROUGH
PER SHARE OPERATING PERFORMANCE:                      5/31/01      5/31/00     5/31/99     5/31/98
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $15.90       $12.17      $12.57      $10.00
------------------------------------------------------------------------------------------------------
   Income from investment operations:

      Net investment income                             (0.07)          --       (0.01)      (0.02)

      Net gains or losses on investments (both
      realized and unrealized)                          (2.29)        3.73       (0.08)       2.59
                                                      --------    ----------  ----------  ------------
      Total from investment operations                  (2.36)        3.73       (0.09)       2.57

   Less distributions:

      Distributions from capital gains                   1.35           --        0.31          --
                                                      --------    ----------  ----------  ------------
      Total distributions                                1.35           --        0.31          --
------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $12.19       $15.90      $12.17      $12.57
------------------------------------------------------------------------------------------------------
TOTAL RETURN                                           (15.51)%      30.65%      (0.49)%     25.70%(3)
======================================================================================================
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                  $339         $529        $286        $189
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
------------------------------------------------------------------------------------------------------
   Net expenses(4)                                       0.99%        0.99%       1.07%       1.19%
------------------------------------------------------------------------------------------------------
   Net investment income (4)                            (0.35)%      (0.47)%     (0.42)%     (0.37)%
------------------------------------------------------------------------------------------------------
   Expenses without reimbursements (4)                   0.99%        0.99%       1.07%       1.25%
------------------------------------------------------------------------------------------------------
   Net investment income without reimbursements (4)     (0.35)%      (0.47)%     (0.42)%     (0.43)%
------------------------------------------------------------------------------------------------------
   Portfolio turnover rate(5)                             117%         132%        116%         73%
------------------------------------------------------------------------------------------------------

(1) Formerly J.P. Morgan U.S. Small Company Opportunities Fund.
(2) Commencement of operations.
(3) Not annualized.
(4) Short periods have been annualized.
(5) The percentages reflect the portfolio turnover of The U.S. Small Company
(5) Opportunities Portfolio, of which the Fund invested all of the investable assets.

                       This page intentionally left blank.

HOW TO REACH US

MORE INFORMATION
You'll find more information about the Funds in the following documents:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about each Fund's investments and performance.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. This means, by law, it's considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-622-4273 or writing to:

JPMORGAN FUNDS SERVICE CENTER

P.O. BOX 219392
KANSAS CITY, MO 641 .21-9392

If you buy your shares through an institution, you should contact that institution directly for more information. You can also find information online at www.jpmorganfunds.com on the internet.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They'll charge you a copying fee for this service. You can also visit the Public Reference Section and copy the documents while you're there.

PUBLIC REFERENCE SECTION OF THE SEC
WASHINGTON, DC 20549-0102 1-202-942-8090
Email: Publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds is also available on the SEC's website at http://www.sec.gov.

                        JPMorgan Funds Fulfillment Center
                                393 Manley Street
                         West Bridgewater, MA 02379-1039

           The fund's investment company act file nos.are as follows:

                 JPMorgan Balanced Fund              811-5526
                 JPMorgan Capital Growth Fund        811-5151
                 JPMorgan Core Equity Fund           811-5526
                 JPMorgan Disciplined Equity Fund    811-7342
                 JPMorgan Diversified Fund           811-7342
                 JPMorgan Dynamic Small Cap Fund     811-5151
                 JPMorgan Equity Growth Fund         811-5526
                 JPMorgan Equity Income Fund         811-5526
                 JPMorgan Growth and Income Fund     811-5151
                 JPMorgan Mid Cap Value Fund        811-08189
                 JPMorgan Small Cap Equity Fund      811-5151
                 JPMorgan Small Cap Growth Fund     811-08189
                 JPMorgan U.S. Equity Fund           811-7342
                 JPMorgan U.S. Small Company Fund    811-7342
                 JPMorgan U.S. Small Company
                         Opportunities Fund          811-7340

        (C) 2001 JPMorgan Chase & Co. All Rights Reserved. September 2001

                                                                    PR-EQS-901 X

PROSPECTUS SEPTEMBER 7, 2001

JPMORGAN SPECIALTY FUNDS
CLASS A, CLASS B AND CLASS C SHARES

FOCUS FUND
GLOBAL 50 FUND
GLOBAL HEALTHCARE FUND
H&Q IPO & EMERGING COMPANY FUND (CLASS A AND CLASS B)
H&Q TECHNOLOGY FUND

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

CONTENTS
Focus Fund                                           1

Global 50 Fund                                       7

Global Healthcare Fund                              13

H&Q IPO & Emerging Company Fund                     18

H&Q Technology Fund                                 25

The Funds' Management and Administration            31

How Your Account Works                              33

   Know Which Classes to Buy                        33

   About Sales Charges                              33

   Buying Fund Shares                               35

   Selling Fund Shares                              36

   Exchanging Fund Shares                           37

   Other Information Concerning the Funds           38

   Distributions and Taxes                          38

Shareholder Services                                40

What the Terms Mean                                 41

Risk and Reward Elements                            42

Financial Highlights                                45

How to Reach Us                             Back cover

JPMORGAN FOCUS FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 42-44

THE FUND'S OBJECTIVE
The Fund seeks capital growth.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal conditions, the Fund invests at least 80% of its total assets in common stocks of established companies which have market capitalizations of more than $1 billion at the time of purchase. Market capitalization is the total market value of a company's shares. The Fund invests primarily in U.S. companies, but may also invest in multinational companies that issue American depositary receipts.

Although the Fund intends to invest primarily in stocks, under normal market conditions it may invest up to 20% of its total assets in high-quality money market instruments and repurchase agreements. To temporarily defend its assets, the Fund may put any amount of its assets in these types of investments. During unusual market conditions, the Fund may invest up to 20% of its total assets in U.S. government obligations.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

     BEFORE YOU INVEST

     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

     - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

     - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING
     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

The Fund's adviser, J.P. Morgan Fleming Asset Management (USA) Inc. (JPMFAM
(USA)), uses an active equity management style that is focused on capital growth from a portfolio of timely investment opportunities. The Fund seeks capital appreciation by emphasizing companies with an outstanding record of earnings growth relative to the equity markets, a projected rate of growth greater than or equal to the equity markets, above market average price-earnings ratios and below average dividend yields.

The Fund will seek to invest in the 25 companies identified by the adviser as having the most favorable characteristics through a disciplined investment approach which relies on research intensive fundamental analysis.

Fundamental research typically includes analysis of products and market niches, evaluation of competitors, detailed financial analysis, meetings with company management and interviews with industry analysts. In doing its analysis, the adviser will meet industry concentration limits by invest-ing across a number of sectors. However, it may change sector weightings in response to market developments.

The adviser goes through this process at least monthly to identify what it believes to be the best 25 companies and adjust the Fund's holdings as needed. The Fund usually invests approximately equal amounts in each of the 25 companies. However, it may change these weightings and hold assets of more or less than 25 companies. The adviser also uses the process to frequently monitor the Fund's investments.

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. This section sets forth some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may not achieve its objective if companies which the adviser believes will experience earnings growth do not grow as expected.

Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. They may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

Investing a substantial portion of its assets in money market instruments, repurchase agreements and U.S. government debt, including situations in which the Fund is investing for temporary defensive purposes, could reduce the Fund's potential return.

The Fund is non-diversified and may invest in fewer stocks than other global equity funds. This concentration increases the risk and potential of the Fund.

With a concentrated portfolio of securities, it is possible that the Fund could have returns that are significantly more volatile than relevant market indices and other, more diversified mutual funds. Because the Fund holds a relatively small number of securities, a large movement in the price of a stock in the portfolio could have a larger impact on the Fund's share price than would occur if the Fund held more securities.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

     WHO MAY WANT TO INVEST
     THE FUND IS DESIGNED FOR INVESTORS WHO:

     - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT


     - ARE WILLING TO ACCEPT THE ADDED RISKS OF A FUND THAT INVESTS IN A RELATIVELY SMALL NUMBER OF STOCKS

     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

     - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
     - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

     - ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows how the performance of the Fund's Class A shares has varied from year to year over the past two calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual return over the past year and the life of the Fund. It compares that performance to the S&P 500 Index, a widely recognized market benchmark, and the Lipper Large-Cap Core Funds Index.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for the Class A Shares reflects the deduction of the maximum front end sales load and the performance figures in the table for Class B and Class C Shares reflect the deduction of the applicable contingent deferred sales load.

Past performances does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.


YEAR-BY-YEAR RETURNS(1),(2)
[CHART]

1999                     13.68%
2000                    -25.72%

-----------------------------------------
BEST QUARTER                       24.54%
-----------------------------------------
                       4th quarter, 1999
-----------------------------------------
WORST QUARTER                     -22.83%
-----------------------------------------
                       4th quarter, 2000

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -16.43%.

AVERAGE ANNUAL TOTAL RETURNS(%)

Shows performance overtime for periods ended December 31, 2000(1)

                                                PAST 1 YEAR      LIFE OF
                                                                 FUND(1)
-----------------------------------------------------------------------------
CLASS A SHARES                                  -29.99            -8.36
-----------------------------------------------------------------------------
CLASS B SHARES                                  -29.88            -7.85
-----------------------------------------------------------------------------
CLASS C SHARES                                  -26.92            -6.73
-----------------------------------------------------------------------------
S&P 500 INDEX (NO EXPENSES)                      -9.10             7.60
-----------------------------------------------------------------------------
LIPPER LARGE-CAP CORE FUNDS INDEX (NO EXPENSES)  -7.37             7.14
-----------------------------------------------------------------------------

(1) THE FUND COMMENCED OPERATIONS ON 6/30/98.
(2) THE FUND'S FISCAL YEAR END IS 10/31.

INVESTOR EXPENSES FOR CLASS A, B AND C SHARES
The expenses of the Class A, B and C Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

SHAREHOLDERS FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                    CLASS A SHARES CLASS B SHARES CLASS C SHARES
--------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD)
WHEN YOU BUY SHARES, SHOWN
AS % OF THE OFFERING PRICE*         5.75%          NONE           NONE
--------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES
CHARGE (LOAD) SHOWN AS LOWER
OF ORIGINAL PURCHASE PRICE OR
REDEMPTION PROCEEDS                 NONE           5.00%          1.00%
--------------------------------------------------------------------------------

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

ANNUAL FUND OPERATING EXPENSES(%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                 CLASS A SHARES   CLASS B SHARES  CLASS C SHARES
--------------------------------------------------------------------------------
MANAGEMENT FEE                   0.40             0.40            0.40
DISTRIBUTION (RULE 12b-1) FEES   0.25             0.75            0.75
SHAREHOLDER SERVICE FEES         0.25             0.25            0.25
OTHER EXPENSES(1)                0.80             0.80            0.80
--------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES         1.70             2.20            2.20
FEE WAIVER AND EXPENSE
REIMBURSEMENT(2)                (0.45)           (0.35)          (0.35)
--------------------------------------------------------------------------------
NET EXPENSES(2)                  1.25             1.85            1.85
--------------------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.
(2) REFLECTS AN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.25%, 1.85% AND 1.85% OF THE FUND'S AVERAGE DAILY NET ASSETS WITH RESPECT TO CLASS A, B AND C SHARES, RESPECTIVELY, THROUGH 9/7/02.

EXAMPLE This example helps you compare the cost of investing in Class A, B and C Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses for one year and total operating expenses thereafter.

The example is for comparison only; the actual return of Class A, B and C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                                   1 YEAR     3 YEARS      5 YEARS    10 YEARS
--------------------------------------------------------------------------------
CLASS A SHARES* ($)                695        1,039        1,405      2,433
--------------------------------------------------------------------------------
CLASS B SHARES** ($)               688          955        1,348      2,380***
--------------------------------------------------------------------------------
CLASS C SHARES** ($)               288          655        1,148      2,507
--------------------------------------------------------------------------------

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                                   1 YEAR     3 YEARS      5 YEARS    10 YEARS
--------------------------------------------------------------------------------
CLASS B SHARES ($)                 188        655          1,148      2,380***
--------------------------------------------------------------------------------
CLASS C SHARES ($)                 188        655          1,148      2,507
--------------------------------------------------------------------------------

  * ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.

 ** ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD.

*** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE BEEN
    OWNED FOR EIGHT YEARS.

JPMORGAN GLOBAL 50 FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 42-44.

THE FUND'S OBJECTIVE
The Fund seeks to provide high total return from a concentrated portfolio of global equity securities.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests in approximately fifty equity securities of primarily large and mid-cap companies located throughout the world. Using its global perspective, J.P. Morgan Investment Management Inc. (JPMIM), the Fund's adviser, uses the investment process described below to identify those equity securities which in its view have an exceptional return potential. Equity securities may include common stocks, preferred stocks convertible securities and depositary receipts.

Under normal conditions, the Fund invests in equity securities of at least 3 countries, including the United States, and in a variety of industries; the Fund is not constrained by geographic limits and will not concentrate in any one industry. The Fund may invest in both developed and emerging markets. The Fund may invest substantially in securities denominated in foreign currencies and actively seeks to enhance returns through managing currency exposure.

The Fund may change any of its investment policies (including its investment objective) without shareholder approval.

     BEFORE YOU INVEST
     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

     - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

     - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING

     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, the adviser, J.P. Morgan Investment Management Inc. (JPMIM), employs a three-step process that combines research, valuation and stock selection.

Research findings allow the adviser to rank companies according to their relative value; combined with the adviser's qualitative view, the most attractive opportunities in a universe of 2,500 securities are identified.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's growth potential. The adviser produces valuation rankings of issuers with a market capitalization generally greater than $1.5 billion with the help of a variety of models that quantify its research team's findings.

Using research as the basis for investment decisions, adviser constructs a concentrated stock portfolio representing equity securities of companies which in their view have an exceptional return potential relative to other companies. The adviser's security selection focuses on highly rated undervalued companies which also meet certain other criteria, such as responsiveness to industry themes (e.g., consolidation/restructuring), conviction in management, the company's product positioning, and catalysts that may positively affect its performance over the next 12 months.

The adviser actively manages the Fund's currency exposure in an effort to manage risk and enhance total return. The Fund has access to currency specialists to determine the extent and nature of its exposure to various foreign currencies.

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The value of your investment in the Fund will fluctuate in response to movements in global stock markets. Fund performance will also depend on the effectiveness of the adviser's research and stock picking decisions.

The Fund may invest in fewer stocks than other global equity funds. This concentration increases the risk of the Fund. With a concentrated portfolio of securities, it is possible that the Fund could have returns that are significantly more volatile than relevant market indices and other, more diversified mutual funds. Because the Fund holds a relatively small number of securities, a large movement in the price of a stock in the portfolio could have a larger impact on the Fund's share price than would occur if the Fund held more securities.

Because the Fund invests in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social, and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund may invest in mid-capitalization companies. The securities of these companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. These companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

The Fund's investments may take the form of depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

     WHO MAY WANT TO INVEST
     THE FUND IS DESIGNED FOR INVESTORS WHO:

     - ARE PURSUING A LONG-TERM OBJECTIVE SUCH AS RETIREMENT

     - WANT TO ADD A GLOBAL INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO

     - ARE WILLING TO ACCEPT THE ADDED RISKS OF A FUND THAT INVESTS IN A RELATIVELY SMALL NUMBER OF STOCKS

     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
     - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

     - ARE PURSUING A SHORT-TERM OBJECTIVE OR INVESTING EMERGENCY RESERVES

     - ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING
     - ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT
     - WANT A FUND THAT CONSISTENTLY FOCUSES ON PARTICULAR INDUSTRIES OR SECTORS

FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's Shares. The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year for the last two calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual returns for the past year and for the life of the Fund. It compares that performance to the MSCI World Index. This is a widely recognized, unmanaged index that measures stock market performance worldwide using the share prices of approximately 1,600 companies listed on stock exchanges in 22 countries.

The performance for the period before Class A, B and C Shares were launched on 4/16/01 is based on the performance of Select Class Shares of the Fund. However, the actual returns of Class A, B and C Shares would have been lower than shown because Class A, B and C Shares have higher expenses than Select Class Shares. The performance figures in the bar chart do not reflect a front end sales load, which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for the Class A Shares reflects the deduction of the maximum front end sales load and the performance figures in the table for Class B and Class C Shares reflects the deduction of the applicable contingent deferred sales load.

Past performance does not necessarily indicate how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -14.52%.

YEAR-BY-YEAR RETURNS(1),(2),(3)
[CHART]

1999                     45.36%
2000                    -14.35%

-----------------------------------------
BEST QUARTER            24.48%
-----------------------------------------
                        4th quarter, 1999
-----------------------------------------
WORST QUARTER           -7.88%
-----------------------------------------
                        4th quarter, 2000

AVERAGE ANNUAL TOTAL RETURNS(%)

Shows performance over time, for periods ended December 31, 2000(1)

                                          PAST 1 YEAR         LIFE OF FUND(1)
--------------------------------------------------------------------------------
CLASS A SHARES(3)                         -19.28                5.62
--------------------------------------------------------------------------------
CLASS B SHARES(3)                         -18.29                7.05
--------------------------------------------------------------------------------
CLASS C SHARES(3)                         -15.14                8.08
--------------------------------------------------------------------------------
MSCI WORLD INDEX (NO EXPENSES)            -13.18                6.74
--------------------------------------------------------------------------------

(1) THE FUND COMMENCED OPERATIONS ON 5/29/98 AND RETURNS REFLECT PERFORMANCE FROM 5/31/98.
(2) THE FUND'S FISCAL YEAR END IS 10/31.

(3) THE PERFORMANCE SHOWN ABOVE IS FOR SELECT CLASS SHARES, WHICH ARE NOT OFFERED IN THIS PROSPECTUS. THE CLASS A, B AND C SHARES AND SELECT CLASS SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES, HOWEVER, THE PERFORMANCE FOR CLASS A, B AND C SHARES WOULD BE LOWER BECAUSE THEY HAVE HIGHER EXPENSES THAN SELECT CLASS SHARES.

ESTIMATED INVESTOR EXPENSES FOR CLASS A, CLASS B AND CLASS C SHARES
The estimated expenses of the Class A, Class B and Class C Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                              CLASS A SHARES   CLASS B SHARES    CLASS C SHARES
--------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD)
WHEN YOU BUY SHARES, SHOWN
AS % OF THE OFFERING PRICE*   5.75%            NONE              NONE
--------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES
CHARGE (LOAD) SHOWN AS LOWER
OF ORIGINAL PURCHASE PRICE OR
REDEMPTION PROCEEDS           NONE             5.00%             1.00%
--------------------------------------------------------------------------------

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

ESTIMATED ANNUAL FUND OPERATING EXPENSES(%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                              CLASS A SHARES    CLASS B SHARES    CLASS C SHARES
---------------------------------------------------------------------------------
MANAGEMENT FEES                1.25              1.25              1.25
DISTRIBUTION (RULE 12b-1) FEES 0.25              0.75              0.75
SHAREHOLDER SERVICE FEE        0.25              0.25              0.25
OTHER EXPENSES(1)              0.47              0.47              0.47
--------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES       2.22              2.72              2.72
FEE WAIVER AND EXPENSE
REIMBURSEMENTS(2)             (0.47)            (0.47)            (0.47)
--------------------------------------------------------------------------------
NET EXPENSES(2)                1.75              2.25              2.25
--------------------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE BASED ON ESTIMATED EXPENSES FOR THE CURRENT FISCAL
    YEAR.
(2) REFLECTS AN AGREEMENT BY MORGAN GUARANTY TRUST COMPANY OF NEW YORK THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.75%, 2.25% AND 2.25% OF THE FUND'S AVERAGE DAILY NET ASSETS WITH RESPECT TO CLASS A, B AND C SHARES, RESPECTIVELY, THROUGH 9/7/04.

EXAMPLE This example helps you compare the cost of investing in Class A, B and C Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses for three years and total operating expenses thereafter.

This example is for comparison only; the actual return of the Class A, B and C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                               1 YEAR         3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
CLASS A SHARES* ($)            743            1,094       1,568       2,872
--------------------------------------------------------------------------------
CLASS B SHARES** ($)           728            1,003       1,507       2,819***
--------------------------------------------------------------------------------
CLASS C SHARES** ($)           328              703       1,307       2,941
--------------------------------------------------------------------------------

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                               1 YEAR         3 YEARS      5 YEARS     10 YEARS
--------------------------------------------------------------------------------
CLASS B SHARES ($)             228            703          1,307       2,819***
--------------------------------------------------------------------------------
CLASS C SHARES ($)             228            703          1,307       2,941
--------------------------------------------------------------------------------

  * ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.
 ** ASSUMES APPLICABLE DEFERRED SALES CHARGE WHEN SHARES ARE SOLD.

*** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE BEEN
    OWNED FOR EIGHT YEARS.

JPMORGAN GLOBAL HEALTHCARE FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 42-44.

THE FUND'S OBJECTIVE
The Fund seeks to provide high total return from a worldwide portfolio of equity securities in the healthcare sector.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests primarily in equity securities of U.S. and foreign companies of all sizes that offer potential for high total return. The companies in which the Fund invests derive at least 50% of their revenues from, or have 50% of their assets in, healthcare related businesses. The Fund will invest primarily in four subsectors: pharmaceuticals, biotechnology, medical technology, and healthcare services. These investments may include, for example, companies principally engaged in: the design, manufacture or sale of products or services used for, or in connection with, health care, medicine, and agricultural chemicals; research and development of pharmaceutical products and services; the manufacture and/or distribution of biotechnological and biomedical products, including devices, instruments and drug delivery systems; and the operation of healthcare facilities.

There are no prescribed limits on the weightings of securities in any particular subsector or in any individual company.

The Fund may invest in securities of companies from any geographical region, but intends to invest primarily in securities of companies in developed markets. The Fund may also invest, to a lesser extent, in emerging markets.

The Fund may invest substantially in securities denominated in foreign currencies and actively seeks to enhance returns through managing currency exposure. To the extent the Fund hedges its currency exposure into the U.S. dollar, it may reduce the effects of currency fluctuations. The Fund also may hedge from one foreign currency to another, although emerging markets investments are typically unhedged.

Under normal market conditions, the Fund will remain fully invested. Using its global perspective, the Fund's adviser uses the investment process described below to identify those securities which in its view have an exceptional return potential.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

     BEFORE YOU INVEST

     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

     - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

     - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING

     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, J.P. Morgan Investment Management Inc. (JPMIM), the adviser, employs a three-step process that combines research, valuation and stock selection.

Research findings allow the adviser to rank companies according to their relative value; combined with the adviser's qualitative view, the most attractive investment opportunities in the universe of healthcare stocks are identified.

The adviser takes an in-depth look at company prospects over a relatively long period--often as much as five years--rather than focusing on near-term expectations. This approach is designed to provide insight into a company's growth potential.

Using research as the basis for investment decisions, the adviser construct a portfolio representing companies in the healthcare sector, which in their view have an exceptional return potential relative to other companies in this sector. The adviser's stock selection criteria focus on highly rated U.S. and foreign companies which also meet certain other criteria, such as responsiveness to industry themes (e.g., consolidation/restructuring), new drug development, conviction in management, the company's product pipeline, and catalysts that may positively affect a stock's performance over the next twelve months.

The adviser actively manages the Fund's currency exposure in an effort to manage risk and enhance total return. The Fund has access to the adviser's currency specialists to determine the extent and nature of its exposure to various foreign currencies.

     INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The value of your investment in the Fund will fluctuate in response to movements in the global stock markets. Fund performance also will depend on the effectiveness of the adviser's research and the management team's stock picking decisions.

The Fund is non-diversified and may invest in fewer stocks than other global equity funds. This concentration increases the risk and potential of the Fund.

With a concentrated portfolio of securities, it is possible that the Fund could have returns that are significantly more volatile than relevant market indices and other, more diversified mutual funds. Because the Fund holds a relatively small number of securities, a large movement in the price of a stock in the portfolio could have a larger impact on the Fund's share price than would occur if the Fund held more securities.

Because the Fund's investments are concentrated in the healthcare sector, the value of its shares will be affected by factors unique to this sector and may fluctuate more widely than that of a fund which invests in a broad range of industries. Healthcare companies are subject to government regulation and approval of their products and services, which can have a significant effect on their market price. The types of products or services produced or provided by these companies may quickly become obsolete. Moreover, liability for products that are later alleged to be harmful or unsafe may be substantial, and may have a significant impact on the healthcare company's market value and/or share price. Biotechnology and related companies are affected by patent considerations, intense competition, rapid technology change and obsolescence, and regulatory requirements of various federal and state agencies. In addition, many of these companies are relatively small and may trade less frequently and have less publicly available information, may not yet offer products or offer a single product, and may have persistent losses during a new product's transition from development to production or erratic revenue patterns. The stock prices of these companies are very volatile, particularly when their products are up for regulatory approval and/or under regulatory scrutiny.

Because the Fund invests in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social, and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to conver into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

     WHO MAY WANT TO INVEST
     THE FUND IS DESIGNED FOR INVESTORS WHO:

     - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

     - WANT TO ADD A GLOBAL INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
     - ARE LOOKING FOR THE ADDED REWARDS AND ARE WILLING TO ACCEPT THE ADDED RISKS OF A FUND THAT INVESTS IN THE HEALTHCARE SECTOR

     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
     - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
     - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES
     - ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING
     - ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT
     - ARE UNCOMFORTABLE WITH THE FUND'S FOCUS ON THE HEALTHCARE SECTOR

THE FUND'S PAST PERFORMANCE(1)
The Fund was recently organized and therefore has no performance history. Once the Fund has performance for at least one calendar year, a bar chart and performance table will be included in the prospectus. Although past performance of a fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.

ESTIMATED INVESTOR EXPENSES FOR CLASS A, CLASS B AND CLASS C SHARES
The estimated expenses of the Class A, Class B and Class C Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                CLASS A SHARES   CLASS B SHARES   CLASS C SHARES
--------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD)
WHEN YOU BUY SHARES, SHOWN
AS % OF THE OFFERING PRICE*     5.75%            NONE             NONE
--------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES
CHARGE (LOAD) SHOWN AS LOWER
OF ORIGINAL PURCHASE PRICE OR
REDEMPTION PROCEEDS             NONE             5.00%            1.00%
--------------------------------------------------------------------------------

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

ESTIMATED ANNUAL FUND OPERATING EXPENSES(%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                  CLASS A SHARES  CLASS B SHARES  CLASS C SHARES
--------------------------------------------------------------------------------
MANAGEMENT FEES                    1.25            1.25            1.25
DISTRIBUTION (RULE 12b-1) FEES     0.25            0.75            0.75
SHAREHOLDER SERVICE FEE            0.25            0.25            0.25
OTHER EXPENSES(2)                  0.85            0.85            0.85
--------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES           2.60            3.10            3.10
FEE WAIVER AND EXPENSE
REIMBURSEMENTS(3)                 (0.85)          (0.85)          (0.85)
--------------------------------------------------------------------------------
NET EXPENSES(3)                    1.75            2.25            2.25
--------------------------------------------------------------------------------

(1) THE FUND'S FISCAL YEAR END IS 10/31.
(2) "OTHER EXPENSES" ARE BASED ON ESTIMATED EXPENSES FOR THE CURRENT FISCAL
    YEAR.
(3) REFLECTS AN AGREEMENT BY MORGAN GUARANTY TRUST COMPANY OF NEW YORK THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.75%, 2.25% AND 2.25% OF THE FUND'S AVERAGE DAILY NET ASSETS WITH RESPECT TO CLASS A, B AND C SHARES, RESPECTIVELY, THROUGH 9/7/04.

EXAMPLE This example helps you compare the cost of investing in Class A, B and C Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses for three years and total operating expenses thereafter.

This example is for comparison only; the actual return of the Class A, B and C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                       1 YEAR        3 YEARS      5 YEARS     10 YEARS
----------------------------------------------------------------------
CLASS A SHARES*  ($)   743           1,094        1,647       3,148
----------------------------------------------------------------------
CLASS B SHARES** ($)   728           1,003        1,589       3,101***
----------------------------------------------------------------------
CLASS C SHARES** ($)   328             703        1,389       3,219
----------------------------------------------------------------------

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                       1 YEAR         3 YEARS      5 YEARS    10 YEARS
----------------------------------------------------------------------
CLASS B SHARES ($)     228            703          1,389      3,101***
----------------------------------------------------------------------
CLASS C SHARES ($)     228            703          1,389      3,219
----------------------------------------------------------------------

  * ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.

 ** ASSUMES APPLICABLE DEFERRED SALES CHARGE WHEN SHARES ARE SOLD.
*** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE BEEN
    OWNED FOR EIGHT YEARS.

JPMORGAN H&Q IPO & EMERGING COMPANY FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 42-44.

THE FUND'S OBJECTIVE
The Fund seeks capital appreciation.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund seeks to achieve its goal by investing, under normal market conditions, at least 65% of its assets in a diversified portfolio of common stocks acquired as part of, or within 18 months after, a company's initial public offering and traded on the New York Stock Exchange, American Stock Exchange or NASDAQ National Market. The issuance of common stocks of these emerging companies are generally referred to as initial public offerings (IPOs).

J.P. Morgan Fleming Asset Management (USA) Inc. (JPMFAM (USA)) is the investment adviser for the Fund. When Symphony Asset Management, LLC (Symphony), the sub-adviser to the Fund, believes that the number or quality of IPOs available for the Fund investment is inadequate, Symphony intends to invest in futures contracts or participations based on equity indexes, such as the S&P 500(R) Index, Russell 2000(R) Index or Wilshire 4500(R) Index. Symphony may also purchase non-IPO equity securities (including common stocks, preferred stocks, convertible securities and warrants) issued primarily by companies which have capitalizations of $1 billion or less at the time of investment.

The Fund may invest up to 20% of its total assets in foreign securities. It may also invest up to 20% of its total assets in convertible securities, which generally pay interest or dividends and which can be converted into common or preferred stock.

Although the Fund intends to invest primarily in equity securities, under normal market conditions it may invest up to 20% of its total assets in high quality money market instruments and repurchase agreements. To temporarily defend its assets, the Fund may put any amount of its assets in these types of investments.

During unusual market conditions, the Fund may invest up to 20% of its assets in U.S. Government obligations.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

     BEFORE YOU INVEST
     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

     - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

     - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING

     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

Symphony has developed a quantitative model which tracks historical IPO performance. At the time of an initial public offering, Symphony will purchase IPO shares that meet certain minimum quantitative criteria for offering size, issuer market capitalization and lead underwriter, among other factors. Symphony will attempt to purchase these shares directly from the underwriters, at the offering price. If shares cannot be obtained at the offering price, they will be purchased in the secondary market. For a period of up to 18 months after an initial public offering of shares, Symphony will also purchase such IPO shares based upon the above criteria and certain aftermarket criteria, such as analyst ratings, price, performance, valuation relative to the industry and insider activity. IPO shares held by the Fund will be sold based upon similar aftermarket criteria. The Fund normally expects to sell most of its IPO holdings within a year of purchase. When making investment decisions, Symphony will employ qualitative, as well as quantitative, techniques and will emphasize issuers with growth characteristics.

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if Sympony's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Most IPOs involve a high degree of risk not normally associated with offerings of more seasoned companies. Companies involved in IPOs generally have limited operating histories, and their prospects for future profitability are uncertain. These companies often are engaged in new and evolving businesses and are particularly vulnerable to competition and to changes in technology, markets and economic conditions. They may be dependent on certain key managers and third parties, need more personnel and other resources to manage growth and require significant additional capital. They may also be dependent on limited product lines and uncertain property rights and need regulatory approvals. Investors in IPOs, such as the Fund, can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. Stock prices of IPOs can also be highly unstable, due to the absence of a prior public market, the small number of shares available for trading and limited investor information.

To the extent the Fund invests in non-IPO equity securities of companies with small capitalizations, it will be subject to certain risks. The value of an investment in the Fund is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That's because smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of the securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

Stock markets will fall periodically. As with any investment whose performance is tied to stock markets, the value of an investment in the Fund will fluctuate, which means that investors could lose money.

Many factors can affect stock market performance. Political and economic news can influence market-wide trends. Other factors may be ignored by the market as a whole but may cause movements in the price of one company's stock or the stock of companies in one or more industries. All of these factors may have a greater impact on IPOs and, therefore, may have a significant impact on the Fund.

The number or quality of IPOs available for the Fund to purchase may be inadequate for extended periods of time. During such periods, the Fund will not be able to implement its main investment strategy. This could significantly and adversely affect the Fund's investment return.

The IPO market tends to favor certain industries from time to time. As a result, the companies in which the Fund invests at any given time may represent a limited number of industries, and the Fund's share price may be subject to greater volatility.

The Fund may agree to contractual restrictions on its resale of certain IPOs. These restrictions, known as "lock-ups," will typically extend from 30 to 180 days after the initial public offering. During the period of the lock-up, the Fund will not be able to sell these securities and the value of these securities may decline as a result of adverse market movements.

The adviser may appear to have a conflict of interest when the Fund purchases IPOs from underwriting syndicates in which affiliates of the Fund's adviser act as a member or manager. The Fund will not purchase IPOs directly from such affiliates, and the Fund otherwise intends to conduct these purchases in compliance with applicable SEC rules.

The Fund may be unable to purchase IPOs at the offering price. The price of IPO shares in the aftermarket may greatly exceed the offering price, making it more difficult for the Fund to realize a profit.

The Fund normally expects to sell most of its IPO holdings within a year. Some gains from such sales will also be treated as short-term capital gains. Such capital gains are generally taxable at higher rates than long-term capital gains. Frequent trading and turnover of the Fund's portfolio could mean higher brokerage commissions and other transaction costs, which could reduce the Fund's returns.

The Fund may have to sell stocks at a loss in order to pay for sales by its shareholders. Sales are more likely to occur when prices of IPO stocks are declining, and prices of IPO stocks may fall more rapidly than those of other securities.

The Fund has a limited operating history. Symphony's model is based largely on a limited period of past market performance and may fail to anticipate shifts in market dynamics over time.

Symphony's model relies on market and other data compiled from other sources, primarily IPO Edge, a leading provider of IPO information. If this information were to become unavailable or unreliable, the Fund's investment strategy could be disrupted.

Investments in foreign securities may be riskier than investments in the U.S. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

     WHO MAY WANT TO INVEST
     THE FUND IS DESIGNED FOR INVESTORS WHO:

     - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

     - ARE WILLING TO ACCEPT THE ADDED RISKS OF A FUND THAT INVESTS IN IPOS

     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

     - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
     - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES
     - ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING
     - ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT

The market value of convertible securities tends to decline as interest rates increase, and increase as interest rates decline. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and U.S. Government debt, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential return.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's Shares. The bar chart shows how the performance of the Fund's Class A shares has varied over the past calendar year. This provides some indication of the risks of investing in the Fund. The table shows the average annual return over the past year and life of the Fund. It compares that performance to the S&P 500 Index, a widely recognized market benchmark.

The Fund's inception was on 3/16/01. Performance information prior to that date is based on that of the Fund's predecessor, H&Q IPO & Emerging Company Fund, a series of Hambrecht & Quist Fund Trust having the same sub-adviser as the Fund, which transferred all of its assets and liabilities in the fund pursuant to a reorganization in March 2001. The H&Q IPO & Emerging Company Fund began operations on 10/29/99. Common Shares were converted to Class A Shares of the Fund in March of 2001.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance for the Class A Shares reflects the deduction of the maximum front end sales load. The performance for Class B Shares reflects the deduction of the applicable contingent deferred sales load.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -18.81%.

YEAR BY YEAR RETURN(1),(2)
[CHART]

2000                  -49.12%

---------------------------------------
BEST QUARTER                     13.75%
---------------------------------------
                      1st Quarter, 2000
---------------------------------------
WORST QUARTER                   -42.32%
---------------------------------------
                      4th Quarter, 2000

AVERAGE ANNUAL TOTAL RETURNS(%)

Shows performance over time for periods ended December 31, 2000(1)

                                           PAST 1 YEAR              LIFE OF FUND
--------------------------------------------------------------------------------
CLASS A SHARES                             -52.06                   -27.96
--------------------------------------------------------------------------------
CLASS B SHARES                             -52.05                   -27.38
--------------------------------------------------------------------------------
S&P 500 Index (NO EXPENSES)                 -9.10                    -1.16
--------------------------------------------------------------------------------

(1) THE FUND COMMENCED OPERATIONS ON 10/29/99.
(2) THE FUND'S FISCAL YEAR END IS 9/30.

INVESTOR EXPENSES FOR CLASS A AND CLASS B SHARES
The expenses of the Class A and Class B Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                         CLASS A SHARES          CLASS B SHARES
--------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD)
WHEN YOU BUY SHARES, SHOWN
AS % OF THE OFFERING PRICE*              5.75%                   NONE
--------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES
CHARGE (LOAD) SHOWN AS LOWER
OF ORIGINAL PURCHASE PRICE OR
REDEMPTION PROCEEDS                      NONE                    5.00%
--------------------------------------------------------------------------------

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE

ANNUAL FUND OPERATING EXPENSES(%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                       CLASS A SHARES            CLASS B SHARES
--------------------------------------------------------------------------------
MANAGEMENT FEE                         0.65                      0.65
DISTRIBUTION(RULE 12b-1) FEES          0.30                      1.00
SHAREHOLDER SERVICE FEE                NONE                      NONE
OTHER EXPENSES(1)                      0.40                      0.55
--------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES               1.35                      2.20
FEE WAIVER AND EXPENSE
REIMBURSEMENTS(2)                      NONE                      0.15
--------------------------------------------------------------------------------
NET EXPENSES(2)                        1.35                      2.05
--------------------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.
(2) REFLECTS AN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.35% AND 2.05% OF THE FUND'S AVERAGE DAILY NET ASSETS WITH RESPECT TO CLASS A AND B SHARES, RESPECTIVELY, THROUGH 9/7/02.

EXAMPLE This example helps you compare the cost of investing in Class A and B Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses for one year and total operating expenses thereafter.

The example is for comparison only; the actual return of Class A and B Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COSTS WOULD BE:

                       1 YEAR        3 YEARS      5 YEARS     10 YEARS
--------------------------------------------------------------------------------
CLASS A SHARES* ($)    $705          $978         $1,272      $2,105
--------------------------------------------------------------------------------
CLASS B SHARES** ($)   $708          $974         $1,366      $2,307***
--------------------------------------------------------------------------------

IF YOU DON'T SELL YOUR SHARES YOUR COSTS WOULD BE:

                               1 YEAR         3 YEARS      5 YEARS     10 YEARS
--------------------------------------------------------------------------------
CLASS B SHARES ($)             $208           $674         $1,166      $2,307***
--------------------------------------------------------------------------------

  * ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.
 ** ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD.

*** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE BEEN
    OWNED FOR EIGHT YEARS.

JPMORGAN H&Q TECHNOLOGY FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 42-44

THE FUND'S OBJECTIVE
The Fund seeks capital growth over the long term.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund seeks to achieve its objective by investing, under normal market conditions, at least 65% of its total assets in equity securities of technology companies. The Fund will invest in equity securities of companies with various market capitalizations including large, mid and small capitalizations. As a result, at times the Fund may be investing a significant portion of its assets in securities of small and mid-capitalization companies.

Equity securities include common stocks, preferred stocks, convertible securities and depositary receipts.

Technology companies are companies with revenues primarily generated by technology products and services. These include the internet, computers and computer peripherals, software, electronic components and systems, communications equipment and services, semiconductors and media and information services.

The Fund may invest up to 20% of its total assets in foreign securities. These investments may take the form of depositary receipts. It may also invest in convertible securities, which generally pay interest or dividends and which can be converted into common or preferred stock. Convertible securities are not expected to be a significant portion of the Fund's assets.

From time to time, the Fund may invest in shares of companies through initial public offerings (IPOs), though such investments are not expected to represent a significant portion of the Fund's assets.

The Fund may also invest in high-quality money market instruments and repurchase agreements. To temporarily defend its assets, the Fund may put any amount of its assets in these types of investments.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain. However, investments in derivatives are not expected to represent a significant portion of the Fund's assets.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

     BEFORE YOU INVEST
     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
     - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT GOAL.
     - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING

     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

The Fund's adviser, J.P. Morgan Fleming Asset Management (USA) Inc. (JPFAM
(USA)), does quantitative analysis and fundamental research in an attempt to identify equities with the best growth potential within the universe of technology securities. Quantitative analysis will include looking at financial ratios as well as historical patterns in growth rates.
Fundamental research involves concentrating on "fundamental" information about an issuer, such as the health and growth rate of the company's end-market, long-term profitability trends of its industry, and its competitive position history and management. Accordingly, the adviser may look at growth-oriented factors such as projected earnings and/or revenue growth and improved earnings characteristics. The adviser will also seek to identify companies whose products are targeted to markets which the adviser expects to grow at a high rate such as the communications and internet-related sectors. The adviser's research will include discussions with company management and other industry participants to determine the quality of individual companies' services and products relative to its competitors.

In determining whether to sell a stock, the adviser will use the same type of analysis that it uses in buying a stock in order to determine if the stock is still an attractive investment opportunity.

     INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. This section describes some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in the stock market as well as the performance of companies selected for the Fund's portfolio.

The Fund's focus on stocks in the technology sector makes it more susceptible to factors affecting that sector. Investing in technology companies exposes the Fund to special risks. For example, rapid advances in technology might cause existing products to become obsolete or have relatively short product cycles, and the Fund's returns could suffer to the extent it holds an affected company's shares. Competition among technology companies may result in increasingly aggressive pricing of their products and services, which may affect the profitability of companies in the Fund's portfolio. Additionally, technology companies are dependent upon consumer and business acceptance as new technologies evolve. Companies in a number of technology industries are also subject to more governmental regulations and approval processes than many other industries. Changes in governmental policies, such as telephone and cable regulations and antitrust enforcement, may have a material effect on the products and services of technology companies. In addition, the rate of technological change often requires extensive and sustained investment in research and development. Some technology companies, particularly internet-related companies, may trade at prices that do not reflect traditional valuation methods. All these factors may affect a company's overall profitability and cause its stock price to be more volatile.

The Fund may not achieve its objective if companies that the adviser believes will experience earnings growth do not grow as expected.

The securities of mid-capitalization and small-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Mid-capitalization and small-capitalization companies may have limited product lines, markets or financial resources, and they may depend on a small management group. As a result, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests primarily in larger companies.

Investments in foreign securities may be riskier than investments in the U.S. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

IPOs and companies that have recently gone public have the potential to produce substantial gains for the Fund. However, there is no assurance that the fund will have access to profitable IPOs. Furthermore, stocks of some newly public companies may decline shortly after the initial public offering. The securities of companies that have recently gone public may trade less frequently and in smaller volumes than securities of more established companies.

The market value of convertible securities tends to decline as interest rates increase, and increase as interest rates decline. Although the value of a convertible security may not exactly track that of its underlying common or preferred stock, its value does tend to change whenever the market value of underlying common or preferred stock fluctuates.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and U.S. government debt, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential return.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund is not diversified. It will invest a greater percentage of its assets in technology companies than a diversified fund would. In addition, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the value of its shares more sensitive to economic problems among those issuing securities.

The Fund may have to sell securities at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of technology companies are declining, and prices of these securities may fall more rapidly than those of other securities.

     WHO MAY WANT TO INVEST
     THE FUND IS DESIGNED FOR INVESTORS WHO:
     - ARE WILLING TO ACCEPT THE ADDED RISKS OF A FUND THAT INVESTS IN THE TECHNOLOGY SECTOR

     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

     - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
     - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES
     - ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING
     - ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT
     - ARE UNCOMFORTABLE WITH THE FUND'S FOCUS ON THE TECHNOLOGY SECTOR

THE FUND'S PAST PERFORMANCE(1)
The Fund was recently organized and therefore has no performance history. Once the Fund has performance for at least one calendar year, a bar chart and performance table will be included in the prospectus. Although past performance of a fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.

INVESTOR EXPENSES FOR CLASS A, CLASS B AND CLASS C SHARES
The expenses of the Class A, Class B and Class C Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                CLASS A SHARES   CLASS B SHARES   CLASS C SHARES
--------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD)
WHEN YOU BUY SHARES, SHOWN
AS % OF THE OFFERING PRICE*     5.75%            NONE             NONE
--------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES
CHARGE (LOAD) SHOWN AS LOWER
OF ORIGINAL PURCHASE PRICE OR
REDEMPTION PROCEEDS             NONE             5.00%            1.00%
--------------------------------------------------------------------------------

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

ANNUAL FUND OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                               CLASS A SHARES    CLASS B SHARES   CLASS C SHARES
--------------------------------------------------------------------------------
MANAGEMENT FEE                  0.75              0.75             0.75
DISTRIBUTION (RULE 12b-1) FEE   0.25              0.75             0.75
SHAREHOLDER SERVICE FEE         0.25              0.25             0.25
OTHER EXPENSES(2)               1.97              1.97             1.98
--------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES        3.22              3.72             3.73
FEE WAIVER AND EXPENSE
REIMBURSEMENT(3)               (1.37)            (1.37)           (1.38)
--------------------------------------------------------------------------------
NET EXPENSES(3)                 1.85              2.35             2.35
--------------------------------------------------------------------------------

(1) THE FUND'S FISCAL YEAR END IS 10/31.
(2) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED FOR THE CURRENT FISCAL
    YEAR.
(3) REFLECTS AN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.85%, 2.35% AND 2.35% OF THE FUND'S AVERAGE DAILY NET ASSETS WITH RESPECT TO CLASS A, B AND C SHARES, RESPECTIVELY, THROUGH 9/7/02.

EXAMPLE This example helps you compare the cost of investing in Class A, B and C Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year and

- net expenses for one year and total operating expenses thereafter.

The example is for comparison only; the actual return of the Class A, B and C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                               1 YEAR         3 YEARS       5 YEARS    10 YEARS
--------------------------------------------------------------------------------
CLASS A SHARES *($)            752            1,389         2,050      3,806
--------------------------------------------------------------------------------
CLASS B SHARES **($)           738            1,312         2,005      3,769***
--------------------------------------------------------------------------------
CLASS C SHARES **($)           338            1,014         1,809      3,887
--------------------------------------------------------------------------------

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                             1 YEAR         3 YEARS       5 YEARS    10 YEARS
--------------------------------------------------------------------------------
CLASS B SHARES ($)           238            1,012        1,805      3,769***
--------------------------------------------------------------------------------
CLASS C SHARES ($)           238            1,014        1,809      3,887
--------------------------------------------------------------------------------

  * ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.
 ** ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD.

*** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARE AFTER THEY HAVE BEEN
    OWNED FOR EIGHT YEARS.

THE FUNDS' MANAGEMENT AND ADMINISTRATION

The Global 50 Fund and the Global Healthcare Fund are series of J.P. Morgan Series Trust, a Massachusetts business trust. The Focus Fund and H&Q Technology Fund are series of Mutual Fund Group, a Massachusetts business trust. The H&Q IPO & Emerging Company Fund is a series of Mutual Fund Investment Trust, also a Massachusetts business trust. The trusts are all governed by the same trustees. The trustees of each trust are responsible for overseeing all business activities.

THE FUNDS' INVESTMENT ADVISERS
J.P. Morgan Investment Management Inc. (JPMIM) is the investment adviser and makes the day-to-day investment decisions for the Global 50 and Global Healthcare Funds. JPMIM is located at 522 5th Avenue, New York, NY 10036.

J.P. Morgan Fleming Asset Management (USA) Inc.(JPMFAM(USA)) is the investment adviser and makes the day-to-day investment decisions for the Focus, H&Q Technology and H&Q IPO & Emerging Company Funds. JPMFAM (USA) is located at 522 5th Avenue, New York, NY 10036. JPMIM and JPMFAM (USA) are wholly owned subsidiaries of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company.

Symphony is the sub-adviser to the H&Q IPO and Emerging Company Fund. Symphony is located at 555 California Street, Suite 2975, San Francisco, CA 94104.

During the most recent fiscal year, each adviser was paid management fees (net of waivers) as a percentage of average daily net assets as follows:

                           FISCAL
FUND                       YEAR END  %
-----------------------------------------
FOCUS FUND                 10/31     0.40
-----------------------------------------
GLOBAL 50 FUND             10/31     1.25
-----------------------------------------
GLOBAL HEALTHCARE FUND     10/31     1.25
-----------------------------------------
H&Q IPO AND EMERGING
COMPANY FUND                9/30     0.65
-----------------------------------------
H&Q TECHNOLOGY FUND        10/31     0.00
-----------------------------------------

PORTFOLIO MANAGERS

FOCUS FUND
Henry Lartigue and Jeff Phelps, Portfolio Managers at JPMFAM (USA), are responsible for management of the portfolio. They have been managing the Fund since August 1999 and February 2001, respectively. Mr.Lartigue joined JPMFAM
(USA) in 1984. Prior to managing the Fund, Mr.Lartigue managed several other equity funds. Mr.Phelps joined JPMFAM (USA) in 1997. Prior to joining JPMFAM
(USA), he was employed by Houston Industries.

GLOBAL HEATHCARE FUND
The portfolio management team is led by Andrew C. Cormie, Managing Director, who has been an international equity portfolio manager since 1977 and employed by JPMIM since 1984. Shawn Lytle, Vice President, who has been an international equity portfolio manager since 1998 and employed by JPMIM since 1992, and Bertrand Biragnet, Vice President, an international portfolio manager since joining JPMIM in 1996. Prior to joining JPMIM, Mr. Biragnet worked at the European Center for Particle Physics in Geneva and T. Hoare & Co. stockbrokers in London.

GLOBAL 50 FUND

The portfolio management team is led by Mr.Cormie and Mr. Lytle. Please see above for information regarding Mr. Cormie and Mr. Lytle.

H&Q IPO AND EMERGING COMPANY FUND
Ross Sakamato, who has been a portfolio manager at Symphony since 1996, is responsible for H&Q IPO & Emerging Company Fund's day-to-day management. Prior to 1996, he was a Principal in the Investment Strategies Group of Barclays Global Investors and its predecessors.

H&Q TECHNOLOGY FUND
Portfolio Manager T. Gary Liberman, Senior Vice President, is responsible for management of the Fund's portfolio. Mr. Liberman joined JPMFAM (USA) in 1995 as a small cap technology analyst. He has been portfolio manager of the Fleming US Technology Fund since its inception in December 1997. Prior to joining Fleming, Mr. Liberman worked for Salomon Brothers Asset Management as a large-cap technology analyst. Before his career in investments, Mr. Liberman worked for Arthur Andersen & Co. as a public accountant. Mr. Liberman received a BS in Accounting from the University of Maryland in 1990 and an MBA in Finance from New York University in 1993.

THE FUNDS' ADMINISTRATORS
Either Morgan Guaranty Trust Company of New York or The Chase Manhattan Bank (each, an Administrator) provides administrative services and oversees each Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services:

0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets over $25 billion.

The Funds have agreements with certain shareholder servicing agents (including Morgan Guaranty Trust Company of New York and The Chase Manhattan Bank) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.25% of the average daily net assets of the Class A, Class B and Class C Shares of the Funds (except the H&Q IPO & Emerging Company Fund) held by investors serviced by the shareholder servicing agent.

The advisers and/or distributor may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers.

THE FUNDS' DISTRIBUTOR

J.P. Morgan Fund Distributors, Inc. (JPMFD) is the distributor for the Funds. It's a subsidiary of BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

HOW YOUR ACCOUNT WORKS

KNOW WHICH CLASSES TO BUY

Each Fund may issue multiple classes of shares. This prospectus relates only to Class A and Class B Shares of the Funds and Class C Shares of each Fund except the H&Q IPO & Emerging Company Fund. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling fund shares may receive a different amount for each class.

You will need to choose a share class before making your initial investment. In making your choice, you should weigh the impact of all potential costs over the length of your investment, including sales charges and annual fees. For example, in some cases, it can be more economical to pay an initial sales charge than to choose a class with no initial sales charge, but higher annual fees and a contingent deferred sales charge.

ABOUT SALES CHARGES

You may pay a sales charge to buy Class A Shares and you may pay a sales charge with respect to Class B or C shares in the Funds. There are also ongoing charges that all investors pay as long as they own their shares.

You may purchase Class A, Class B or Class C Shares in each Fund described in the prospectus, except the H&Q IPO & Emerging Company Fund, which only offers Classes A & B.

Different charges are associated with each class of shares:

- If you choose to invest in Class A shares, you may pay a sales charge when you invest.

- If you choose to invest in Class B Shares, you may pay a deferred sales charge. You are not required to pay a sales charge when you invest, but may be required to pay a charge when you sell your shares, depending on the length of your investment in the particular shares.

- If you choose to invest in Class C Shares, you will be required to pay a sales charge if you hold the shares for less than one year.

There are a number of plans and special discounts which can decrease or eliminate these charges.

This section explains how the three sales charges work.


CLASS A SHARES

The initial sales charge is deducted directly from the money you invest. As the table shows, the sales charge decreases as your investment increases. The public offering price of Class A Shares is the net asset value plus the initial sales charge. Net asset value is the value of everything a Fund owns, minus everything it owes, divided by the number of shares held by investors.

TOTAL SALES CHARGE

                                  AS % OF THE  AS %
                                  OFFERING     OF NET
AMOUNT OF                         PRICE        AMOUNT
INVESTMENT                        PER SHARE    INVESTED
-------------------------------------------------------
LESS THAN $100,000                5.75         6.10
-------------------------------------------------------
$100,000 BUT UNDER $250,000       3.75         3.90
-------------------------------------------------------
$250,000 BUT UNDER $500,000       2.50         2.56
-------------------------------------------------------
$500,000 BUT UNDER $1 MILLION     2.00         2.04
-------------------------------------------------------

There is no sales charge for investments of $1 million or more.

CLASS B SHARES

The deferred sales charge is deducted directly from your assets when you sell your shares. It is calculated as a percentage of the lower of the original purchase price or the current value of the shares. As the following table shows, the deferred sales charge decreases the longer you hold the shares and disappears altogether after six years. Class B Shares automatically convert into Class A Shares at the beginning of the ninth year after you bought them.

YEAR         DEFERRED SALES CHARGE
----------------------------------
1            5%
----------------------------------
2            4%
----------------------------------
3            3%
----------------------------------
4            3%
----------------------------------
5            2%
----------------------------------
6            1%
----------------------------------
7            NONE
----------------------------------
8            NONE
----------------------------------

We calculate the deferred sales charge from the month you buy your shares. We always sell the shares with the lowest deferred sales charge first. Shares acquired by reinvestment of distributions can be sold without a deferred sales charge.

CLASS C SHARES

The deferred sales charge is deducted directly from your assets when you sell your shares. It is equal to the lower of 1% of the original purchase price or 1% of current value of the shares. The deferred sales charge on Class C shares disappears altogether after one year. We calculate the deferred sales charge from the month you buy your shares. We always sell the shares with the lowest deferred sales charge first. Shares acquired by reinvestment of distributions can be sold without a deferred sales charge.

Like Class B Shares, Class C Shares have higher combined distribution and service fees. Unlike Class B Shares, Class C Shares are not converted to Class A Shares. That means you keep paying the higher service and distribution fees as long as you hold them. Over the long term, this can add up to higher total fees than either Class A or Class B Shares.

Each Fund has adopted Rule 12b-1 distribution plans under which it pays annual distribution fees of up to 0.25% or (0.30% with respect to the H&Q IPO & Emerging Company Fund) of the average daily net assets attributed to Class A Shares and up to 0.75% (1.00% with respect to the H&Q IPO & Emerging Company
Fund) of the average daily net assets attributed to Class B Shares and Class C Shares.

This payment covers such things as compensation for services provided by broker-dealers and expenses connected to the sale of shares. Payments are not tied to actual expenses incurred.

Because 12b-1 expenses are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

WHICH CLASS OF SHARES IS BEST?
Your decision about which class of shares to buy depends on a number of factors, including the number of shares you're buying and how long you intend to hold your shares. If you have no plans to sell your shares for at least six years and you would prefer not to pay an up-front sales charge, you may consider buying Class B shares.

Class A shares may be a good choice if you qualify to have the sales charge reduced or eliminated. In almost all cases, if you plan to buy $250,000 of shares or more, Class A Shares are the most economical choice.

If you plan to buy less than $100,000 of shares, Class B or Class C will generally be the most economical choice.

Class C shares may be best if you prefer not to pay an initial sales charge and you are unsure how long you intend to hold your investment.

You should also consider the distribution and service fees, which are lower for Class A Shares. These fees appear in the table called Annual Operating Expenses (expenses that are deducted from Fund assets) for each Fund.

Your investment representative may be able to advise you about the best class of shares for you.

BUYING FUND SHARES
You can buy shares three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE
Tell your representative which Funds you want to buy and he or she will contact us. Your representative may charge you a fee and may offer additional services, such as special purchase and redemption programs. Some representatives charge a single fee that covers all services. Your representative may impose different minimum investments and earlier deadlines to buy and sell shares.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782
Or
Complete the application form and mail it along with a check for the amount you want to invest to:

JPMorgan Funds Service Center,
P.O. Box 219392
Kansas City, MO 64121-9392

THROUGH A SYSTEMATIC INVESTMENT PLAN

You can make regular automatic purchases of at least $100. See Shareholder Services for details.

Whether you choose Class A, B or C Shares, the price of the shares is based on the net asset value per share (NAV). NAV is the value of everything a Fund owns, minus everything it owes, divided by the number of shares held by investors. You'll pay the public offering price, which is based on the next NAV calculated after the JPMorgan Funds Service Center accepts your instructions. Each Fund calculates its NAV once each day at the close of regular trading on the New York Stock Exchange. Each Fund generally values its assets at their market value but may use fair value if market prices are unavailable. The JPMorgan Funds Service Center will not accept your order until it is in proper form. An order is in proper form only after payment is converted into federal funds.

The JPMorgan Funds Service Center accepts purchase orders on any business day that the New York Stock Exchange is open. Normally, if the JPMorgan Funds Service Center receives your order in proper form by the close of regular trading on the New York Stock

Exchange, we'll process your order at that day's price. To open an account, buy or sell shares or get fund information, call the JPMorgan Funds Service Center at 1-800-348-4782.

or

complete an application form and mail it along with a check for the amount you want to invest to:

JPMorgan Funds Service Center,
P.O. Box 219392
Kansas City, MO 64121-9392


MINIMUM INVESTMENTS

TYPE OF                   INITIAL      ADDITIONAL
ACCOUNT                   INVESTMENT   INVESTMENTS
--------------------------------------------------
REGULAR ACCOUNT           $2,500       $100
--------------------------------------------------
SYSTEMATIC
INVESTMENT PLAN(1)        $1,000       $100
--------------------------------------------------
IRAS                      $1,000       $100
--------------------------------------------------
SEP-IRAS                  $1,000       $100
--------------------------------------------------
EDUCATION IRAS            $500         $100
--------------------------------------------------

(1) FOR ALTERNATIVE MINIMUM INVESTMENTS FOR SYSTEMATIC INVESTMENT PLAN ACCOUNTS, PLEASE SEE SHAREHOLDER SERVICES.

You must provide a Taxpayer Identification Number when you open an account. Each Fund has the right to refuse any purchase order or to stop offering shares for sale at any time.

Make your check out to JPMorgan Funds in U.S. dollars. We do not accept credit cards, cash, or checks from a third party. You cannot sell your shares until your check has cleared, which could take more than 15 calendar days. If you buy through an Automated Clearing House, you can not sell your shares until the payment clears. That could take more than seven business days.

Your purchase will be canceled if your check doesn't clear and you will be responsible for any expenses and losses to the Funds. Orders by wire will be canceled if the JPMorgan Funds Service Center doesn't receive payment by 4:00 p.m. Eastern time on the settlement date.

If you are planning to exchange, sell or transfer shares to another person shortly after buying the shares, you should pay by certified check to avoid delays. The Funds will not issue certificates for Class A, Class B or Class C Shares.

SELLING FUND SHARES
You can sell your shares three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE
Tell your representative which Funds you want to sell. He or she will send the necessary documents to the JPMorgan Funds Service Center. Your representative might charge you for this service.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER

Call 1-800-348-4782. We will mail you a check or send the proceeds via electronic transfer or wire. If you have changed your address of record within the previous 30 days or if you sell shares of Funds worth $25,000 or more by phone, we will send it by wire only to a bank account on our records.

Or
Send a signed letter with your instructions to:

JPMorgan Funds Service Center,
P.O. Box 219392
Kansas City, MO 64121-9392

THROUGH A SYSTEMATIC WITHDRAWAL PLAN

You can automatically sell as little as $50 worth of shares. See Shareholder Services for details.

GENERAL

You can sell your shares on any day that the JPMorgan Funds Service Center is accepting purchase orders. You will receive the next NAV calculated after the JPMorgan Funds Service Center accepts your order, less any applicable sales charges.

We will need the names of the registered shareholders and your account number before we can sell your shares.

Under normal circumstances, if the JPMorgan Funds Service Center receives your order before the close of regular trading on the New York Stock Exchange, each Fund will send you the proceeds the next business day. We will not accept an order to sell shares if the Fund hasn't collected your payment for the shares. Each Fund may stop accepting orders to sell and may postpone payments for more than seven days, as federal securities laws permit.

You will need to have signatures guaranteed for all registered owners or their legal representative if:

- you want to sell shares with a net asset value of $100,000 or more, or
- you want your payment sent to an address other than the one we have in our records.

We may also need additional documents or a letter from a surviving joint owner before selling the shares. Contact the JPMorgan Funds Service Center for more details.

REDEMPTIONS-IN-KIND
Each Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING FUND SHARES

You can exchange your shares for shares of the same class of certain other JPMorgan Funds at net asset value, beginning 15 days after you buy your shares. For tax purposes, an exchange is treated as a sale of Fund shares. This will generally result in a capital gain or loss to you.

You can exchange your shares in one of three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE
Tell your representative which Funds you want to exchange from and to. He or she will send the necessary documents to the JPMorgan Funds Service Center. Your representative might charge you for this service.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782 to ask for details.

THROUGH A SYSTEMATIC EXCHANGE PLAN

You can automatically exchange money from one JPMorgan account to another of the same class. See Shareholder Services for details.

If you exchange Class B Shares of a Fund for Class B Shares of another JPMorgan Fund, or Class C Shares for Class C Shares, you will not pay a deferred sales charge until you sell the shares of the other Fund. The amount of deferred sales charge will be based on when you bought the original shares, not when you made the exchange. Carefully read the prospectus of the Fund you want to buy before making an exchange. You will need to meet any minimum investment requirements.

You should not exchange shares as means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We may charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information to find out more about the exchange privilege.

OTHER INFORMATION CONCERNING THE FUNDS

We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below the minimum investment noted above for 30 days as a result of selling shares. We may also close the account if you are in the Systematic Investment Plan and fail to meet investment minimums over a 12-month period. We will give you 60 days' notice before closing your account.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we will ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We'll take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Funds liable for any loss or expenses from any sales request, if the Funds take reasonable precautions. The applicable Fund will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the JPMorgan Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

Please write to:

JPMorgan Funds Service Center,
P.O. Box 219392
Kansas City, MO 64121-9392

DISTRIBUTIONS AND TAXES
The Funds can earn income and they can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.

The Funds (except the Focus Fund) typically pay ordinary income dividends once a year. The Focus Fund generally distributes net investment income at least semi-annually. Capital gains, if any are distributed once a year by the Funds. However the Funds may decide to make more or less in a given year.

You have three options for your distributions. You may:

- reinvest all of them in additional Fund shares without a sales charge;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of the dividends will not be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels.

The Global 50 Fund, Global Healthcare Fund and Focus Fund expect that their distributions will consist primarily of capital gains.

Investment income received by the Global Healthcare and Global 50 Funds from sources in foreign jurisdictions may have taxes withheld at the source. Since it is anticipated that more than 50% of each such Fund's assets at the close of its taxable year will be in securities of foreign corporations, each such Fund may elect to "pass through" to its shareholders the foreign taxes that it paid.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding. The tax considerations described in this section do not apply to tax-deferred accounts or other nontaxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in a Fund will affect your own tax situation.

SHAREHOLDER SERVICES

SYSTEMATIC INVESTMENT PLAN

If you make an initial investment of at least $1000, you can regularly invest $100 or more on a monthly, quarterly or semiannual basis. You may also chose to make a lower initial investment of $250, which requires additional monthly systematic investments of $200. The money is automatically deducted from your checking or savings account. For further information please refer to the How Your Account Works section of this prospectus.

You can set up a plan when you open an account by completing the appropriate section of the application. Current shareholders can join by sending a signed letter and a deposit slip or void check to the JPMorgan Funds Service Center. Call 1-800-348-4782 for complete instructions.

SYSTEMATIC WITHDRAWAL PLAN
You can make regular withdrawals of $50 or more. You can have automatic withdrawals made monthly, quarterly or semiannually. Your account must contain at least $5,000 (or $20,000 for Class B accounts) to start the plan. Call 1-800-348-4782 for complete instructions.

SYSTEMATIC EXCHANGE

You can transfer assets automatically from one JPMorgan Fund account to another on a regular basis. It is a free service. However, you cannot have simultaneous plans for the systematic investment or exchange and the systematic withdrawal or exchange for the same fund.

FREE EXCHANGE PRIVILEGE

You can exchange shares between JPMorgan Funds in the same class without charge. This allows you to adjust your investments as your objectives change.

REINSTATEMENT PRIVILEGE

You can buy back Class A Shares you sell, without paying a sales charge, as long as you make a request in writing within 90 days of the sale. If you sell Class B Shares or Class C Shares on which you've paid a deferred sales charge, you can use the proceeds to buy Class A Shares without a sales charge. You must buy the Class A Shares within 90 days of selling the Class B or Class C Shares.

WHAT THE TERMS MEAN

DISTRIBUTION FEE: Covers the cost of the distribution system used to sell shares to the public.

LIQUIDITY: Liquidity is the ability to easily convert investments into cash without losing a significant amount of money in the process.

MANAGEMENT FEE: A fee paid to the investment adviser to manage the Fund and make decisions about buying and selling the Fund's investments.

OTHER EXPENSES: Miscellaneous items, including transfer agency, administration, shareholder servicing, custody and registration fees.

SHAREHOLDER SERVICE FEE: a fee to cover the cost of paying shareholder servicing agents to provide certain support services for your account.

RISK AND REWARD ELEMENTS
This table identifies the main elements that make up each Fund's overall risk and reward characteristics. It also outlines each Fund's policies toward various investments, including those that are designed to help the Funds manage risk.

POTENTIAL RISKS                               POTENTIAL REWARDS                          POLICIES TO BALANCE RISK AND REWARD
FOREIGN AND OTHER MARKET CONDITIONS
- Each Fund's share price and                 - Stocks have generally outperformed       - Under normal circumstances each Fund
  performance will fluctuate in response        more stable investments (such as bonds     plans to remain fully invested with at
  to stock market movements                     and cash equivalents) over the long        least 65% in stocks; stock investments
- A Fund could lose money because of            term                                       may include U.S. and foreign common
  foreign government actions, political       - Foreign investments, which represent a     stocks, convertible securities,
  instability, or lack of adequate              major portion of the world's               preferred stocks, depositary receipts
  and/or accurate information                   securities, offer attractive potential     (such as ADRs and EDRs), trust or
- Investment risks tend to be higher in         performance and opportunities for          partnership interests, warrants,
  emerging markets. These markets also          diversification                            rights, and investment company
  present higher liquidity and valuation      - Emerging markets can offer higher          securities
  risks                                         returns                                  - During severe market downturns, each
- The Global Healthcare Fund, the Focus       - These same stocks could outperform the     Fund has the option of investing up to
  Fund and the H&Q Technology Fund are          general market and provide greater         100% of assets in high quality
  non-diversified which means that a            returns than more diversified funds        short-term securities
  relatively high percentage of the
  Fund's assets may be invested in a
  limited number of issuers; therefore,
  its performance may be more vulnerable
  to changes in the market value of a
  single issuer or a group of issuers
- The Global 50 Fund, the Global
  Healthcare Fund and the Focus Fund
  invest in a relatively small number of
  stocks. If these stocks underperform
  the general market, the Fund could
  underperform more diversified funds
- Adverse market conditions may from
  time to time cause each Fund to take
  temporary defensive positions that are
  inconsistent with its principal
  investment strategies and may hinder
  each Fund from achieving its
  investment objective

FOREIGN INVESTMENTS
- Currency exchange rate movements could      - Favorable exchange rate movements        - The Fund actively manages the currency
  reduce gains or create losses                 could generate gains or reduce losses      exposure of its foreign investments
- The Fund could lose money because of        - Foreign investments, which represent a     relative to its benchmark, and may
  foreign government actions, political         major portion of the world's               hedge back into the U.S. dollar from
  instability or lack of adequate and           securities, offer attractive potential     time to time (see also "Derivatives")
  accurate information                          performance and opportunities for
- Investment risks tend to be higher in         diversification
  emerging markets. These markets also        - Emerging markets can offer higher
  present higher liquidity and valuation        returns
  risks

POTENTIAL RISKS                               POTENTIAL REWARDS                          POLICIES TO BALANCE RISK AND REWARD
MANAGEMENT CHOICES
- A Fund could underperform its               - A Fund could outperform its benchmark    - The advisers focus their active
  benchmark due to its securities and           due to these same choices                  management on securities selection,
  asset asset allocation choices                                                           the area where they believe their
                                                                                           commitment to research can most
                                                                                           enhance returns

FOREIGN CURRENCIES
- Currency exchange rate movements could      - Favorable exchange rate movements        - The Global 50 Fund and the Global
  reduce gains or create losses                 could generate gains or reduce losses      Healthcare Fund actively manages
- Currency risks tend to be higher in                                                      the currency exposure of their foreign
  emerging markets                                                                         investments and may hedge a portion of
                                                                                           their foreign currency exposure into the
                                                                                           U.S. dollar or other currencies which
                                                                                           the adviser deems more attractive (see
                                                                                           also "Derivatives")

SECURITIES LENDING
- When each Fund lends a security, there      - Each Fund may enhance income through     - The advisers maintain a list of
  is a risk that the loaned securities          the investment of the collateral           approved borrowers
  may not be returned if the borrower           received from the borrower               - Each Fund receives collateral equal to
  defaults                                                                                 at least 100% of the current value of
- The collateral will be subject to the                                                    securities loaned
  risks of the securities in which it is                                                 - The lending agents indemnify the Funds
  invested                                                                                 against borrower default
                                                                                         - The advisers' collateral investment
                                                                                           guidelines limit the quality and
                                                                                           duration of collateral investment to
                                                                                           minimize losses
                                                                                         - Upon recall, the borrower must return
                                                                                           the securities loaned within the
                                                                                           normal settlement period

DERIVATIVES
- Derivatives such as futures, options,       - Hedges that correlate well with          - Each Fund uses derivatives, such as
  swaps, and forward foreign currency           underlying positions can reduce or         futures, options, swaps, and forward
  contracts (1) that are used for               eliminate losses at low cost               foreign currency contracts, for
  hedging the portfolio or specific           - A Fund could make money and protect        hedging and for risk management (i.e.,
  securities may not fully offset the           against losses if the investment           to establish or adjust exposure to
  underlying positions and this could           analysis proves correct                    particular securities, markets or
  result in losses to a Fund that would       - Derivatives that involve leverage          currencies). The Focus Fund, the H&Q
  not have otherwise occurred                   could generate substantial gains at        IPO & Emerging Company Fund and the
- Derivatives used for risk management          low cost                                   H&Q Technology Fund also use
  may not have the intended effects and                                                    derivatives to increase the Funds'
  may result in losses or missed                                                           income
  opportunities                                                                          - Each Fund only establishes hedges that
- The counterparty to a derivatives                                                        it expects will be highly correlated
  contract could default                                                                   with underlying positions
                                                                                         - While each Fund may use derivatives
                                                                                           that incidentally involve leverage, it
                                                                                           does not use them for the specific
                                                                                           purpose of leveraging its portfolio

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

POTENTIAL RISKS                               POTENTIAL REWARDS                          POLICIES TO BALANCE RISK AND REWARD
DERIVATIVES (CONTINUED)
- Derivatives that involve leverage
  could magnify losses
- Certain types of derivatives involve
  costs to a Fund which can reduce
  returns
- Derivatives may, for tax purposes,
  affect the character of gain and loss
  realized by a Fund, accelerate
  recognition of income to a Fund,
  affect the holding period of a Fund's
  assets and defer recognition of
  certain of a Fund's losses

ILLIQUID HOLDINGS
- Each Fund could have difficulty             - These holdings may offer more            - The Funds may not invest more than 15%
  valuing these holdings precisely              attractive yields or potential growth      of net assets in illiquid holdings
- Each Fund could be unable to sell             than comparable widely traded            - To maintain adequate liquidity, each
  these holdings at the time or price it        securities                                 Fund may hold investment-grade
  desires                                                                                  short-term securities (including
                                                                                           repurchase agreements and reverse
                                                                                           repurchase agreements) and may borrow
                                                                                           from banks up to 33 1/3% of the value
                                                                                           of its total assets

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES
- When a Fund buys securities before          - Each Fund can take advantage of          - Each Fund segregates liquid assets to
  issue or for delayed delivery, it             attractive transaction opportunities       offset leverage risk
  could be exposed to leverage risk if
  it does not segregate liquid assets

SHORT-TERM TRADING
- Increased trading could raise each          - Each Fund could realize gains in a       - The Funds generally avoid short-term
  Fund's brokerage and related costs            short period of time                       trading, except to take advantage of
- Increased short-term capital gains          - Each Fund could protect against losses     attractive or unexpected opportunities
  distributions could raise                     if a stock is overvalued and its value     or to meet demands generated by
  shareholders' income tax liability            later falls                                shareholder activity
                                                                                         - The Fund's Portfolio Turnover Rate for
                                                                                           the most recent fiscal year is listed
                                                                                           below:
                                                                                           Focus Fund: 111% (for the most recent
                                                                                             semi-annual period)
                                                                                           Global 50 Fund: 70% (for the most
                                                                                             recent semi-annual period)
                                                                                           Global Healthcare Fund: 25% (for the
                                                                                             most recent semi-annual period)
                                                                                           H&Q IPO & Emerging Company Fund: 62.27%
                                                                                             (for the most recent semi-annual
                                                                                             period)
                                                                                           H&Q Technology Fund: 27% (for the
                                                                                             most recent semi-annual period)

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, except as noted, whose reports, along with each Fund's financial statements, are included in the representative Fund's annual report, which are available upon request.

JPMORGAN FOCUS FUND(1)

                                                                   CLASS A                                       CLASS B
                                           ---------------------------------------------------------------------------------------
                                           SIX MONTHS                                   SIX MONTHS
                                                ENDED                                        ENDED
                                             11/01/00                                     11/01/00
                                              THROUGH       YEAR     YEAR   6/30/98(2)     THROUGH       YEAR     YEAR 6/30/98(2)
                                              4/30/01      ENDED    ENDED     THROUGH      4/30/01      ENDED    ENDED   THROUGH
PER SHARE OPERATING PERFORMANCE           (UNAUDITED)   10/31/00 10/31/99    10/31/98  (UNAUDITED)   10/31/00 10/31/99  10/31/98
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period            $9.92      $9.83    $9.40      $10.00        $9.79      $9.77    $9.38    $10.00
----------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income                      (0.06)     (0.08)    0.01(3)     0.01        (0.10)     (0.12)  (0.05)@       --
     Net gains or losses in securities
     (both realized and  unrealized)            (2.72)      0.17     0.43       (0.61)       (2.66)      0.14    0.44      (0.62)
                                                ------     -----     ------     ------       ------    -------  -------    -------
     Total from investment operations           (2.78)      0.09     0.44       (0.60)       (2.76)      0.02    0.39      (0.62)
   Distributions to shareholders from:
     Dividends from net investment income          --         --     0.01          --           --         --      --         --
     Distributions from capital gains              --         --       --          --           --         --      --         --
                                                ------     -----     ------     ------       ------    -------  -------    -------
     Total dividends and distributions             --         --     0.01          --           --         --      --         --
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $7.14      $9.92    $9.83       $9.40        $7.03      $9.79   $9.77      $9.38
----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(4)                                (28.02%)     0.92%    4.67%      (6.00%)     (28.19%)     0.20%    4.16%    (6.20%)
==================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)           $10        $20      $17         $18          $16        $28     $22        $18
----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
----------------------------------------------------------------------------------------------------------------------------------
   Expenses(5)                                   1.25%      1.25%    1.25%       1.25%        1.85%      1.85%   1.84%      1.85%
----------------------------------------------------------------------------------------------------------------------------------
   Net investment income(5)                     (0.70%)    (0.69%)   0.07%       0.48%       (1.30%)    (1.29%) (0.51%)    (0.15%)
----------------------------------------------------------------------------------------------------------------------------------
   Expenses without waivers, reimbursements
   and earnings credits(5)                       1.64%      1.70%    1.81%       2.05%        2.14%      2.20%   2.30%      2.54%
----------------------------------------------------------------------------------------------------------------------------------
   Net investment income without waivers,
   reimbursements and earnings credits(5)       (1.09%)    (1.14%)  (0.49%)     (0.32%)      (1.59%)    (1.64%) (0.97%)    (0.84%)
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                        111%       124%     173%         33%         111%       124%    173%        33%
----------------------------------------------------------------------------------------------------------------------------------

(1) Formerly Chase Vista Focus Fund.
(2) Commencement of operations.
(3) Calculated based upon average shares outstanding.
(4) Total return figures do not include the effect of any front-end or deferred sales load.
(5) Short periods have been annualized.

(6) Not annualized.

                                                                                     CLASS C
                                                          ----------------------------------------------------------
                                                             SIX MONTHS          YEAR         YEAR      6/30/98(2)
                                                          4/30/01 ENDED         ENDED        ENDED         THROUGH
PER SHARE OPERATING PERFORMANCE                             (UNAUDITED)      10/31/00     10/31/99        10/31/98
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                              $9.79         $9.76        $9.36          $10.00
--------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income                                        (0.08)        (0.14)       (0.05)(3)          --
     Net gains or losses in securities
     (both realized and unrealized)                               (2.68)         0.17         0.43           (0.62)
                                                                  ------         -----        -----          ------
     Total from investment operations                             (2.76)         0.03         0.38           (0.62)
   Distributions to shareholders from:
     Dividends from net investment income                            --            --           --              --
     Distributions from capital gains                                --            --           --              --
                                                                  ------         -----        -----          ------
     Total dividends and distributions                               --            --           --              --
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $7.03         $9.79        $9.76           $9.38
--------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (4)                                                 (28.19%)        0.31%        4.05%          (6.20%)
====================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                              $5            $7           $7              $4
--------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
--------------------------------------------------------------------------------------------------------------------
   Expenses(5)                                                     1.85%         1.85%        1.84%           1.85%
--------------------------------------------------------------------------------------------------------------------
   Net investment income(5)                                       (1.30%)       (1.29%)      (0.55%)         (0.14%)
--------------------------------------------------------------------------------------------------------------------
   Expenses without waivers, reimbursements and earnings
   credits(5)                                                      2.14%         2.20%        2.29%           2.55%
--------------------------------------------------------------------------------------------------------------------
   Net investment income without waivers, reimbursements
   amd earnings credits(5)                                        (1.59%)       (1.64%)      (1.00%)         (0.84%)
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate*(6)                                         111%          124%         173%             33%
--------------------------------------------------------------------------------------------------------------------

(1) Formerly Chase Vista Focus Fund.
(2) Commencement of operations.
(3) Calculated based upon average shares outstanding.
(4) Total return figures do not include the effect of any front-end or deferred sales load.
(5) Short period have been annualized.
(6) Not annualized.

JPMORGAN GLOBAL 50 FUND(1)

                                                                         CLASS A           CLASS B             CLASS C
                                                                         ---------------------------------------------
                                                                      4/16/01(2)        4/16/01(2)          4/16/01(2)
                                                                         THROUGH           THROUGH             THROUGH
                                                                         4/30/01           4/30/01             4/30/01
PER SHARE OPERATING PERFORMANCE                                      (UNAUDITED)       (UNAUDITED)         (UNAUDITED)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $14.09            $14.09              $14.09
----------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income                                                    --                --                  --
     Net gains or losses in securities
     (both realized and unrealized)                                         0.54              0.54                0.54
                                                                         ------------      ------------       -------------
     Total from investment operations                                       0.54              0.54                0.54
   Distributions to shareholders from:
     Dividends from net investment income                                     --                --                  --
     Distributions from capital gains                                         --                --                  --
                                                                         ------------      ------------       -------------
     Total dividends and distributions                                        --                --                  --
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $14.63            $14.63              $14.63
----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (3)                                                            3.83%             3.83%               3.83%
============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                                     $11               $11                 $11
----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS :
----------------------------------------------------------------------------------------------------------------------------
   Expenses(4)                                                              1.75%             2.25%               2.25%
----------------------------------------------------------------------------------------------------------------------------
   Net investment income(4)                                                 0.75%             0.25%               0.25%
----------------------------------------------------------------------------------------------------------------------------
   Expenses without reimbursements(4)                                     145.09%(5)        145.61%(5)          145.61%(5)
----------------------------------------------------------------------------------------------------------------------------
   Net investment income without reimbursements(4)                       (142.59%)(5)      (143.11%)(5)        (143.11%)(5)
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate*(6)                                                   70%               70%                 70%
----------------------------------------------------------------------------------------------------------------------------

(1) Formerly J.P. Morgan Global 50 Fund.
(2) Commencement of offering of class of shares.
(3) Total Return figures do not include the effect of any front-end or deferred sales load.
(4) Short periods have been annualized.
(5) Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.
(6) Not annualized.

JPMORGAN GLOBAL HEALTHCARE FUND(1)

                                                                         CLASS A           CLASS B             CLASS C
                                                                         ---------------------------------------------
                                                                      4/16/01(2)        4/16/01(2)          4/16/01(2)
                                                                         THROUGH           THROUGH             THROUGH
                                                                         4/30/01           4/30/01             4/30/01
PER SHARE OPERATING PERFORMANCE                                      (UNAUDITED)       (UNAUDITED)         (UNAUDITED)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $13.64            $13.64              $13.64
----------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income                                                 (0.01)            (0.01)              (0.01)
     Net gains or losses in securities (both realized and
     unrealized)                                                            0.37              0.37                0.37
                                                                         ------------      ------------       -------------
     Total from investment operations                                       0.36              0.36                0.36
   Distributions to shareholders from:
     Dividends from net investment income                                     --                --                  --
     Distributions from capital gains                                         --                --                  --
                                                                         ------------      ------------       -------------
     Total dividends and distributions                                        --                --                  --
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $14.00            $14.00              $14.00
----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (3)                                                            2.64%             2.64%               2.64%
============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                                     $10               $10                 $10
----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
----------------------------------------------------------------------------------------------------------------------------
   Expenses(4)                                                              1.75%             2.25%               2.25%
----------------------------------------------------------------------------------------------------------------------------
   Net investment income(4)                                                (1.22%)           (1.72%)             (1.72%)
----------------------------------------------------------------------------------------------------------------------------
   Expenses without reimbursements(4)                                     148.06%(5)        148.58%(5)          148.58%(5)
----------------------------------------------------------------------------------------------------------------------------
   Net investment income without reimbursements(4)                       (146.63%)(5)      (148.05%)(5)        (148.05%)(5)
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                                                    25%               25%                 25%
----------------------------------------------------------------------------------------------------------------------------

(1) Formerly J.P. Morgan Global Healthcare Fund.
(2) Commencement of offering of class of shares.
(3) Total Return figures do not include the effect of any front-end or deferred sales load.
(4) Short periods have been annualized.
(5) Due to size of net assets and fixed expenses, ratios may appear disproportionate with other classes.
(6) Not annualized.

JPMORGAN H&Q IPO & EMERGING COMPANY FUND(1)

                                                                          CLASS A                  CLASS B
                                                              ------------------------------------------------------------
                                                               SIX MONTHS                  SIX MONTHS
                                                                    ENDED    10/29/99(2)        ENDED      10/29/99(2)
                                                                  3/31/01        THROUGH     3/31/01          THROUGH
PER SHARE OPERATING PERFORMANCE:                              (UNAUDITED)        9/30/00  (UNAUDITED)          9/30/00
--------------------------------------------------------------------------------------------------------------------------
Net asset value--beginning of period                               $12.51         $10.00       $12.43           $10.00
--------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment loss                                             (.03)          (.09)        (.06)            (.17)
     Realized and unrealized gain (loss) on investments--net        (7.03)          2.60        (6.97)            2.60
                                                                 ----------       ---------   ---------        ----------
     Total from investment operations                               (7.06)          2.51        (7.03)            2.43
   Less distributions:
     Distributions from net investment income (3)                      --             --           --               --
     Distributions from capital gains                                (.16)            --(3)      (.16)              --(3)
                                                                 ----------       ---------   ---------        ----------
   Total distributions                                               (.16)            --         (.16)              --
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $5.29         $12.51       $ 5.24           $12.43
--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(5)                                                    (56.77%)        25.12%      (56.91%)          24.31%
==========================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of the period (in millions)                      $136,882        $33,375      $ 7,893          $24,854
--------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
--------------------------------------------------------------------------------------------------------------------------
   Expenses(4)                                                       1.36%          1.16%        2.01%            1.86%
--------------------------------------------------------------------------------------------------------------------------
   Expenses before waiver(4)                                         1.36%          1.20%        2.01%            1.91%
--------------------------------------------------------------------------------------------------------------------------
   Investment loss(4)                                                (.55%)         (.68%)      (1.21%)          (1.38%)
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                                          62.27%         146.63%      62.27%          146.63%
--------------------------------------------------------------------------------------------------------------------------

(1) Formerly Chase Fleming H&Q IPO & Emerging Company Fund.
(2) Commencement of operations.
(3) Amounts are less than $.01 per share.
(4) Short periods have been annualized.
(5) Total return figures do not include the effect of any front end sales load (not annualized).
(6) Not annualized.

JPMORGAN H&Q TECHNOLOGY FUND(1)

                                                                CLASS A               CLASS B                   CLASS C
                                                -------------------------------------------------------------------------------
                                                 SIX MONTHS                 11/01/00                     11/01/00
                                                      ENDED  9/20/00(2)      THROUGH     9/20/00(2)       THROUGH    9/20/00(2)
                                                    4/30/01     THROUGH      4/30/01        THROUGH       4/30/01       THROUGH
PER SHARE OPERATING PERFORMANCE:                (UNAUDITED)    10/31/00   (UNAUDITED)      10/31/00   (UNAUDITED)      10/31/00
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $8.17      $10.00        $8.16         $10.00         $8.17        $10.00
---------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment loss                              (0.04)         --        (0.05)         (0.01)        (0.05)        (0.01)
     Net losses on investments (both realized
     and unrealized)                                  (4.85)      (1.83)       (4.84)         (1.83)        (4.85)        (1.82)
                                                     --------    ---------    ---------     ---------      --------      --------
     Total from investment operations                 (4.89)      (1.83)       (4.89)         (1.84)        (4.90)        (1.83)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $3.28       $8.17        $3.27          $8.16         $3.27         $8.17
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (3)                                     (59.85%)    (18.30%)     (59.93%)      (18.40%)       (59.98%)      (18.30%)
=================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                  $7          $6           $2             $5            $1            $1
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
---------------------------------------------------------------------------------------------------------------------------------
   Expenses(4)                                         1.85%       1.83%        2.36%          2.33%         2.35%         2.34%
---------------------------------------------------------------------------------------------------------------------------------
   Net investment income(4)                           (1.61%)     (0.71%)      (2.11%)        (1.21%)       (2.11%)       (1.22%)
---------------------------------------------------------------------------------------------------------------------------------
   Expenses without waivers, reimbursements(4)         3.27%       3.22%        3.77%          3.72%         3.77%         3.73%
---------------------------------------------------------------------------------------------------------------------------------
   Net investment income without waivers and
   reimbursements(4)                                  (3.03%)     (2.10%)      (3.52%)        (2.60%)       (3.53%)       (2.61%)
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(5)                               27%          0%          27%             0%           27%            0%
---------------------------------------------------------------------------------------------------------------------------------

(1) Formerly Chase Fleming H&Q Technology Fund.
(2) Commencement of operations.
(3) Total return figures do not include the effect of any front-end or deferred sales load.
(4) Short periods have been annualized.
(5) Not annualized.

                       This page intentionally left blank.

HOW TO REACH US

MORE INFORMATION

For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. This means, by law, it's considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-348-4782 or writing to:

JPMORGAN FUNDS SERVICE CENTER

P.O. BOX 219392
KANSAS CITY, MO 64121-9392

If you buy your shares through an institution, contact that institution directly for more information. You can also find information online at www.jpmorganfunds.com on the internet.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They'll charge you a copying fee for this service. You can also visit the Public Reference Section and copy the documents while you're there.

PUBLIC REFERENCE SECTION OF THE SEC
WASHINGTON, DC 20549-0102
1-202-942-8090
EMAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC's website at http://www.sec.gov.


                        JPMorgan Funds Fulfillment Center
                                393 Manley Street
                         West Bridgewater, MA 02379-1039


The Funds' Investment Company Act File Nos. are as follows:

    JPMorgan Global 50 and JPMorgan Global Healthcare Funds         811-7795
    JPMorgan Focus Fund                                             811-5151
    JPMorgan H&Q IPO & Emerging Company Fund                        811-5526
    JPMorgan H&Q Technology Fund                                    811-5151

         (C) 2001 JPMorgan Chase & Co. All Rights Reserved September 2001

                                                               PR-SPEC ABC-901 X

                                 JPMORGAN FUNDS

                                                                    STATEMENT OF
                                                          ADDITIONAL INFORMATION
                                                               SEPTEMBER 7, 2001

                          MUTUAL FUND INVESTMENT TRUST
                             JPMORGAN BALANCED FUND
                           JPMORGAN CORE EQUITY FUND
                          JPMORGAN EQUITY GROWTH FUND
                          JPMORGAN EQUITY INCOME FUND

                      522 FIFTH AVENUE, NEW YORK, NY 10036

    This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the Prospectuses offering shares of the Funds. This Statement of Additional Information should be read in conjunction with the Prospectuses dated September 7, 2001, as amended, offering shares of JPMorgan Balanced Fund, JPMorgan Core Equity Fund, JPMorgan Equity Growth Fund, and JPMorgan Equity Income Fund (collectively the "Equity Funds"). Any references to a "Prospectus" in this Statement of Additional Information is a reference to one or more of the foregoing Prospectuses, as the context requires. Copies of each Prospectus may be obtained by an investor without charge by contacting J.P. Morgan Fund Distributors, Inc. ("JPMFD"), the Funds' distributor (the "Distributor"), at 1211 Avenue of the Americas, 41st Floor, New York, NY 10036.

    THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

    For more information about your account, simply call or write the JPMorgan Funds Service Center at:

    Select, Classes A, B and C Shares:           Institutional Shares:

    JPMorgan Funds Service Center                JPMorgan Institutional
    P.O. Box 219592                              Funds Service Center
    Kansas City, MO 64121-9392                   500 Stanton Christiana Road
    1-800-348-4782                               Newark, Delaware 19713
                                                 1-800-766-7722

TABLE OF CONTENTS                                   PAGE
--------------------------------------------------------

The Funds.........................................    3
Investment Policies and Restrictions..............    4
Performance Information...........................   21
Purchases, Redemptions and Exchanges..............   28
Distributions; Tax Matters........................   33
Management of the Trusts and the Funds............   36
Independent Accountants...........................   46
Certain Regulatory Matters........................   46
General Information...............................   46
Appendix A--Description of Certain Obligations
  Issued or Guaranteed By U.S. Government Agencies
  or Instrumentalities............................  A-1

                                   THE FUNDS

    Mutual Fund Investment Trust (the "Trust") is an open-end management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts on September 23, 1997. The Trust presently consists of 6 separate series (the "Funds"). Certain of the Funds are diversified and other Funds are non-diversified, as such term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The shares of the Funds are collectively referred to in this Statement of Additional Information ("SAI") as the "Shares."

    As of the date of this SAI, the Institutional Class shares of JPMorgan Balanced Fund, JPMorgan Core Equity Fund, JPMorgan Equity Growth Fund and JPMorgan Equity Income Fund will be renamed Select Class.

    Prior to the date of this SAI, the JPMorgan Core Equity Fund and JPMorgan Equity Growth Fund operated under a master/feeder fund structure. Under this structure, each of these Funds sought to achieve its investment objective by investing all of its investable assets in an open-end management investment company which had the same investment objective as that Fund. JPMorgan Core Equity Fund and JPMorgan Equity Growth Fund invested in the Core Equity Portfolio and the Equity Growth Portfolio, respectively. Core Equity Portfolio and Equity Growth Portfolio are hereafter collectively referred to as the "Portfolios". Core Equity Portfolio and Equity Growth Portfolio were separate series of Mutual Fund Master Investment Trust (the "Master Trust", and with the Trust, the "Trusts"), an open-end management investment company that was organized as a business trust under the laws of the Commonwealth of Massachusetts.

    Effective February 28, 2001, the following Funds were renamed with the approval of the Board of Trustees of the Trust:

NEW NAME                                                      FORMER NAME
--------                                                      -----------
JPMorgan Balanced Fund (Balanced Fund)                        Chase Balanced Fund
JPMorgan Core Equity Fund (Core Equity Fund)                  Chase Core Equity Fund
JPMorgan Equity Growth Fund (Equity Growth Fund)              Chase Equity Growth Fund
JPMorgan Equity Income Fund (Equity Income Fund)              Chase Equity Income Fund

    Effective after the close of business on February 16, 2001, Investor Class and Premier Class shares of Balanced Fund, Core Equity Fund, Equity Growth Fund and Equity Income Fund were renamed Class A and Institutional Class shares, respectively.

    Effective January 1, 1998, the Balanced, Equity Income, Core Equity and Equity Growth Funds of the AVESTA Trust, a collective investment trust, were converted and redomiciled into the corresponding portfolios of the Trust (the "Avesta Conversion").

    The Trustees of the Trust have authorized the issuance and sale of the following classes of shares for the Funds:

Balanced Fund                                                 Class A, Class B, Class C and
                                                              Select Shares
Core Equity Fund                                              Class A, Class B, Class C and
                                                              Select Shares
Equity Growth Fund                                            Class A, Class B, Class C and
                                                              Select Shares
Equity Income Fund                                            Class A, Class B, Class C and
                                                              Select Shares

    The Board of Trustees of the Trust provide broad supervision over the affairs of the Trust including the Funds. The J.P. Morgan Fleming Asset Management (USA) Inc. (JPMFAM(USA)) is the investment adviser (the "Adviser") for the Funds. The Chase Manhattan Bank serves as the Trust's administrator (the "Administrator") and supervises the overall administration of the Trust and the Funds. A majority of the Trustees of the Trust are not affiliated with the Adviser.

                      INVESTMENT POLICIES AND RESTRICTIONS

    The following discussion supplements the information in the Prospectuses regarding the investment objective and policies for the Funds.

    U.S. GOVERNMENT SECURITIES. U.S. government securities include (1) U.S. Treasury obligations, which generally differ only in their interest rates, maturities and times of issuance, including: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years); and
(2) obligations issued or guaranteed by U.S. government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Treasury, (b) the right of the issuer to borrow any amount listed to a specific line of credit from the U.S. Treasury,
(c) discretionary authority of the U.S. government to purchase certain obligations of the U.S. government agency or instrumentality or (d) the credit of the agency or instrumentality. Agencies and instrumentalities of the U.S. government include but are not limited to: Federal Land Banks, Federal Financing Banks, Banks for Cooperatives, Federal Intermediate Credit Banks, Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Student Loan Marketing Association, United States Postal Service, Small Business Administration, Tennessee Valley Authority and any other enterprise established or sponsored by the U.S. government. Certain U.S. government securities, including U.S. Treasury bills, notes and bonds, Government National Mortgage Association certificates and Federal Housing Administration debentures, are supported by the full faith and credit of the United States. Other U.S. government securities are issued or guaranteed by federal agencies or government sponsored enterprises and are not supported by the full faith and credit of the United States. These securities include obligations that are supported by the right of the issuer to borrow from the U.S. Treasury, such as obligations of the Federal Home Loan Banks, and obligations that are supported by the creditworthiness of the particular instrumentality, such as obligations of the Federal National Mortgage Association or Federal Home Loan Mortgage Corporation. For a description of certain obligations issued or guaranteed by U.S. government agencies and instrumentalities, see Appendix A.

    In addition, certain U.S. government agencies and instrumentalities issue specialized types of securities, such as guaranteed notes of the Small Business Administration, Federal Aviation Administration, Department of Defense, Bureau of Indian Affairs and Private Export Funding Corporation, which often provide higher yields than are available from the more common types of government-backed instruments. However, such specialized instruments may only be available from a few sources, in limited amounts, or only in very large denominations; they may also require specialized capability in portfolio servicing and in legal matters related to government guarantees. While they may frequently offer attractive yields, the limited-activity markets of many of these securities means that, if a Fund were required to liquidate any of them, it might not be able to do so advantageously; accordingly, each Fund investing in such securities normally to hold such securities to maturity or pursuant to repurchase agreements, and would treat such securities (including repurchase agreements maturing in more than seven days) as illiquid for purposes of its limitation on investment in illiquid securities.

    BANK OBLIGATIONS. Each of the Funds may invest in negotiable certificates of deposit, time deposits and bankers' acceptances of (i) banks, savings and loan associates and savings banks which have more than $1 billion in total assets (the "Asset Limitation") and are organized under the laws of the United States or any state, (ii) foreign branches of these banks or of foreign banks of equivalent size (Euros) and (iii) U.S. branches of foreign banks of equivalent size (Yankees). See "Foreign Investments." The Funds will not invest in obligations for which the Advisor, or any of its affiliated persons, is the ultimate obligor or accepting bank. Each of the Funds may also invest in obligations of international banking institutions designated or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the European Investment Bank, the Inter-American Development Bank, or the World Bank).

    Bank obligations include negotiable certificates of deposit, bankers' acceptances, fixed time deposits and deposit notes. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of United States banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Fixed time deposits subject to withdrawal penalties and with respect to which a Fund cannot realize the proceeds thereon within seven days are deemed "illiquid" for the purposes of its restriction on investments in illiquid securities. Deposit notes are notes issued by commercial banks which generally bear fixed rates of interest and typically have original maturities ranging from eighteen months to five years.

    Banks are subject to extensive governmental regulations that may limit both the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Investors should also be aware that securities of foreign banks and foreign branches of United States banks may involve foreign investment risks in addition to those relating to domestic bank obligations.

    DEPOSITARY RECEIPTS. A Fund will limit its investment in Depositary Receipts not sponsored by the issuer of the underlying security to no more than 5% of the value of its net assets (at the time of investment). A purchaser of an unsponsored Depositary Receipt may not have unlimited voting rights and may not receive as much information about the issuer of the underlying securities as with a sponsored Depositary Receipt.

    ECU OBLIGATIONS. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community to reflect changes in relative values of the underlying currencies. The Trustees do not believe that such adjustments will adversely affect holders of ECU-denominated securities or the marketability of such securities.

    SUPRANATIONAL OBLIGATIONS. Supranational organizations, include organizations such as The World Bank, which was chartered to finance development projects in developing member countries; the European Union, which is a fifteen-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations of the Asian and Pacific regions.

    CORPORATE REORGANIZATIONS. In general, securities that are the subject of a tender or exchange offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or proposal. The increased market price of these securities may also discount what the stated or appraised value of the security would be if the contemplated action were approved or consummated. These investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of these contingencies requires unusually broad knowledge and experience on the part of the adviser that must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction, but also the financial resources and business motivation of the offeror as well as the dynamics of the business climate when the offer or proposal is in progress. Investments in reorganization securities may tend to increase the turnover ratio of a Fund and increase its brokerage and other transaction expenses.

    EQUITY SECURITIES. The Equity Securities in which the Funds may invest may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company's capital structure.

    Preferred stock are securities that represent an ownership interest in a corporation and that give the owner a prior claim over common stock on the corporation's earnings or assets.

    The convertible securities in which the Funds may invest include any debt securities or preferred stock, which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

    The terms of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of other creditors and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders' claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

    WARRANTS AND RIGHTS. Warrants basically are options to purchase equity securities at a specified price for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants but normally have a shorter duration and are distributed directly by the issuer to shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

    COMMERCIAL PAPER. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

    REPURCHASE AGREEMENTS. A Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers believed creditworthy, and only if fully collateralized by securities in which such Fund is permitted to invest. Under the terms of a typical repurchase agreement, a Fund would acquire an underlying instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase the instrument and the Fund to resell the instrument at a fixed price and time, thereby determining the yield during the Fund's holding period. This procedure results in a fixed rate of return insulated from market fluctuations during such period. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. Repurchase agreements are considered under the 1940 Act to be loans collateralized by the underlying securities. All repurchase agreements entered into by a Fund will be fully collateralized at all times during the period of the agreement in that the value of the underlying security will be at least equal to 100% of the amount of the loan, including the accrued interest thereon, and the Fund or its custodian or sub-custodian will have possession of the collateral, which the Board of Trustees believes will give it a valid, perfected security interest in the collateral. Whether a repurchase agreement is the purchase and sale of a security or a collateralized loan has not been conclusively established. This might become an issue in the event of the bankruptcy of the other party to the transaction. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities would not be owned by the Fund, but would only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, a Fund may suffer time delays and incur costs in connection with the disposition of the collateral. The Board of Trustees believes that the collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by a Fund. Repurchase agreements maturing in more than seven days are treated as illiquid for purposes of the Funds' restrictions on purchases of illiquid securities. Repurchase agreements are also subject to the risks described below with respect to stand-by commitments.

    FORWARD COMMITMENTS. The Funds may purchase securities on a forward commitment basis. In order to invest a Fund's assets immediately, while awaiting delivery of securities purchased on a forward commitment basis, short-term obligations that offer same-day settlement and earnings will normally be purchased. When a commitment to purchase a security on a forward commitment basis is made, procedures are established consistent with the General Statement of Policy of the Securities and Exchange Commission concerning such purchases. Since that policy currently recommends that an amount of the respective Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, a separate account of such Fund consisting of cash or liquid securities equal to the amount of such Fund's commitments securities will be established at such Fund's custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market value. If the market value of such securities declines, additional cash, cash equivalents or highly liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the respective Fund.

    Although it is not intended that such purchases would be made for speculative purposes, purchases of securities on a forward commitment basis may involve more risk than other types of purchases. Securities purchased on a forward commitment basis and the securities held in the respective Fund's portfolio are subject to changes in value based upon the public's perception of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing securities on a forward commitment basis can involve the risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. On the settlement date of the forward commitment transaction, the respective Fund will meet its obligations from then available cash flow, sale of securities held in the separate account, sale of other securities or, although it would not normally expect to do so, from sale of the forward commitment securities themselves (which may have a value greater or lesser than such Fund's payment obligations). The sale of securities to meet such obligations may result in the realization of capital gains or losses. Purchasing securities on a forward commitment basis can also involve the risk of default by the other party on its obligation, delaying or preventing the Fund from recovering the collateral or completing the transaction.

    To the extent a Fund engages in forward commitment transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purpose of investment leverage, and settlement of such transactions will be within 90 days from the trade date.

    FLOATING AND VARIABLE RATE SECURITIES; PARTICIPATION CERTIFICATES. Floating and variable rate demand instruments permit the holder to demand payment upon a specified number of days' notice of the unpaid principal balance plus accrued interest either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to such instrument. While there is usually no established secondary market for issues of these types of securities, the dealer that sells an issue of such security frequently will also offer to repurchase the securities at any time at a repurchase price which varies and may be more or less than the amount the holder paid for them.

    The terms of these types of securities provide that interest rates are adjustable at intervals ranging from daily to up to six months and the adjustments are based upon the prime rate of a bank or other short-term rates, such as Treasury Bills or LIBOR (London Interbank Offered Rate), as provided in the respective instruments. The Funds will decide which floating or variable rate securities to purchase in accordance with procedures prescribed by Board of Trustees of the Trust in order to minimize credit risks.

    The securities in which certain Funds may be invested include participation certificates issued by a bank, insurance company or other financial institution in securities owned by such institutions or affiliated organizations ("Participation Certificates"). A Participation Certificate gives a Fund an undivided interest in the security in the proportion that the Fund's participation interest bears to the total principal amount of the security and generally provides the demand feature described below. Each Participation Certificate is backed by an irrevocable letter of credit or guaranty of a bank (which may be the bank issuing the Participation Certificate, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the Participation Certificate) or insurance policy of an insurance company that the Board of Trustees of the Trust has determined meets the prescribed quality standards for a particular Fund.

    A Fund may have the right to sell the Participation Certificate back to the institution and draw on the letter of credit or insurance on demand after the prescribed notice period, for all or any part of the full principal amount of the Fund's participation interest in the security, plus accrued interest. The institutions issuing the Participation Certificates would retain a service and letter of credit fee and a fee for providing the demand feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the Participation Certificates were purchased by a Fund. The total fees would generally range from 5% to 15% of the applicable prime rate or other short-term rate index. With respect to insurance, a Fund will attempt to have the issuer of the participation certificate bear the cost of any such insurance, although the Funds retain the option to purchase insurance if deemed appropriate. Obligations that have a demand feature permitting a Fund to tender the obligation to a foreign bank may involve certain risks associated with foreign investment. A Fund's ability to receive payment in such circumstances under the demand feature from such foreign banks may involve certain risks such as future political and economic developments, the possible establishments of laws or restrictions that might adversely affect the payment of the bank's obligations under the demand feature and the difficulty of obtaining or enforcing a judgment against the bank.

    The Adviser has been instructed by the Board of Trustees to monitor on an ongoing basis the pricing, quality and liquidity of the floating and variable rate securities held by the Funds, including Participation Certificates, on the basis of published financial information and reports of the rating agencies and other bank analytical services to which the Funds may subscribe. Although these instruments may be sold by a Fund, it is intended that they be held until maturity.

    Past periods of high inflation, together with the fiscal measures adopted to attempt to deal with it, have seen wide fluctuations in interest rates, particularly "prime rates" charged by banks. While the value of the underlying floating or variable rate securities may change with changes in interest rates generally, the floating or variable rate nature of the underlying floating or variable rate securities should minimize changes in value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed rate securities. A Fund's portfolio may contain floating or variable rate securities on which stated minimum or maximum rates, or maximum rates set by state law, limit the degree to which interest on such floating or variable rate securities may fluctuate; to the extent it does, increases or decreases in value may be somewhat greater than would be the case without such limits. Because the adjustment of interest rates on the floating or variable rate securities is made in relation to movements of the applicable banks' "prime rates" or other short-term rate adjustment indices, the floating or variable rate securities are not comparable to long-term fixed rate securities. Accordingly, interest rates on the floating or variable rate securities may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar maturities.

    The maturity of variable rate securities is deemed to be the longer of
(i) the notice period required before a Fund is entitled to receive payment of the principal amount of the security upon demand or (ii) the period remaining until the security's next interest rate adjustment.

    INVESTMENT COMPANY SECURITIES. Securities of other investment companies may be acquired by the Funds to the extent permitted under the 1940 Act. These limits require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of a Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of a Fund's total assets will be invested in the aggregate in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

    The Securities and Exchange Commission ("SEC") has granted the Funds an exemptive order permitting each Fund to invest its uninvested cash in any affiliated money market funds. The order sets the following conditions: (1) a Fund may invest in one or more of the permitted money market funds up to an aggregate limit of 25% of its assets; and (2) the Adviser will waive and/or reimburse its advisory fee from the Fund in an amount sufficient to offset any doubling up of investment advisory, administrative and shareholder servicing fees.

    REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements involve the sale of securities held by a Fund with an agreement to repurchase the securities at an agreed upon price and date. Each Fund may use this practice to generate cash for shareholder redemptions without selling securities during unfavorable market conditions. Whenever a Fund enters a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets on a daily basis in an amount at least equal to the repurchase price (including accrued interest). The repurchase price is generally equal to the original sales price plus interest. Reverse repurchase agreements are usually for seven days or less and cannot be repaid prior to their expiration dates. Reverse repurchase agreements involve the risk that the market value of the portfolio securities transferred may decline below the price at which the Fund is obliged to purchase the securities.

    ZERO COUPON, PAYMENT-IN-KIND AND STRIPPED OBLIGATIONS. The principal and interest components of United States Treasury bonds with remaining maturities of longer than ten years are eligible to be traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are separately issued by the United States Treasury at the request of depository financial institutions, which then trade the component parts separately. The interest component of STRIPS may be more volatile than that of United States Treasury bills with comparable maturities. The risk is greater when the period to maturity is longer. Each Fund may invest in stripped obligations where the underlying obligations are backed by the full faith and credit of the U.S. government.

    The Balanced Fund may invest in zero coupon obligations issued by governmental and private issuers. Zero coupon obligations are sold at a substantial discount from their value at maturity and, when held to maturity, their entire return, which consists of the amortization of discount, comes from the difference between their purchase price and maturity value. Because interest on a zero coupon obligation is not distributed on a current basis, the obligation tends to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying securities with similar maturities. The value of zero coupon obligations appreciates more than such ordinary interest-paying securities during periods of declining interest rates and depreciates more than such ordinary interest-paying securities during periods of rising interest rates. Under the stripped bond rules of the Internal Revenue Code of 1986, as amended (the "Code"), investments by a Fund in zero coupon obligations will result in the accrual of interest income on such investments in advance of the receipt of the cash corresponding to such income.

    Zero coupon securities may be created when a dealer deposits a U.S. Treasury or federal agency security with a custodian and then sells the coupon payments and principal payment that will be generated by this security separately. Proprietary receipts, such as Certificates of Accrual on Treasury Securities, Treasury Investment Growth Receipts and generic Treasury Receipts, are examples of stripped U.S. Treasury securities separated into their component parts through such custodial arrangements.

    The Balanced Fund may invest in payment-in-kind obligations. Payment-in-kind ("PIK") bonds are debt obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments experience greater volatility in market value due to changes in interest rates than debt obligations which provide for regular payments of interest. A Fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations.

    ILLIQUID SECURITIES. For purposes of its limitation on investments in illiquid securities, each Fund may elect to treat as liquid, in accordance with procedures established by the Board of Trustees, certain

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investments in restricted securities for which there may be a secondary market of qualified institutional buyers as contemplated by Rule 144A under the Securities Act of 1933, as amended (the "Securities Act") and commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act ("Section 4(2) paper"). Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to qualified institutional buyers. Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as a Fund who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale of Section 4(2) paper by the purchaser must be in an exempt transaction.

    One effect of Rule 144A and Section 4(2) is that certain restricted securities may now be liquid, though there is no assurance that a liquid market for Rule 144A securities or Section 4(2) paper will develop or be maintained. The Trustees have adopted policies and procedures for the purpose of determining whether securities that are eligible for resale under Rule 144A and Section 4(2) paper are liquid or illiquid for purposes of the limitation on investment in illiquid securities. Pursuant to those policies and procedures, the Trustees have delegated to the adviser the determination as to whether a particular instrument is liquid or illiquid, requiring that consideration be given to, among other things, the frequency of trades and quotes for the security, the number of dealers willing to sell the security and the number of potential purchasers, dealer undertakings to make a market in the security, the nature of the security and the time needed to dispose of the security. The Trustees will periodically review the Funds' purchases and sales of Rule 144A securities and
Section 4(2) paper.

    STAND-BY COMMITMENTS. Each Fund may utilize stand-by commitments in securities sales transactions. In a put transaction, a Fund acquires the right to sell a security at an agreed-upon price within a specified period prior to its maturity date, and a stand-by commitment entitles a Fund to same-day settlement and to receive an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise.

    Stand-by commitments are subject to certain risks, which include the inability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, the fact that the commitment is not marketable by the Fund, and that the maturity of the underlying security will generally be different from that of the commitment. A put transaction will increase the cost of the underlying security and consequently reduce the available yield.

    SECURITIES LOANS. To the extent specified in its Prospectus, each Fund is permitted to lend its securities to broker-dealers and other institutional investors in order to generate additional income. Such loans of portfolio securities may not exceed 30% of the value of a Fund's total assets. In connection with such loans, a Fund will receive collateral consisting of cash, cash equivalents, U.S. government securities or irrevocable letters of credit issued by financial institutions. Such collateral will be maintained at all times in an amount equal to at least 100% of the current market value plus accrued interest of the securities loaned. A Fund can increase its income through the investment of such collateral. A Fund continues to be entitled to the interest payable or any dividend-equivalent payments received on a loaned security and, in addition, to receive interest on the amount of the loan. However, the receipt of any dividend-equivalent payments by a Fund on a loaned security from the borrower will not qualify for the dividends-received deduction. Such loans will be terminable at any time upon specified notice. A Fund might experience risk of loss if the institutions with which it has engaged in portfolio loan transactions breach their agreements with such Fund. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower experience financial difficulty. Loans will be made only to firms deemed by the adviser to be of good standing and will not be made unless, in the judgment of the adviser, the consideration to be earned from such loans justifies the risk.

    REAL ESTATE INVESTMENT TRUSTS. Each Fund may invest in shares of real estate investment trusts ("REITs"), which are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs or mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have

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appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. The value of equity trusts will depend upon the value of the underlying properties, and the value of mortgage trusts will be sensitive to the value of the underlying loans or interests.

       ADDITIONAL POLICIES REGARDING DERIVATIVE AND RELATED TRANSACTIONS

    INTRODUCTION. As explained more fully below, the Funds may employ derivative and related instruments as tools in the management of portfolio assets. Put briefly, a "derivative" instrument may be considered a security or other instrument which derives its value from the value or performance of other instruments or assets, interest or currency exchange rates, or indexes. For instance, derivatives include futures, options, forward contracts, structured notes and various over-the-counter instruments.

    Like other investment tools or techniques, the impact of using derivatives strategies or similar instruments depends to a great extent on how they are used. Derivatives are generally used by portfolio managers in three ways: first, to reduce risk by hedging (offsetting) an investment position; second, to substitute for another security particularly where it is quicker, easier and less expensive to invest in derivatives; and lastly, to speculate or enhance portfolio performance. When used prudently, derivatives can offer several benefits, including easier and more effective hedging, lower transaction costs, quicker investment and more profitable use of portfolio assets. However, derivatives also have the potential to significantly magnify risks, thereby leading to potentially greater losses for a Fund.

    Each Fund may invest its assets in derivative and related instruments subject only to the Fund's investment objective and policies and the requirement that the Fund maintain segregated accounts consisting of cash or other liquid assets (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under such instruments with respect to positions where there is no underlying portfolio asset so as to avoid leveraging the Fund.

    The value of some derivative or similar instruments in which the Funds may invest may be particularly sensitive to changes in prevailing interest rates or other economic factors, and--like other investments of the Funds--ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the adviser to forecast interest rates and other economic factors correctly. If the Adviser inaccurately forecast such factors and have taken positions in derivative or similar instruments contrary to prevailing market trends, a Fund could be exposed to the risk of a loss. The Funds might not employ any or all of the strategies described herein, and no assurance can be given that any strategy used will succeed.

    Set forth below is an explanation of the various derivatives strategies and related instruments the Funds may employ along with risks or special attributes associated with them. This discussion is intended to supplement the Funds' current prospectuses as well as provide useful information to prospective investors.

    RISK FACTORS. As explained more fully below and in the discussions of particular strategies or instruments, there are a number of risks associated with the use of derivatives and related instruments and no assurance can be given that any strategy will succeed. The value of certain derivatives or related instruments in which a Fund may invest may be particularly sensitive to changes in prevailing economic conditions and market value. The ability of the Fund to successfully utilize these instruments may depend in part upon the ability of its adviser to forecast these factors correctly. Inaccurate forecasts may expose the Fund to a risk of loss. There can be no guarantee that there will be a correlation between price movements in a hedging vehicle and in the portfolio assets being hedged. An incorrect correlation could result in a loss on both the hedged assets in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. This risk is particularly acute in the case of "cross-hedges" between currencies. The Adviser may inaccurately forecast interest rates, market values or other economic factors in utilizing a derivatives strategy. In such a case, a Fund may have been in a better position had it not entered into such strategy. Hedging strategies, while reducing risk of loss, can also reduce the opportunity for gain. In other words, hedging usually limits both potential losses as well as potential gains.

    Strategies not involving hedging may increase the risk to a Fund. Certain strategies, such as yield enhancement, can have speculative characteristics and may result in more risk to a Fund than hedging strategies using the same instruments. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out an option, futures contract or other derivative or related position. Many exchanges and boards of trade limit the amount of fluctuation permitted in option or futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist.

    Finally, over-the-counter instruments typically do not have a liquid market. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position. Activities of large traders in the futures and securities markets involving arbitrage, "program trading," and other investment strategies may cause price distortions in these markets. In certain instances, particularly those involving over-the-counter transactions, forward contracts there is a greater potential that a counterparty or broker may default or be unable to perform on its commitments. In the event of such a default, a Fund may experience a loss. In transactions involving currencies, the value of the currency underlying an instrument may fluctuate due to many factors, including economic conditions, interest rates, governmental policies and market forces.

    SPECIFIC USES AND STRATEGIES. Set forth below are explanations of various strategies involving derivatives and related instruments which may be used by a Fund.

    OPTIONS ON SECURITIES, SECURITIES INDEXES AND DEBT INSTRUMENTS. A Fund may purchase, sell or exercise call and put options on (i) securities,
(ii) securities indexes, and (iii) debt instruments. Specifically, each Fund may
(i) purchase, write and exercise call and put options on securities and securities indices (including using options in combination with securities, other options or derivative instruments), (ii) enter into swaps, futures contracts and options on futures contracts, (iii) employ forward currency contracts and (iv) purchase and sell structured products, which are instruments designed to restructure or reflect the characteristics of certain other investments. In addition, the Balanced Fund may employ interest rate contracts.

    Although in most cases these options will be exchange-traded, the Funds may also purchase, sell or exercise over-the-counter options. Over-the-counter options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller. As such, over-the-counter options generally have much less market liquidity and carry the risk of default or nonperformance by the other party.

    One purpose of purchasing put options is to protect holdings in an underlying or related security against a substantial decline in market value. One purpose of purchasing call options is to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability to invest in such securities in an orderly manner. A Fund may also use combinations of options to minimize costs, gain exposure to markets or take advantage of price disparities or market movements. For example, a Fund may sell put or call options it has previously purchased or purchase put or call options it has previously sold. These transactions may result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. A Fund may write a call or put option in order to earn the related premium from such transactions. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of a similar option. The Funds will not write uncovered options.

    In addition to the general risk factors noted above, the purchase and writing of options involve certain special risks. During the option period, a Fund writing a covered call (i.e., where the underlying securities are held by the Fund) has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but has retained the risk of loss should the price of the underlying securities decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. The Funds will not write uncovered options.

    If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, such Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position.

    FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A Fund may purchase or sell (i) interest-rate futures contracts, (ii) futures contracts on specified instruments or indices, and (iii) options on these futures contracts ("futures options").

    The futures contracts and futures options may be based on various instruments or indices in which the Funds may invest such as foreign currencies, certificates of deposit, Eurodollar time deposits, securities indices, economic indices (such as the Consumer Price Indices compiled by the U.S. Department of Labor).

    Futures contracts and futures options may be used to hedge portfolio positions and transactions as well as to gain exposure to markets. For example, a Fund may sell a futures contract--or buy a futures option--to protect against a decline in value, or reduce the duration, of portfolio holdings. Likewise, these instruments may be used where a Fund intends to acquire an instrument or enter into a position. For example, a Fund may purchase a futures contract--or buy a futures option--to gain immediate exposure in a market or otherwise offset increases in the purchase price of securities or currencies to be acquired in the future. Futures options may also be written to earn the related premiums.

    When writing or purchasing options, the Funds may simultaneously enter into other transactions involving futures contracts or futures options in order to minimize costs, gain exposure to markets, or take advantage of price disparities or market movements. Such strategies may entail additional risks in certain instances. The Funds may engage in cross-hedging by purchasing or selling futures or options on a security or currency different from the security or currency position being hedged to take advantage of relationships between the two securities or currencies.

    Investments in futures contracts and options thereon involve risks similar to those associated with options transactions discussed above. The Funds will only enter into futures contracts or options on futures contracts which are traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system.

    FORWARD CONTRACTS. A Fund may use foreign currency and interest-rate forward contracts for various purposes as described below.

    Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. A Fund that may invest in securities denominated in foreign currencies may, in addition to buying and selling foreign currency futures contracts and options on foreign currencies and foreign currency futures, enter into forward foreign currency exchange contracts to reduce the risks or otherwise take a position in anticipation of changes in foreign exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be a fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency contract, a Fund "locks in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, a Fund reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another. Transactions that use two foreign currencies are sometimes referred to as "cross-hedges."

    A Fund may enter into these contracts for the purpose of hedging against foreign exchange risk arising from the Fund's investments or anticipated investments in securities denominated in foreign currencies. A Fund may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

    A Fund may also use forward contracts to hedge against changes in interest rates, increase exposure to a market or otherwise take advantage of such changes. An interest-rate forward contract involves the obligation to purchase or sell a specific debt instrument at a fixed price at a future date.

    INTEREST RATE AND CURRENCY TRANSACTIONS. A Fund may employ currency and interest rate management techniques, including transactions in options (including yield curve options), futures, options on futures, forward foreign currency exchange contracts, currency options and futures and currency and interest rate swaps. The aggregate amount of a Fund's net currency exposure will not exceed the total net asset value of its portfolio. However, to the extent that a Fund is fully invested while also maintaining currency positions, it may be exposed to greater combined risk.

    The Funds will only enter into interest rate and currency swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate and currency swaps do not involve the delivery of securities, the underlying currency, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and currency swaps is limited to the net amount of interest or currency payments that a Fund is contractually obligated to make. If the other party to an interest rate or currency swap defaults, a Fund's risk of loss consists of the net amount of interest or currency payments that the Fund is contractually entitled to receive. Since interest rate and currency swaps are individually negotiated, the Funds expect to achieve an acceptable degree of correlation between their portfolio investments and their interest rate or currency swap positions.

    A Fund may hold foreign currency received in connection with investments in foreign securities when it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate.

    A Fund may purchase or sell without limitation as to a percentage of its assets forward foreign currency exchange contracts when the adviser anticipate that the foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not held by such Fund. In addition, a Fund may enter into forward foreign currency exchange contracts in order to protect against adverse changes in future foreign currency exchange rates. A Fund may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if its adviser believe that there is a pattern of correlation between the two currencies. Forward contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts. The use of foreign currency forward contracts will not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of or rates of return on a Fund's foreign currency denominated portfolio securities and the use of such techniques will subject the Fund to certain risks.

    The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, a Fund may not always be able to enter into foreign currency forward contracts at attractive prices, and this will limit a Fund's ability to use such contract to hedge or cross-hedge its assets. Also, with regard to a Fund's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying a Fund's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Fund's assets that are the subject of such cross-hedges are denominated.

    A Fund may enter into interest rate and currency swaps to the maximum allowed limits under applicable law. A Fund will typically use interest rate swaps to shorten the effective duration of its portfolio. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Currency swaps involve the exchange of their respective rights to make or receive payments in specified currencies.

    MORTGAGE-RELATED SECURITIES. A Fund may purchase mortgage-backed securities--i.e., securities representing an ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Mortgage loans included in the pool--but not the security itself--may be insured by the Government National Mortgage Association or the Federal Housing Administration or guaranteed by the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation or the Veterans Administration, which guarantees are supported only by the discretionary authority of the U.S. government to purchase the agency's obligations. Mortgage-backed securities provide investors with payments consisting of both interest and principal as the mortgages in the underlying mortgage pools are paid off. Although providing the potential for enhanced returns, mortgage-backed securities can also be volatile and result in unanticipated losses.

    The average life of a mortgage-backed security is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of the principal invested far in advance of the maturity of the mortgages in the pool. The actual rate of return of a mortgage-backed security may be adversely affected by the prepayment of mortgages included in the mortgage pool underlying the security.

    A Fund may also invest in securities representing interests in collateralized mortgage obligations ("CMOs"), real estate mortgage investment conduits ("REMICs") and in pools of certain other asset-backed bonds and mortgage pass-through securities. Like a bond, interest and prepaid principal are paid, in most cases, monthly. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the U.S. government, or U.S. government-related entities, and their income streams.

    CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, are allocated to different classes in accordance with the terms of the instruments, and changes in prepayment rates or assumptions may significantly affect the expected average life and value of a particular class.

    REMICs include governmental and/or private entities that issue a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities. REMICs issued by private entities are not U.S. government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer.

    The Adviser expects that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed-rate mortgages. A Fund may also invest in debentures and other securities of real estate investment trusts. As new types of mortgage-related securities are developed and offered to investors, the Funds may consider making investments in such new types of mortgage-related securities.

    DOLLAR ROLLS. Under a mortgage "dollar roll," a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, a Fund forgoes principal and interest paid on the mortgage-backed securities. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A Fund may only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position which matures on or before the forward settlement date of the dollar roll transaction. At the time a Fund enters into a mortgage "dollar roll," it will establish a segregated account with its custodian bank in which it will maintain cash or liquid securities equal in value to its obligations in respect of dollar rolls, and accordingly, such dollar rolls will not be considered senior securities. Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

    ASSET-BACKED SECURITIES. A Fund may invest in asset-backed securities, including conditional sales contracts, equipment lease certificates and equipment trust certificates. The adviser expect that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future. Several types of asset-backed securities already exist, including, for example, "Certificates for Automobile Receivables-SM-" or "CARS-SM-" ("CARS"). CARS represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS are passed-through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the CARS trust. An investor's return on CARS may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the CARS trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, the failure of servicers to take appropriate steps to perfect the CARS trust's rights in the underlying loans and the servicer's sale of such loans to bona fide purchasers, giving rise to interests in such loans superior to those of the CARS trust, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted. A Fund also may invest in other types of asset-backed securities. In the selection of other asset-backed securities, the adviser will attempt to assess the liquidity of the security giving consideration to the nature of the security, the frequency of trading in the security, the number of dealers making a market in the security and the overall nature of the marketplace for the security.

    STRUCTURED PRODUCTS. A Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of certain other investments. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("structured products") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured products to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured products is dependent on the extent of the cash flow on the underlying instruments. A Fund may invest in structured products which represent derived investment positions based on relationships among different markets or asset classes.

    A Fund may also invest in other types of structured products, including, among others, inverse floaters, spread trades and notes linked by a formula to the price of an underlying instrument. Inverse floaters have coupon rates that vary inversely at a multiple of a designated floating rate (which typically is determined by reference to an index rate, but may also be determined through a dutch auction or a remarketing agent or by reference to another security) (the "reference rate"). As an example, inverse floaters may constitute a class of CMOs with a coupon rate that moves inversely to a designated index, such as LIBOR (London Interbank Offered Rate) or the Cost of Funds Index. Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. A spread trade is an investment position relating to a difference in the prices or interest rates of two securities where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities. When a Fund invests in notes linked to the price of an underlying instrument, the price of the underlying security is determined by a multiple (based on a formula) of the price of such underlying security. A structured product may be considered to be leveraged to the extent its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. Because they are linked to their underlying markets or securities, investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. Total return on the structured product is derived by linking return to one or more characteristics of the underlying instrument. Because certain structured products of the type in which a Fund may invest may involve no credit enhancement, the credit risk of those structured products generally would be equivalent to that of the underlying instruments. A Fund may invest in a class of structured products that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured products typically have higher yields and present greater risks than unsubordinated structured products. Although a Fund's purchase of subordinated structured products would have similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of a Fund's fundamental investment limitation related to borrowing and leverage.

    Certain issuers of structured products may be deemed to be "investment companies" as defined in the 1940 Act. As a result, a Fund's investments in these structured products may be limited by the restrictions contained in the 1940 Act. Structured products are typically sold in private placement transactions, and there currently is no active trading market for structured products. As a result, certain structured products in which the Funds invest may be deemed illiquid and subject to its limitation on illiquid investments.

    Investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. In addition, because structured products are typically sold in private placement transactions, there currently is no active trading market for structured products.

    ADDITIONAL RESTRICTIONS ON THE USE OF FUTURES AND OPTION CONTRACTS. None of the Funds is a "commodity pool" (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the Commodity Futures Trading Commission and futures contracts and futures options will be purchased, sold or entered into only for bona fide hedging purposes, provided that a Fund may enter into such transactions for purposes other than bona fide hedging if, immediately thereafter, the sum of the amount of its initial margin and premiums on open contracts and options would not exceed 5% of the liquidation value of the Fund's portfolio, provided, further, that, in the case of an option that is in-the-money, the in-the-money amount may be excluded in calculating the 5% limitation.

    When a Fund purchases a futures contract, an amount of cash or cash equivalents or high quality debt securities will be deposited in a segregated account with such Fund's custodian or sub-custodian so that the amount so segregated, plus the initial deposit and variation margin held in the account of its broker, will at all times equal the value of the futures contract, thereby insuring that the use of such futures is unleveraged.

    In addition to the foregoing requirements, the Board of Trustees has adopted an additional restriction on the use of futures contracts and options thereon, requiring that the aggregate market value of the futures contracts held by a Fund not exceed 50% of the market value of its total assets. Neither this restriction nor any policy with respect to the above-referenced restrictions, would be changed by the Board of Trustees without considering the policies and concerns of the various federal and state regulatory agencies.

                            INVESTMENT RESTRICTIONS

    The Funds have adopted the following investment restrictions which may not be changed without approval by a "majority of the outstanding shares" of a Fund which, as used in this SAI, means the vote of the lesser of (i) 67% or more of the shares of a Fund present at a meeting, if the holders of more than 50% of the outstanding shares of a Fund are present or represented by proxy, or
(ii) more than 50% of the outstanding shares of a Fund.

    Each Fund:

        (1) may not borrow money, except that each Fund may borrow money for temporary or emergency purposes, or by engaging in reverse repurchase transactions, in an amount not exceeding 33 1/3% of the value of its total assets at the time when the loan is made and may pledge, mortgage or hypothecate no more than 1/3 of its net assets to secure such borrowings. Any borrowings representing more than 5% of a Fund's total assets must be repaid before the Fund may make additional investments;

        (2) may make loans to other persons, in accordance with the Fund's investment objectives and policies and to the extent permitted by applicable law;

        (3) may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry. Notwithstanding the foregoing, (i) with respect to a Fund's permissible futures and options transactions in U.S. government securities, positions in such options and futures shall not be subject to this restriction.

        (4) may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments but this shall not prevent a Fund from (i) purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities or (ii) engaging in forward purchases or sales of foreign currencies or securities;

        (5) may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by a Fund in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not hereby precluded;

        (6) may not issue any senior security (as defined in the 1940 Act), except that (i) a Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order;
    (ii) a Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; and
    (iii) subject to the restrictions set forth above, a Fund may borrow money as authorized by the 1940 Act. For purposes of this restriction, collateral arrangements with respect to permissible options and futures transactions, including deposits of initial and variation margin, are not considered to be the issuance of a senior security; or

        (7) may not underwrite securities issued by other persons except insofar as a Fund may technically be deemed to be an underwriter under the Securities Act in selling a portfolio security.

    In addition, as a matter of fundamental policy, notwithstanding any other investment policy or restriction, each Fund may seek to achieve its investment objective by investing all of its investable assets in another investment company having substantially the same investment objective and policies as the Fund. For purposes of investment restriction (2) above, loan participations are considered to be debt instruments. For purposes of investment restriction (5) above, real estate includes Real Estate Limited Partnerships. For purposes of investment restriction (3) above, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry." Investment restriction (3) above, however, is not applicable to investments by a Fund in municipal obligations where the issuer is regarded as a state, city, municipality or other public authority since such entities are not members of an "industry." Supranational organizations are collectively considered to be members of a single "industry" for purposes of restriction (3) above.

    In addition, each Fund is subject to the following nonfundamental restrictions which may be changed without shareholder approval:

        (1) Each Fund may not, with respect to 75% of its assets, hold more than 10% of the outstanding voting securities of any issuer or invest more than 5% of its assets in the securities of any one issuer (other than obligations of the U.S. government, its agencies and instrumentalities).

        (2) Each Fund may not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of a Fund.

        (3) Each Fund may not purchase or sell interests in oil, gas or mineral leases.

        (4) Each Fund may not invest more than 15% of its net assets in illiquid securities.

        (5) Each Fund may not write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (i) the writing, purchasing or selling of puts, calls or combinations thereof with respect to portfolio securities or (ii) with respect to a Fund's permissible futures and options transactions, the writing, purchasing, ownership, holding or selling of futures and options positions or of puts, calls or combinations thereof with respect to futures.

        (6) Except as specified above, each Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies.

    For purposes of the Funds' investment restrictions, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security.

    In order to permit the sale of its shares in certain states, a Fund may make commitments more restrictive than the investment policies and limitations described above and in its Prospectus. Should a Fund determine that any such commitment is no longer in its best interests, it will revoke the commitment by terminating sales of shares in the state involved.

    If a percentage or rating restriction on investment or use of assets set forth herein or in a Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by a Fund will not be considered a violation. If the value of a Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

    Specific decisions to purchase or sell securities for a Fund are made by a portfolio manager who is an employee of the adviser to such Fund and who is appointed and supervised by senior officers of such adviser. Changes in a Fund's investments are reviewed by the Board of Trustees of the Trust. The portfolio managers may serve other clients of the adviser in a similar capacity.

    The frequency of a Fund's portfolio transactions--the portfolio turnover rate--will vary from year to year depending upon market conditions. Because a high turnover rate may increase transaction costs and the possibility of taxable short-term gains, the adviser will weigh the added costs of short-term investment against anticipated gains. Each Fund will engage in portfolio trading if its adviser believes a transaction, net of costs (including custodian charges), will help it achieve its investment objective. Funds investing in both equity and debt securities apply this policy with respect to both the equity and debt portions of their portfolios.

    The Funds' and Portfolios' portfolio turnover rates for the three most recent fiscal years were as follows:

                                     YEAR ENDED  YEAR ENDED  YEAR ENDED
                                      12/31/98    12/31/99    12/31/00
                                     ----------  ----------  ----------
Balanced Fund                              58%        45%         134%
Core Equity Fund                           32%        11%*        N/A
Equity Growth Fund                         35%        15%*        N/A
Equity Income Fund                          3%        16%          15%
Core Equity Portfolio                     N/A          6%**        37%
Equity Growth Portfolio                   N/A          1%***       58%

  * The portfolio turnover for fiscal year 1999 was calculated from January 1, 1999 to August 11, 1999. For the period August 11, 1999 to the date of this SAI, Core Equity Fund and Equity Growth Fund invested all of their investable assets in Core Equity Portfolio and Equity Growth Portfolio, respectively.
 ** The portfolio turnover for fiscal year 1999 was calculated from July 1, 1999 (commencement of operations) to December 31, 1999.
*** The portfolio turnover for fiscal year 1999 was calculated from August 12, 1999 (commencement of operations) to December 31, 1999.

    Under the advisory agreement, the Adviser shall use its best efforts to seek to execute portfolio transactions at prices which, under the circumstances, result in total costs or proceeds being the most favorable to the Funds. In assessing the best overall terms available for any transaction, the adviser considers all factors they deem relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, research services provided to the Adviser, and the reasonableness of the commissions, if any, both for the specific transaction and on a continuing basis. The Adviser is not required to obtain the lowest commission or the best net price for any Fund on any particular transaction, and are not required to execute any order in a fashion either preferential to any Fund relative to other accounts they manage or otherwise materially adverse to such other accounts.

    Debt securities are traded principally in the over-the-counter market through dealers acting on their own account and not as brokers. In the case of securities traded in the over-the-counter market (where no stated commissions are paid but the prices include a dealer's markup or markdown), the adviser to a Fund normally seeks to deal directly with the primary market makers unless, in its opinion, best execution is available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to the Adviser on the tender of a Fund's portfolio securities in so-called tender or exchange offers. Such soliciting dealer fees are in effect recaptured for a Fund by the adviser. At present, no other recapture arrangements are in effect.

    Under the advisory agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause the Funds to pay a broker-dealer which provides brokerage and research services to the adviser, the Funds and/or other accounts for which they exercise investment discretion an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker-dealers would have charged for the transaction if they determine in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or their overall responsibilities to accounts over which they exercise investment discretion. Not all of such services are useful or of value in advising the Funds. The Adviser reports to the Board of Trustees regarding overall commissions paid by the Funds and their reasonableness in relation to the benefits to the Funds. The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or of purchasers or sellers of securities, furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

    The management fees that the Funds pay to the Adviser will not be reduced as a consequence of the adviser's receipt of brokerage and research services. To the extent the Funds' portfolio transactions are used to obtain such services, the brokerage commissions paid by the Funds will exceed those that might otherwise be paid by an amount which cannot be presently determined. Such services generally would be useful and of value to the Adviser in serving one or more of their other clients and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to the adviser in carrying out their obligations to the Funds. While such services are not expected to reduce the expenses of the adviser, the Adviser would, through use of the services, avoid the additional expenses which would be incurred if they should attempt to develop comparable information through their own staffs.

    In certain instances, there may be securities that are suitable for one or more of the Funds as well as one or more of the Adviser's other clients. Investment decisions for the Funds and for other clients are made with a view to achieving their respective investment objectives. It may develop that the same investment decision is made for more than one client or that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more Funds or other clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Funds are concerned. However, it is believed that the ability of the Funds to participate in volume transactions will generally produce better executions for the Funds.

    The Funds and Portfolios paid brokerage commissions for the three most recent fiscal years as follows:

                                     YEAR ENDED  YEAR ENDED  YEAR ENDED
                                      12/31/98    12/31/99    12/31/00
                                     ----------  ----------  ----------
Balanced Fund                         $ 28,076   $32,417      $ 88,364
Core Equity Fund                        73,487    81,691*          N/A
Equity Growth Fund                     155,024    83,170*          N/A
Equity Income Fund                      34,168    75,480       104,847
Core Equity Portfolio                      N/A    47,626**     203,067
Equity Growth Portfolio                    N/A     2,409***    313,963

  * Represents brokerage commissions paid for the period January 1, 1999 through August 11, 1999. For the period August 11, 1999, Core Equity Fund and Equity Growth Fund invested all of their investable assets in Core Equity Portfolio and Equity Growth Portfolio, respectively.
 ** Represents brokerage commissions paid for the period July 1, 1999 (commencement of operations) through December 31, 1999.
*** Represents brokerage commissions paid for the period August 12, 1999 (commencement of operations) through December 31, 1999.

    No portfolio transactions are executed with the Adviser or with any affiliate of the Adviser, acting either as principal or as broker.

                            PERFORMANCE INFORMATION

    From time to time, a Fund may use hypothetical investment examples and performance information in advertisements, shareholder reports or other communications to shareholders. Because such performance information is based on past investment results, it should not be considered as an indication or representation of the performance of any classes of a Fund in the future. From time to time, the performance and yield of classes of a Fund may be quoted and compared to those of other mutual funds with similar investment objectives, unmanaged investment accounts, including savings accounts, or other similar products and to stock or other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of a Fund or its classes may be compared to data prepared by Lipper Analytical Services, Inc. or Morningstar Mutual Funds on Disc, widely recognized independent services which monitor the performance of mutual funds. Performance and yield data as reported in national financial publications including, but not limited to, Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in local or regional publications, may also be used in comparing the performance and yield of a Fund or its classes. A Fund's performance may be compared with indices such as the Lehman Brothers Government/Credit Index, the Lehman Brothers Government Bond Index, the Lehman Government Bond 1-3 Year Index and the Lehman Aggregate Bond Index; the S&P 500 Index, the S&P 400 Mid Cap Index, the S&P 600 Small Cap Index, the Dow Jones Industrial Average or any other commonly quoted index of common stock prices; and the Russell 2000 Index and the NASDAQ Composite Index. Additionally, a Fund may, with proper authorization, reprint articles written about such Fund and provide them to prospective shareholders.

    A Fund may provide period and average annual "total rates of return." The "total rate of return" refers to the change in the value of an investment in a Fund over a period (which period shall be stated in any advertisement or communication with a shareholder) based on any change in net asset value per share including the value of any shares purchased through the reinvestment of any dividends or capital gains distributions declared during such period. One-, five-, and ten-year periods will be shown, unless the class has been in existence for a shorter period.

    Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the yields and the net asset values of the classes of shares of a Fund will vary based on market conditions, the current market value of the securities held by the Fund and changes in the Fund's expenses. The Adviser, the Administrator, the Distributor and other service providers may voluntarily waive a portion of their fees on a month-to-month basis. In addition, the Distributor may assume a portion of a Fund's operating expenses on a month-to-month basis. These actions would have the effect of increasing the net income (and therefore the yield and total rate of return) of the classes of shares of the Fund during the period such waivers are in effect. These factors and possible differences in the methods used to calculate the yields and total rates of return should be considered when comparing the yields or total rates of return of the classes of shares of a Fund to yields and total rates of return published for other investment companies and other investment vehicles (including different classes of shares).

    Each Fund presents performance information for each class since the commencement of operations of that Fund (or the related predecessor fund, as described below), rather than the date such class was introduced. Performance information for each class introduced after the commencement of operations of the related Fund (or predecessor fund) is therefore based on the performance history of a predecessor class. Historical expenses reflected in performance information are based upon the distribution and other expenses actually incurred during the periods presented and have not been restated, for periods during which the performance information for a particular class is based upon the performance history of a predecessor class, to reflect the ongoing expenses currently borne by the particular class.

    In connection with the Avesta Conversion, each of the Balanced, Core Equity, Equity Growth and Equity Income Funds of the Trust was established to receive the assets of the corresponding investment portfolio of the AVESTA Trust, a collective investment trust organized under Texas law. Performance results presented for each class of the JPMorgan Funds include the performance of the corresponding investment portfolio of the AVESTA Trust for periods prior to the consummation of the Avesta Conversion. Accordingly, for periods prior to January 1, 1998, the performance results for each class of a Fund will be identical.

    Advertising or communications to shareholders may contain the views of the Adviser as to current market, economic, trade and interest rate trends, as well as legislative, regulatory and monetary developments, and may include investment strategies and related matters believed to be of relevance to a Fund.

    Advertisements for the JPMorgan Funds may include references to the asset size of other financial products made available by JPMFAM(USA) or its affiliates, such as the offshore assets of other funds.

                              TOTAL RATE OF RETURN

    A Fund's or class's total rate of return for any period will be calculated by (a) dividing (i) the sum of the net asset value per share on the last day of the period and the net asset value per share on the last day of the period of shares purchasable with dividends and capital gains declared during such period with respect to a share held at the beginning of such period and with respect to shares purchased with such dividends and capital gains distributions, by
(ii) the public offering price per share on the first day of such period, and
(b) subtracting 1 from the result. The average annual rate of return quotation will be calculated by (x) adding 1 to the period total rate of return quotation as calculated above, (y) raising such sum to a power which is equal to 365 divided by the number of days in such period, and (z) subtracting 1 from the result.

                        AVERAGE ANNUAL TOTAL RETURNS(1)
                           (EXCLUDING SALES CHARGES)

    The average annual total rates of return for the following Funds, reflecting the initial investment and assuming the reinvestment of all distributions (but excluding the effects of any applicable sales charges), for the one, five, and ten year periods ending June 30, 2001, and in the case of the Core Equity Fund for the period from commencement of business operations to June 30, 2001 were as follows:

                                                                        DATE OF     DATE OF
                                 ONE         FIVE    TEN      SINCE      FUND        CLASS
FUND                            YEAR        YEARS   YEARS   INCEPTION  INCEPTION  INTRODUCTION
----                       ---------------  ------  ------  ---------  ---------  ------------
Balanced Fund                                                           3/29/88
    A Shares(2)(3)                 -10.23%  11.69%  10.79%       --                  10/16/98
    B Shares(2)                    -10.46%  11.63%  10.76%       --                   2/16/01
    C Shares(2)                    -10.45%  11.64%  10.76%       --                   2/16/01
    Select Shares(2)(3)             -9.83%  11.90%  10.89%                            3/29/98
Core Equity Fund                                                         4/1/93
    A Shares(2)(3)                 -22.04%  13.54%     --     12.79%                  9/10/98
    B Shares(2)                    -22.20%  13.49%     --     12.77%                  2/16/01
    C Shares(2)                    -22.20%  13.49%     --     12.77%                  2/16/01
    Select Shares(3)               -21.81%  13.71%     --     12.90%                   4/1/93
Equity Growth Fund                                                      3/29/88
    A Shares(2)(3)                 -33.84%  13.42%  12.55%       --                   8/13/98
    B Shares(2)                    -34.00%  13.36%  12.53%       --                   2/16/01
    C Shares(2)                    -34.06%  13.34%  12.52%       --                   2/16/01
    Select Shares(3)               -33.69%  13.58%  12.64%       --                   3/29/88
Equity Income Fund                                                      3/29/88
    A Shares(2)(3)                 -13.82%  12.25%  12.59%       --                   8/24/98
    B Shares(2)                    -13.99%  12.20%  12.57%       --                   2/16/01
    C Shares(2)                    -13.99%  12.20%  12.57%       --                   2/16/01
    Select Shares(3)               -13.54%  12.43%  12.68%       --                   3/29/88

(1) The ongoing fees and expenses borne by Class B and C Shares are greater than those borne by Class A Shares; the ongoing fees and expenses borne by a Fund's Class A, B, and C Shares are greater than those borne by the Fund's Select Shares. As indicated above, the performance information for each class introduced after the commencement of operations of the related Fund (or predecessor fund) is based on the performance history of a predecessor class or classes and historical expenses have not been restated, for periods during which the performance information for a particular class is based upon the performance history of a predecessor class, to reflect the ongoing expenses currently borne by the particular class. Accordingly, the performance information presented in the table above and in each table that follows may be used in assessing each Fund's performance history but does not reflect how the distinct classes would have performed on a relative basis prior to the introduction of those classes, which would require an adjustment to the ongoing expenses. The performance quoted reflects fee waivers that subsidize and reduce the total operating expenses of certain Funds (or classes thereof). Returns on these Funds (or classes) would have been lower if there were not such waivers. With respect to certain Funds, Chase and/or other service providers are obligated to waive certain fees and/or reimburse certain expenses for a stated period of time. In other instances, there is no obligation to waive fees or to reimburse expenses. Each Fund's Prospectuses disclose the extent of any agreements to waive fees and/or reimburse expenses. Performance presented in the table above and in each table that follows for each class of these Funds includes the performance of their respective predecessor funds for periods prior to the consummation of the Avesta Conversion. Performance presented for each class of each of these Funds is based on the historical expenses and performance of a single class of shares of its predecessor fund and does not reflect the current distribution, service and/or other expenses that an investor would incur as a holder of such class of such Fund. Date of Fund inception shown for these Funds is the date of inception of their respective predecessor funds. These Funds commenced operations as part of the Trust on January 1, 1998. The predecessor funds (unlike the JPMorgan Funds and other investment companies) were not required to comply with the diversification, distribution and other requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Had the predecessor funds been subject to such requirements, their investment performance might have been adversely affected.
(2) Performance information presented in the table above and in each table that follows for this class of this Fund prior to the date this class was introduced is based on the performance of predecessor classes and does not reflect the distribution fees and certain other expenses borne by this class which, if reflected, would reduce the performance quoted.
(3) Class A Shares were formerly known as Investor Class Shares and Select Shares were formerly known as institutional shares and prior to that as Premier Class Shares.

                         AVERAGE ANNUAL TOTAL RETURNS*
                           (INCLUDING SALES CHARGES)

    With the current maximum respective sales charges of 5.75% for A shares, and the current applicable contingent deferred sales charge ("CDSC") for B and C Shares for each period length, reflected, the average annual total rate of return figures would be as follows:

                                      ONE         FIVE    TEN      SINCE
FUND                                 YEAR        YEARS   YEARS   INCEPTION
----                            ---------------  ------  ------  ---------
Balanced Fund
    A Shares                            -15.39%  10.37%  10.13%       --
    B Shares                            -14.06%  11.38%  10.76%       --
    C Shares                            -11.17%  11.64%  10.76%       --
Core Equity Fund
    A Shares                            -26.52%  12.21%     --     11.99%
    B Shares                            -25.82%  13.25%     --     12.77%
    C Shares                            -22.93%  13.49%     --     12.77%
Equity Growth Fund
    A Shares                            -37.64%  12.08%  11.89%       --
    B Shares                            -36.58%  13.12%  12.53%       --
    C Shares                            -34.57%  13.34%  12.52%       --
Equity Income Fund
    A Shares                            -18.78%  10.93%  11.92%       --
    B Shares                            -17.17%  11.95%  12.57%       --
    C Shares                            -14.62%  12.20%  12.57%       --

  *  See the notes to the preceding table.

    The Funds may also from time to time include in advertisements or other communications a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the performance of a Fund with other measures of investment return.

                                YIELD QUOTATIONS

    Any current "yield" quotation for a class of shares of a Fund shall consist of an annualized hypothetical yield, carried at least to the nearest hundredth of one percent, based on a thirty calendar day period and shall be calculated by
(a) raising to the sixth power the sum of 1 plus the quotient obtained by dividing the Fund's net investment income earned during the period by the product of the average daily number of shares outstanding during the period that were entitled to receive dividends and the maximum offering price per share on the last day of the period, (b) subtracting 1 from the result, and
(c) multiplying the result by 2.

    The SEC yields of the Balanced Fund for the thirty day period ended June 30, 2001 were as follows:

                                CLASS A  CLASS B  CLASS C  SELECT
                                -------  -------  -------  -------
Balanced Fund                    1.65%    1.07%    1.07%    2.02%

    Class A Shares were formerly known as Investor Class Shares and Select Shares were formerly known as Institutional shares and prior to that Premier Class Shares.

                     NON-STANDARDIZED PERFORMANCE RESULTS*
                           (EXCLUDING SALES CHARGES)

    The table below reflects the net change in the value of an assumed initial investment of $10,000 in each class of Fund shares in the following Funds, (excluding the effects of any applicable sale charges) for the ten-year period ending June 30, 2001, or in the case of the Core Equity Fund for the period from commencement of business operations to June 30, 2001. The values reflect an assumption that capital gain distributions and income dividends, if any, have been invested in additional shares of the same class. From time to time, the Funds may provide these performance results in addition to the total rate of return quotations required by the Securities and Exchange Commission. As discussed more fully in the Prospectuses, neither these performance results, nor total rate of return quotations, should be considered as representative of the performance of the Funds in the future. These factors and the possible differences in the methods used to calculate performance results and total rates of return should be considered when comparing such performance results and total rate of return quotations of the Funds with those published for other investment companies and other investment vehicles.

                                                    DATE OF
                                           TOTAL     FUND
                                           VALUE   INCEPTION
                                          -------  ---------
Balanced Fund                                       3/29/88
    A Shares                              $38,390
    B Shares                               38,294
    C Shares                               38,298
    Select Shares                          38,745
Core Equity Fund                                     4/1/93
    A Shares                               26,999
    B Shares                               26,942
    C Shares                               26,942
    Select Shares                          27,205
Equity Growth Fund                                  3/29/88
    A Shares                               47,969
    B Shares                               47,849
    C Shares                               47,811
    Select Shares                          48,324
Equity Income Fund                                  3/29/88
    A Shares                               45,898
    B Shares                               45,810
    C Shares                               45,810
    Select Shares                          46,273

  * See the notes to the table captioned "Average Annual Total Return (excluding sales charges)" above. The table above assumes an initial investment of $10,000 in a particular class of a Fund from December 31, 1990, or since the Fund's inception, although the particular class may have been introduced at a subsequent date. As indicated above, performance information for each class introduced after the commencement of operations of the related Fund (or predecessor fund) is based on the performance history of a predecessor class or classes, and historical expenses have not been restated, for periods during which the performance information for a particular class is based upon the performance history of a predecessor class, to reflect the ongoing expenses currently borne by the particular class.

                     NON-STANDARDIZED PERFORMANCE RESULTS*
                           (INCLUDING SALES CHARGES)

    With the current maximum respective sales charges of 5.75% for A shares, and the current applicable CDSC for B and C Shares, the total value for the same periods would be as follows:

                                                    DATE OF
                                           TOTAL     FUND
                                           VALUE   INCEPTION
                                          -------  ---------
Balanced Fund                                       3/29/88
    A Shares                              $36,183
    B Shares                               38,294
    C Shares                               38,298
Core Equity Fund                                     4/1/93
    A Shares                               25,447
    B Shares                               26,942
    C Shares                               26,942
Equity Growth Fund                                  3/29/88
    A Shares                               46,211
    B Shares                               47,849
    C Shares                               47,811
Equity Income Fund                                  3/29/88
    A Shares                               43,259
    B Shares                               45,810
    C Shares                               45,810

  * See the notes to the table captioned "Average Annual Total Return (excluding sales charges)" above. The table above assumes an initial investment of $10,000 in a particular class of a Fund from June 30, 1991, or since the Fund's inception, although the particular class may have been introduced at a subsequent date. As indicated above, performance information for each class introduced after the commencement of operations of the related Fund (or predecessor fund) is based on the performance history of a predecessor class or classes, and historical expenses have not been restated, for periods during which the performance information for a particular class is based upon the performance history of a predecessor class, to reflect the ongoing expenses currently borne by the particular class.

                        DETERMINATION OF NET ASSET VALUE

    As of the date of this SAI, the New York Stock Exchange is open for trading every weekday except for the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

    Each Fund calculates its net asset value ("NAV") once each day at the close of regular trading on the New York Stock Exchange. Equity securities in a Fund's portfolio are valued at the last sale price on the exchange on which they are primarily traded or on the NASDAQ National Market System, or at the last quoted bid price for securities in which there were no sales during the day or for other unlisted (over-the-counter) securities not reported on the NASDAQ National Market System. Bonds and other fixed income securities (other than short-term obligations, but including listed issues) in a Fund's portfolio are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term obligations which mature in 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees.

    Futures and option contracts that are traded on commodities or securities exchanges are normally valued at the settlement price on the exchange on which they are traded. Portfolio securities (other than short-term obligations) for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.

    Bonds and other fixed income securities, (other than short-term obligations) in a Fund's portfolio are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, compound rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term obligations which mature in 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Futures and option contracts that are traded on commodities or securities exchanges are normally valued at the settlement price on the exchange on which they are traded. Portfolio securities (other than short-term obligations) for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.

    Interest income on long-term obligations in a Fund's portfolio is determined on the basis of coupon interest accrued plus amortization of discount (the difference between acquisition price and stated redemption price at maturity) and premiums (the excess of purchase price over stated redemption price at maturity). Interest income on short-term obligations is determined on the basis of interest and discount accrued less amortization of premium.

                      PURCHASES, REDEMPTIONS AND EXCHANGES

    The Funds have established certain procedures and restrictions, subject to change from time to time, for purchase, redemption, and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. If an investor's account balance falls below the minimum for 30 days as a result of selling shares (and not because of performance), the Fund reserves the right to request that you buy more shares or close the investor's account. If an investor's account balance is still below the minimum 60 days after notification, the Fund reserves the right to close out such account and send the proceeds to the address of record. DST Systems, Inc. ("DST"), the funds' transfer agent (the "Transfer Agent") may defer acting on a shareholder's instructions until it has received them in proper form. In addition, the privileges described in the Prospectuses are not available until a completed and signed account application has been received by the Transfer Agent. Telephone transaction privileges are made available to shareholders automatically upon opening an account unless the privilege is declined in
Section 6 of the Account Application. The Telephone Exchange Privilege is not available if an investor was issued certificates for shares that remain outstanding.

    Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, and confirmation that the account registration and address given by such person match those on record, a Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest account application or other written request for services, including purchasing, exchanging, or redeeming shares of such Fund and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder's latest account application or as otherwise properly specified to such Fund in writing.

    The Funds may, at their own option, accept securities in payment for shares. The securities delivered in such a transaction are valued by the method described in "Net Asset Value" as of the day a Fund receives the securities. This is a taxable transaction to the shareholder. Securities may be accepted in payment for shares only if they are, in the judgment of the Adviser, appropriate investments for a Fund. In addition, securities accepted in payment for shares must: (i) meet the investment objective and policies of the acquiring Fund; (ii) be acquired by the Fund for investment and not for resale; (iii) be liquid securities which are not restricted as to transfer either by law or liquidity of market; and (iv) if stock, have a value which is readily ascertainable as evidenced by a listing on a stock exchange, OTC market or by readily available market quotations from a dealer in such securities. The Funds reserve the right to accept or reject at their own option any and all securities offered in payment for its shares.

    Subject to compliance with applicable regulations, each Fund has reserved the right to pay the redemption price of its Shares, either totally or partially, by a distribution in kind of readily marketable portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trust has filed an election under Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (approximately $250,000).

    The Trust, on behalf of the Funds, reserves the right to suspend the right of redemption and to postpone the date of payment upon redemption as follows:
(i) for up to seven days, (ii) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when trading thereon is restricted as determined by the SEC by rule or regulation, (iii) during periods in which an emergency, as determined by the SEC, exists that causes disposal by a Fund of, or evaluation of the net asset value of, its portfolio securities to be unreasonable or impracticable, or (iv) for such other periods as the SEC may permit.

    Each investor in a Fund may add to or reduce its investment in the Fund on each day that the New York Stock Exchange is open for business. Once each such day, based upon prices determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time, however, options are priced at 4:15 p.m., Eastern time) the value of each investor's interest in a Fund will be determined by multiplying the NAV of the Fund by the percentage representing that investor's share of the aggregate beneficial interests in the Fund. Any additions or reductions which are to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in a Fund will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in the Fund effected on such day and (ii) the denominator of which is the aggregate NAV of the Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the aggregate investments in the Fund. The percentage so determined will then be applied to determine the value of the investor's interest in the Fund as of such time on the following day the New York Stock Exchange is open for trading.

    The public offering price of Class A shares is the NAV plus a sales charge that varies depending on the size of the investor's purchase. The Fund receives the NAV. The sales charge is allocated between the investor's broker-dealer and the Fund's distributor as shown in the following table, except when the Fund's distributor, in its discretion, allocates the entire amount to the investor's broker-dealer.

    The broker-dealer allocation for Funds with a 5.75% sales charge on Class A shares is set forth below:

                                                             AMOUNT OF
                                      SALES CHARGE AS A     SALES CHARGE
                                        PERCENTAGE OF:      REALLOWED TO
                                     --------------------   DEALERS AS A
AMOUNT OF TRANSACTION AT             OFFERING  NET AMOUNT  PERCENTAGE OF
OFFERING PRICE ($)                    PRICE     INVESTED   OFFERING PRICE
------------------                   --------  ----------  --------------
Under 100,000                           5.75       6.10           5.00
100,000 but under 250,000               3.75       3.90           3.25
250,000 but under 500,000               2.50       2.56           2.25
500,000 but under 1,000,000             2.00       2.04           1.75

    There is no initial sales charge on purchases of Class A shares of $1 million or more.

    At times the Fund's Distributor may reallow up to the entire sales charge to certain broker-dealers. In those instances, broker-dealers selling Class A shares of a Fund may be deemed to be underwriters under the Securities Act.

    The Fund's distributor pays broker-dealers commissions on net sales of Class A shares of $1 million or more based on an investor's cumulative purchases. Such commissions are paid at the rate of 1.00% of the amount under $2.5 million, 0.75% of the next $7.5 million, 0.50% of the next $40 million and 0.20% thereafter. The Fund's distributor may withhold such payments with respect to short-term investments.

    Investors may be eligible to buy Class A shares at reduced sales charges. Interested parties should consult their investment representative or the JPMorgan Funds Service Center for details about JPMorgan Funds' combined purchase privilege, cumulative quantity discount, statement of intention, group sales plan, employee benefit plans and other plans. Some participant-directed employee benefit plans participate in a "multi-fund" program which offers both JPMorgan and non-JPMorgan mutual funds. The money that is invested in JPMorgan Funds may be combined with the other mutual funds in the same program when determining the plan's eligibility to buy Class A shares for purposes of the discount privileges and programs described above.

    Investors in Class A shares may qualify for reduced initial sales charges by signing a statement of intention (the "Statement"). This enables the investor to aggregate purchases of Class A shares in the Fund with purchases of Class A shares of any other Fund in the Trust (or if a Fund has only one class, shares of such Fund), excluding shares of any JPMorgan money market fund, during a 13-month period. The sales charge is based on the total amount to be invested in Class A shares during the 13-month period. All Class A or other qualifying shares of these Funds currently owned by the investor will be credited as purchases (at their current offering prices on the date the Statement is signed) toward completion of the Statement. A 90-day back-dating period can be used to include earlier purchases at the investor's cost. The 13-month period would then begin on the date of the first purchase during the 90-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the Statement. A shareholder must notify the Transfer Agent or Distributor whenever a purchase is being made pursuant to a Statement.

    The Statement is not a binding obligation on the investor to purchase the full amount indicated; however, on the initial purchase, if required (or subsequent purchases if necessary), 5% of the dollar amount specified in the Statement will be held in escrow by the Transfer Agent in Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) registered in the shareholder's name in order to assure payment of the proper sales charge. If total purchases pursuant to the Statement (less any dispositions and exclusive of any distributions on such shares automatically reinvested) are less than the amount specified, the investor will be requested to remit to the Transfer Agent an amount equal to the difference between the sales charge paid and the sales charge applicable to the aggregate purchases actually made. If not remitted within 20 days after written request, an appropriate number of escrowed shares will be redeemed in order to realize the difference. This privilege is subject to modification or discontinuance at any time with respect to all shares purchased thereunder. Reinvested dividend and capital gain distributions are not counted toward satisfying the Statement.

    Class A shares of a Fund may also be purchased by any person at a reduced initial sales charge which is determined by (a) aggregating the dollar amount of the new purchase and the greater of the purchaser's total (i) NAV or (ii) cost of any shares acquired and still held in the Fund, or any other JPMorgan Fund excluding any JPMorgan money market fund, and (b) applying the initial sales charge applicable to such aggregate dollar value (the "Cumulative Quantity Discount"). The privilege of the Cumulative Quantity Discount is subject to modification or discontinuance at any time with respect to all Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) purchased thereafter.

    An individual who is a member of a qualified group (as hereinafter defined) may also purchase Class A shares of a Fund (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) at the reduced sales charge applicable to the group taken as a whole. The reduced initial sales charge is based upon the aggregate dollar value of Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such
Fund) previously purchased and still owned by the group plus the securities currently being purchased and is determined as stated in the preceding paragraph. In order to obtain such discount, the purchaser or investment dealer must provide the Transfer Agent with sufficient information, including the purchaser's total cost, at the time of purchase to permit verification that the purchaser qualifies for a cumulative quantity discount, and confirmation of the order is subject to such verification. Information concerning the current initial sales charge applicable to a group may be obtained by contacting the Transfer Agent.

    A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) at a discount and (iii) satisfies uniform criteria which enables the Distributor to realize economies of scale in its costs of distributing Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund). A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of the Fund and the members must agree to include sales and other materials related to the Fund in its publications and mailings to members at reduced or no cost to the Distributor, and must seek to arrange for payroll deduction or other bulk transmission of investments in the Fund. This privilege is subject to modification or discontinuance at any time with respect to all Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) purchased thereafter.

    No initial sales charge will apply to the purchase of a Fund's Class A shares if (i) one is investing proceeds from a qualified retirement plan where a portion of the plan was invested in the former Chase Vista Funds, (ii) one is investing through any qualified retirement plan with 50 or more participants or
(iii) one is a participant in certain qualified retirement plans and is investing (or reinvesting) the proceeds from the repayment of a plan loan made to him or her.

    Purchases of a Fund's Class A shares may be made with no initial sales charge through an investment adviser or financial planner that charges a fee for its services.

    Purchases of a Fund's Class A shares may be made with no initial sales charge (i) by an investment adviser, broker or financial planner, provided arrangements are preapproved and purchases are placed through an omnibus account with the Fund or (ii) by clients of such investment adviser or financial planner who place trades for their own accounts, if such accounts are linked to a master account of such investment adviser or financial planner on the books and records of the broker or agent. Such purchases may also be made for retirement and deferred compensation plans and trusts used to fund those plans.

    Purchases of a Fund's Class A shares may be made with no initial sales charge in accounts opened by a bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund, the Fund's distributor or the JPMorgan Funds Service Center.

    A Fund may sell Class A shares without an initial sales charge to the current and retired Trustees (and their immediate families), current and retired employees (and their immediate families) of J.P. Morgan Chase & Co. ("JPMorgan Chase"), the Fund's distributor and transfer agent or any affiliates or subsidiaries thereof, registered representatives and other employees (and their immediate families) of broker-dealers having selected dealer agreements with the Fund's distributor, employees (and their immediate families) of financial institutions having selected dealer agreements with the Fund's distributor (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of JPMorgan Fund shares) and financial institution trust departments investing an aggregate of $1 million or more in the JPMorgan Funds.

    Shareholders of record of any JPMorgan Fund as of November 30, 1990 and certain immediate family members may purchase a Fund's Class A shares with no initial sales charge for as long as they continue to own Class A shares of any JPMorgan Fund, provided there is no change in account registration.

    Upon written request, Class A shareholders of a Fund have a one time privilege of reinstating their investment in the Fund at net asset value next determined subject to written request within 90 calendar days of the redemption. The reinstatement request must be accompanied by payment for the shares (not in excess of the redemption), and shares will be purchased at the next determined net asset value. Class B and Class C shareholders who have redeemed their shares and paid a contingent deferred sales charge ("CDSC") with such redemption may purchase Class A shares with no initial sales charge (in an amount not in excess of their redemption proceeds) if the purchase occurs within 90 days of the redemption of the Class B and Class C shares.

    Shareholders may exchange their shares in the Fund for shares of the same class in any other JPMorgan Fund that offers such share class. The shareholder will not pay a sales charge for such exchange. JPMorgan Chase may discontinue this exchange privilege at any time.

    The Funds reserve the right to limit the number of exchanges or to refuse an exchange. The Funds may charge an administration fee of $5 for each exchange if an investor makes more than 10 exchanges in a year or three in a quarter. Shareholders of other JPMorgan Funds may be entitled to exchange their shares for, or reinvest distributions from their funds in, shares of the Fund at net asset value.

    Under the Exchange Privilege, shares may be exchanged for shares of the same class of another fund only if shares of the fund exchanged into are registered in the state where the exchange is to be made. Shares of a Fund may only be exchanged into another fund if the account registrations are identical. With respect to exchanges from any JPMorgan money market fund, shareholders must have acquired their shares in such money market fund by exchange from one of the JPMorgan non-money market funds or the exchange will be done at relative net asset value plus the appropriate sales charge. Any such exchange may create a gain or loss to be recognized for federal income tax purposes. Normally, shares of the fund to be acquired are purchased on the redemption rate, but such purchase may be delayed by either fund for up to five business days if a fund determines that it would be disadvantaged by an immediate transfer of the proceeds.

    The Funds' distributor pays broker-dealers a commission of 4.00% of the offering price on sales of Class B shares and a commission of 1.00% of the offering price on sales of Class C shares. The distributor keeps the entire amount of any CDSC the investor pays.

    The contingent deferred sales charge for Class B and Class C shares will be waived for certain exchanges and for redemptions in connection with a Fund's systematic withdrawal plan, subject to the conditions described in the Prospectuses. In addition, subject to confirmation of a shareholder's status, the contingent deferred sales charge will be waived for: (i) a total or partial redemption made within one year of the shareholder's death or initial qualification for Social Security disability payments; (ii) a redemption in connection with a Minimum Required Distribution from an IRA, Keogh or custodial account under section 403(b) of the Internal Revenue Code or a mandatory distribution from a qualified plan; (iii) redemptions made from an IRA, Keogh or custodial account under section 403(b) of the Internal Revenue Code through an established Systematic Redemption Plan; (iv) a redemption resulting from an over-contribution to an IRA; (v) distributions from a qualified plan upon retirement; and (vi) an involuntary redemption of an account balance under $500. Up to 12% of the value of Class B shares subject to a systematic withdrawal plan may also be redeemed each year without a CDSC, provided that the Class B account had a minimum balance of $20,000 at the time the systematic withdrawal plan was established.

    Class B shares automatically convert to Class A shares (and thus are then subject to the lower expenses borne by Class A shares) after a period of time specified below has elapsed since the date of purchase (the "CDSC Period"), together with the pro rata portion of all Class B shares representing dividends and other distributions paid in additional Class B shares attributable to the Class B shares then converting. The conversion of Class B shares purchased on or after May 1, 1996, will be effected at the relative NAVs per share of the two classes on the first business day of the month following the eighth anniversary of the original purchase. The conversion of Class B shares purchased prior to May 1, 1996, will be effected at the relative net asset values per share of the two classes on the first business day of the month following the seventh anniversary of the original purchase. If any exchanges of Class B shares during the CDSC Period occurred, the holding period for the shares exchanged will be counted toward the CDSC Period. If the purchase of Class A Shares occurs within 90 days of the redemption of the B (or C) Shares, there is no initial sales charge (in an amount not in excess of their redemption proceeds). At the time of the conversion the NAV per share of the Class A shares may be higher or lower than the NAV per share of the Class B shares; as a result, depending on the relative NAVs per share, a shareholder may receive fewer or more Class A shares than the number of Class B shares converted.

    A Fund may require signature guarantees for changes that shareholders request be made in Fund records with respect to their accounts, including but not limited to, changes in bank accounts, for any written requests for additional account services made after a shareholder has submitted an initial account application to the Fund, and in certain other circumstances described in the Prospectuses. A Fund may also refuse to accept or carry out any transaction that does not satisfy any restrictions then in effect. A signature guarantee may be obtained from a bank, trust company, broker-dealer or other member of a national securities exchange. Please note that a notary public cannot provide a signature guarantee.

    The Funds reserve the right to change any of these policies at any time and may reject any request to purchase shares at a reduced sales charge.

    Investors may incur a fee if they effect transactions through a broker or agent.

                           DISTRIBUTIONS: TAX MATTERS

    The following is only a summary of certain additional material tax considerations generally affecting the Funds and their shareholders that are not described in the respective Fund's Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in each Fund's Prospectus are not intended as substitutes for careful tax planning.

                QUALIFICATION AS A REGULATED INVESTMENT COMPANY

    Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. Additionally, each Fund intends to remain qualified as a regulated investment company under Subchapter M of the Code. As a regulated investment company, each Fund is not subject to federal income tax on the portion of its net investment income
(i.e., its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid ) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of its net investment income for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below.

    In addition to satisfying the Distribution Requirement for each taxable year, a regulated investment company must: derive at least 90% of its gross income from dividends, interest, certain payments with respect to stock or securities loans, gains from the sale or other disposition of stock, securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement").

    In addition to satisfying the requirements described above, each Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund's taxable year, (1) at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and (2) no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

    Each Fund may engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies) and short sales. See "Additional Policies Regarding Derivative and Related Transactions." Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income of the Fund and defer recognition of certain of the Fund's losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require a Fund to "mark to market" certain types of positions in its portfolio (that is, treat them as if they were closed out) and (2) may cause a Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the Distribution Requirement and avoid the 4% excise tax (described below). Each Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.

    A Fund may make investments that produce income that is not matched by a corresponding cash distribution to the Fund, such as investments in pay-in-kind bonds or in obligations such as zero coupon securities having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price) or securities having market discount (i.e., an amount equal to the excess of the stated redemption price of the security over the basis of such security immediately after it was acquired), if the Fund elects to accrue market discount on a current basis. In addition, income may continue to accrue for federal income tax purposes with respect to a non-performing investment. Any such income would be treated as income earned by a Fund and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to a Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its investors. In addition, if an election is not made to currently accrue market discount with respect to a market discount security, all or a portion of any deduction for any interest expenses incurred to purchase or hold such a security may be deferred until such security is sold or otherwise disposed.

    If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current or accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

                  EXCISE TAX ON REGULATED INVESTMENT COMPANIES

    A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ending on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending
November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

    Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

                               FUND DISTRIBUTIONS

    Each Fund anticipates distributing substantially all of its net investment income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will qualify for the 70% dividends received deduction for corporations only to the extent discussed below.

    A Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a "capital gain dividend," it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares.

    The maximum rate of tax on long-term capital gains of individuals is generally 20% with respect to capital assets held for more than 12 months and 18% with respect to capital assets with a holding period of more than 5 years beginning after December 31, 2000.

    Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

    Ordinary income dividends paid by a Fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of qualifying dividends received by a Fund from domestic corporations for the taxable year. A dividend received by a Fund will not be treated as a qualifying dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 90 day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 180 day period beginning 90 days before such date in the case of certain preferred stock) under the rules of Code Sections 246(c)(3) and (4); (2) to the extent that a Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code
Section 246A. Moreover, the dividends received deduction for a corporate shareholder may be disallowed or reduced (8% for gain otherwise taxes at 15%) if the corporate shareholder fails to satisfy the foregoing requirement with respect to its shares of a Fund.

    For purposes of the corporate alternative minimum tax ("AMT"), the corporate dividends received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMT. However, corporate shareholders will generally be required to take the full amount of any dividend received from a Fund into account (without a dividends received deduction) in determining its adjusted current earnings.

    Investment income that may be received by certain of the Funds from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle any such Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of any such Fund's assets to be invested in various countries is not known.

    Distributions by a Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

    Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of a Fund reflects undistributed net investment income or capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

    Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

    A Fund will be required in certain cases to backup withhold and remit to the U.S. Treasury a portion of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all,
(2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient." Backup withholding is not an additional tax and any amounts withheld may be credited against a shareholder's Federal Income tax liability provided the appropriate information is furnished to the IRS.

                          SALE OR REDEMPTION OF SHARES

    A shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on (or undistributed capital gains credited with respect to) such shares.

                              FOREIGN SHAREHOLDERS

    Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

    If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends paid to such foreign shareholder from net investment income will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund and capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains.

    If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations.

    In the case of foreign non-corporate shareholders, a Fund may be required to backup withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

    The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes. Transfers by gift of shares of a Fund by an individual foreign shareholder will not be subject to U.S. Federal gift tax, but the value of shares of a Fund held by such a shareholder at his death will generally be includible in his gross estate for U.S. federal estate tax purposes, subject to any applicable estate tax treaty.

                          STATE AND LOCAL TAX MATTERS

    Depending on the residence of the shareholder for tax purposes, distributions may also be subject to state and local taxes or withholding taxes. Shareholders' dividends attributable to a Fund's income from repurchase agreements generally are subject to state and local income taxes, although statutes and regulations vary in their treatment of such income. Rules of state and local taxation of ordinary income dividends and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation in other respects. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in a Fund.

                          EFFECT OF FUTURE LEGISLATION

    The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

                     MANAGEMENT OF THE TRUSTS AND THE FUNDS

                                    TRUSTEES

    The Trustees of the Trust are also the Trustees of each of the Funds. Their names, principal occupations during the past five years, addresses and dates of birth are set forth below:

    WILLIAM J. ARMSTRONG--Trustee; Retired; formerly Vice President and Treasurer Ingersoll-Rand Company. Address: 287 Hampshire Ridge, Park Ridge, NJ 07656. His date of birth is December 4, 1941.

    ROLAND R. EPPLEY, JR.--Trustee; Retired; formerly President and Chief Executive Officer, Eastern States Bankcard Association, Inc. (1971-1988); Director, Janel Hydraulics, Inc.; formerly Director of The Hanover Funds, Inc.
Address: 105 Coventry Place, Palm Beach Gardens, FL 33418. His date of birth is April 1, 1932.

    ANN MAYNARD GRAY--Trustee; Former President, Diversified Publishing Group and Vice President, Capital Cities/ABC, Inc. Ms. Gray is also a director of Duke Energy Corporation and Elan Corporation, plc. Address: 1262 Rockrimmon Road, Stamford, CT 06903. Her date of birth is August 23, 1934.

    MATTHEW HEALEY--Trustee and President of the Board of Trustees; Former Chief Executive Officer of certain trusts in the JPMorgan Fund Complex through April 2001. Address: Pine Tree Country Club Estates, 10286 Saint Andrews Road, Boynton Beach, FL 33436. His date of birth is August 23, 1937.

    FERGUS REID, III--Trustee and Chairman of the Board of Trustees; Chairman and Chief Executive Officer, Lumelite Corporation, since September 1985; Trustee, Morgan Stanley Funds. Address: 202 June Road, Stamford, CT 06903. His date of birth is August 12, 1932.

    JAMES J. SCHONBACHLER--Trustee; Retired; Prior to September, 1998, Managing Director, Bankers Trust Company and Group Head and Director, Bankers Trust A.G., Zurich and BT Brokerage Corp. Address: 3711 Northwind Court, Jupiter, FL 33477. His date of birth is January 26, 1943.

    LEONARD M. SPALDING*--Trustee; Retired; formerly Chief Executive Officer of Chase Mutual Funds Corp.; formerly President and Chief Executive Officer of Vista Capital Management (investment manager); and formerly Chief Investment Executive of the Chase Manhattan Private Bank. Address: 2025 Lincoln Park Road, Springfield, KY 40069. His date of birth is July 20, 1935.

    H. RICHARD VARTABEDIAN--Trustee; Former President of trusts in the Fund Complex; Investment Management Consultant; formerly, Senior Investment Officer, Division Executive of the Investment Management Division of the Chase Manhattan Bank, N.A., 1980-1991. Address: P.O. Box 296, Beach Road, Hendrick's Head, Southport, ME 04576. His date of birth is January 26, 1936.

    * Mr. Spalding is deemed to be an "interested person" due to his ownership of equity securities of affiliates of J.P. Morgan Chase & Co.

    The Trustees decide upon general policies and are responsible for overseeing the Trust's business affairs. The Board of Trustees of the Trust presently has Audit, Valuation, Investment, and Governance Committees. The members of the Audit Committee are Messrs. Armstrong (Chairman), Eppley and Reid and Ms. Gray. The function of the Audit Committee is to recommend independent auditors and monitor accounting and financial matters. The Audit Committee met two times during the fiscal year ended October 31, 2000. The members of the Valuation Committee are Messrs. Healey (Chairman), Spalding, Schonbachler and Armstrong. The function of the Valuation Committee is to oversee the fair value of the Funds' portfolio securities as necessary. The members of the Investment Committee are Messrs. Spalding (Chairman), Vartabedian and Healey and Ms. Gray. The function of the Investment Committee is to oversee the Adviser's investment program. The members of the Governance Committee are Messrs. Vartabedian (Chairman), Schonbachler, Eppley and Reid. The function of the Governance Committee is to nominate trustees for the Board to consider and to address Trustee compensation issues.

    Each Trustee is currently paid an annual fee of $120,000 for serving as Trustee of the Funds and the JPMorgan Fund Complex. Each is reimbursed for expenses incurred in connection with service as a Trustee. For his services as Chairman of the Board of Trustees of the JPMorgan Fund Complex, Mr. Reid is paid an additional $140,400. For his services as President of the Board of Trustees of the JPMorgan Fund Complex, Mr. Healey is paid an additional $40,000. For his services as the Chairman of the Governance Committee of the JPMorgan Fund Complex, Mr. Vartabedian is paid an additional $40,000. The Trustees may hold various other directorships unrelated to the JPMorgan Fund Complex.

    Trustee compensation expenses paid by the Trust for the calendar year ended December 31, 2000 are set forth below.

                                     AGGREGATE TRUSTEE      PENSION OR
                                     COMPENSATION PAID  RETIREMENT BENEFITS  TOTAL COMPENSATION
                                       BY THE TRUST       ACCRUED BY THE          PAID FROM
                                        DURING 2000      "FUND COMPLEX"**     "FUND COMPLEX"(1)
                                     -----------------  -------------------  -------------------
William J. Armstrong, Trustee             $1,985             $ 41,781             $ 90,000
Roland R. Eppley, Jr., Trustee             2,026               58,206               91,000
Ann Maynard Gray, Trustee                    N/A                  N/A               75,000
Matthew Healey, Trustee and
  President of the Board of
  Trustees (2)                               N/A                  N/A               75,000
Fergus Reid, III, Trustee and
  Chairman of the Board of Trustees        4,328              110,091              205,750
James J. Schonbachler, Trustee               N/A                  N/A               75,000
Leonard M. Spalding, Jr., Trustee*         1,956               35,335               89,000
H. Richard Vartabedian, Trustee            2,829               86,791              134,350

  * Mr. Spalding is deemed to be an "interested person" due to his ownership of equity securities of affiliates of JPMorgan Chase.
 ** On February 22, 2001, the Board of Trustees voted to terminate the Retirement Plan.
(1) A Fund Complex means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investment services, or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies. The JPMorgan Fund Complex for which the Trustees will serve includes 10 investment companies.
(2) Pierpont Group, Inc., which provided services to the former J.P. Morgan Funds, paid Mr. Healey, in his role as Chairman of Pierpont Group, Inc., compensation in the amount of $200,000, contributed $25,500 to a defined contribution plan on his behalf and paid $18,400 in insurance premiums for his benefit.

    The Trustees of the former Chase Vista Funds instituted a Retirement Plan for Eligible Trustees (the "Plan") pursuant to which each Trustee (who is not an employee of the former Chase Vista Funds' adviser, administrator or distributor or any of their affiliates) may be entitled to certain benefits upon retirement from the board of trustees. Pursuant to the Plan, the normal retirement date is the date on which the eligible Trustee has attained age 65 and has completed at least five years of continuous service with one or more of the investment companies advised by the adviser of certain former Chase Vista Funds and its affiliates (collectively, the "Covered Funds"). Each Eligible Trustee is entitled to receive from the Covered Funds an annual benefit commencing on the first day of the calendar quarter coincident with or following his date of retirement equal to the sum of (1) 8% of the highest annual compensation received from the Covered Funds multiplied by the number of such Trustee's years of service (not in excess of 10 years) completed with respect to any Covered Funds and (2) 4% of the highest annual compensation received from the Covered Funds for each year of service in excess of 10 years, provided that no Trustee's annual benefit will exceed the highest annual compensation received by that Trustee from the Covered Funds. Such benefit is payable to each eligible Trustee in monthly installments for the life of the Trustee. On February 22, 2001, the Board of Trustees voted to terminate the Plan and in furtherance of this determination agreed to pay Trustees an amount equal, in the aggregate, to $10.95 million, of which $5.3 million had been previously accrued by the Covered Funds. The remaining $5.65 million was reimbursed by Chase. Messrs. Armstrong, Eppley, Reid, Spalding and Vartabedian received $1,027,673, $800,600, $2,249,437, $463,798 and $1,076,927, respectively, in connection with the termination. Each nominee has elected to defer receipt of such amount pursuant to the Deferred Compensation Plan for Eligible Trustees.

    The Trustees instituted a Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan") pursuant to which each Trustee (who is not an employee of the former Chase Vista Funds' adviser, administrator or distributor or any of their affiliates) may enter into agreements with such Funds whereby payment of the Trustees' fees are deferred until the payment date elected by the Trustee (or the Trustee's termination of service). The deferred amounts are deemed invested in shares of funds as elected by the Trustee at the time of deferral. If a deferring Trustee dies prior to the distribution of amounts held in the deferral account, the balance of the deferral account will be distributed to the Trustee's designated beneficiary in a single lump sum payment as soon as practicable after such deferring Trustee's death. Messrs. Armstrong, Eppley, Reid, Spalding and Vartabedian are the only Trustees who have elected to defer compensation under such plan.

                                    OFFICERS

    The Trust's executive officers (listed below), other than the officers who are employees of the Adviser, or one of its affiliates are provided and compensated by J.P. Morgan Fund Distributors, Inc., a subsidiary of The BISYS Group, Inc. The officers conduct and supervise the business operations of the Trust. The Trust has no employees.

    The officers of the Trust, their principal occupations during the past five years and dates of birth are set forth below. The business address of each of the officers unless otherwise noted is 522 Fifth Avenue, New York, NY 10038.

    GEORGE GATCH; President, Managing Director, J.P. Morgan Investment Management Inc. Mr. Gatch is head of J.P. Morgan Fleming's U.S. Mutual Funds and Financial Intermediaries Business. He has held numerous positions throughout the firm in business management, marketing and sales. His date of birth is December 21, 1962

    DAVID WEZDENKO; Treasurer; Vice President, JPMIM. Mr. Wezdenko is the Chief Operating Officer for the JPMorgan Fleming's U.S. Mutual Funds and Financial Intermediaries Business. Since joining J.P. Morgan Chase (or its predecessors) in 1996, he has held numerous financial and operations related positions supporting the J.P. Morgan pooled funds business. His date of birth is October 2, 1963.

    SHARON WEINBERG; Secretary. Vice President, JPMIM. Ms. Weinberg is head of Business and Product Strategy for JPMorgan Fleming's U.S. Mutual Funds and Financial Intermediaries Business. Since joining J.P. Morgan Chase (or its predecessors) in 1996 in New York, she has held numerous positions throughout the asset management business in mutual funds marketing, legal, and product development. Her date of birth is June 15, 1959.

    MICHAEL MORAN; Vice President and Assistant Treasurer. Vice President, J.P. Morgan Investment Management Inc. Mr. Moran is the Chief Financial Officer of JPMorgan Fleming's U.S. Mutual Funds and Financial Intermediaries Business. He has held various financial reporting roles in the Investment Management and Middle Market businesses at J.P. Morgan Chase. His date of birth is July 14, 1969.

    STEPHEN UNGERMAN; Vice President and Assistant Treasurer. Vice President, JPMIM. Mr. Ungerman is head of the Fund Service Group within Fund Administration. Prior to joining J.P. Morgan Chase (or its predecessors) in 2000, he held a number of senior management positions in Prudential Insurance Co. of America's asset management business, includes Assistant General counsel, Tax Director, and Co-head of Fund Administration Department. Mr. Ungerman was also the Assistant Treasurer of all mutual funds managed by Prudential. His date of birth is June 2, 1953.

    JUDY R. BARTLETT; Vice President and Assistant Secretary. Vice President and Assistant General Counsel, J.P. Morgan Investment Management Inc. since September 2000. From August 1998 through August 2000, Ms. Bartlett was an attorney at New York Life Insurance Company where she served as assistant Secretary for the Mainstay Funds. From October 1995 through July 1998, Ms. Bartlett was an associate at the law firm of Willkie, Farr & Gallagher. Her date of birth is May 29, 1965.

    JOSEPH J. BERTINI; Vice President and Assistant Secretary. Vice President and Assistant General Counsel, J.P. Morgan Investment Management Inc. Prior to October of 1997, he was an attorney in the Mutual Fund Group at SunAmerica Asset Management Inc. His date of birth is November 4, 1965.

    PAUL M. DERUSSO; Assistant Treasurer. Vice President, J.P. Morgan Investment Management Inc. Mr. DeRusso has served in the Funds Administration Group as Manager of the Budgeting and Expense Group for the J.P. Morgan Family of Funds and their successor on the heritage Chase side since prior to 1996. His date of birth is December 3, 1954.

    LAI MING FUNG; Assistant Treasurer. Associate, J.P. Morgan Investment Management Inc. Ms. Fung serves in the Funds Administration group as a Budgeting Analyst for the Budgeting and Expense Group.

Prior to April 1999, she worked with Morgan Stanley Dean Witter as a Section Head in the Fund Accounting Group. Her date of birth is September 8, 1974.

    MARY SQUIRES; Assistant Treasurer. Vice President, J.P. Morgan Investment Management Inc. Ms. Squires has held numerous financial and operations positions supporting the J.P. Morgan Chase Complex. Her date of birth is January 8, 1955.

    NIMISH S. BHATT; Assistant Treasurer. Senior Vice President, Fund Administration and Financial Services, BISYS Investment Services, since November 2000; various positions held within BISYS prior thereto since 1996, including Vice President and Director of International Operations, Vice President of Financial Administration and Vice President of Tax. His address is 3435 Stelzer Road, Columbus, Ohio 43219. His date of birth is June 6, 1963.

    ARTHUR A. JENSEN; Assistant Treasurer. Vice President, Financial Services, BISYS Investment Services, since June 2001; formerly Section Manager at Northern Trust Company and Accounting Supervisor at Allstate Insurance Company. His address is 3435 Stelzer Road, Columbus, Ohio 43219. His date of birth is September 28, 1966.

    MARTIN R. DEAN; Assistant Treasurer. Vice President, Administration Service, BISYS Fund Services, Inc.; formerly Senior Manager, KPMG Peat Marwick (1987-1994). His address is 3435 Stelzer Road, Columbus, OH 43219. His date of birth is September 27, 1963.

    ALAINA METZ; Assistant Secretary. Chief Administrative Officer, BISYS Fund Services; formerly Supervisor, Blue Sky Department, Alliance Capital Management L.P. Her address is 3435 Stelzer Road, Columbus, OH 43219. Her date of birth is April 7, 1967.

    LISA HURLEY; Assistant Secretary. Executive Vice President and General Counsel, BISYS Fund Services, Inc.; formerly Counsel to Moore Capital Management and General Counsel to Global Asset Management and Northstar Investments Management. Her address is 90 Park Avenue, New York, NY 10016. Her date of birth is May 29, 1955.

    As of August 22, 2001, the officers and Trustees as a group owned less than 1% of the shares of each Fund.

                                CODES OF ETHICS

    The Trust, the Adviser and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these codes permits personnel subject to such code to invest in securities, including securities that may be purchased or held by the Fund. Such purchases, however, are subject to procedures reasonably necessary to prevent Access Persons from engaging in any unlawful conduct set forth in Rule 17j-1.

                               INVESTMENT ADVISER

    JPMFAM (USA), acts as investment adviser to the Funds pursuant to an Investment Advisory Agreement (the "Advisory Agreement"). Subject to such policies as the Board of Trustees may determine, JPMFAM (USA) is responsible for investment decisions for the Funds. Pursuant to the terms of the Advisory Agreement, JPMFAM (USA) provides the Funds with such investment advice and supervision as it deems necessary for the proper supervision of the Funds' investments. The Adviser continuously provide investment programs and determine from time to time what securities shall be purchased, sold or exchanged and what portion of the Funds' assets shall be held uninvested. The Adviser to the Funds furnish, at their own expense, all services, facilities and personnel necessary in connection with managing the investments and effecting portfolio transactions for the Funds. The Advisory Agreement for the Funds will continue in effect from year to year only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of a Funds' outstanding voting securities and by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on such Advisory Agreement.

    Prior to February 28, 2001, The Chase Manhattan Bank ("Chase") was the adviser to the Funds, and Chase Fleming Asset Management was the sub-adviser and handled the day to day management of the Funds.

    Under the Advisory Agreement, the Adviser may utilize the specialized portfolio skills of all its various affiliates, thereby providing the Funds with greater opportunities and flexibility in accessing investment expertise.

    Pursuant to the terms of the Advisory Agreement, the Adviser is permitted to render services to others. The Advisory Agreement is terminable without penalty by the Trust on behalf of the Funds on not more than 60 days', nor less than 30 days', written notice when authorized either by a majority vote of a Fund's shareholders or by a vote of a majority of the Board of Trustees of the Trust, or by the Adviser on not more than 60 days', nor less than 30 days', written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The Advisory Agreement provides that the Adviser under such agreement shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the respective Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

    In the event the operating expenses of the Funds, including all investment advisory and administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the most restrictive expense limitation applicable to the Funds imposed by the securities laws or regulations thereunder of any state in which the shares of the Funds are qualified for sale, as such limitations may be raised or lowered from time to time, the adviser shall reduce its advisory fee (which fee is described below) to the extent of its share of such excess expenses. The amount of any such reduction to be borne by the Adviser shall be deducted from the monthly advisory fee otherwise payable with respect to the Funds during such fiscal year; and if such amounts should exceed the monthly fee, the Adviser shall pay to a Fund its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.

    JPMFAM (USA) is a wholly-owned subsidiary of J.P. Morgan Chase, a registered bank holding company. Also included among JPMFAM (USA) accounts are commingled trust funds and a broad spectrum of individual trust and investment management portfolios. These accounts have varying investment objectives. JPMFAM (USA) is located at 522 Fifth Avenue, New York, New York 10036.

    The table below sets forth for each Fund listed, the advisory fees paid to the investment adviser and the fees waived by the investment adviser for the fiscal periods indicated.

                                12/31/98             12/31/99             12/31/00
                           ------------------  --------------------  -------------------
                             PAID                 PAID                  PAID
                           ACCRUED    WAIVED    ACCRUED     WAIVED    ACCRUED    WAIVED
                           --------  --------  ----------  --------  ----------  -------
Balanced Fund              $350,137   132,884  $  635,226   158,258     787,587   64,457
Core Equity Fund*           503,400   124,638     613,653    95,747         N/A      N/A
Equity Growth Fund*         912,673   110,212   1,000,139    54,183         N/A      N/A
Equity Income Fund          737,842   102,058   1,128,251   131,830   1,184,425   46,906

  * Advisory fees paid and waived for 1999 are for the period January 1, 1999 through August 11, 1999. For the period August 12, 1999 through
     December 31, 2000, the Core Equity and Equity Growth Funds operated under a master/feeder fund structure and did not have an investment adviser.

    The table below sets forth for each Portfolio listed, the advisory fees paid to the adviser and the fees waived by the adviser for the periods indicated.

                                   12/31/99**            12/31/00
                                -----------------  --------------------
                                PAYABLE   WAIVED    PAYABLE     WAIVED
                                --------  -------  ----------  --------
Core Equity Portfolio           $524,385  $69,918  $1,845,490  $129,739
Equity Growth Portfolio          863,350   34,534   3,007,286    89,731

 ** Adviser fees and waivers for 1999 are from the period July 1, 1999 (commencement of operations) through December 31, 1999.

                                 ADMINISTRATOR

    Pursuant to an Administration Agreement (the "Administration Agreement"), Chase is the administrator of the Funds. Chase provides certain administrative services to the Funds, including, among other responsibilities: coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Funds' independent contractors and agents; preparation for signature by an officer of the Trust or Master Trust, as the case may be, of all documents required to be filed for compliance by the Trust or Master Trust, as the case may be, with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Funds and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. Chase in its capacity as administrator does not have any responsibility or authority for the management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.

    Under the Administration Agreement, Chase is permitted to render administrative services to others. The Administration Agreement will continue in effect for two years and from year to year thereafter with respect to each Fund only if such continuance is specifically approved at least annually by the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" (as defined by the 1940 Act), or by vote of a majority of such Fund's outstanding voting securities. The Administration Agreement is terminable without penalty by the Trust, on behalf of each Fund, on 60 days' written notice when authorized either by a majority vote of such Fund's shareholders or by vote of a majority of the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust or Master Trust, as the case may be, or by Chase on 60 days' written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The Administration Agreement also provides that neither Chase or its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration of the Funds, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Administration Agreement.

    In consideration of the services provided by Chase pursuant to the Administration Agreement, Chase receives from each Fund a pro rata portion of a fee computed daily and paid monthly at an annual rate equal to 0.15% on the first $25 billion of the average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of the average daily net assets in excess of $25 billion. Chase may voluntarily waive a portion of the fees payable to it with respect to each Fund on a month-to-month basis. Chase may pay a portion of the fees it receives to BISYS Fund Services, L.P. for its services as the Funds' sub-administrator.

    Under prior arrangements, Chase was paid or accrued the following administration fees for the fiscal years periods indicated:

                                 12/31/98              12/31/99              12/31/00
                           --------------------  --------------------  --------------------
                           PAID/ACCRUED  WAIVED  PAID/ACCRUED  WAIVED  PAID/ACCRUED  WAIVED
                           ------------  ------  ------------  ------  ------------  ------
Balanced Fund                $ 46,685       --     $ 84,697     $ --     $105,010     $ --
Core Equity Fund               67,120       --      114,476       --       95,259       --
Core Equity Portfolio(a)          N/A      N/A       34,960       --      123,033       --
Equity Growth Fund            121,688       --      187,150       --      173,408       --
Equity Growth
  Portfolio(a)                    N/A      N/A       57,557       --      200,486       --
Equity Income Fund             98,379       --      150,434       --      157,922       --

(a) Administration fee and waivers for 1999 are from the period August 12, 1999 (commencement of operations) through December 31, 1999.

           SHAREHOLDER SERVICING AGENTS, TRANSFER AGENT AND CUSTODIAN

    The Trust has entered into a Shareholder Servicing Agreement (a "Servicing Agreement") with Chase to provide certain services including but not limited to the following: answer customer inquiries regarding account status and history, the manner in which purchases and redemptions of shares may be effected for the Fund as to which the Shareholder Servicing Agent is so acting and certain other matters pertaining to the Fund; assist shareholders in designating and changing dividend options, account designations and addresses; provide necessary personnel and facilities to establish and maintain shareholder accounts and records; assist in processing purchase and redemption transactions; arrange for the wiring of funds; transmit and receive funds in connection with customer orders to purchase or redeem shares; verify and guarantee shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; furnish (either separately or on an integrated basis with other reports sent to a shareholder by a Shareholder Servicing Agent) quarterly and year-end statements and confirmations of purchases and redemptions; transmit, on behalf of the Fund, proxy statements, annual reports, updated prospectuses and other communications to shareholders of the Fund; receive, tabulate and transmit to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and provide such other related services as the Fund or a shareholder may request. Shareholder servicing agents may be required to register pursuant to state securities law. Shareholder Servicing Agents may subcontract with other parties for the provision of shareholder support services.

    In consideration of the service provided by the Shareholder Servicing Agent pursuant to the Shareholder Servicing Agreement, the Shareholder Servicing Agent receives from the Fund a fee of 0.25% for the Select, Class A, Class B and Class C shares and a fee of 0.10% for the Institutional shares, expressed as a percentage of the average daily net asset values of Fund shares. The Shareholder Servicing Agent may voluntarily agree from time to time to waive a portion of the fees payable to it under its Servicing Agreement with respect to the Fund on a month-to-month basis.

                               DISTRIBUTION PLAN

    The Trust has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act (a "Distribution Plan") on behalf of its Class A, B and C shares of the Funds which provides that each of such classes shall pay for distribution services a distribution fee (the "Distribution Fee"), including payments to the Distributor, at annual rates not to exceed the amounts set forth in their respective Prospectuses. The Distributor may use all or any portion of such Distribution Fee to pay for Fund expenses of printing prospectuses and reports used for sales purposes, expenses of the preparation and printing of sales literature and other such distribution-related expenses. Promotional activities for the sale of each such class of Shares of each Fund will be conducted generally by the JPMorgan Funds, and activities intended to promote one class of a Fund may also benefit the Fund's other Shares and other JPMorgan Funds.

    Class A shares pay a Distribution Fee of up to 0.25% and Class B and Class C pay a Distribution Fee of up to 75% of average daily net assets. Some payments under the Distribution Plans may be used to compensate broker-dealers with trail or maintenance commissions in an amount not to exceed 0.75% annualized of the average net asset values of Investor Class shares maintained in a Fund by such broker-dealers' customers. Since the distribution fees are not directly tied to expenses, the amount of distribution fees paid by a Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plans. For this reason, this type of distribution fee arrangement is characterized by the staff of the Securities and Exchange Commission as being of the "compensation variety" (in contrast to "reimbursement" arrangements by which a distributor's payments are directly linked to its expenses). With respect to Class B shares, because of the 0.75% annual limitation on the compensation paid to the Distributor during a fiscal year, compensation relating to a large portion of the commissions attributable to sales of Class B shares in any one year will be accrued and paid by a Fund to the Distributor in fiscal years subsequent thereto. However, the Shares are not liable for any distribution and expenses incurred in excess of Distribution Fees paid. In determining whether to purchase Class B shares, investors should consider that compensation payments could continue until the Distributor has been fully reimbursed for the commissions paid on sales of Class B shares.

    Each class of shares are entitled to exclusive voting rights with respect to matters concerning its Distribution Plan.

    The Distribution Plan provides that it will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to such Plan ("Qualified Trustees").

    The Distribution Plan requires that the Distributor shall provide to the Board of Trustees, and the Board of Trustees shall review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Distribution Plan. The selection and nomination of Qualified Trustees shall be committed to the discretion of the disinterested Trustees (as defined in the 1940 Act) then in office. The Distribution Plan may be terminated at any time by a vote of a majority of the Qualified Trustees or, with respect to a particular class of a Fund, by vote of a majority of the outstanding voting shares of the class of such Fund (as defined in the 1940 Act). The Distribution Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of its affected shareholders and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees. Each of the Funds will preserve copies of any plan, agreement or report made pursuant to the Distribution Plan for a period of not less than six years from the date of the Distribution Plan, and for the first two years such copies will be preserved in an easily accessible place.

    For the three most recent fiscal years, the Distributor earned distribution fees and voluntarily waived the amounts in parentheses as follows:

                              12/31/98          12/31/99          12/31/00
                           ---------------  ----------------  ----------------
                           PAYABLE  WAIVED  PAYABLE  WAIVED   PAYABLE  WAIVED
                           -------  ------  -------  -------  -------  -------
Balanced Fund A Shares
  (formerly Investor
  Class)                    $  7     $  7   $ 2,933  $ 2,933  $ 4,783  $ 4,783
Core Equity Fund A Shares
  (formerly Investor
  Class)                       9        9     5,263    5,263   20,935   20,935
Equity Growth Fund A
  Shares
  (formerly Investor
  Class)                     511      511    17,690   17,690   65,631   65,631
Equity Income Fund A
  Shares
  (formerly Investor
  Class)                      49       49     3,706    3,706   13,289   13,289

                                  DISTRIBUTOR

    J.P. Morgan Fund Distributors, Inc. (the "Distributor") serves as the Trust's exclusive distributor. The Distributor holds itself available to receive purchase orders for the Fund's shares. In that capacity, the Distributor has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of the Fund's shares in accordance with the terms of the Distribution Agreement between the Trust and the Distributor. Under the terms of the Distribution Agreement between the Distributor and the Trust dated
April 10, 2001, the Distributor receives no compensation in its capacity as the Fund's distributor. The Distributor is a wholly-owned indirect, subsidiary of The BYSIS Group, Inc. The Distributor currently provides administration and distribution services for a number of other investment companies.

    The Distribution Agreement will continue in effect with respect to the Fund for a period of two years after execution and from year to year thereafter only if it is approved at least annually (i) by a vote of the holders of a majority of the Fund's outstanding shares or (ii) by a vote of a majority of the Trustees of the Trust and a vote of the Trustees who are not "interested persons" (as defined by the 1940 Act) of the parties to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval (see "Trustees" and "Officers"). The Distribution Agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Trustees of the Trust, including a vote of a majority of the Trustees who are not "interested persons" of the Trust, or by a vote of (i) 67% or more of the Fund's outstanding voting securities present at a meeting if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding voting securities, whichever is less. The principal offices of the Distributor are located at 1211 Avenue of the Americas, New York, New York 10036.

    The table below sets forth for each Fund the sub-administration fees paid to the Distributor under a prior arrangement for the fiscal periods indicated:

                                12/31/98              12/31/99               12/31/00
                           -------------------  ---------------------  ---------------------
                           PAYABLE    WAIVED     PAYABLE     WAIVED     PAYABLE     WAIVED
                           -------  ----------  ---------  ----------  ---------  ----------
Balanced Fund              $23,343  $      --   $ 42,348   $      --   $ 52,505   $       --
Core Equity Fund            33,560         --     73,566          --     95,259           --
Equity Growth Fund          60,845         --    120,874          --    173,408           --
Equity Income Fund          49,189         --     75,217          --     78,961           --

(a) Sub-administration fees and waivers for 1999 are from the period July 1, 1999 (commencement of operations) through December 31, 1999.

                          TRANSFER AGENT AND CUSTODIAN

    The Trust has also entered into a Transfer Agency Agreement with DST Systems, Inc. ("DST") pursuant to which DST acts as transfer agent for the Trust. DST's address is 210 West 10th Street, Kansas City, MO 64105.

    Pursuant to a Custodian Agreement, Chase acts as the custodian of the assets of each Fund and receives such compensation as is from time to time agreed upon by the Trust and Chase. As custodian, Chase provides oversight and record keeping for the assets held in the portfolios of each Fund. Chase also provides fund accounting services for the income, expenses and shares outstanding for such Funds. Chase is located at 3 Metrotech Center, Brooklyn, NY 11245.

                                    EXPENSES

    Each Fund pays the expenses incurred in its operations, including its pro rata share of expenses of the Trust. These expenses include: investment advisory and administrative fees; the compensation of the Trustees; registration fees; interest charges; taxes; expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Funds' custodian for all services to the funds, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to government offices and commissions; expenses of meetings of investors; fees and expenses of independent accountants, of legal counsel and of any transfer agent, registrar or dividend disbursing agent of the Trust; insurance premiums; and expenses of calculating the net asset value of, and the net income on, shares of the Funds. Shareholder servicing and distribution fees are all allocated to specific classes of the Funds. In addition, the Funds may allocate transfer agency and certain other expenses by class. Service providers to a Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled.

    Chase has agreed that it will reimburse each Fund as described in the Prospectuses, to the extent necessary to maintain each Fund's total operating expenses (excluding interest, taxes, and extraordinary expenses of the Fund) at the following annual rate of the Fund's average daily net assets through September 7, 2002.

Balanced Fund--Class A                              1.25%
Balanced Fund--Class B                              1.93%
Balanced Fund--Class C                              1.93%
Balanced Fund--Select Class                         1.00%
Core Equity Fund--Class A                           1.25%
Core Equity Fund--Class B                           2.00%
Core Equity Fund--Class C                           2.00%
Core Equity Fund--Select Class                      1.00%
Equity Growth Fund--Class A                         1.25%
Equity Growth Fund--Class B                         1.98%
Equity Growth Fund--Class C                         1.98%
Equity Growth Fund--Select Class                    1.00%
Equity Income Fund--Class A                         1.25%
Equity Income Fund--Class B                         1.75%
Equity Income Fund--Class C                         1.75%
Equity Income Fund--Select Class                    0.90%

                            INDEPENDENT ACCOUNTANTS

    The financial statements incorporated herein by reference from the Annual Report to Shareholders for the fiscal year ended December 31, 2000 and the related financial highlights which appear in the Prospectuses, have been incorporated herein and included in the Prospectuses in reliance on the report of PricewaterhouseCoopers LLP, independent accountants of the Funds, given on the authority of said firm as experts in accounting and auditing. PricewaterhouseCoopers LLP provides the Funds with audit services, tax return preparation and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission.

                           CERTAIN REGULATORY MATTERS

    Chase and its affiliates may have deposit, loan and other commercial banking relationships with the issuers of securities purchased on behalf of any of the Funds, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of securities so purchased. Chase and its affiliates deal, trade and invest for their own accounts in U.S. government obligations, municipal obligations and commercial paper and are among the leading dealers of various types of U.S. government obligations and municipal obligations. Chase and its affiliates may sell U.S. government obligations and municipal obligations to, and purchase them from, other investment companies sponsored by the Funds' distributor or affiliates of the distributor. Chase will not invest any Fund assets in any U.S. government obligations, municipal obligations or commercial paper purchased from itself or any affiliate, although under certain circumstances such securities may be purchased from other members of an underwriting syndicate in which Chase or an affiliate is a non-principal member. This restriction may limit the amount or type of U.S. government obligations, municipal obligations or commercial paper available to be purchased by any Fund. Chase has informed the Funds that in making its investment decision, it does not obtain or use material inside information in the possession of any other division or department of Chase, including the division that performs services for the Trust as custodian, or in the possession of any affiliate of Chase. Shareholders of the Funds should be aware that, subject to applicable legal or regulatory restrictions, Chase and its affiliates may exchange among themselves certain information about the shareholder and his account. Transactions with affiliated broker-dealers will only be executed on an agency basis in accordance with applicable federal regulations.

                              GENERAL INFORMATION

              DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

    Mutual Fund Investment Trust is an open-end, non-diversified management investment company organized as Massachusetts business trust under the laws of the Commonwealth of Massachusetts in 1997. The Trust currently consists of 7 series of shares of beneficial interest, par value $.001 per share. With respect to all of its Funds, the Trust may offer more than one class of shares. The Trust has reserved the right to create and issue additional series or classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust which are not attributable to a specific series or class are allocated amount all the series in a manner believed by management of the Trust to be fair and equitable. Shares have no preemptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that only affect a particular class, such as the approval of distribution plans for a particular class.

    The classes of shares have several different attributes relating to expenses, as described herein and in the Prospectuses. In addition to such differences, expenses borne by each class of a Fund may differ slightly because of the allocation of other class-specific expenses. For example, a higher transfer agency fee may be imposed on Class A shares than on Select Class shares. The relative impact of ongoing annual expenses will depend on the length of time a share is held.

    Selected dealers and financial consultants may receive different levels of compensation for selling one particular class of shares rather than another.

    The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class when, in the judgment of the Trustees, it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have, in certain circumstances, the right to remove one or more Trustees without a meeting. No material amendment may be made to the Trust's Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each portfolio affected by the amendment. Shares have no preemptive or conversion rights. Shares, when issued, are fully paid and non-assessable, except as set forth below. Any series or class may be terminated (i) upon the merger or consolidation with, or the sale or disposition of all or substantially all of its assets to, another entity, if approved by the vote of the holders of two-thirds of its outstanding shares, except that if the Board of Trustees recommends such merger, consolidation or sale or disposition of assets, the approval by vote of the holders of a majority of the series' or class' outstanding shares will be sufficient, or (ii) by the vote of the holders of a majority of its outstanding shares, or (iii) by the Board of Trustees by written notice to the series' or class' shareholders. Unless each series and class is so terminated, the Trust will continue indefinitely.

    Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of the Trust property for any shareholder held personally liable for the obligations of the Trust. The Trust's Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

    The Trust's Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

    The Board of Trustees has adopted a code of ethics addressing personal securities transactions by investment personnel and access persons and other related matters. The code has been designated to address potential conflicts of interest that can arise in connection with personal trading activities of such persons. Persons subject to the code are generally permitted to engage in personal securities transactions, subject to certain prohibitions, pre-clearance requirements and blackout periods.

                               PRINCIPAL HOLDERS

    As of August 22, 2001, the following persons owned of record 5% or more of the outstanding shares of the classes of the Funds:

FUND AND CLASS OF SHARES            NAME AND ADDRESS OF SHAREHOLDER            PERCENTAGE HELD
------------------------            -------------------------------            ---------------

BALANCED FUND, Class A              MLPF&S FOR THE SOLE BENEFIT OF                   8.47%
                                    ITS CUSTOMERS
                                    ATTN FUND ADMINISTRATION
                                    SEC# 97FB6
                                    4800 DEER LAKE DRIVE EAST 2ND FLR
                                    JACKSONVILLE FL 32246-6484

FUND AND CLASS OF SHARES            NAME AND ADDRESS OF SHAREHOLDER            PERCENTAGE HELD
------------------------            -------------------------------            ---------------
                                    HAMILL & CO                                      9.19%
                                    FBO TNMP RETIREES MED & DEATH BENE
                                    MAIL STA 16-HCB-09 PO BOX 2558
                                    HOUSTON TX 77252-2558

                                    BCO POPULAR TTEE                                10.66%
                                    FBO TEXACO PR INC PENSION PLAN
                                    ATTN YANIRA NAZARIO
                                    PO BOX 362708
                                    SAN JUAN PR 00936-2708

                                    FIDELITY INVESTMENTS INST OPS CO                 5.78%
                                    INC AS AGT FOR MERCURY AIRCRAFT
                                    INC 401K PSP AND TRUST 10352
                                    ATTN DAVE STALEY
                                    100 MAGELLAN WAY # KW1C
                                    COVINGTON KY 41015-1999

BALANCED FUND, Class B              MLPF&S FOR THE SOLE BENEFIT OF                   6.74%
                                    ITS CUSTOMERS
                                    ATTN FUND ADMINISTRATION
                                    SEC# 97FB7
                                    4800 DEER LAKE DRIVE EAST 2ND FLR
                                    JACKSONVILLE FL 32246-6484

BALANCED FUND, Class C              MLPF&S                                          56.09%
                                    SEC# 97TR4
                                    4800 DEER LAKE DRIVE EAST 2ND FLR
                                    JACKSONVILLE FL 32246-6484

                                    CARL W. STEVENS III TOD                          5.15%
                                    ABIGAIL ZACHARY CARL IV AMBER
                                    ASHLEY BRITTNEY STEVENS
                                    SUBJECT TO DST TOD RULES
                                    8660 JACKMAN RD
                                    TEMPERANCE MI 48182-9460

                                    DONALDSON LUFKIN JENRETTE                        8.81%
                                    SECURITIES CORP INC
                                    PO BOX 2052
                                    JERSEY CITY NJ 07303-2052

BALANCED FUND, Institutional        HAMILL & CO FBO CHASE BANK OF TEXAS             19.60%
 CLASS(1)                           NA ATTN MUTUAL FUND UNIT 16HCB09
                                    PO BOX 2558
                                    HOUSTON TX 77252-2558

(1) On September 7, 2001, all Institutional Class shares of the Balanced Fund were renamed Select Class shares.

FUND AND CLASS OF SHARES            NAME AND ADDRESS OF SHAREHOLDER            PERCENTAGE HELD
------------------------            -------------------------------            ---------------

                                    TRULIN & CO                                     36.32%
                                    C/O CHASE MANHATTAN BANK
                                    ATTN MICHELE BULLARD/MUTUAL FUNDS
                                    PO BOX 31412
                                    ROCHESTER NY 14603-1412

                                    FIDELITY INVESTMENTS INST OPS CO                 7.45%
                                    INC AS AGENT FOR EL PASO
                                    ORTHOPEDIC SURGERY GR PA PSP10474
                                    ATTN DAVE STALEY
                                    100 MAGELLAN WAY # KW1C
                                    COVINGTON KY 41015-1999

                                    CMB TTEE FOR PHILLIPS VAN HEUSEN                 5.08%
                                    PENN PLANTS EMPLOYEE RET TR
                                    ATTN KURT SMAILUS
                                    CHASE MANHATTAN BANK
                                    4 NEW YORK PLZ FL 2
                                    NEW YORK NY 10004-2413

                                    FIDELITY INVESTMENTS INSTITUTIONAL               5.26%
                                    OPS CO INC AS AGT FOR CUMMING
                                    SOUTHERN PLAINS INC 401K PSP 10270
                                    ATTN IC FUNDS
                                    100 MAGELLAN WAY KW1C
                                    COVINGTON KY 41015-1999

CORE EQUITY FUND, Class A           MLPF&S FOR THE SOLE BENEFIT OF                  23.13%
                                    ITS CUSTOMERS
                                    ATTN FUND ADMINISTRATION
                                    SEC# 97B00
                                    4800 DEER LAKE DR ET FLR 3
                                    JACKSONVILLE FL 32246-6484

                                    FIDELITY INVESTMENTS INST OPS CO                 5.08%
                                    INC AS AGENT FOR WALLS INDUSTRIES
                                    INC & AFFILIATES 401K PSP 10290
                                    ATTN DAVE STALEY
                                    100 MAGELLAN WAY # KW1C
                                    COVINGTON KY 41015-1999

CORE EQUITY FUND, Class B           MLPF&S FOR THE SOLE BENEFIT OF                  28.96%
                                    ITS CUSTOMERS
                                    ATTN FUND ADMINISTRATION
                                    SEC# 97FAS
                                    4800 DEER LAKE DRIVE EAST 2ND FLR
                                    JACKSONVILLE FL 32246-6484

FUND AND CLASS OF SHARES            NAME AND ADDRESS OF SHAREHOLDER            PERCENTAGE HELD
------------------------            -------------------------------            ---------------

CORE EQUITY FUND, Class C           MLPF&S                                          54.26%
                                    SEC# 97TR2
                                    4800 DEER LAKE DR EAST 2ND FLR
                                    JACKSONVILLE FL 32246-6484

CORE EQUITY FUND, Institutional     HAMILL & CO FBO CHASE BANK OF TEXAS NA          51.17%
 Shares(2)                          ATTN: MUTUAL FUND UNIT 16HCB09
                                    PO BOX 2558
                                    HOUSTON TX 77252-2558

                                    FIDELITY INVESTMENTS                            20.66%
                                    INSTITUTIONAL OPERATIONS CO, INC
                                    (FIIOC) AS AGENT FOR CERTAIN
                                    EMPLOYEE BENEFIT PLANS
                                    100 MAGELLAN WAY STE KW1C
                                    COVINGTON KY 41015-1999

                                    HARLEY CO CASH ACCT                              8.40%
                                    PO BOX 195
                                    HARLEYSVILLE PA 19438-0195

                                    TRULIN & CO                                      5.09%
                                    C/O CHASE MANHATTAN BANK
                                    ATTN: MUTUAL FUNDS/T-C
                                    PO BOX 31412
                                    ROCHESTER NY 14603-1412

EQUITY GROWTH FUND, Class A         CHARLES SCHWAB & CO INC                         15.38%
                                    REINVEST ACCOUNT
                                    ATTN: MUTUAL FUNDS DEPT
                                    101 MONTGOMERY STREET
                                    SAN FRANCISCO CA 94104-4122

(2) On September 7, 2001, all Institutional Class shares of the Core Equity Fund were renamed Select Class shares.

FUND AND CLASS OF SHARES            NAME AND ADDRESS OF SHAREHOLDER            PERCENTAGE HELD
------------------------            -------------------------------            ---------------

EQUITY GROWTH FUND, Class B         MLPF&S                                          11.42%
                                    SEC# 97FB8
                                    4800 DEER LAKE DRIVE EAST 2ND FLR
                                    JACKSONVILLE FL 32246-6484

EQUITY GROWTH FUND, Class C         MLPF&S FOR THE SOLE BENEFIT OF                  46.81%
                                    ITS CUSTOMERS
                                    SEC# 97TR2
                                    4800 DEER LAKE DR EAST 2ND FLR
                                    JACKSONVILLE FL 32246-6484

EQUITY GROWTH FUND Institutional    HAMILL & CO FBO CHASE BANK OF TEXAS             64.37%
 Class(3)                           NA ATTN MUTAL FUND UNIT 16HCB09
                                    PO BOX 2558
                                    HOUSTON TX 77252-2558

                                    FIRST UNION NATIONAL BANK CUST                  10.13%
                                    FBO ROLLINS TRUCK LEASING CORP
                                    PENSION PLAN # 1546002483
                                    ATTN MUTUAL FUND DEPT
                                    1525 WEST WT HARRIS BLVD
                                    CHARLOTTE NC 28262-8522

EQUITY INCOME FUND, Class A         FIDELITY INVESTMENTS INST OPS CO                 5.08%
                                    INC AS AGENT FOR GERMANIA COMPANIES
                                    EMPLOYEES PROFIT SHARING PLAN &
                                    SAVINGS PLAN-10400 ATTN IC FUNDS
                                    100 MAGELLAN WAY # KW1C
                                    COVINGTON KY 41015-1999

EQUITY INCOME FUND, Class C         MLPF&S SEC# 97TR3                                9.19%
                                    4800 DEER LAKE DRIVE EAST 2ND FLR
                                    JACKSONVILLE, FL 32246-6484

EQUITY INCOME FUND, Institutional   HAMILL & CO FBO CHASE BANK OF TEXAS             71.36%
 Class(4)                           NA ATTN MUTUAL FUND UNIT 16HCB09
                                    PO BOX 2558
                                    HOUSTON TX 77252-2558

                                    FIDELITY INVESTMENTS INST OPS CO                 5.87%
                                    INC AS AGT FOR ROLEX WATCH USA INC
                                    PROFIT SHARING PLAN 10354
                                    ATTN DAVE STALEY
                                    100 MAGELLAN WAY # KW1C
                                    COVINGTON KY 41015-1999

(3) On September 7, 2001, all Institutional Class shares of the Equity Growth Fund were renamed Select Class shares.
(4) On September 7, 2001, all Institutional Class shares of the Equity Income Fund were renamed Select Class shares.

                              FINANCIAL STATEMENTS

    The Annual Report to Shareholders for the fiscal year ended December 31, 2000 of each Fund, including the report of independent accounts, financial highlights and financial statements for the fiscal year ended December 31, 2000 (filed on 2/27/01; Accession No. 0000912057-01-006731) contained therein, and the Semi-Annual Report to Shareholders for the six month period ended June 30, 2001 of each Fund (filed on 9/4/01, Accession No. 0000912057-01-531236) are incorporated herein by reference.

                                   APPENDIX A

                       DESCRIPTION OF CERTAIN OBLIGATIONS
                    ISSUED OR GUARANTEED BY U.S. GOVERNMENT
                         AGENCIES OR INSTRUMENTALITIES

    FEDERAL FARM CREDIT SYSTEM NOTES AND BONDS--are bonds issued by a cooperatively owned nationwide system of banks and associations supervised by the Farm Credit Administration, an independent agency of the U.S. government. These bonds are not guaranteed by the U.S. government.

    MARITIME ADMINISTRATION BONDS--are bonds issued and provided by the Department of Transportation of the U.S. government are guaranteed by the U.S. government.

    FNMA BONDS--are bonds guaranteed by the Federal National Mortgage Association. These bonds are not guaranteed by the U.S. government.

    FHA DEBENTURES--are debentures issued by the Federal Housing Administration of the U.S. government and are guaranteed by the U.S. government.

    FHA INSURED NOTES--are bonds issued by the Farmers Home Administration of the U.S. government and are guaranteed by the U.S. government.

    GNMA CERTIFICATES--are mortgage-backed securities which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Each mortgage loan included in the pool is either insured by the Federal Housing Administration or guaranteed by the Veterans Administration and therefore guaranteed by the U.S. Government. As a consequence of the fees paid to GNMA and the issuer of GNMA Certificates, the coupon rate of interest of GNMA Certificates is lower than the interest paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates. The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures may result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee. As the prepayment rate of individual mortgage pools will vary widely, it is not possible to accurately predict the average life of a particular issue of GNMA Certificates. The yield which will be earned on GNMA Certificates may vary from their coupon rates for the following reasons: (i) Certificates may be issued at a premium or discount, rather than at par; (ii) Certificates may trade in the secondary market at a premium or discount after issuance; (iii) interest is earned and compounded monthly which has the effect of raising the effective yield earned on the Certificates; and (iv) the actual yield of each Certificate is affected by the prepayment of mortgages included in the mortgage pool underlying the Certificates. Principal which is so prepaid will be reinvested although possibly at a lower rate. In addition, prepayment of mortgages included in the mortgage pool underlying a GNMA Certificate purchased at a premium could result in a loss to a Fund. Due to the large amount of GNMA Certificates outstanding and active participation in the secondary market by securities dealers and investors, GNMA Certificates are highly liquid instruments. Prices of GNMA Certificates are readily available from securities dealers and depend on, among other things, the level of market rates, the Certificate's coupon rate and the prepayment experience of the pool of mortgages backing each Certificate. If agency securities are purchased at a premium above principal, the premium is not guaranteed by the issuing agency and a decline in the market value to par may result in a loss of the premium, which may be particularly likely in the event of a prepayment. When and if available, U.S. government obligations may be purchased at a discount from face value.

    FHLMC CERTIFICATES AND FNMA CERTIFICATES--are mortgage-backed bonds issued by the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, respectively, and are guaranteed by the U.S. government.

    GSA PARTICIPATION CERTIFICATES--are participation certificates issued by the General Services Administration of the U.S. government and are guaranteed by the U.S. government.

    NEW COMMUNITIES DEBENTURES--are debentures issued in accordance with the provisions of Title IV of the Housing and Urban Development Act of 1968, as supplemented and extended by Title VII of the Housing and Urban Development Act of 1970, the payment of which is guaranteed by the U.S. government.

    PUBLIC HOUSING BONDS--are bonds issued by public housing and urban renewal agencies in connection with programs administered by the Department of Housing and Urban Development of the U.S. government, the payment of which is secured by the U.S. government.

    PENN CENTRAL TRANSPORTATION CERTIFICATES--are certificates issued by Penn Central Transportation and guaranteed by the U.S. government.

    SBA DEBENTURES--are debentures fully guaranteed as to principal and interest by the Small Business Administration of the U.S. government.

    WASHINGTON METROPOLITAN AREA TRANSIT AUTHORITY BONDS--are bonds issued by the Washington Metropolitan Area Transit Authority. Some of the bonds issued prior to 1993 are guaranteed by the U.S. government.

    FHLMC BONDS--are bonds issued and guaranteed by the Federal Home Loan Mortgage Corporation. These bonds are not guaranteed by the U.S. government.

    FEDERAL HOME LOAN BANK NOTES AND BONDS--are notes and bonds issued by the Federal Home Loan Bank System and are not guaranteed by the U.S. government.

    STUDENT LOAN MARKETING ASSOCIATION ("SALLIE MAE") NOTES AND BONDS--are notes and bonds issued by the Student Loan Marketing Association and are not guaranteed by the U.S. government.

    D.C. ARMORY BOARD BONDS--are bonds issued by the District of Columbia Armory Board and are guaranteed by the U.S. government.

    EXPORT-IMPORT BANK CERTIFICATES--are certificates of beneficial interest and participation certificates issued and guaranteed by the Export-Import Bank of the U.S. and are guaranteed by the U.S. government.

    In the case of securities not backed by the "full faith and credit" of the U.S. government, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. government itself in the event the agency or instrumentality does not meet its commitments.

    Investments may also be made in obligations of U.S. government agencies or instrumentalities other than those listed above.

                             DESCRIPTION OF RATINGS

    A description of the rating policies of Moody's, S&P and Fitch with respect to bonds and commercial paper appears below.

MOODY'S INVESTORS SERVICES' CORPORATE BOND RATINGS

    Aaa--Bonds which are rated "Aaa" are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa--Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

    A--Bonds which are rated "A" possess many favorable investment qualities and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa--Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Ba--Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B--Bonds which are rated "B" generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance and other terms of the contract over any long period of time may be small.

    Caa--Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    Ca--Bonds which are rated "Ca" represent obligations which are speculative in high degree.

    Such issues are often in default or have other marked shortcomings.

    C--Bonds which are rated "C" are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    Moody's applies numerical modifiers "1", "2", and "3" to certain of its rating classifications. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

             STANDARD & POOR'S RATINGS GROUP CORPORATE BOND RATINGS

    AAA--This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to repay principal and pay interest.

    AA--Bonds rated "AA" also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and differs from "AAA" issues only in small degree.

    A--Bonds rated "A" have a strong capacity to repay principal and pay interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

    BBB--Bonds rated "BBB" are regarded as having an adequate capacity to repay principal and pay interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for higher rated categories.

    BB-B-CCC-CC-C--Bonds rated "BB", "B", "CCC", "CC" and "C" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

    CI--Bonds rated "CI" are income bonds on which no interest is being paid.

    D--Bonds rated "D" are in default. The "D" category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired unless S&P believes that such payments will be made during such grace period. The "D" rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

    The ratings set forth above may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

              MOODY'S INVESTORS SERVICE'S COMMERCIAL PAPER RATINGS

    PRIME-1--Issuers (or related supporting institutions) rated "Prime-1" have a superior ability for repayment of senior short-term debt obligations. "Prime-1" repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

    PRIME-2--Issuers (or related supporting institutions) rated "Prime-2" have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

    PRIME-3--Issuers (or related supporting institutions) rated "Prime-3" have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

    NOT PRIME--Issuers rated "Not Prime" do not fall within any of the Prime rating categories.

            STANDARD & POOR'S RATING GROUP COMMERCIAL PAPER RATINGS

    A S&P commercial paper rating is current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded in several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. The four categories are as follows:

    A-1--This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

    A-2--Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

    A-3--Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

    B--Issues rated "B" are regarded as having only speculative capacity for timely payment.

    C--This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

    D--Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

                               FITCH BOND RATINGS

    AAA--Bonds rated AAA by Fitch are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

    AA--Bonds rated AA by Fitch are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated F-1+ by Fitch.

    A--Bonds rated A by Fitch are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

    BBB--Bonds rated BBB by Fitch are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse consequences on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings. Plus and minus signs are used by Fitch to indicate the relative position of a credit within a rating category. Plus and minus signs, however, are not used in the AAA category.

                            FITCH SHORT-TERM RATINGS

    Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposits, medium-term notes, and municipal and investment notes.

    The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

    Fitch's short-term ratings are as follows:

    F-1+--Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

    F-1--Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

    F-2--Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

    F-3--Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, although near-term adverse changes could cause these securities to be rated below investment grade.

    LOC--The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

    Like higher rated bonds, bonds rated in the Baa or BBB categories are considered to have adequate capacity to pay principal and interest. However, such bonds may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds.

    After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event will require a sale of such security by a Fund. However, a Fund's investment manager will consider such event in its determination of whether such Fund should continue to hold the security. To the extent the ratings given by Moody's, S&P or Fitch may change as a result of changes in such organizations or their rating systems, a Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in this SAI.

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                                 JPMORGAN FUNDS

                                                                    STATEMENT OF
                                                          ADDITIONAL INFORMATION
                                                               SEPTEMBER 7, 2001

                          MUTUAL FUND INVESTMENT TRUST

                    JPMORGAN H&Q IPO & EMERGING COMPANY FUND
                          (CLASS A AND CLASS B SHARES)

                   522 FIFTH AVENUE, NEW YORK, NEW YORK 10036

    This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the Prospectus offering shares of the Fund. This Statement of Additional Information should be read in conjunction with the Prospectus dated September 7, 2001 offering shares of JPMorgan H&Q IPO & Emerging Company Fund. Any references to a "Prospectus" in this Statement of Additional Information is a reference to the foregoing Prospectus. Copies of the Prospectus may be obtained by an investor without charge by contacting J.P. Morgan Fund Distributors, Inc. ("JPMFD"), the Fund's distributor (the "Distributor"), at 1211 Avenue of the Americas, New York, NY 10036.

    THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

    For more information about the Funds, simply call or write the JPMorgan Service Center at:

    1-800-348-4782
    JPMorgan Funds Service Center
    P.O. Box 219392
    Kansas City, MO 69121-9392
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
TABLE OF CONTENTS                                   PAGE
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The Fund..........................................    3
Investment Policies and Restrictions..............    3
Performance Information...........................   18
Determination of Net Asset Value..................   20
Purchases, Redemptions and Exchanges..............   20
Distributions: Tax Matters........................   26
Management of the Trust and the Fund..............   30
Codes of Ethics...................................   34
Independent Accountants...........................   40
Certain Regulatory Matters........................   40
General Information...............................   40
Financial Statements..............................   42
Appendix A--Description of Certain Obligations
  Issued or Guaranteed by U.S. Government Agencies
  or Instrumentalities............................  A-1
Appendix B--Description of Ratings................  B-1
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                                    THE FUND

    This Statement of Additional Information relates only to the JPMorgan H&Q
IPO & Emerging Company Fund (the "Fund"). The Fund is a series of Mutual Fund
Investment Trust (the "Trust"), an open-end management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts on October 1, 1997. The Trustees of the Trust have authorized the issuance and sale of shares of two classes of the Fund: Class A and Class B
Shares (the "Shares").

    This Statement of Additional Information describes the financial history, investment objective and policies, management and operation of the Fund and provides additional information with respect to the Fund and should be read in conjunction with the Fund's current Prospectus (the "Prospectus"). Capitalized term not otherwise defined herein have the meanings accorded to them in the Prospectus. The Fund's executive offices are located at 522 Fifth Avenue, New
York, N.Y. 10036.

    The Fund is a diversified open-end management investment company advised by J.P. Morgan Fleming Investment Management (USA) Inc. ("JPMFAM (USA)" or the
"Adviser").

    Effective March 1, 2001, the H&Q IPO Emerging Company Fund, a series of
Hambrech & Quist Fund Trust, a predecessor fund, merged with the Fund.

    Certain shareholders who held shares in the predecessor fund have special rights (including reduced fees) with respect to the Fund.

                      INVESTMENT POLICIES AND RESTRICTIONS

                              INVESTMENT POLICIES

    The Prospectus sets forth the investment policies of the Fund. The following information supplements and should be read in conjunction with the related sections of the Prospectus. For descriptions of the securities ratings of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. ("S&P") and Fitch Investors
Service, Inc. ("Fitch"), see Appendix B.

    U.S. GOVERNMENT SECURITIES. The Fund may invest in U.S. Government securities. U.S. Government Securities include (1) U.S. Treasury obligations, which generally differ only in their interest rates, maturities and times of issuance, including: U.S. Treasury bills (maturities of one year or less), U.S.
Treasury notes (maturities of one to ten years) and U.S. Treasury bonds
(generally maturities of greater than ten years); and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Treasury, (b) the right of the issuer to borrow any amount listed to a specific line of credit from the U.S. Treasury, (c) discretionary authority of the U.S. Government to purchase certain obligations of the U.S. Government agency or instrumentality or
(d) the credit of the agency or instrumentality. Agencies and instrumentalities of the U.S. Government include but are not limited to: Federal Land Banks, Federal Financing Banks, Banks for Cooperatives, Federal Intermediate Credit
Banks, Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage
Corporation, Federal National Mortgage Association, Student Loan Marketing
Association, United States Postal Service, Small Business Administration,
Tennessee Valley Authority and any other enterprise established or sponsored by the U.S. Government. Certain U.S. Government Securities, including U.S. Treasury bills, notes and bonds, Government National Mortgage Association certificates and Federal Housing Administration debentures, are supported by the full faith and credit of the United States. Other U.S. Government Securities are issued or guaranteed by federal agencies or government sponsored enterprises and are not supported by the full faith and credit of the United States. These securities include obligations that are supported by the right of the issuer to borrow from the U.S. Treasury, such as obligations of Federal Home Loan Banks, and obligations that are supported by the creditworthiness of the particular instrumentality, such as obligations of the Federal National Mortgage
Association or Federal Home Loan Mortgage Corporation. For a description of certain obligations issued or guaranteed by U.S. Government agencies and instrumentalities, see Appendix A.

                                       3
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    In addition, certain U.S. Government agencies and instrumentalities issue specialized types of securities, such as guaranteed notes of the Small Business
Administration, Federal Aviation Administration, Department of Defense, Bureau
of Indian Affairs and Private Export Funding Corporation, which often provide higher yields that are available from the more common types of government-backed instruments. However, such specialized instruments may only be available from a few sources in limited amounts, or only in very large denominations; they may also require specialized capability in portfolio servicing and in legal matters related to government guarantees. While they may frequently offer attractive yields, the limited-activity markets of many of these securities means that, if the Fund were required to liquidate any of them, it might not be able to do so advantageously; accordingly, if the Fund invests in such securities, the Fund normally is required to hold such securities to maturity or pursuant to repurchase agreements, and would treat such securities (including repurchase agreements maturing in more than seven days) as illiquid for purposes of its limitation on investment in illiquid securities.

    BANK OBLIGATIONS. Investments in bank obligations are limited to those of U.S. banks (including their foreign branches) which have total assets at the time of purchase in excess of $1 billion and the deposits of which are insured by either the Bank Insurance Fund or the Savings Association Insurance Fund of the Federal Deposit Insurance Corporation, and foreign banks (including their U.S. branches) having total assets in excess of $1 billion (or the equivalent in other currencies), and such other U.S. and foreign commercial banks which are judged by the advisers to meet comparable credit standing criteria.

    Bank obligations include negotiable certificates of deposit, bankers' acceptances, fixed time deposits and deposit notes. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction.
The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of United States banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest.
Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Fixed time deposits subject to withdrawal penalties and with respect to which the Fund cannot realize the proceeds thereon within seven days are deemed "illiquid" for the purposes of its restriction on investments in illiquid securities. Deposit notes are notes issued by commercial banks which generally bear fixed rates of interest and typically have original maturities ranging from eighteen months to five years.

    Banks are subject to extensive governmental regulations that may limit both the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Investors should also be aware that securities of foreign banks and foreign branches of United States banks may involve foreign investment risks in addition to those relating to domestic bank obligations.
These investment risks may involve, among other considerations, risks relating to future political and economic developments, more limited liquidity of foreign obligations than comparable domestic obligations, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls or other restrictions. There also may be less publicly available information concerning foreign issuers, difficulties in obtaining or enforcing a judgment against a foreign issuer (including branches) and differences in accounting, auditing and financial reporting standards and practices from those applicable to U.S.
issuers. In addition, foreign banks are also not subject to regulations comparable to U.S. banking regulations. Certain national policies may

                                       4
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also impede the investment opportunities of the Fund in other ways, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

    FOREIGN SECURITIES. For purposes of the Fund's investment policies, an issuer of a security may be deemed to be located in a particular country if (i) the principal trading market for the security is in such country, (ii) the issuer is organized under the laws of such country or (iii) the issuer derives at least 50 percent of its revenues or profits from such country or has at least
50 percent of its assets situated in such country.

    DEPOSITARY RECEIPTS. The Fund may invest its assets in securities of multinational companies in the form of American Depositary Receipts or other similar securities representing securities of foreign issuers, such as European
Depositary Receipts, Global Depositary Receipts and other similar securities representing securities of foreign issuers (collectively, "Depositary
Receipts"). The Fund treats Depositary Receipts as interests in the underlying securities for purposes of its investment policies. Unsponsored Depositary
Receipts may not carry comparable voting rights to sponsored Depositary
Receipts, and a purchaser of unsponsored Depositary Receipts may not receive as much information about the issuer of the underlying securities as with a sponsored Depositary Receipt.

    COMMERCIAL PAPER. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

    SUPRANATIONAL OBLIGATIONS. The Fund may invest in supranational obligations. Supranational organizations include organizations such as The World
Bank, which was chartered to finance development projects in developing member countries; the European Union, which is a fifteen-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations of the Asian and Pacific regions.

    MONEY MARKET INSTRUMENTS. The Fund may invest in cash or high-quality, short-term money market instruments. These may include U.S. Government securities, commercial paper of domestic and foreign issuers and obligations of domestic and foreign banks. Investments in foreign money market instruments may involve certain risks associated with foreign investment.

    CORPORATE REORGANIZATIONS. In general, securities that are subject to a tender or exchange offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or proposal. The increased market price of these securities may also discount what the stated or appraised value of the security would be if the contemplated action were approved or consummated. These investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholder of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of these contingencies requires unusually broad knowledge and experience on the part of the advisers that must apprise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction, but also the financial resources and business motivation of the offeror as well as the dynamics of the business climate when the offer or proposal is in progress. Investments in reorganization securities may tend to increase the turnover ratio of the Fund and increase its brokerage and other transaction expenses.

    REPURCHASE AGREEMENTS.  The Fund may enter into repurchase agreements.
Repurchase agreements are agreements to purchase and resell securities at an agreed-upon price and time. The Fund will

                                       5
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enter into repurchase agreements only with member banks of the Federal Reserve
System and securities dealers believed creditworthy, and only if fully collateralized by securities in which the Fund is permitted to invest. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying instrument for a relatively short period (usually not more than one week)
subject to an obligation of the seller to repurchase the instrument and the Fund to resell the instrument at a fixed price and time, thereby determining the yield during the Fund's holding period. This procedure results in a fixed rate of return insulated from market fluctuations during such period. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. Repurchase agreements are considered under the 1940 Act to be loans collateralized by the underlying securities. All repurchase agreements entered into by the Fund will be fully collateralized at all times during the period of the agreement in that the value of the underlying security will be at least equal to 100% of the amount of the loan, including the accrued interest thereon, and the Fund or its custodian or sub-custodian will have possession of the collateral, which the Board of Trustees believes will give it a valid, perfected security interest in the collateral. Whether a repurchase agreement is the purchase and sale of a security or a collateralized loan has not been conclusively established. This might become an issue in the event of the bankruptcy of the other party to the transaction. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities would not be owned by the Fund, but would only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs in connection with the disposition of the collateral. The Board of Trustees believes that the collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by the Fund.
Repurchase agreements maturing in more than seven days are treated as illiquid for purposes of the Fund's restrictions on purchases of illiquid securities.
Repurchase agreements are also subject to the risks described below with respect to stand-by commitments.

    BORROWINGS AND REVERSE REPURCHASE AGREEMENTS. The Fund may borrow money from banks for temporary or short-term purposes, but will not borrow to buy additional securities, known as "leveraging." The Fund may enter into reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed upon price and date. The Fund may use this practice to generate cash for shareholder redemptions without selling securities during unfavorable market conditions. Whenever the Fund enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets on a daily basis in an amount at least equal to the repurchase price (including accrued interest.) The Fund would be required to pay interest on amounts obtained through reverse repurchase agreements, which are considered borrowings under federal securities laws. The repurchase price is generally equal to the original sales price plus interest. Reverse repurchase agreements are usually for seven days or less and cannot be repaid prior to their expiration dates.
Reverse repurchase agreements involve the risk that the market value of the portfolio securities transferred may decline below the price at which the Fund is obliged to purchase the securities.

    FORWARD COMMITMENTS. The Fund may purchase securities on a forward commitment basis. In order to invest the Fund's assets immediately, while awaiting delivery of securities purchased on a forward commitment basis, short-term obligations that offer same-day settlement and earnings will normally be purchased. When a commitment to purchase a security on a forward commitment basis is made, procedures are established consistent with the General Statement of Policy of the Securities and Exchange Commission concerning such purchases.
Since that policy currently recommends that an amount of the Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, a separate account of the Fund consisting of cash, cash equivalents or high quality debt securities equal to the amount of the Fund's commitments securities will be established at the Fund's custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market value. If the market value of such securities declines, additional cash, cash equivalents or highly liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the respective Fund.

    Although it is not intended that such purchases would be made for speculative purposes, purchases of securities on a forward commitment basis may involve more risk than other types of purchases. Securities purchased on a forward commitment basis and the securities held in the Fund's

                                       6
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portfolio are subject to changes in value based upon the public's perception of the issuer and changes, real or anticipated, in economic conditions including the level of interest rates. Purchasing securities on a forward commitment basis can involve the risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. On the settlement date of the forward commitment transaction, the Fund will meet its obligations from then available cash flow, sale of securities held in the separate account, sale of other securities or, although it would not normally expect to do so, from sale of the forward commitment securities themselves (which may have a value greater or lesser than the Fund's payment obligations). The sale of securities to meet such obligations may result in the realization of capital gains or losses. Purchasing securities on a forward commitment basis can also involve the risk of default by the other party on its obligation, delaying or preventing the Fund from recovering the collateral or completing the transaction.

    To the extent the Fund engages in forward commitment transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purpose of investment leverage, and settlement of such transactions will be within 90 days from the trade date.

    INDEXED INVESTMENTS. The Fund may invest in instruments which are indexed to certain specific foreign currency exchange rates. The terms of such instruments may provide that their principal amounts or just their coupon interest rates are adjusted upwards or downwards (but not below zero) at maturity or on established coupon payment dates to reflect changes in the exchange rate between two or more currencies while the obligation is outstanding. Such indexed investments entail the risk of loss of principal and/or interest payments from currency movements in addition to principal risk, but offer the potential for realizing gains as a result of changes in foreign currency exchange rates.

    WARRANTS AND RIGHTS. Warrants basically are options to purchase equity securities at a specified price for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants but normally have a shorter duration and are distributed directly by the issuer to shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

    ILLIQUID SECURITIES. For purposes of its limitation on investments in illiquid securities, the Fund may elect to treat as liquid, in accordance with procedures established by the Board of Trustees, certain investments in restricted securities for which there may be a secondary market of qualified institutional buyers as contemplated by Rule 144A under the Securities Act of 1933, as amended (the "Securities Act") and commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act. ("Section 4(2) paper") Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to qualified institutional buyers. Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors, such as the Fund, who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale of Section 4(2) paper by the purchaser must be in an exempt transaction.

    One effect of Rule 144A and Section 4(2) is that certain restricted securities may now be liquid, though there is no assurance that a liquid market for a particular Rule 144A security or Section 4(2) paper will develop or be maintained. The Trustees have adopted policies and procedures for the purpose of determining whether securities that are eligible for resale under Rule 144A and
Section 4(2) paper are liquid or illiquid for purposes of the limitation on investment in illiquid securities. Pursuant to those policies and procedures, the Trustees have delegated to the advisers the determination as to whether a particular instrument is liquid or illiquid, requiring that consideration be given to, among other things, the frequency of trades and quotes for the security, the number of dealers willing to sell and buy such security and the number of potential purchasers, dealer undertakings to make a market in the security, the nature of the security and the time needed to dispose of the security. The Trustees will periodically review the Fund's purchases and sales of Rule 144A securities and Section 4(2) paper.

    STAND-BY COMMITMENTS. The Fund may utilize stand-by commitments in securities sales transactions. In a put transaction, the Fund acquires the right to sell a security at an agreed upon price within a specified period prior to its maturity date, and a stand-by commitment entitles the Fund to same-day

                                       7
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settlement and to receive an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise.
Stand-by commitments are subject to certain risks, which include the inability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, the fact that the commitment is not marketable by the
Fund, and that the maturity of the underlying security will generally be different from that of the commitment. A put transaction will increase the cost of the underlying security and consequently reduce the available yield.

    SECURITIES LOANS. To the extent specified in its Prospectus, the Fund is permitted to lend its securities to broker-dealers and other institutional investors in order to generate additional income. Such loans of portfolio securities may not exceed 30% of the value of the Fund's total assets. In connection with such loans, the Fund will receive collateral consisting of cash, cash equivalents, U.S. Government securities or irrevocable letters of credit issued by financial institutions. Such collateral will be maintained at all times in an amount equal to at least 100% of the current market value plus accrued interest of the securities loaned. The Fund can increase its income through the investment of such collateral. The Fund continues to be entitled to the interest payable or any dividend-equivalent payments received on a loaned security and, in addition, to receive interest on the amount of the loan.
However, the receipt of any dividend-equivalent payments by the Fund on a loaned security from the borrower will not qualify for the dividends-received deduction. Such loans will be terminable at any time upon specified notice. The
Fund might experience risk of loss if the institutions with which it has engaged in portfolio loan transactions breach their agreements with the Fund. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower experience financial difficulty. Loans will be made only to firms deemed by the advisers to be of good standing and will not be made unless, in the judgment of the advisers, the consideration to be earned from such loans justifies the risk.

    OTHER INVESTMENT COMPANIES. Apart from being able to invest all of its investable assets in another investment company having substantially the same investment objectives and policies, the Fund may invest up to 10% of its total assets in shares of other investment companies when consistent with its investment objective and policies, subject to applicable regulatory limitations.
For purposes of this restriction, a Mauritius Company will not be considered an investment company. Additional fees may be charged by other investment companies.

    The Securities and Exchange Commission ("SEC") has granted the Funds an exemptive order permitting each Fund to invest its uninvested cash in any affiliated money market funds. The order sets the following conditions: (1) a Fund may invest in one or more of the permitted money market funds up to an aggregate limit of 25% of its assets; and (2) the Adviser will waive and/or reimburse its advisory fee from the Fund in an amount sufficient to offset any doubling up of investment advisory, administrative and shareholder servicing fees.

       ADDITIONAL POLICIES REGARDING DERIVATIVE AND RELATED TRANSACTIONS

    INTRODUCTION. As explained more fully below, the Fund may employ derivative and related instruments as tools in the management of portfolio assets. Put briefly, a "derivative" instrument may be considered a security or other instrument which derives its value from the value or performance of other instruments or assets, interest or currency exchange rates, or indexes. For instance, derivatives include futures, options, forward contracts, structured notes and various over-the-counter instruments.

    Like other investment tools or techniques, the impact of using derivatives strategies or similar instruments depends to a great extent on how they are used. Derivatives are generally used by portfolio managers in three ways: First, to reduce risk by hedging (offsetting) an investment position. Second, to substitute for another security particularly where it is quicker, easier and less expensive to invest in derivatives. Lastly, to speculate or enhance portfolio performance. When used prudently, derivatives can offer several benefits, including easier and more effective hedging, lower transaction costs, quicker investment and more profitable use of portfolio assets. However, derivatives also have the potential to significantly magnify risks, thereby leading to potentially greater losses for the Fund.

                                       8
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    The Fund may invest its assets in derivative and related instruments subject only to the Fund's investment objective and policies and the requirement that the Fund maintain segregated accounts consisting of liquid assets, such as cash,
U.S. Government securities, or other high-grade debt obligations (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under such instruments with respect to positions where there is no underlying portfolio asset so as to avoid leveraging the Fund.

    The value of some derivative or similar instruments in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates or other economic factors, and--like other investments of the Fund--the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the advisers to forecast interest rates and other economic factors correctly. If the advisers inaccurately forecasts such factors and has taken positions in derivative or similar instruments contrary to prevailing market trends, the Fund could be exposed to the risk of a loss. The Fund may not employ any or all of the strategies described herein, and no assurance can be given that any strategy used will succeed.

    Set forth below is an explanation of the various derivatives strategies and related instruments the Fund may employ along with risks or special attributes associated with them. This discussion is intended to supplement the Fund's current prospectus as well as provide useful information to prospective investors.

    RISK FACTORS. As explained more fully below and in the discussions of particular strategies or instruments, there are a number of risks associated with the use of derivatives and related instruments: There can be no guarantee that there will be a correlation between price movements in a hedging vehicle and in the portfolio assets being hedged. An incorrect correlation could result in a loss on both the hedged assets in the Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted.
This risk is particularly acute in the case of "cross-hedges" between currencies. The Adviser may inaccurately forecast interest rates, market values or other economic factors in utilizing a derivatives strategy. In such a case, the Fund may have been in a better position had it not entered into such strategy. Hedging strategies, while reducing risk of loss, can also reduce the opportunity for gain. In other words, hedging usually limits both potential losses as well as potential gains. The Fund is not required to use any hedging strategies and strategies not involving hedging involve leverage and may increase the risk to the Fund. Certain strategies, such as yield enhancement, can have speculative characteristics and may result in more risk to the Fund than hedging strategies using the same instruments.

    There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out an option, futures contract or other derivative or related position. Many exchanges and boards of trade limit the amount of fluctuation permitted in option or futures contract prices during a single day;
once the daily limit has been reached on particular contract, no trades may be made that day at a price beyond that limit. In addition, certain instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist.
Finally, over-the-counter instruments typically do not have a liquid market.
Lack of a liquid market for any reason may prevent the Fund from liquidating an unfavorable position or liquidating securities to fund redemptions. Activities of large traders in the futures and securities markets involving arbitrage, "program trading," and other investment strategies may cause price distortions in these markets. In certain instances, particularly those involving over-the-counter transactions, forward contracts, foreign exchanges or foreign boards of trade, there is a greater potential that a counterparty or broker may default or be unable to perform on its commitments. In the event of such a default, the Fund may experience a loss. In transactions involving currencies, the value of the currency underlying an instrument may fluctuate due to many factors, including economic conditions, interest rates, governmental policies and market forces.

    SPECIFIC USES AND STRATEGIES. Set forth below are explanations of various strategies involving derivatives and related instruments which may be used by the Fund.

    Options on Securities, Securities Indexes, Currencies and Debt Instruments.
The Fund may purchase, sell or exercise call and put options on: securities;
securities indexes; currencies; or debt

                                       9

instruments. Specifically, the Fund may (i) purchase, write and exercise call and put options on securities and securities indexes (including using options in combination with securities, other options or derivative instruments),
(ii) enter into swaps, futures contracts and options on futures contracts,
(iii) employ forward currency and interest rate contracts and (iv) purchase and sell structured products, which are instruments designed to restructure or reflect the characteristics of certain other investments.

    Although in most cases these options will be exchange-traded, the Fund may also purchase, sell or exercise over-the-counter options. Over-the-counter options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller. As such, over-the-counter options generally have much less market liquidity and carry the risk of default or nonperformance by the other party.

    One purpose of purchasing put options is to protect holdings in an underlying or related security against a substantial decline in market value. One purpose of purchasing call options is to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability to invest in such securities in an orderly manner. The Fund may also use combinations of options to minimize costs, gain exposure to markets or take advantage of price disparities or market movements. For example, the Fund may sell put or call options it has previously purchased or purchase put or call options it has previously sold. These transactions may result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. The Fund may write a call or put option in order to earn the related premium from such transactions. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of a similar option. The Fund will not write uncovered options.

    In addition to the general risk factors noted above, the purchase and writing of options involve certain special risks. During the option period, the Fund writing a covered call (i.e., where the underlying securities are held by the Fund) has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but has retained the risk of loss should the price of the underlying securities decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price.

    If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, the Fund may be unable to close out a position.

    FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Fund may purchase or sell: interest-rate futures contracts; stock index futures contracts; foreign currency futures contracts; futures contracts on specified instruments or indices; and options on these futures contracts (collectively, "futures options").

    The futures contracts and futures options may be based on various instruments or indices in which the Fund may invest such as foreign currencies, certificates of deposit, Eurodollar time deposits, securities indices, economic indices (such as the Consumer Price Indices compiled by the U.S. Department of Labor).

    Futures contracts and futures options may be used to hedge portfolio positions and transactions as well as to gain exposure to markets. For example, the Fund may sell a futures contract--or buy a futures option--to protect against a decline in value, or reduce the duration, of portfolio holdings. Likewise, these instruments may be used where the Fund intends to acquire an instrument or enter into a position. For example, the Fund may purchase a futures contract--or buy a futures option--to gain immediate exposure in a market or otherwise offset increases in the purchase price of securities or currencies to be acquired in the future. Futures options may also be written to earn the related premiums.

    When writing or purchasing options, the Fund may simultaneously enter into other transactions involving futures contracts or futures options in order to minimize costs, gain exposure to markets, or take advantage of price disparities or market movements. Such strategies may entail additional risks in certain instances. The Fund may engage in cross-hedging by purchasing or selling futures or options on a security or currency different from the security or currency position being hedged to take advantage of relationships between the two securities or currencies.

    Investments in futures contracts and options thereon involve risks similar to those associated with options transactions discussed above. The Fund will only enter into futures contracts or options or futures contracts which are traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system.

    FORWARD CONTRACTS. The Fund may enter into forward contracts. The Fund may use foreign currency and interest-rate forward contracts for various purposes as described below.

    Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. The Fund may invest in securities denominated in foreign currencies and may, in addition to buying and selling foreign currency futures contracts and options on foreign currencies and foreign currency futures, enter into forward foreign currency exchange contracts to reduce the risks or otherwise take a position in anticipation of changes in foreign exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be a fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency contract, the Fund "locks in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, the Fund reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. The effect on the value of the Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another. Transactions that use two foreign currencies are sometimes referred to as "cross-hedges."

    The Fund may enter into these contracts for the purpose of hedging against foreign exchange risk arising from investments or anticipated investments in securities denominated in foreign currencies. The Fund may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

    The Fund may also use forward contracts to hedge against changes in interest-rates, increase exposure to a market or otherwise take advantage of such changes. An interest-rate forward contract involves the obligation to purchase or sell a specific debt instrument at a fixed price at a future date.

    INTEREST RATE AND CURRENCY TRANSACTIONS. The Fund may employ currency and interest rate management techniques, including transactions in options (including yield curve options), futures, options on futures, forward foreign currency exchange contracts, currency options and futures and currency and interest rate swaps. The aggregate amount of the Fund's net currency exposure will not exceed the total net asset value of its portfolio. However, to the extent that the Fund is fully invested while also maintaining currency positions, it may be exposed to greater combined risk.

    The Fund will only enter into interest rate and currency swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate and currency swaps do not involve the delivery of securities, the underlying currency, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and currency swaps is limited to the net amount of interest or currency payments that the Fund is contractually obligated to make. If the other party to an interest rate or currency swap defaults, the Fund's risk of loss consists of the net amount of interest or currency payments that the Fund is contractually entitled to receive. Since interest rate and currency swaps are individually negotiated, the Fund expects to achieve an acceptable degree of correlation between its portfolio investments and its interest rate or currency swap positions.

    The Fund may hold foreign currency received in connection with investments in foreign securities when it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate.

    The Fund may purchase or sell without limitation as to a percentage of its assets forward foreign currency exchange contracts when the advisers anticipate that the foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not held by the Fund. In addition, the Fund may enter into forward foreign currency exchange contracts in order to protect against adverse changes in future foreign currency exchange rates. The Fund may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if its advisers believe that there is a pattern of correlation between the two currencies. Forward contracts may reduce the potential gain from a positive change in the relationship between the U.S. Dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of foreign currency forward contracts will not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of or rates of return on the Fund's foreign currency denominated portfolio securities and the use of such techniques will subject the Fund to certain risks.

    The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, the Fund may not always be able to enter into foreign currency forward contracts at attractive prices, and this will limit the Fund's ability to use such contract to hedge or cross-hedge its assets. Also, with regard to the Fund's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying the Fund's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Fund's assets that are the subject of such cross-hedges are denominated.

    The Fund may enter into interest rate and currency swaps to the maximum allowed limits under applicable law. The Fund will typically use interest rate swaps to shorten the effective duration of its portfolio. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Currency swaps involve the exchange of their respective rights to make or receive payments in specified currencies.

    STRUCTURED PRODUCTS. The Fund may invest in structured products. Structured products are interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of certain other investments. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation partnership, limited liability company or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("structured products") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured products to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured products is dependent on the extent of the cash flow on the underlying instruments. The Fund may invest in structured products which represent derived investment positions based on relationships among different markets or asset classes.

    The Fund may also invest in other types of structured products, including, among others, inverse floaters, spread trades and notes linked by a formula to the price of an underlying instrument. Inverse floaters have coupon rates that vary inversely at a multiple of a designated floating rate (which typically is determined by reference to an index rate, but may also be determined through a dutch auction or a remarketing agent or by reference to another security) (the "reference rate"). As an example, inverse floaters may constitute a class of CMOs with a coupon rate that moves inversely to a designated index, such as LIBOR (London Interbank Offered Rate) or the Cost of Funds Index. Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. A spread trade is an investment position relating to a difference in the prices or interest rates of two securities where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities. When the Fund invests in notes linked to the price of an underlying instrument, the price of the underlying security is determined by a multiple (based on a formula) of the price of such underlying security. A structured product may be considered to be leveraged to the extent its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. Because they are linked to their underlying markets or securities, investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. Total return on the structured product is derived by linking return to one or more characteristics of the underlying instrument. Because certain structured products of the type in which the Fund may invest may involve no credit enhancement, the credit risk of those structured products generally would be equivalent to that of the underlying instruments. The Fund may invest in a class of structured products that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured products typically have higher yields and present greater risks than unsubordinated structured products. Although the Fund's purchase of subordinated structured products would have similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of the Fund's fundamental investment limitation related to borrowing and leverage.

    Certain issuers of structured products may be deemed to be "investment companies" as defined in the 1940 Act. As a result, an investment in these structured products may be limited by the restrictions contained in the 1940 Act. Structured products are typically sold in private placement transactions, and there currently is no active trading market for structured products. As a result, certain structured products in which the Fund invests may be deemed illiquid and subject to its limitation on illiquid investments.

    Investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. In addition, because structured products are typically sold in private placement transactions, there currently is no active trading market for structured products.

    ADDITIONAL RESTRICTIONS ON THE USE OF FUTURES AND OPTION CONTRACTS. The Fund is not a "commodity pool" (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the CFTC) and futures contracts and futures options will be purchased, sold or entered into only for bona fide hedging purposes, provided that the Fund may enter into such transactions for purposes other than bona fide hedging if, immediately thereafter, the sum of the amount of its initial margin and premiums on open contracts and options would not exceed 5% of the liquidation value of the Fund's portfolio, provided, further, that, in the case of an option that is in-the-money, the in-the-money amount may be excluded in calculating the 5% limitation.

    When the Fund purchases a futures contract, an amount of cash or cash equivalents or high quality debt securities will be deposited in a segregated account with the Fund's custodian or sub-custodian so that the amount so segregated, plus the initial deposit and variation margin held in the account of its broker, will at all times equal the value of the futures contract, thereby insuring that the use of such futures is unleveraged.

                            INVESTMENT RESTRICTIONS

    The Fund has adopted the following investment restrictions which may not be changed without approval by a "majority of the outstanding shares" of the Fund which, as used in this Statement of Additional Information, means the vote of the lesser of (i) at least 67% of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

    The Fund:

        (1) may not borrow money, except that the Fund may borrow money for temporary or emergency purposes, or by engaging in reverse repurchase transactions, in an amount not exceeding 33-1/3% of the value of its total assets at the time when the loan is made and may pledge, mortgage or hypothecate no more than 33-1/3% of its net assets to secure such borrowings. Any borrowings representing more than 5% of total assets must be repaid before the Fund may make additional investments;

        (2) may make loans to other persons, in accordance with the Fund's investment objectives and policies and to the extent permitted by applicable law;

        (3) may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry. Notwithstanding the foregoing, with respect to the Fund's permissible futures and options transactions in U.S. Government securities, positions in such options and futures shall not be subject to this restriction;

        (4) may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments but this shall not prevent the Fund from (i) purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities or (ii) engaging in forward purchases or sales of foreign currencies or securities;

        (5) may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by the Fund in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not hereby precluded;

        (6) may not issue any senior security (as defined in the 1940 Act), except that (a) the Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) the Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; and (c) subject to the restrictions set forth above, the Fund may borrow money as authorized by the 1940 Act. For purposes of this restriction, collateral arrangements with respect to permissible options and futures transactions, including deposits of initial and variation margin, are not considered to be the issuance of a senior security; or

        (7) may not underwrite securities issued by other persons except insofar as the Fund may technically be deemed to be an underwriter under the Securities Act of 1933 in selling a portfolio security.

    In addition, as a matter of fundamental policy, notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by investing all of its investable assets in another investment company having substantially the same investment objective and policies as the Fund. For purposes of investment restriction (2) above, loan participations are considered to be debt instruments. For purposes of investment restriction (5) above, real estate includes Real Estate Limited Partnerships.

    For purposes of investment restriction (3) above, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry." Investment restriction (3) above, however, is not applicable to investments by the Fund in municipal obligations where the issuer is regarded as a state, city, municipality or other public authority since such entities are not members of an "industry." Supranational organizations are collectively considered to be members of a single "industry" for purposes of restriction (3) above.

    In addition, the Fund is subject to the following nonfundamental restrictions which may be changed without shareholder approval:

        (1)   The Fund may not, with respect to 50% of its assets, hold more than 10% of the outstanding voting securities of an issuer.

        (2) The Fund may not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of the Fund. The Fund does not have the current intention of making short sales against the box.

        (3) The Fund may not purchase or sell interests in oil, gas or mineral leases.

        (4) The Fund may not invest more than 15% of its net assets in illiquid securities.

        (5) The Fund may not write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (i) the writing, purchasing or selling of puts, calls or combinations thereof with respect to portfolio securities or (ii) with respect to the Fund's permissible futures and options transactions, the writing, purchasing, ownership, holding or selling of futures and options positions or of puts, calls or combinations thereof with respect to futures.

        (6) Except as specified above, the Fund may invest in the securities of other investment companies to the extent permitted by applicable Federal securities law; provided, however, that a Mauritius holding company (a "Mauritius Portfolio Company") will not be considered an investment company for this purpose.

    If a percentage or rating restriction on investment or use of assets set forth herein or in the Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation. If the value of the Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

    With respect to the Fund's policy not to invest more than 25% of the value of its total assets in any one industry, the Fund deems the following to be separate industries:

Advertising                                         Diversified Financial Services
Aerospace/Defense                                   Electric
Agriculture                                         Electrical Components & Equipment*
Airlines                                            Batteries/Battery Systems
Apparel                                             Electric Products-Miscellaneous
Auto Manufacturers                                  Lighting Products & Systems
Auto Parts & Equipment                              Power Conv/Supply Equipment
Banks                                               Superconductor Products & Systems
Beverages                                           Wire & Cable Products
Biotechnology                                       Electronics*
Building Materials                                  Capacitors
Chemicals                                           Circuit Boards
Coal                                                Circuits
Commercial Services                                 Electronic Components-Miscellaneous
Computers*                                          Electronic Connectors
  Computer Data Security                            Electronic Measurement Instruments
  Computer Services                                 Electronic Parts Distribution
  Computers-Integrated Systems                      Electronic Security Devices
  Computers-Memory Devices                          Identification Systems/Development
  Computers-Micro                                   Instruments-Controls
  Computers-Mini                                    Instruments-Scientific
  Computers-Peripheral Equipment                    Lasers-Systems/Components
  Computers-Voice Recognition                       Engineering & Construction
  Networking Products                               Entertainment
  Printers & Related Products                       Environmental Control
Cosmetic/Personal Care                              Food
Distribution/Wholesale                              Food Service
Forest Products & Paper                             Shipbuilding
Gas                                                 Software*

  *  Each sub-category is considered to be a separate industry.

Hand/Machine Tools                                  Applications Software
Health Care                                         Communications Software
Holding Companies-Diversified                       Computer Aided Design
Home Builders                                       Computer Graphics
Home Furnishings                                    Data Processing/Mgmt
Household                                           Decision Support Software
Housewares Products/Wares                           Educational Software
Insurance                                           Electronic Forms
Investment Companies                                Enterprise Software/Services
Iron/Steel                                          Entertainment Software
Leisure Time                                        Internet Content
Lodging                                             Internet Software
Machinery-Construction & Mining                     Medical Information Systems
Machinery-Diversified                               Network Software
Media                                               Software Tools
Metals-Diversified                                  Transactional Software
Metal Fabrication/Hardware                          Telecommunication Equipment*
Mining                                              Fiber Optics
Miscellaneous Manufacturing                         Telecommunications Equipment
Packaging & Containers                              Wireless Equipment
Pharmaceuticals                                     Telecommunications*
Pipelines                                           Cellular Telecommunications
Office/Business Equipment                           Satellite Telecommunications
Office Furnishings                                  Telecommunication Services
Oil & Gas Producers                                 Telephone
Oil & Gas Services                                  Textiles
Real Estate                                         Tobacco
REITS                                               Toys/Games/Hobbies
Retail                                              Transportation
Savings & Loans                                     Trucking & Leasing
Semiconductors                                      Water

  *  Each sub-category is considered to be a separate industry.

                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

    Specific decisions to purchase or sell securities for the Fund are made by a portfolio manager who is an employee of the Adviser or Sub-Adviser to the Fund and who is appointed and supervised by senior officers of the Adviser or Sub-Adviser. Changes in the Fund's investments are reviewed by the Board of Trustees of the Trust. The portfolio managers may serve other clients of the Adviser or the Sub-Adviser in a similar capacity.

    The frequency of the Fund's portfolio transactions--the portfolio turnover rate--will vary from year to year depending upon market conditions. A high turnover rate may increase the Fund's transaction costs and the possibility of taxable short-term gains, as well as make it more difficult for the Fund to qualify as a registered investment company under federal tax law. Therefore, the advisers will weigh the added costs of short-term investment against anticipated gains. The Fund will engage in portfolio trading if its Adviser or Sub-Adviser believes a transaction, net of costs (including custodian charges), will help it achieve its investment objective.

    For the fiscal year periods listed, the rates of portfolio turnover were as follows:

                                                        YEAR ENDED
                                                    SEPTEMBER 30, 2000
                                                    ------------------
H&Q IPO & Emerging Company Fund                        147%

    Under the advisory agreement and the sub-advisory agreement, the Adviser and Sub-Adviser shall use their best efforts to seek to execute portfolio transactions at prices which, under the circumstances, result in total costs or proceeds being the most favorable to the Fund. In assessing the best overall terms available for any transaction, the Adviser and Sub-Adviser consider all factors they deem relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, research services provided to the Adviser or Sub-Adviser, and the reasonableness of the commissions, if any, both for the specific transaction and on a continuing basis. The Adviser and Sub-Adviser are not required to obtain the lowest commission or the best net price for the Fund on any particular transaction, and are not required to execute any order in a fashion either preferential to the Fund relative to other accounts they manage or otherwise materially adverse to such other accounts.

    Debt securities are traded principally in the over-the-counter market through dealers acting on their own account and not as brokers. In the case of securities traded in the over-the-counter market (where no stated commissions are paid but the prices include a dealer's markup or markdown), the Adviser or Sub-Adviser to the Fund normally seeks to deal directly with the primary market makers unless, in its opinion, best execution is available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to the Adviser or Sub-Adviser on the tender of the Fund's portfolio securities in so-called tender or exchange offers. Such soliciting dealer fees are in effect recaptured for the Fund by the Adviser and Sub-Adviser. At present, no other recapture arrangements are in effect.

    Under the advisory and sub-advisory agreements and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser or Sub-Adviser may cause the Fund to pay a broker-dealer which provides brokerage and research services to the Adviser or Sub-Adviser, the Fund and/or other accounts for which they exercise investment discretion an amount of commission for effecting a securities transaction for the Fund in excess of the amount other broker-dealers would have charged for the transaction if they determine in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or their overall responsibilities to accounts over which they exercise investment discretion. Not all of such services are useful or of value in advising the Fund. The adviser and sub-advisers report to the Board of Trustees regarding overall commissions paid by the Fund and their reasonableness in relation to the benefits to the Fund. The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or of purchasers or sellers of securities, furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

    The management fees that the Fund pays to the Adviser will not be reduced as a consequence of the Adviser's or Sub-Advisers' receipt of brokerage and research services. To the extent the Fund's portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid by an amount which cannot be presently determined. Such services generally would be useful and of value to the Adviser or Sub-Adviser in serving one or more of their other clients and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to the adviser and sub-advisers in carrying out their obligations to the Fund. While such services are not expected to reduce the expenses of the Adviser or Sub-Adviser, they would, through use of the services, avoid the additional expenses which would be incurred if they should attempt to develop comparable information through their own staffs.

    In certain instances, there may be securities that are suitable for the Fund as well as one or more of the Adviser's or Sub-Adviser's, other clients. Investment decisions for the Fund and for other clients are made with a view to achieving their respective investment objectives. It may develop that the same investment decision is made for more than one client or that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When the Fund and other clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. However, it is believed that the ability of the Fund to participate in volume transactions will generally produce better executions for the Fund.

    The Fund expects to purchase securities from underwriting syndicates of which certain affiliates of J.P. Morgan Chase & Co. act as a member or manager. Such purchases will be effected in accordance with the conditions set forth in Rule 10f-3 under the 1940 Act and related procedures adopted by the Trustees, including a majority of the Trustees who are not "interested persons" of the Fund. Among the conditions are that the issuer of any purchased securities will have been in operation for at least three years, that not more than 25% of the underwriting will be purchased by the Fund and any other investment company having the same investment adviser or sub-adviser, and that no shares will be purchased from the distributor or any of its affiliates.

                            PERFORMANCE INFORMATION

    From time to time, the Fund may use hypothetical investment examples and performance information in advertisements, shareholder reports or other communications to shareholders. Performance is calculated separately for each class of shares. Because such performance information is based on past investment results, it should not be considered as an indication or representation of the performance of any classes of the Fund in the future. From time to time, the performance and yield of classes of the Fund may be quoted and compared to those of other mutual funds with similar investment objectives, unmanaged investment accounts, including savings accounts, or other similar products and to stock or other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of the Fund or its classes may be compared to data prepared by Lipper Analytical Services, Inc. or Morningstar Mutual Funds on Disc, widely recognized independent services which monitor the performance of mutual funds. Performance and yield data as reported in national financial publications including, but not limited to, Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in local or regional publications, may also be used in comparing the performance and yield of the Fund or its classes. The Fund's performance may be compared with indices such as the Lehman Brothers Government/Corporate Bond Index, the Lehman Brothers Government Bond Index, the Lehman Government Bond 1-3 Year Index and the Lehman Aggregate Bond Index; the Morgan Stanley Capital International Europe Index (Europe Fund); the Tokyo Stock Exchange (TOPIX) First Section Index (Japan Fund); the Morgan Stanley Capital International (All Countries) Asia Pacific ex Japan Free Index (Southeast Asian Fund); the Morgan Stanley Capital International Europe, Australia and Far East Index (International Equity Portfolio); the S&P 500 Index, the Dow Jones Industrial Average or any other commonly quoted index of common stock prices; and the Russell 2000 Index and the NASDAQ Composite Index. Additionally, the Fund may, with proper authorization, reprint articles written about the Fund and provide them to prospective shareholders.

    The Fund may provide period and average annual "total rates of return." The "total rate of return" refers to the change in the value of an investment in a Fund over a period (which period shall be stated in any advertisement or communication with a shareholder) based on any change in net asset value per share including the value of any shares purchased through the reinvestment of any dividends or capital gains distributions declared during such period. For Class A shares, the average annual total rate of return figures will assume payment of the maximum initial sales load at the time of purchase. For Class B shares, the average annual total rate of return figures will assume deduction of the applicable contingent deferred sales charge imposed on a total redemption of shares held for the period. One-, five- and ten-year periods will be shown, unless the class has been in existence for a shorter-period.

    Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the yields and the net asset values of the classes of shares of the Fund will vary based on market conditions, the current market value of the securities held by the Fund and changes in the Fund's expenses. The advisers, Shareholder Servicing Agents, the Administrator, the Distributor and other service providers may waive a portion of their fees. In addition, the Distributor may assume a portion of the Fund's operating expenses on a month-to-month basis. These actions would have the effect of increasing the net income (and therefore the yield and total rate of return) of the classes of shares of the Fund during the period such waivers are in effect. These factors and possible differences in the methods used to calculate the yields and total rates of return should be considered when comparing the yields or total rates of return of the classes of shares of the Fund to yields and total rates of return published for other investment companies and other investment vehicles (including different classes of shares). The Trust is advised that certain Shareholder Servicing Agents may credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding the Shareholder Servicing Agent fees received, which will have the effect of increasing the net return on the investment of customers of those Shareholder Servicing Agents. Such customers may be able to obtain through their Shareholder Servicing Agents quotations reflecting such increased return.

    The Fund presents performance information for each class thereof since the commencement of operations of the Fund rather than the date such class was introduced. Performance information for each class introduced after the commencement of operations of the Fund is therefore based on the performance history of a predecessor class. Performance information is restated to reflect the current maximum front-end sales charge (in the case of Class A Shares) or the maximum contingent deferred sales charge (in the case of Class B Shares) when presented inclusive of sales charges. Additional performance information may be presented which does not reflect the deduction of sales charges. Historical expenses reflected in performance information are based upon the distribution, shareholder servicing fees and other expenses actually incurred during the periods presented and have not been restated, for periods during which the performance information for a particular class is based upon the performance history of a predecessor class, to reflect the ongoing expenses currently borne by the particular class.

    Advertising or communications to shareholders may contain the views of the advisers as to current market, economic, trade and interest rate trends, as well as legislative, regulatory and monetary developments, and may include investment strategies and related matters believed to be of relevance to the Fund.

    Advertisements for the JPMorgan Funds may include references to the asset size of other financial products made available by JPMFAM(USA), such as the offshore assets or other funds advised by JPMFAM(USA).

                              TOTAL RATE OF RETURN

    The total rate of return for the Fund or a class for any period will be calculated by (a) dividing (i) the sum of the net asset value per share on the last day of the period and the net asset value per share on the last day of the period of shares purchasable with dividends and capital gains declared during such period with respect to a share held at the beginning of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) the public offering price per share on the first day of such period, and (b) subtracting 1 from the result. Any annualized total rate of return quotation will be calculated by (x) adding 1 to the period total rate of return quotation as calculated above, (y) raising such sum to a power which is equal to 365 divided by the number of days in such period, and (z) subtracting 1 from the result.

    The Fund may also from time to time include in advertisements or other communications a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the performance of the Fund with other measures of investment return.

HISTORICAL RETURN INFORMATION
(excluding load)

                                   ONE        FIVE    TEN        SINCE           DATE OF
AVERAGE ANNUAL TOTAL RETURN       YEAR        YEARS  YEARS   COMMENCEMENT      COMMENCEMENT
---------------------------  ---------------  -----  -----  ---------------  ----------------
H&Q IPO & Emerging Company
  Fund Class A                   -56.77%      N/A    N/A        -35.03%      October 29, 1999
H&Q IPO & Emerging Company
  Fund Class B                   -56.91%      N/A    N/A        -35.48%      October 29, 1999

HISTORICAL RETURN INFORMATION
(including load)

                                   ONE        FIVE    TEN        SINCE           DATE OF
AVERAGE ANNUAL TOTAL RETURN       YEAR        YEARS  YEARS   COMMENCEMENT      COMMENCEMENT
---------------------------  ---------------  -----  -----  ---------------  ----------------
H&Q IPO & Emerging Company
  Fund Class A                   -59.15%      N/A    N/A        -37.55%      October 29, 1999
H&Q IPO & Emerging Company
  Fund Class B                   -61.91%      N/A    N/A        -40.48%      October 29, 1999

                        DETERMINATION OF NET ASSET VALUE

    As of the date of this Statement of Additional Information, the New York Stock Exchange is open for trading every weekday except for the following holidays: New Year's Day, Martin Luther King, Jr.'s Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Since the Fund often invests in securities listed on foreign exchanges which trade on Saturdays or other customary United States national business holidays on which the Fund does not price, the Fund's portfolios will trade and the net asset value of the Fund's shares may be significantly affected on days on which the investor has no access to the Fund.

    The Fund calculates its NAV once each business day at the close of regular trading on the New York Stock Exchange. Equity securities are valued at the last sale price on the exchange on which they are primarily traded or on the NASDAQ National Market System, or at the last quoted bid price for securities in which there were no sales during the day or for other unlisted (over-the-counter) securities. Bonds and other fixed income securities (other than short-term obligations, but including listed issues) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term obligations which mature in 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Futures and option contracts that are traded on commodities or securities exchanges are normally valued at the settlement price on the exchange on which they are traded. Portfolio securities (other than short-term obligations) for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.

    Interest income on long-term obligations is determined on the basis of interest accrued plus amortization of discount (generally, the difference between coupon acquisition price and stated redemption price at maturity) and premiums (generally, the excess of purchase price over stated redemption price at maturity). Interest income on short-term obligations is determined on the basis of interest and discount accrued less amortization of premium.

    The Fund may adjust the fair market value of any security to account for liquidity restrictions (such as "lock-up" agreements to which the Fund is subject).

                      PURCHASES, REDEMPTIONS AND EXCHANGES

    The Fund has established certain procedures and restrictions, subject to change from time to time, for purchase, redemption, and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. If an investor's account balance falls below the minimum for 30 days as a result of selling shares (and not because of performance), the Fund reserves the right to request that an investor buy more shares or close the investor's account. If the investor's account balance is still below the minimum 60 days after notification, the Fund reserves the right to close out such account and send the proceeds to the address of record. DST Systems, Inc. ("DST"), the Fund's transfer agent (the "Transfer Agent") may defer acting on a shareholder's instructions until it has received them in proper form. In addition, the privileges described in the Prospectus are not available until a completed and signed account application has been received by the Transfer Agent. Telephone transaction privileges are made available to shareholders automatically upon opening an account unless the privilege is declined in Section 6 of the Account Application. The Telephone Exchange Privilege is not available if an investor was issued certificates for shares that remain outstanding.

    Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, and confirmation that the account registration and address given by such person match those on record, the Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest account application or other written request for services, including purchasing, exchanging, or redeeming shares of the Fund and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder's latest account application or as otherwise properly specified to the Fund in writing.

    The Fund may, at its own option, accept securities in payment for shares. The securities delivered in such a transaction are valued by the method described in "Net Asset Value" as of the day the Fund receives the securities. This is a taxable transaction to the shareholder. Securities may be accepted in payment for shares only if they are, in the judgement of the Adviser, appropriate investments for the Fund. In addition, securities accepted in payment for shares must: (i) meet the investment objective and policies of the acquiring Fund; (ii) be acquired by the Fund for investment and not for resale;
(iii) be liquid securities which are not restricted as to transfer either by law or liquidity of market; (iv) if stock, have a value which is readily ascertainable as evidenced by a listing on a stock exchange, OTC market or by readily available market quotations from a dealer in such securities. The Fund reserves the right to accept or reject at its own option any and all securities offered in payment for its shares.

    Subject to compliance with applicable regulations, the Fund has reserved the right to pay the redemption price of its Shares, either totally or partially, by a distribution in kind of readily marketable portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trust has filed an election under Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (approximately $250,000).

    The Trust, on behalf of the Fund, reserves the right to suspend the right of redemption and to postpone the date of payment upon redemption as follows: (i) for up to seven days, (ii) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when trading thereon is restricted as determined by the SEC by rule or regulation, (iii) during periods in which an emergency, as determined by the SEC, exists that causes disposal by the Fund of, or evaluation of the net asset value of, its portfolio securities to be unreasonable or impracticable, or (iv) for such other periods as the SEC may permit.

    Each investor in the Fund may add to or reduce its investment in the Fund on each day that the New York Stock Exchange is open for business. Once each such day, based upon prices determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time, however, options are priced at 4:15 p.m., Eastern time) the value of each investor's interest in the Fund will be determined by multiplying the NAV of the Fund by the percentage representing that investor's share of the aggregate beneficial interests in the Fund. Any additions or reductions which are to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in the Fund will then be recomputed as the percentage equal to the fraction
(i) the numerator of which is the value of such investor's investment in the Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in the Fund effected on such day and (ii) the denominator of which is the aggregate NAV of the Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the aggregate investments in the Fund. The percentage so determined will then be applied to determine the value of the investor's interest in the Fund as of such time on the following day the New York Stock Exchange is open for trading.

    The public offering price of Class A shares is the NAV plus a sales charge that varies depending on the size of the investor's purchase. The Fund receives the NAV. The sales charge is allocated between the investor's broker-dealer and the Fund's distributor as shown in the following table, except when the Fund's distributor, in its discretion, allocates the entire amount to the investor's broker-dealer.

    The broker-dealer allocation for the Fund with a 5.75% sales charge on Class A shares is set forth below:

                                                                     AMOUNT OF
                                              SALES CHARGE AS A     SALES CHARGE
                                                PERCENTAGE OF:      REALLOWED TO
                                             --------------------   DEALERS AS A
                                             OFFERING  NET AMOUNT  PERCENTAGE OF
AMOUNT OF TRANSACTION AT OFFERING PRICE ($)   PRICE     INVESTED   OFFERING PRICE
-------------------------------------------  --------  ----------  --------------
Under 100,000                                   5.75       6.10           5.00
100,000 but under 250,000                       3.75       3.90           3.25
250,000 but under 500,000                       2.50       2.56           2.25
500,000 but under 1,000,000                     2.00       2.04           1.75

    There is no initial sales charge on purchases of Class A shares of $1 million or more.

    At times the Fund's Distributor may reallow up to the entire sales charge to certain broker-dealers. In those instances, broker-dealers selling Class A shares of the Fund may be deemed to be underwriters under the Securities Act.

    The Fund's Distributor pays broker-dealers commissions on net sales of Class A shares of $1 million or more based on an investor's cumulative purchases. Such commissions are paid at the rate of 1.00% of the amount under $2.5 million, 0.75% of the next $7.5 million, 0.50% of the next $40 million and 0.20% thereafter. The Fund's Distributor may withhold such payments with respect to short-term investments.

    Investors may be eligible to buy Class A shares at reduced sales charges. Interested parties should consult their investment representative or the JPMorgan Funds Service Center for details about JPMorgan Funds' combined purchase privilege, cumulative quantity discount, statement of intention, group sales plan, employee benefit plans and other plans. Some participant-directed employee benefit plans participate in a "multi-fund" program which offers both JPMorgan and non-JPMorgan mutual funds. The money that is invested in JPMorgan Funds may be combined with the other mutual funds in the same program when determining the plan's eligibility to buy Class A shares for purposes of the discount privileges and programs described above.

    Investors in Class A shares may qualify for reduced initial sales charges by signing a statement of intention (the "Statement"). This enables the investor to aggregate purchases of Class A shares in the Fund with purchases of Class A shares of any other Fund in the Trust (or if the Fund has only one class, shares of such Fund), excluding shares of any JPMorgan money market fund, during a 13-month period. The sales charge is based on the total amount to be invested in Class A shares during the 13-month period. All Class A or other qualifying shares of these Funds currently owned by the investor will be credited as purchases (at their current offering prices on the date the Statement is signed) toward completion of the Statement. A 90-day back-dating period can be used to include earlier purchases at the investor's cost. The 13-month period would then begin on the date of the first purchase during the 90-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the Statement. A shareholder must notify the Transfer Agent or Distributor whenever a purchase is being made pursuant to a Statement.

    The Statement is not a binding obligation on the investor to purchase the full amount indicated; however, on the initial purchase, if required (or subsequent purchases if necessary), 5% of the dollar amount specified in the Statement will be held in escrow by the Transfer Agent in Class A shares (or if the Fund has only one class and is subject to an initial sales charge, shares of such Fund) registered in the shareholder's name in order to assure payment of the proper sales charge. If total purchases pursuant to the Statement (less any dispositions and exclusive of any distributions on such shares automatically reinvested) are less than the amount specified, the investor will be requested to remit to the Transfer Agent an amount equal to the difference between the sales charge paid and the sales charge applicable to the aggregate purchases actually made. If not remitted within 20 days after written request, an appropriate number of escrowed shares will be redeemed in order to realize the difference. This privilege is subject to modification or discontinuance at any time with respect to all shares purchased thereunder. Reinvested dividend and capital gain distributions are not counted toward satisfying the Statement.

    Class A shares of the Fund may also be purchased by any person at a reduced initial sales charge which is determined by (a) aggregating the dollar amount of the new purchase and the greater of the purchaser's total (i) NAV or (ii) cost of any shares acquired and still held in the Fund, or any other JPMorgan Fund excluding any JPMorgan money market fund, and (b) applying the initial sales charge applicable to such aggregate dollar value (the "Cumulative Quantity Discount"). The privilege of the Cumulative Quantity Discount is subject to modification or discontinuance at any time with respect to all Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) purchased thereafter.

    An individual who is a member of a qualified group (as hereinafter defined) may also purchase Class A shares of the Fund (or if the Fund has only one class and is subject to an initial sales charge, shares of such Fund) at the reduced sales charge applicable to the group taken as a whole. The reduced initial sales charge is based upon the aggregate dollar value of Class A shares (or if the Fund has only one class and is subject to an initial sales charge, shares of such Fund) previously purchased and still owned by the group plus the securities currently being purchased and is determined as stated in the preceding paragraph. In order to obtain such discount, the purchaser or investment dealer must provide the Transfer Agent with sufficient information, including the purchaser's total cost, at the time of purchase to permit verification that the purchaser qualifies for a cumulative quantity discount, and confirmation of the order is subject to such verification. Information concerning the current initial sales charge applicable to a group may be obtained by contacting the Transfer Agent.

    A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring Class A shares (or if the Fund has only one class and is subject to an initial sales charge, shares of such
Fund) at a discount and (iii) satisfies uniform criteria which enables the Distributor to realize economies of scale in its costs of distributing Class A shares (or if the Fund has only one class and is subject to an initial sales charge, shares of such Fund). A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of the Fund and the members must agree to include sales and other materials related to the Fund in its publications and mailings to members at reduced or no cost to the Distributor, and must seek to arrange for payroll deduction or other bulk transmission of investments in the Fund. This privilege is subject to modification or discontinuance at any time with respect to all Class A shares (or if the Fund has only one class and is subject to an initial sales charge, shares of such Fund) purchased thereafter.

    No initial sales charge will apply to the purchase of the Fund's Class A shares if (i) one is investing proceeds from a qualified retirement plan where a portion of the plan was invested in the former Chase Vista Funds, (ii) one is investing through any qualified retirement plan with 50 or more participants or
(iii) one is a participant in certain qualified retirement plans and is investing (or reinvesting) the proceeds from the repayment of a plan loan made to him or her.

    Purchases of the Fund's Class A shares may be made with no initial sales charge through an investment adviser or financial planner that charges a fee for its services.

    Purchases of the Fund's Class A shares may be made with no initial sales charge (i) by an investment adviser, broker or financial planner, provided arrangements are preapproved and purchases are placed through an omnibus account with the Fund or (ii) by clients of such investment adviser or financial planner who place trades for their own accounts, if such accounts are linked to a master account of such investment adviser or financial planner on the books and records of the broker or agent. Such purchases may also be made for retirement and deferred compensation plans and trusts used to fund those plans.

    Purchases of the Fund's Class A shares may be made with no initial sales charge in accounts opened by a bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund, the Fund's distributor or the JPMorgan Funds Service Center.

    The Fund may sell Class A shares without an initial sales charge to the current and retired Trustees (and their immediate families), current and retired employees (and their immediate families) of J.P. Morgan Chase & Co. ("JPMorgan Chase"), the Fund's distributor and transfer agent or any affiliates or subsidiaries thereof, registered representatives and other employees (and their immediate families) of broker-dealers having selected dealer agreements with the Fund's distributor, employees (and their immediate families) of financial institutions having selected dealer agreements with the Fund's distributor (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of JPMorgan Fund shares) and financial institution trust departments investing an aggregate of $1 million or more in the JPMorgan Funds.

    Shareholders of record of any JPMorgan Fund as of November 30, 1990 and certain immediate family members may purchase a Fund's Class A shares with no initial sales charge for as long as they continue to own Class A shares of any JPMorgan Fund, provided there is no change in account registration.

    Upon written request, Class A shareholders of the Fund have a one time privilege of reinstating their investment in the Fund at net asset value next determined subject to written request within 90 calendar days of the redemption. The reinstatement request must be accompanied by payment for the shares (not in excess of the redemption), and shares will be purchased at the next determined net asset value. Class B and Class C shareholders who have redeemed their shares and paid a contingent deferred sales charge ("CDSC") with such redemption may purchase Class A shares with no initial sales charge (in an amount not in excess of their redemption proceeds) if the purchase occurs within 90 days of the redemption of the Class B and Class C shares.

    Shareholders may exchange their shares in the Fund for shares of the same class in any other JPMorgan Fund that offers such share class. The shareholder will not pay a sales charge for such exchange. JPMorgan Chase may discontinue this exchange privilege at any time.

    The Fund reserves the right to limit the number of exchanges or to refuse an exchange. The Fund may charge an administration fee of $5 for each exchange if an investor makes more than 10 exchanges in a year or three in a quarter. Shareholders of other JPMorgan Funds may be entitled to exchange their shares for, or reinvest distributions from their funds in, shares of the Fund at net asset value.

    Under the Exchange Privilege, shares may be exchanged for shares of the same class of another fund only if shares of the fund exchanged into are registered in the state where the exchange is to be made. Shares of a Fund may only be exchanged into another fund if the account registrations are identical. With respect to exchanges from any JPMorgan money market fund, shareholders must have acquired their shares in such money market fund by exchange from one of the JPMorgan non-money market funds or the exchange will be done at relative net asset value plus the appropriate sales charge. Any such exchange may create a gain or loss to be recognized for federal income tax purposes. Normally, shares of the fund to be acquired are purchased on the redemption rate, but such purchase may be delayed by either fund for up to five business days if a fund determines that it would be disadvantaged by an immediate transfer of the proceeds.

                                 CLASS B SHARES

    Class B Shares in the Fund have a contingent deferred sales charge. Purchasers do not pay any charge when they buy Class B Shares in the Fund, but they may have to pay a charge when Class B Shares are sold, depending on how long such shares have been owned at the time of the sale. The deferred sales charge for the Fund decreases the longer a shareholder holds his or her shares and disappears altogether after a certain number of years. In addition, Class B Shares automatically convert to Class A Shares after a certain number of years. However, the Fund calculates the deferred sales charge and the holding period differently, depending on when the shareholder acquired its Class B Shares.

    Holders of Class B Shares in the predecessor fund who received Class B Shares in the Fund as part of the reorganization of the Fund and the predecessor fund on February 23, 2001 will generally pay a lower deferred sales charge on the shares received in the reorganization than on shares subsequently purchased. Shares received in the reorganization will have the contingent deferred sales charge set forth in Column 3, while shares purchased after the reorganization or acquired in a subsequent purchase will have the contingent deferred sales charge set forth in Column 2.

                                                                CONTINGENT DEFERRED SALES CHARGE
                                       ----------------------------------------------------------------------------------
                                                   SHARES RECEIVED                           SHARES RECEIVED
                YEARS HELD                       AFTER REORGANIZATION                       IN REORGANIZATION
                ----------             ----------------------------------------  ----------------------------------------
                          1                               5%                                        5%
                          2                               4%                                        4%
                          3                               3%                                        3%
                          4                               3%                                        3%
                          5                               2%                                        1%
                          6                               1%                            Convert to Class A Shares
                          7                              None                                       --
                          8                              None                                       --
                          9                   Convert to Class A Shares                             --

    PURCHASERS ACQUIRING CLASS B SHARES AFTER THE REORGANIZATION BETWEEN THE FUND AND THE PREDECESSOR FUND WILL PAY A CONTINGENT DEFERRED SALES CHARGE AS DESCRIBED IN COLUMN 2.

    The Class B Shares purchased after the reorganization will cease to have a contingent deferred sales charge six years after a purchase (as opposed to six years for Class B Shares acquired in the reorganization). Those shares will convert to Class A Shares nine years after a purchase (as opposed to six years for Class B Shares acquired in the reorganization).

    In determining the sales charge on Class B Shares received as part of the reorganization, the holding period will refer back to when the Class B Shares of the predecessor fund were purchased, not when the Class B Shares of Fund were received in the reorganization.

    The Fund's distributor pays broker-dealers a commission of 4.00% of the offering price on sales of Class B shares and a commission of 1.00% of the offering price on sales of Class C shares. The distributor keeps the entire amount of any CDSC the investor pays.

    The contingent deferred sales charge for Class B and Class C shares will be waived for certain exchanges and for redemptions in connection with a Fund's systematic withdrawal plan, subject to the conditions described in the Prospectuses. In addition, subject to confirmation of a shareholder's status, the contingent deferred sales charge will be waived for: (i) a total or partial redemption made within one year of the shareholder's death or initial qualification for Social Security disability payments; (ii) a redemption in connection with a Minimum Required Distribution from an IRA, Keogh or custodial account under section 403(b) of the Internal Revenue Code or a mandatory distribution from a qualified plan; (iii) redemptions made from an IRA, Keogh or custodial account under section 403(b) of the Internal Revenue Code through an established Systematic Redemption Plan; (iv) a redemption resulting from an over-contribution to an IRA; (v) distributions from a qualified plan upon retirement; and (vi) an involuntary redemption of an account balance under $500. Up to 12% of the value of Class B shares subject to a systematic withdrawal plan may also be redeemed each year without a CDSC, provided that the Class B account had a minimum balance of $20,000 at the time the systematic withdrawal plan was established.

    Class B shares automatically convert to Class A shares (and thus are then subject to the lower expenses borne by Class A shares) after a period of time specified below has elapsed since the date of purchase (the "CDSC Period"), together with the pro rata portion of all Class B shares representing dividends and other distributions paid in additional Class B shares attributable to the Class B shares then converting. The conversion of Class B shares purchased on or after May 1, 1996, will be effected at the relative NAVs per share of the two classes on the first business day of the month following the eighth anniversary of the original purchase. The conversion of Class B shares purchased prior to May 1, 1996, will be effected at the relative net asset values per share of the two classes on the first business day of the month following the seventh anniversary of the original purchase. If any exchanges of Class B shares during the CDSC Period occurred, the holding period for the shares exchanged will be counted toward the CDSC Period. If the purchase of Class A Shares occurs within 90 days of the redemption of the B (or C) Shares, there is no initial sales charge (in an amount not in excess of their redemption proceeds). At the time of the conversion the NAV per share of the Class A shares may be higher or lower than the NAV per share of the Class B shares; as a result, depending on the relative NAVs per share, a shareholder may receive fewer or more Class A shares than the number of Class B shares converted.

    A Fund may require signature guarantees for changes that shareholders request be made in Fund records with respect to their accounts, including but not limited to, changes in bank accounts, for any written requests for additional account services made after a shareholder has submitted an initial account application to the Fund, and in certain other circumstances described in the Prospectuses. A Fund may also refuse to accept or carry out any transaction that does not satisfy any restrictions then in effect. A signature guarantee may be obtained from a bank, trust company, broker-dealer or other member of a national securities exchange. Please note that a notary public cannot provide a signature guarantee.

    The Fund reserves the right to change any of these policies at any time and may reject any request to purchase shares at a reduced sales charge.

    Investors may incur a fee if they effect transactions through a broker or agent.

    If any exchanges of Class B shares occur while the Class B shares are still subject to a contingent deferred sales charge, the holding period for the shares exchanged will be counted toward the time the Class B shares are subject to a contingent deferred sales charge. At the time of the conversion the net asset value per share of the Class A shares may be higher or lower than the net asset value per share of the Class B shares; as a result, depending on the relative net asset values per share, a shareholder may receive fewer or more Class A shares than the number of Class B shares converted.

    The Fund may require signature guarantees for changes that shareholders request be made in the Fund records with respect to their accounts, including but not limited to, changes in bank accounts, for any written requests for additional account services made after a shareholder has submitted an initial account application to the Fund, and in certain of the circumstances described in the Prospectus. The Fund may also refuse to accept or carry out any transaction that does not satisfy any restrictions then in effect. A signature guarantee may be obtained from a bank, trust company, broker-dealer or other member of a national securities exchange. Please note that a notary public cannot provide a signature guarantee.

                           DISTRIBUTIONS: TAX MATTERS

    The following is only a summary of certain additional material tax considerations generally affecting the Fund and its shareholders that are not described in the Fund's Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Fund's Prospectus are not intended as substitutes for careful tax planning.

                QUALIFICATION AS A REGULATED INVESTMENT COMPANY

    The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. Additionally, the Fund intends to remain qualified as a regulated investment company under Subchapter M of the Code. As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income
(i.e., its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid ) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of its net investment income for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below.

    In addition to satisfying the Distribution Requirement for each taxable year, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to stock or securities loans, gains from the sale or other disposition of stock, securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement").

    In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund's taxable year, (1) at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and (2) no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

    The Fund may engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies) and short sales. See "Additional Policies Regarding Derivative and Related Transactions." Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income of the Fund and defer recognition of certain of the Fund's losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require the Fund to "mark to market" certain types of positions in its portfolio (that is, treat them as if they were closed out) and (2) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the Distribution Requirement and avoid the 4% excise tax (described below). The Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.

    The Fund may make investments that produce income that is not matched by a corresponding cash distribution to the Fund, such as investments in pay-in-kind bonds or in obligations such as zero coupon securities having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price) or securities having market discount (i.e., an amount equal to the excess of the stated redemption price of the security over the basis of such security immediately after it was acquired), if the Fund elects to accrue market discount on a current basis. In addition, income may continue to accrue for federal income tax purposes with respect to a non-performing investment. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its investors. In addition, if an election is not made to currently accrue market discount with respect to a market discount, all or a portion of any deduction for any interest expenses incurred to purchase or hold such a security may be deferred until such security is sold or otherwise disposed.

    If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current or accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

                  EXCISE TAX ON REGULATED INVESTMENT COMPANIES

    A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ending on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending
November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

    The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

                               FUND DISTRIBUTIONS

    The Fund anticipates distributing substantially all of its net investment income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will qualify for the 70% dividends-received deduction for corporations only to the extent discussed below.

    The Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a "capital gain dividend," it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares.

    The maximum rate of tax on long-term capital gains of individuals is generally 20% with respect to capital assets held for more than 12 months and 18% with respect to capital assets with a holding period of more than 5 years beginning after December 31, 2000.

    Conversely, if the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

    Ordinary income dividends paid by the Fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by Fund will not be treated as a qualifying dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 90 day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 180 day period beginning 90 days before such date in the case of certain preferred stock) under the rules of Code Sections 246(c)(3) and (4); (2) to the extent that a Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A. Moreover, the dividends received deduction for a corporate shareholder may be disallowed or reduced if the corporate shareholder fails to satisfy the foregoing requirement with respect to its shares of the Fund.

    For purposes of the corporate alternative minimum tax ("AMT"), the corporate dividends received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMT. However, corporate shareholders will generally be required to take the full amount of any dividend received from the Fund into account (without a dividends received deduction) in determining its adjusted current earnings.

    Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known.

    Distributions by the Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

    Distributions by the Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of the Fund reflects undistributed net investment income or capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

    Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

    The Fund will be required in certain cases to backup withhold and remit to the U.S. Treasury a portion of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder
(1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient." Backup withholding is not an additional tax and any amounts withheld may be credited against a shareholder's federal income tax liability provided the appropriate information is furnished to the IRS.

                          SALE OR REDEMPTION OF SHARES

    A shareholder will recognize gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on (or undistributed capital gains credited with respect to) such shares.

                              FOREIGN SHAREHOLDERS

    Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

    If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends paid to such foreign shareholder from net investment income will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund and capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains.

    If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations.

    In the case of foreign non-corporate shareholders, the Fund may be required to backup withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

    The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes. Transfers by gift of shares of the Fund by an individual foreign shareholder will not be subject to U.S. Federal gift tax, but the value of shares of the Fund held by a such a shareholder at his death will generally be includible in his gross estate for U.S. federal estate tax purposes, subject to any applicable estate tax treaty.

                          STATE AND LOCAL TAX MATTERS

    Depending on the residence of the shareholder for tax purposes, distributions may also be subject to state and local taxes or withholding taxes. Shareholders' dividends attributable to the Fund's income from repurchase agreements generally are subject to state and local income taxes, although statutes and regulations vary in their treatment of such income. Rules of state and local taxation of ordinary income dividends and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation in other respects. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Fund.

                          EFFECT OF FUTURE LEGISLATION

    The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

                      MANAGEMENT OF THE TRUST AND THE FUND

                             TRUSTEES AND OFFICERS

    The Trustees of the Trust are also the Trustees of the Fund. Their names, principal occupations during the past five years, addresses and dates of birth are set forth below:

    WILLIAM J. ARMSTRONG--Trustee; Retired; formerly Vice President and Treasurer Ingersoll-Rand Company. Address: 287 Hampshire Ridge, Park Ridge, NJ 07656. His date of birth is December 4, 1941.

    ROLAND R. EPPLEY, JR.--Trustee; Retired; formerly President and Chief Executive Officer, Eastern States Bankcard Association, Inc. (1971 - 1988); Director, Janel Hydraulics, Inc.; formerly Director of The Hanover Funds, Inc.
Address: 105 Coventry Place, Palm Beach Gardens, FL 33418. His date of birth is April 1, 1932.

    ANN MAYNARD GRAY--Trustee; Former President, Diversified Publishing Group and Vice President, Capital Cities/ABC, Inc. Ms. Gray is also a director of Duke Energy Corporation and Elan Corporation, plc. Address: 1262 Rockrimmon Road, Stamford, CT 06903. Her date of birth is August 22, 1945.

    MATTHEW HEALEY--Trustee and President of the Board of Trustees; Former Chief Executive Officer of certain trusts in the JPMorgan Fund Complex through April 2001, Former Chairman, Pierpont Group, since prior to 1993. Address: Pine Tree Country Club Estates, 10286 Saint Andrews Road, Boynton Beach, FL 33436. His date of birth is August 23, 1937.

    FERGUS REID, III--Trustee and Chairman of the Board of Trustees; Chairman and Chief Executive Officer, Lumelite Corporation (plastics manufacturing), since September 1985; Trustee, Morgan Stanley Funds. Address: 202 June Road, Stamford, CT 06903. His date of birth is August 12, 1932.

    JAMES J. SCHONBACHLER--Trustee; Retired; Prior to September, 1998, Managing Director, Bankers Trust Company and Group Head and Director, Bankers Trust A.G., Zurich and BT Brokerage Corp. (financial services). Address: 3711 Northwind Court, Jupiter, FL 33477. His date of birth is January 26, 1943.

    LEONARD M. SPALDING*--Trustee; Retired; formerly Chief Executive Officer of Chase Mutual Funds Corp.; formerly President and Chief Executive Officer of Vista Capital Management (investment management); and formerly Chief Investment Executive of the Chase Manhattan Private Bank. Address: 2025 Lincoln Park Road, Springfield, KY 40069. His date of birth is July 20, 1935.

    H. RICHARD VARTABEDIAN--Trustee; Investment Management Consultant; formerly, Senior Investment Officer, Division Executive of the Investment Management Division of the Chase Manhattan Bank, N.A., 1980-1991. Address: P.O. Box 296, Beach Road, Hendrick's Head, Southport, ME 04576. His date of birth is
January 26, 1936.

    The Trustees decide upon general policies and are responsible for overseeing the Trust's business affairs. The Board of Trustees of the Trust presently has Audit, Valuation, Investment, and Governance Committees. The members of the Audit Committee are Messrs. Armstrong (Chairman), Eppley and Reid and Ms. Gray. The function of the Audit Committee is to recommend independent auditors and monitor accounting and financial matters. The Audit Committee met two times during the fiscal year ended October 31, 2000. The members of the Valuation Committee are Messrs. Healey (Chairman), Spalding, Schonbachler and Armstrong. The function of the Valuation Committee is to determine the fair value of the Funds' portfolio securities as necessary. The members of the Investment Committee are Messrs. Spalding (Chairman), Vartabedian and Healey and Ms. Gray. The function of the Investment Committee is to oversee the Adviser's investment program. The members of the Governance Committee are Messrs. Vartabedian (Chairman), Schonbachler, Eppley and Reid. The function of the Governance Committee is to nominate trustees for the Board to consider and to address Trustee compensation issues.

    Each Trustee is currently paid an annual fee of $120,000 for serving as Trustee of the Fund and the JPMorgan Fund Complex. Each is reimbursed for expenses incurred in connection with service as a Trustee. For his services as Chairman of the Board of Trustees of the JPMorgan Fund Complex, Mr. Reid is paid an additional $140,400. For his services as President of the Board of Trustees of the JPMorgan Fund Complex, Mr. Healey is paid an additional $40,000. For his services as the Chairman of the Governance Committee of the JPMorgan Fund Complex, Mr. Vartabedian is paid an additional $40,000. The Trustees may hold various other directorships unrelated to the JPMorgan Fund Complex.

    Trustee compensation expenses paid by the Trust for the calendar year ended December 31, 2000 are set forth below.

                                        AGGREGATE TRUSTEE       PENSION OR RETIREMENT    TOTAL COMPENSATION
                                     COMPENSATION PAID BY THE  BENEFITS ACCRUED BY THE       PAID FROM
                                        TRUST DURING 2000         "FUND COMPLEX"**       "FUND COMPLEX" (1)
                                     ------------------------  -----------------------  --------------------
William J. Armstrong, Trustee                    N/A                  $ 41,781                $ 90,000
Roland R. Eppley, Jr., Trustee                   N/A                  $ 58,206                $ 91,000
Ann Maynard Gray,
  Trustee                                    $11,239                       N/A                $ 75,000
Matthew Healey, Trustee and
  President of the Board of
  Trustees (2)                               $11,239                       N/A                $ 75,000
Fergus Reid, III, Trustee and
  Chairman of the Board of
  Trustees                                       N/A                  $110,091                $205,750
James J. Schonbachler, Trustee               $11,239                       N/A                $ 75,000
Leonard M. Spalding, Jr.,
  Trustee *                                      N/A                  $ 35,335                $ 89,000
H. Richard Vartabedian, Trustee                  N/A                  $ 86,791                $134,350

------------------------

  * Mr. Spalding is deemed to be an "interested person" due to his ownership of equity securities of affiliates of J.P. Morgan Chase & Co.
 ** On February 22, 2001, the Board of Trustees voted to terminate the Retirement Plan.

(1) A Fund Complex means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investment services, or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies. The Fund Complex for which the Trustees serve includes 10 investment companies.
(2) Pierpont Group, Inc., which provided services to the Former J.P. Morgan Family of Funds, paid Mr. Healey, in his role as Chairman of Pierpont Group, Inc., compensation in the amount of $200,000, contributed $25,500 to a defined contribution plan on his behalf and paid $18,400 in insurance premiums for his benefit.

    The Board of Trustees of the Trust met five times during the 2000 calendar year, and each of the Trustees attended at least 75% of the meetings of the Board and any committee on which he or she serves.

    The Trustees of the former Chase Vista Funds instituted a Retirement Plan for Eligible Trustees (the "Plan") pursuant to which each Trustee (who is not an employee of the former Chase Vista Funds' adviser, administrator or distributor or any of their affiliates) may be entitled to certain benefits upon retirement from the board of trustees. Pursuant to the Plan, the normal retirement date is the date on which the eligible Trustee has attained age 65 and has completed at least five years of continuous service with one or more of the investment companies advised by the adviser of certain former Chase Vista Funds and its affiliates (collectively, the "Covered Funds"). Each Eligible Trustee is entitled to receive from the Covered Funds an annual benefit commencing on the first day of the calendar quarter coincident with or following his date of retirement equal to the sum of (1) 8% of the highest annual compensation received from the Covered Funds multiplied by the number of such Trustee's years of service (not in excess of 10 years) completed with respect to any Covered Funds and (2) 4% of the highest annual compensation received from the Covered Funds for each year of service in excess of 10 years, provided that no Trustee's annual benefit will exceed the highest annual compensation received by that Trustee from the Covered Funds. Such benefit is payable to each eligible Trustee in monthly installments for the life of the Trustee. On February 22, 2001, the Board of Trustees voted to terminate the Plan and in furtherance of this determination agreed to pay Trustees an amount equal, in the aggregate, to $10.95 million, of which $5.3 million had been previously accrued by the Covered Funds. The remaining $5.65 million was reimbursed by Chase. Messrs. Armstrong, Eppley, Reid, Spalding and Vartabedian received $1,027,673, $800,600, $2,249,437, $463,798 and $1,076,927, respectively, in connection with the termination. Each nominee has elected to defer receipt of such amount pursuant to the Deferred Compensation Plan for Eligible Trustees.

    The Trustees instituted a Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan") pursuant to which each Trustee (who is not an employee of the former Chase Vista Funds' adviser, administrator or distributor or any of their affiliates) may enter into agreements with such Funds whereby payment of the Trustees' fees are deferred until the payment date elected by the Trustee (or the Trustee's termination of service). The deferred amounts are deemed invested in shares of funds as elected by the Trustee at the time of deferral. If a deferring Trustee dies prior to the distribution of amounts held in the deferral account, the balance of the deferral account will be distributed to the Trustee's designated beneficiary in a single lump sum payment as soon as practicable after such deferring Trustee's death. Messrs. Armstrong, Eppley, Reid, Spalding and Vartabedian are the only Trustees who have elected to defer compensation under such plan.

    The Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices or with respect to any matter unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

                                    OFFICERS

    The Trust's executive officers (listed below), other than the officers who are employees of the Adviser or one of its affiliates, are provided and compensated by J.P. Morgan Fund Distributors, Inc., a subsidiary of The BISYS Group, Inc. The officers conduct and supervise the business operations of the Trust. The Trust has no employees.

    The officers of the Trust, their principal occupations during the past five years and dates of birth are set forth below. The business address of each of the officers unless otherwise noted is 522 Fifth Avenue, New York, New York 10036.

    GEORGE GATCH; President. Managing Director, J.P. Morgan Investment Management Inc. Mr. Gatch is head of J.P. Morgan Fleming's U.S. Mutual Funds and Financial Intermediaries Business. He has held numerous financial and operations positions throughout the firm in business management, marketing and sales. His date of birth is December 21, 1962.

    DAVID WEZDENKO; Treasurer. Vice President, J.P. Morgan Investment Management Inc. Mr. Wezdenko is the Chief Operating Officer for the J.P. Morgan Fleming's U.S. Mutual Funds and Financial Intermediaries Business. Since joining
J.P. Morgan Chase (or its predecessors) in 1996, he has held numerous financial and operations related positions supporting the J.P. Morgan pooled funds business. His date of birth is October 2, 1963.

    SHARON WEINBERG; Secretary. Vice President, J.P. Morgan Investment Management Inc. Ms. Weinberg is head of Business and Product Strategy for J.P. Morgan Fleming's U.S. Mutual Funds and Financial Intermediaries Business. Since joining J.P. Morgan Chase (or its predecessors) in 1996 in New York, she has held numerous positions throughout the asset management business in mutual funds marketing, legal, and product development. Her date of birth is June 15, 1959.

    MICHAEL MORAN; Vice President and Assistant Treasurer. Vice President, J.P. Morgan Investment Management Inc. Mr. Moran is the Chief Financial Officer of J.P. Morgan Fleming's U.S. Mutual Funds and Financial Intermediaries Business. He has held various financial reporting roles in the Investment Management and Middle Market businesses at J.P. Morgan Chase (or its predecessors). His date of birth is July 14, 1969.

    STEPHEN UNGERMAN; Vice President and Assistant Treasurer. Vice President, J.P. Morgan Investment Management Inc. Mr. Ungerman is head of the Fund Service Group within Fund Administration. Prior to joining J.P. Morgan Chase (or its predecessors) in 2000, he held a number of senior management positions in Prudential Insurance Co. of America's asset management business, including Assistant General counsel, Tax Director, and Co-head of Fund Administration Department. Mr. Ungerman was also the Assistant Treasurer of all mutual funds managed by Prudential. His date of birth is June 2, 1953.

    JUDY R. BARTLETT; Vice President and Assistant Secretary. Vice President and Assistant General Counsel, J.P. Morgan Investment Management Inc. since September 2000. From August 1998 through August 2000, Ms. Bartlett was an attorney at New York Life Insurance Company where she served as Assistant Secretary for the Mainstay Funds. From October 1995 through July 1998, Ms. Bartlett was an associate at the law firm of Willkie, Farr & Gallagher. Her date of birth is May 29, 1965.

    JOSEPH J. BERTINI; Vice President and Assistant Secretary. Vice President and Assistant General Counsel, J.P. Morgan Investment Management Inc. Prior to October of 1997, he was an attorney in the Mutual Fund Group at SunAmerica Asset Management Inc. His date of birth is November 4, 1965.

    PAUL M. DERUSSO; Assistant Treasurer. Vice President, JPMIM. Mr. DeRusso has served in Funds Administration as Manager of the Budgeting and Expense Group for certain trusts in the J.P. Morgan Fund Complex since prior to 1996. His date of birth is December 3, 1954.

    LAI MING FUNG; Assistant Treasurer. Associate, J.P. Morgan Investment Management Inc. Ms. Fung serves in the Funds Administration Group as a Budgeting Analyst for the Budgeting and Expense Group. Prior to April 1999, she worked with Morgan Stanley Dean Witter as a Section Head in the Fund Accounting Group. Her date of birth is September 8, 1974.

    MARY SQUIRES; Assistant Treasurer. Vice President, J.P. Morgan Investment Management Inc. Ms. Squires has held numerous financial and operations positions supporting J.P. Morgan Chase (or its predecessors). Her date of birth is January 8, 1955.

    NIMISH S. BHATT; Assistant Treasurer. Senior Vice President, Fund Administration and Financial Services, BISYS Investment Services, since November 2000; various positions held within BISYS prior thereto since 1996, including Vice President and Director of International Operations, Vice President of Financial Administration and Vice President of Tax. His address is 3435 Stelzer Road, Columbus, Ohio 43219. His date of birth is June 6, 1963.

    ARTHUR A. JENSEN; Assistant Treasurer. Vice President, Financial Services, BISYS Investment Services, since June 2001; formerly Section Manager at Northern Trust Company and Accounting Supervisor at Allstate Insurance Company. His address is 3435 Stelzer Road, Columbus, Ohio 43219. His date of birth is September 28, 1966.

    MARTIN R. DEAN; Assistant Treasurer. Vice President, Administration Service, BISYS Fund Services, Inc.; formerly Senior Manager, KPMG Peat Marwick (1987-1994). His address is 3435 Stelzer Road, Columbus, OH 43219. His date of birth is September 27, 1963.

    ALAINA METZ; Assistant Secretary. Chief Administrative Officer, BISYS Fund Services; formerly Supervisor, Blue Sky Department, Alliance Capital Management L.P. Her address is 3435 Stelzer Road, Columbus, OH 43219. Her date of birth is April 7, 1967.

    LISA HURLEY; Assistant Secretary. Executive Vice President and General Counsel, BISYS Fund Services, Inc.; formerly Counsel to Moore Capital Management and General Counsel to Global Asset Management and Northstar Investments Management. Her address is 90 Park Avenue, New York, NY 10016. Her date of birth is May 29, 1955.

    As of August 22, 2001, the officers, Trustees as a group owned less than 1% of the shares of the Fund.

                                CODES OF ETHICS

    The Trust, the Adviser and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these codes permits personnel subject to such code to invest in securities, including securities that may be purchased or held by the Fund. Such purchases, however, are subject to procedures reasonably necessary to prevent Access Persons from engaging in any unlawful conduct set forth in Rule 17j-1.

                            ADVISER AND SUB-ADVISER

    JPMFAM (USA) acts as investment adviser to the Fund pursuant to an Investment Advisory Agreement, (the "Advisory Agreement"). Subject to such policies as the Board of Trustees may determine, JPMFAM (USA) is responsible for investment decisions for the Fund. Pursuant to the terms of the Advisory Agreement, JPMFAM (USA) provides the Fund with such investment advice and supervision as it deems necessary for the proper supervision of the Fund's investments. The Adviser continuously supervises the investment and reinvestment of cash, securities and other property composing assets of the Fund. The Adviser to the Fund furnishes, at its own expense, all services, facilities and personnel necessary in connection with managing the investments and effecting portfolio transactions for the Fund. The Advisory Agreement for the Fund will continue in effect for two years from the date of the agreement and then will continue in effect from year to year only if such continuance is specifically approved at least annually (i) by the Board of Trustees or by vote of a majority of the Fund's outstanding voting securities and (ii) by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on such Advisory Agreement.

    Under the Advisory Agreement, JPMFAM (USA) may utilize the specialized portfolio skills of all its various affiliates, thereby providing the Fund with greater opportunities and flexibility in accessing investment expertise.

    Pursuant to the terms of the Advisory Agreement the Adviser is permitted to render services to others. The Advisory Agreement is terminable without penalty by the Trust on behalf of the Fund on not more than 60 days' written notice when authorized either by a majority vote of the Fund's shareholders or by a vote of a majority of the Board of Trustees of the Trust, or by the Adviser on not more than 60 days' written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The Advisory Agreement provides that the Adviser under such agreement shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties thereunder.

    In the event the operating expenses of the Fund, including all investment advisory, administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceeds the most restrictive expense limitation applicable to the Fund imposed by the securities laws or regulations thereunder of any state in which the shares of the Fund are qualified for sales, as such limitations may be raised or lowered from time to time, the Adviser shall reduce its advisory fee (which fee is described below) to the extent of its share of such excess expenses. The amount of any such reduction to be borne by the Adviser shall be deducted from the advisory fee otherwise payable with respect to the Fund during such fiscal year; and if such amounts should exceed the monthly fee, the adviser shall pay to the Fund its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.

    Under the Advisory Agreement, JPMFAM (USA) may delegate a portion of its responsibilities to a sub-adviser. In addition, the Advisory Agreement provides that JPMFAM (USA) may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund and are under the common control of JPMFAM (USA) as long as all such persons are functioning as a part of an organized group of persons, managed by authorized officers of JPMFAM (USA).

    JPMFAM (USA) has entered into an investment sub-advisory agreement with Symphony Asset Management, LLC ("Symphony" or the "Sub-Adviser") pursuant to which Symphony acts as the Fund's sub-adviser. Symphony furnishes an investment program for the Fund, determines what securities and other investments to purchase, retain or sell and places orders for the purchase and sale of these investments. Symphony makes all investment decisions for the Fund. Services performed by Symphony also include furnishing statistical and research data, helping to prepare filings and reports for the Fund and generally assisting JPMFAM (USA) and the Fund's other service providers in all aspects of the administration of the Fund.

    Symphony utilizes quantitative techniques, proprietary software models and real-time databases in the performance of its services to the Fund. Symphony bases its quantitative techniques on data provided by IPO Edge, a leading provider of IPO information, under an agreement granting Symphony exclusive advance access to certain of IPO Edge's IPO databases. In addition to quantitative techniques, Symphony will apply qualitative considerations when making investment decisions. Among other considerations, Symphony may review issuers' prospectuses and attend "roadshows" when determining whether to invest in a particular IPO.

    JPMFAM (USA) is a wholly owned subsidiary of J.P. Morgan Chase & Co., a registered bank holding. JPMFAM (USA) is located at 522 5th Avenue, New York, NY 10036. Symphony is located at 555 California Street, Suite 2975, San Francisco, California 94104.

    In consideration of the services provided by the Adviser pursuant to the Advisory Agreement, the Adviser is entitled to receive from the Fund an investment advisory fee computed daily and paid monthly equal to 0.65% of the Fund's average daily net assets. However, the Adviser may voluntarily agree to waive a portion of the fees payable to it on a month-to-month basis.

    For Symphony's services, JPMFAM (USA) pays Symphony an annual investment sub-advisory fee, payable monthly, of 0.35% of the Fund's average daily net assets not in excess of $100 million and 0.375% of such assets over $100 million. In the event that JPMFAM (USA) waives its management fee to satisfy any expense guarantees described in the Prospectus or herein, Symphony has agreed to waive a pro rata portion of its fee from JPMFAM (USA), subject to receiving a minimum sub-advisory fee of 0.20% of the Fund's average daily net assets.

    For the recent period, the Adviser earned advisory fees in the amounts as follows:

                                                        YEAR ENDED
                                                    SEPTEMBER 30, 2000
                                                    ------------------
H&Q IPO & Emerging Company Fund                       $3,236,000

                                 ADMINISTRATOR

    Pursuant to Administration Agreement (the "Administration Agreement"), The Chase Manhattan Bank ("Chase")is the administrator of the Fund. Chase provides certain administrative services to the Funds, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Funds' independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Fund and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. Chase in its capacity as administrator does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.

    Under the Administration Agreement, Chase is permitted to render administrative services to others. The Administration Agreement will continue in effect from year to year with respect to each Fund only if such continuance is specifically approved at least annually by the Board of Trustees of the Trust or by vote of a majority of the Fund's outstanding voting securities. The Administration Agreement is terminable without penalty by the Trust on behalf of the Fund on 60 days' written notice when authorized either by a majority vote of the Fund's shareholders or by vote of a majority of the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, or by Chase on 60 days' written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The Administration Agreements also provide that neither Chase or its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Administration Agreement.

    In consideration of the services provided by Chase pursuant to the Administration Agreement, Chase receives from the Fund a pro rata portion of a fee computed daily and paid monthly at an annual rate equal to 0.15% on the first $25 billion of the average net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of the average daily net assets in excess of $25 billion. Chase may voluntarily waive a portion of the fees payable to it with respect to each Fund on a month-to-month basis. Chase may pay a portion of the fees it receives to BISYS Fund Services, L.P. for its services as the Fund's sub-administrator.

    Prior to February 28, 2001, PFPC Inc. ("PFPC") served as the administrator, fund accountant and dividend disbursing for the Fund. The services provided by PFPC include day to day maintenance of certain books and records, calculation of the offering price of the shares, preparation of reports and liaison with the Fund's custodian. From time to time, the Fund may employ other entities, including the sponsors of mutual fund supermarkets, as sub-transfer agents.

                                  DISTRIBUTOR

    J.P. Morgan Fund Distributors, Inc. ("JPMFD" or the "Distributor") serves as the Trust's distributor.

    The Trust has entered into a Distribution Agreement (the "Distribution Agreement") with the Distributor, pursuant to which the Distributor acts as the Fund's exclusive underwriter, provides certain administration services and promotes and arranges for the sale of each class of Shares. JPMFD is an indirect subsidiary of The BISYS Group, Inc. and is unaffiliated with J.P. Morgan Chase & Co. The Distribution Agreement provides that the Distributor will bear the expenses of printing, distributing and filing prospectuses and statements of additional information and reports used for sales purposes, and of preparing and printing sales literature and advertisements not paid for by the Distribution Plan. The Trust pays for all of the expenses for qualification of the shares of the Fund for sale in connection with the public offering of such shares, and all legal expenses in connection therewith. In addition, pursuant to the Distribution Agreement, the Distributor provides certain sub-administration services to the Trust, including providing officers, clerical staff and office space. Payments may also be used to compensate broker-dealers with trail or maintenance commissions at an annual rate of up to 0.25% of the average daily net asset value of Class A or Class B shares invested in the Fund by customers of these broker-dealers. Trail or maintenance commissions are paid to broker-dealers beginning the 13th month following the purchase of shares by their customers. Promotional activities for the sale of Class A and Class B shares will be conducted generally by the Distributor and its affiliates, and activities intended to promote the Fund's Class A or Class B shares may also benefit the Fund's other shares and other JPMorgan Funds.

    The Distribution Agreement is currently in effect and will continue in effect thereafter with respect to the Fund only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or "interested persons" (as defined in the 1940 Act) of any such party. The Distribution Agreement is terminable without penalty by the Trust on behalf of the Fund on 60 days' written notice when authorized either by a majority vote of the Fund's shareholders or by vote of a majority of the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, or by the Distributor on 60 days' written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The Distribution Agreement also provides that neither the Distributor nor its personnel shall be liable for any act or omission in the course of, or connected with, rendering services under the Distribution Agreement, except for wilful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. The principal offices of the Distributor are located at 1211 Avenue of the Americas, New York, New York 10036.

    JPMFD may provide promotional incentives to broker-dealers that meet specified sales targets for one or more JPMorgan Funds. These incentives may include gifts of up to $100 per person annually; an occasional meal, ticket to a sporting event or theater for entertainment for broker-dealers and their guests; and payment or reimbursement for travel expenses, including lodging and meals, in connection with attendance at training and educational meetings within and outside the U.S.

    JPMFD may from time to time, pursuant to objective criteria established by it, pay additional compensation to qualifying authorized broker-dealers for certain services or activities which are primarily intended to result in the sale of shares of the Fund. In some instances, such compensation may be offered only to certain broker-dealers who employ registered representatives who have sold or may sell significant amounts of shares of the Fund and/or other JPMorgan Funds during a specified period of time. Such compensation does not represent an additional expense to the Fund or its shareholders, since it will be paid by JPMFD out of compensation retained by it from the Fund or other sources available to it.

    In consideration of the services provided by the Distributor pursuant to a prior Distribution Agreement, the Distributor received an annual fee, payable monthly, of 0.05% of the net assets of each of the Trust's portfolios, except the Fund (which paid no fee for these services). The Distributor may have voluntarily waived a portion of the fees payable to it under the prior Distribution Agreement with respect to the Fund on a month-to-month basis.

    For the most recent fiscal year, the Distributor earned fees in the amount as follows:

                                                        YEAR ENDED
                                                    SEPTEMBER 30, 2000
                                                    ------------------
H&Q IPO & Emerging Company Fund Class A                  $ 93,000
H&Q IPO & Emerging Company Fund Class B                  $238,000

           SHAREHOLDER SERVICING AGENTS, TRANSFER AGENT AND CUSTODIAN

    The Trust has entered into a shareholder servicing agreement (a "Servicing Agreement") with Chase to provide certain services including but not limited to the following: answer customer inquiries regarding account status and history, the manner in which purchases and redemptions of shares may be effected for the Fund as to which the Shareholder Servicing Agent is so acting and certain other matters pertaining to the Fund; assist shareholders in designating and changing dividend options, account designations and addresses; provide necessary personnel and facilities to establish and maintain shareholder accounts and records; assist in processing purchase and redemption transactions; arrange for the wiring of funds; transmit and receive funds in connection with customer orders to purchase or redeem shares; verify and guarantee shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; furnish (either separately or on an integrated basis with other reports sent to a shareholder by a Shareholder Servicing Agent) quarterly and year-end statements and confirmations of purchases and redemptions; transmit, on behalf of the Fund, proxy statements, annual reports, updated prospectuses and other communications to shareholders of the Fund; receive, tabulate and transmit to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and provide such other related services as the Fund or a shareholder may request. Shareholder servicing agents may be required to register pursuant to state securities law. Shareholder Servicing Agents may subcontract with other parties for the provision of shareholder support services.

    In consideration of the service provided by the Shareholder Servicing Agent pursuant to the Shareholder Servicing Agreement, the Shareholder Servicing Agent receives from the Fund a fee of 0.25% for the Class A and Class B shares, expressed as a percentage of the average daily net asset values of Fund shares. The Shareholder Servicing Agent may voluntarily agree from time to time to waive a portion of the fees payable to it under its Servicing Agreement with respect to the Fund on a month-to-month basis.

    For the fiscal year ended September 30, 2000, the Fund paid $443,000 in shareholder servicing fees to Chase.

                               DISTRIBUTION PLAN

    The Trust has adopted a plan of distribution for the Fund pursuant to Rule 12b-1 under the 1940 Act (a "Distribution Plan") on behalf of its Class A, B, and C shares of the Funds, which provides that each of such classes shall pay for distribution services a distribution fee (the "Distribution Fee"), including payments to the Distributor, at annual rates not to exceed the amounts set forth in its Prospectus. The Distributor may use all or any portion of such Distribution Fee to pay for Fund expenses of printing prospectuses and reports used for sales purposes, expenses of the preparation and printing of sales literature and other such distribution-related expenses. Promotional activities for the sale of each such class of shares of the Fund will be conducted generally by the Distributor, and activities intended to promote one class of shares of the Fund may also benefit the Fund's other shares and other JPMorgan Funds.

    Class A shares pay a Distribution Fee of up to 0.30% of average net assets, and Class B shares pay a Distribution Fee of up to 1.00% of average daily net assets. The Distributor currently expects to pay sales commissions to a dealer at the time of sale of Class B shares of up to 4.00% of the purchase price of the shares sold by such dealer. The Distributor will use its own funds (which may be borrowed or otherwise financed) to pay such amounts. Because the Distributor will receive a maximum Distribution Fee of 0.75% of average daily net assets with respect to Class B shares, it will take the Distributor several years to recoup the sales commissions paid to dealers and other sales expenses.

    Some payments under the Distribution Plans may be used to compensate broker-dealers with trail or maintenance commissions in an amount not to exceed 0.25% annualized of the average net asset values of Class A shares, or 0.25% annualized of the average net asset value of the Class B shares maintained in a Fund by such broker-dealers' customers. Trail or maintenance commissions on Class B shares will be paid to broker-dealers beginning the 13th month following the purchase of such Class B shares. Since the distribution fees are not directly tied to expenses, the amount of distribution fees paid by the Fund during any year may be more or less than actual expenses incurred pursuant to the

Distribution Plans. For this reason, this type of distribution fee arrangement is characterized by the staff of the Securities and Exchange Commission as being of the "compensation variety" (in contrast to "reimbursement" arrangements by which a distributor's payments are directly linked to its expenses). With respect to Class B shares, because of the 0.75% annual limitation on the compensation paid to the Distributor during a fiscal year, compensation relating to a large portion of the commissions attributable to sales of Class B shares in any one year will be accrued and paid by a Fund to the Distributor in fiscal years subsequent thereto. In determining whether to purchase Class shares, investors should consider that compensation payments could continue until the Distributor has been fully reimbursed for the commissions paid on sales of Class B shares. However, the Shares are not liable for any distribution expenses incurred in excess of the Distribution Fee paid.

    Each class of shares is entitled to exclusive voting rights with respect to matters concerning its Distribution Plan.

    The Distribution Plan provides that it will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plans or in any agreement related to such Plan ("Qualified Trustees"). The Distribution Plan requires that the Trust shall provide to the Board of Trustees, and the Board of Trustees shall review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Distribution Plans. The Distribution Plan further provides that the selection and nomination of Qualified Trustees shall be committed to the discretion of the disinterested Trustees (as defined in the 1940 Act) then in office. The Distribution Plan may be terminated at any time by a vote of a majority of the Qualified Trustees or, with respect to the Fund, by vote of a majority of the outstanding voting Shares of the class of the Fund to which it applies (as defined in the 1940 Act). The Distribution Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of shareholders and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees. The Fund will preserve copies of any plan, agreement or report made pursuant to a Distribution Plan for a period of not less than six years from the date of the Distribution Plan, and for the first two years such copies will be preserved in an easily accessible place.

                                 TRANSFER AGENT

    The Trust has also entered into a Transfer Agency Agreement with DST Systems, Inc. ("DST") pursuant to which DST acts as transfer agent for the Trust. DST's address is 210 West 10th Street, Kansas City, MO 64105.

                                   CUSTODIAN

    Pursuant to a Custodian Agreement, Chase acts as the custodian of the assets of the Fund and receives such compensation as is from time to time agreed upon by the Trust and Chase. As custodian, Chase provides oversight and record keeping for the assets held in the portfolio of the Fund. Chase is located at 3 Metrotech Center, Brooklyn, NY 11245.

                                    EXPENSES

    The Fund pays the expenses incurred in its operations, including its pro rata share of expenses of the Trust. These expenses include investment advisory and administrative fees; the compensation of the Trustees; registration fees; interest charges; taxes; expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Fund's custodian for all services to the funds, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to government offices and commissions; expenses of meetings of investors; fees and expenses of independent accountants, of legal counsel and of any transfer agent, registrar or dividend disbursing agent of the Trust; insurance premiums; and expenses of calculating the net asset value of, and the net income on, shares of the Fund. Shareholder servicing and distribution fees are all allocated to specific classes of the Fund. In addition, the Fund may allocate transfer agency and certain other expenses by class. Service providers to the Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled.

    Chase has agreed that it will reimburse the Fund until September 7, 2002 to the extent necessary to maintain the Fund's total operating expenses at the following annual rates of the Fund's average daily net assets. These limits do not cover extraordinary expenses, interest or taxes.

                             Class A Shares  1.35%
                             Class B Shares  2.05%

                            INDEPENDENT ACCOUNTANTS

    The financial statements incorporated herein by reference from the predecessor fund's Annual Reports to Shareholders for the fiscal year ended September 30, 2000, and the related financial highlights which appear in the Prospectus, have been incorporated herein and included in the Prospectus in reliance on the reports of PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, independent accountants of the Fund, given on the authority of said firm as experts in accounting and auditing. PricewaterhouseCoopers LLP provides the Fund (and previously provided the predecessor fund) with audit services, tax return preparation and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission.

                           CERTAIN REGULATORY MATTERS

    J.P. Morgan Chase & Co. and its affiliates may have deposit, loan and other commercial banking relationships with the issuers of securities purchased on behalf of the Fund, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of securities so purchased.
J.P. Morgan Chase & Co. and its affiliates deal, trade and invest for their own accounts in U.S. Government obligations, municipal obligations and commercial paper and are among the leading dealers of various types of U.S. Government obligations and municipal obligations. J.P. Morgan Chase & Co. and its affiliates may sell U.S. Government obligations and municipal obligations to, and purchase them from, other investment companies sponsored by the Fund's distributor or affiliates of the distributor. J.P. Morgan Chase & Co. will not invest any Fund assets in any U.S. Government obligations, municipal obligations or commercial paper purchased from itself or any affiliate, although under certain circumstances such securities may be purchased from other members of an underwriting syndicate in which J.P. Morgan Chase & Co. or an affiliate is a non-principal member. This restriction my limit the amount or type of U.S. Government obligations, municipal obligations or commercial paper available to be purchased by the Fund. J.P. Morgan Chase & Co. has informed the Fund that in making its investment decision, it does not obtain or use material inside information in the possession of any other division or department of J.P. Morgan Chase & Co., including the division that performs services for the Trust as custodian, or in the possession of any affiliate of J.P. Morgan Chase & Co. Shareholders of the Fund should be aware that, subject to applicable legal or regulatory restrictions, J.P. Morgan Chase & Co. and its affiliates may exchange among themselves certain information about the shareholder and his account. Transactions with affiliated broker-dealers will only be executed on an agency basis in accordance with applicable federal regulations.

                              GENERAL INFORMATION
              DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

    Mutual Fund Investment Trust is an open-end, management investment company organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts in 1997. Because the Fund is "diversified", not more than 25% of the assets of the Fund may be invested in the obligations of any single issuer, as 5% of the value of such issuers total assets or 10% of such issuers outstanding voting securities.

    The Trust currently consists of 12 series of shares of beneficial interest, par value $.001 per share. With respect to the Fund, the Trust may offer more than one class of shares. The Trust has reserved the right to create and issue additional series or classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust which are not attributable to a specific series or class are allocated among all the series in a manner believed by management of the Trust to be fair and equitable. Shares have no preemptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each whole share held, and each fractional share shall be entitled to a proportional fractional vote, except that Trust shares held in the treasury of the Trust shall not be voted. Shares of class generally vote together except when required under federal securities laws to vote separately on matters that only affect a particular class, such as the approval of distribution plans for a particular class. With respect to shares purchased through a Shareholder Servicing Agent and, in the event written proxy instructions are not received by the Fund or its designated agent prior to a shareholder meeting at which a proxy is to be voted and the shareholder does not attend the meeting in person, the Shareholder Servicing Agent for such shareholder will be authorized pursuant to an applicable agreement with the shareholder to vote the shareholder's outstanding shares in the same proportion as the votes cast by other Fund shareholders represented at the meeting in person or by proxy.

    The Fund offers Class A and Class B shares. The classes of shares have several different attributes relating to sales charges and expenses, as described herein and in the Prospectus. In addition to such differences, expenses borne by each class of the Fund may differ slightly because of the allocation of other class-specific expenses. For example, a higher transfer agency fee may be imposed on Class B shares than on class A shares. The relative impact of initial sales charges, contingent deferred sales charges, and ongoing annual expenses will depend on the length of time a share is held.

    Selected dealers and financial consultants may receive different levels of compensation for selling one particular class of shares rather than another.

    The business and affairs of the Trust are managed under the general direction and supervision of the Trust's Board of Trustees. The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class when, in the judgment of the Trustees, it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have, in certain circumstances, the right to remove one or more Trustees without a meeting. No material amendment may be made to the Trust's Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each series affected by the amendment. The Trust's Declaration of Trust provides that, at any meeting of shareholders of the Trust or of any series or class, a Shareholder Servicing Agent may vote any shares as to which such Shareholder Servicing Agent is the agent of record and which are not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares of that series or class otherwise represented at the meeting in person or by proxy as to which such Shareholder Servicing Agent is the agent of record. Any shares so voted by a Shareholder Servicing Agent will be deemed represented at the meeting for purposes of quorum requirements. Shares have no preemptive or conversion rights. Shares, when issued, are fully paid and non-assessable, except as set forth below. Any series or class may be terminated
(i) upon the reorganization or consolidation with, or the sale or disposition of all or substantially all of its assets to, another entity, if approved by the vote of the holders of two thirds of its outstanding shares, except that if the Board of Trustees recommends such merger, consolidation or sale or disposition of assets, the approval by vote of the holders of a majority of the series' or class' outstanding shares will be sufficient, or (ii) by the vote of the holders of a majority of its outstanding shares, or (iii) by the Board of Trustees by written notice to the series' or class' shareholders. Unless each series and class is so terminated, the Trust will continue indefinitely.

    Stock certificates are issued only upon the written request of a shareholder, subject to the policies of the investor's Shareholder Servicing Agent, but the Trust will not issue a stock certificate with respect to shares that may be redeemed through expedited or automated procedures established by a Shareholder Servicing Agent. No certificates are issued for Class B shares due to their conversion feature. No certificates are issued for Institutional Shares.

    Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of the Trust property for any shareholder held personally liable for the obligations of the Trust. The Trust's Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

    The Trust's Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of wilful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

    The Board of Trustees has adopted a code of ethics addressing personal securities transactions by investment personnel and access persons and other related matters. The code has been designated to address potential conflicts of interest that can arise in connection with personal trading activities of such persons. Persons subject to the code are generally permitted to engage in personal securities transactions, subject to certain prohibitions, pre-clearance requirements and blackout periods.

                               PRINCIPAL HOLDERS

    As of August 22, 2001, there were no persons who owned of record 5% or more of the outstanding Class B Shares of the Fund, and the following person owned of record 5% or more of the outstanding Class A Shares of the Fund:

NAME AND ADDRESS OF SHAREHOLDER                               PERCENTAGE HELD
-------------------------------                               ---------------
CHARLES SCHWAB & CO. INC.                                          87.77%
FBO SCHWAB CUSTOMERS
ATTN MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4122

                              FINANCIAL STATEMENTS

    The Annual Report to Shareholders of the predecessor fund, including the report of independent accountants, financial highlights and financial statements for the fiscal year ended September 30, 2000 (Accession
No. 0000950146-00-001003) contained therein, and the Semi-Annual Report to Shareholders of the Fund for the six-month period ended March 31, 2001 (Accession No. 000091-2057-01-517910) are incorporated by reference.

                                   APPENDIX A

                       DESCRIPTION OF CERTAIN OBLIGATIONS
                    ISSUED OR GUARANTEED BY U.S. GOVERNMENT
                         AGENCIES OR INSTRUMENTALITIES

    FEDERAL FARM CREDIT SYSTEM NOTES AND BONDS--are bonds issued by a cooperatively owned nationwide system of banks and associations supervised by the Farm Credit Administration, an independent agency of the U.S. Government. These bonds are not guaranteed by the U.S. Government.

    MARITIME ADMINISTRATION BONDS--are bonds issued and provided by the Department of Transportation of the U.S. Government and are guaranteed by the U.S. Government.

    FNMA BONDS--are bonds guaranteed by the Federal National Mortgage Association. These bonds are not guaranteed by the U.S. Government.

    FHA DEBENTURES--are debentures issued by the Federal Housing Administration of the U.S. Government and are guaranteed by the U.S. Government.

    FHA INSURED NOTES--are bonds issued by the Farmers Home Administration, the U.S. Government and are guaranteed by the U.S. Government.

    GNMA CERTIFICATES--are mortgage-backed securities which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Each mortgage loan included in the pool is either insured by the Federal Housing Administration or guaranteed by the Veterans Administration and therefore guaranteed by the U.S. Government. As a consequence of the fees paid to GNMA and the issuer of GNMA Certificates, the coupon rate of interest of GNMA Certificates is lower than the interest paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates. The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures may result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee. As the prepayment rate of individual mortgage pools will vary widely, it is not possible to accurately predict the average life of a particular issue of GNMA Certificates. The yield which will be earned on GNMA Certificates may vary from their coupon rates for the following reasons: (i) Certificates may be issued at a premium or discount, rather than at par; (ii) Certificates may trade in the secondary market at a premium or discount after issuance; (iii) interest is earned and compounded monthly which has the effect of raising the effective yield earned on the Certificates; and (iv) the actual yield of each Certificate is affected by the prepayment of mortgages included in the mortgage pool underlying the Certificates. Principal which is so prepaid will be reinvested although possibly at a lower rate. In addition, prepayment of mortgages included in the mortgage pool underlying a GNMA Certificate purchased at a premium could result in a loss to the Fund. Due to the large amount of GNMA Certificates outstanding and active participation in the secondary market by securities dealers and investors, GNMA Certificates are highly liquid instruments. Prices of GNMA Certificates are readily available from securities dealers and depend on, among other things, the level of market rates, the Certificate's coupon rate and the prepayment experience of the pool of mortgages backing each Certificate. If agency securities are purchased at a premium above principal, the premium is not guaranteed by the issuing agency and a decline in the market value to par may result in a loss of the premium, which may be particularly likely in the event of a prepayment. When and if available, U.S. Government obligations may be purchased at a discount from face value.

    FHLMC CERTIFICATES AND FNMA CERTIFICATES--are mortgage-backed bonds issued by the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, respectively, and are guaranteed by the U.S. Government.

    GSA PARTICIPATION CERTIFICATES--are participation certificates issued by the General Services Administration of the U.S. Government and are guaranteed by the U.S. Government.

    NEW COMMUNITIES DEBENTURES--are debentures issued in accordance with the provisions of Title IV of the Housing and Urban Development Act of 1968, as supplemented and extended by Title VII of the Housing and Urban Development Act of 1970, the payment of which is guaranteed by the U.S. Government.

    PUBLIC HOUSING BONDS--are bonds issued by public housing and urban renewal agencies in connection with programs administered by the Department of Housing and Urban Development of the U.S. Government, the payment of which is secured by the U.S. Government.

    PENN CENTRAL TRANSPORTATION CERTIFICATES--are certificates issued by Penn Central Transportation and guaranteed by the U.S. Government.

    SBA DEBENTURES--are debentures fully guaranteed as to principal and interest by the Small Business Administration of the U.S. Government.

    WASHINGTON METROPOLITAN AREA TRANSIT AUTHORITY BONDS--are bonds issued by the Washington Metropolitan Area Transit Authority. Some of the bonds issued prior to 1993 are guaranteed by the U.S. Government.

    FHLMC BONDS--are bonds issued and guaranteed by the Federal Home Loan Mortgage Corporation. These bonds are not guaranteed by the U.S. Government.

    FEDERAL HOME LOAN BANK NOTES AND BONDS--are notes and bonds issued by the Federal Home Loan Bank System and are not guaranteed by the U.S. Government.

    STUDENT LOAN MARKETING ASSOCIATION ("SALLIE MAE") NOTES AND BONDS--are notes and bonds issued by the Student Loan Marketing Association and are not guaranteed by the U.S. Government.

    D.C. ARMORY BOARD BONDS--are bonds issued by the District of Columbia Armory Board and are guaranteed by the U.S. Government.

    EXPORT-IMPORT BANK CERTIFICATES--are certificates of beneficial interest and participation certificates issued and guaranteed by the Export-Import Bank of the U.S. and are guaranteed by the U.S. Government.

    In the case of securities not backed by the "full faith and credit" of the U.S. Government, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. Government itself in the event the agency or instrumentality does not meet its commitments.

    Investments may also be made in obligations of U.S. Government agencies or instrumentalities other than those listed above.

                                   APPENDIX B

                             DESCRIPTION OF RATINGS

    A description of the rating policies of Moody's, S&P and Fitch with respect to bonds and commercial paper appears below.

               MOODY'S INVESTORS SERVICE'S CORPORATE BOND RATINGS

    Aaa--Bonds which are rated "Aaa" are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa--Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

    A--Bonds which are rated "A" possess many favorable investment qualities and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa--Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Ba--Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B--Bonds which are rated "B" generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance and other terms of the contract over any long period of time may be small.

    Caa--Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    Ca--Bonds which are rated "Ca" represent obligations which are speculative in high degree.

    Such issues are often in default or have other marked shortcomings.

    C--Bonds which are rated "C" are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    Moody's applies numerical modifiers "1", "2", and "3" to certain of its rating classifications. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

             STANDARD & POOR'S RATINGS GROUP CORPORATE BOND RATINGS

    AAA--This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to repay principal and pay interest.

    AA--Bonds rated "AA" also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and differs from "AAA" issues only in small degree.

    A--Bonds rated "A" have a strong capacity to repay principal and pay interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

    BBB--Bonds rated "BBB" are regarded as having an adequate capacity to repay principal and pay interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for higher rated categories.

    BB-B-CCC-CC-C--Bonds rated "BB", "B", "CCC", "CC" and "C" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

    CI--Bonds rated "CI" are income bonds on which no interest is being paid.

    D--Bonds rated "D" are in default. The "D" category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired unless S&P believes that such payments will be made during such grace period. The "D" rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

    The ratings set forth above may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

              MOODY'S INVESTORS SERVICE'S COMMERCIAL PAPER RATINGS

    PRIME-1--Issuers (or related supporting institutions) rated "Prime-1" have a superior ability for repayment of senior short-term debt obligations. "Prime-1" repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

    PRIME-2--Issuers (or related supporting institutions) rated "Prime-2" have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

    PRIME-3--Issuers (or related supporting institutions) rated "Prime-3" have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

    NOT PRIME--Issuers rated "Not Prime" do not fall within any of the Prime rating categories.

            STANDARD & POOR'S RATINGS GROUP COMMERCIAL PAPER RATINGS

    A S&P commercial paper rating is current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded in several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. The four categories are as follows:

    A-1--This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

    A-2--Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

    A-3--Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

    B--Issues rated "B" are regarded as having only speculative capacity for timely payment.

    C--This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

    D--Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

                               FITCH BOND RATINGS

    AAA--Bonds rated AAA by Fitch are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

    AA--Bonds rated AA by Fitch are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated F-1+ by Fitch.

    A--Bonds rated A by Fitch are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

    BBB--Bonds rated BBB by Fitch are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse consequences on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

    Plus and minus signs are used by Fitch to indicate the relative position of a credit within a rating category. Plus and minus signs, however, are not used in the AAA category.

                            FITCH SHORT-TERM RATINGS

    Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

    The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

    Fitch's short-term ratings are as follows:

    F-1+--Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

    F-1--Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

    F-2--Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

    F-3--Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, although near-term adverse changes could cause these securities to be rated below investment grade.

    LOC--The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

    Like higher rated bonds, bonds rated in the Baa or BBB categories are considered to have adequate capacity to pay principal and interest. However, such bonds may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds.

    After purchase by the Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund. However, the Fund's investment manager will consider such event in its determination of whether the Fund should continue to hold the security. To the extent the ratings given by Moody's, S&P or Fitch may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in this Prospectus and in the Statement of Additional Information.